Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Floating Rate High Income - CL A	2.48%	3.39%	7.63%
Fidelity Adv Floating Rate High Income - CL A (incl. 3.75% sales charge)	-1.36%	-0.49%	3.59%
CSFB Leveraged Loan Plus	5.10%	3.91%	6.75%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of a sales charge.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL A	3.39%	4.41%
Fidelity Adv Floating Rate High Income - CL A (incl. 3.75% sales charge)	-0.49%	2.09%
CSFB Leveraged Loan Plus	3.91%	3.91%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Class A on August 16, 2000, when the fund started, and the current 3.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $10,359 - a 3.59% increase on the initial investment. For comparison, look at how the CSFB Leveraged Loan Index Plus did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,675 - a 6.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Year ended October 31,	August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	1.86%	6.50%	1.50%
Capital returns	0.62%	-2.42%	-0.60%
Total returns	2.48%	4.08%	0.90%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.86¢	17.96¢	44.72¢
Annualized dividend rate	3.57%	3.71%	4.56%
30-day annualized yield	4.24%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.76 over the past one month, $9.76 over the past six months and $9.80 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A' s current 3.75% sales charge. If Fidelity had not reimbursed certain class expenses, the yield would have been 4.21%.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL T	2.44%	3.30%	7.37%
Fidelity Adv Floating Rate High Income - CL T (incl. 2.75% sales charge)	-0.38%	0.46%	4.41%
CSFB Leveraged Loan Plus	5.10%	3.91%	6.75%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of a sales charge.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL T	3.30%	4.26%
Fidelity Adv Floating Rate High Income - CL T (incl. 2.75% sales charge)	0.46%	2.57%
CSFB Leveraged Loan Plus	3.91%	3.91%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class T on August 16, 2000, when the fund started, and the current 2.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $10,441 - a 4.41% increase on the initial investment. For comparison, look at how the CSFB Leveraged Loan Index Plus did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,675 - a 6.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Year ended October 31,	August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	1.82%	6.42%	1.48%
Capital returns	0.62%	-2.52%	-0.60%
Total returns	2.44%	3.90%	0.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.78¢	17.50¢	43.88¢
Annualized dividend rate	3.47%	3.62%	4.48%
30-day annualized yield	4.17%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.76 over the past one month, $9.75 over the past six months and $9.79 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 2.75% sales charge.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. Class B shares' contingent deferred sales charges included in the past six months, past one year and life of fund total return figures are 3.5%, 3.5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL B	2.21%	2.84%	6.54%
Fidelity Adv Floating Rate High Income - CL B (incl. contingent deferred sales charge)	-1.29%	-0.62%	3.61%
CSFB Leveraged Loan Plus	5.10%	3.91%	6.75%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of a sales charge.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL B	2.84%	3.79%
Fidelity Adv Floating Rate High Income - CL B (incl. contingent deferred sales charge)	-0.62%	2.11%
CSFB Leveraged Loan Plus	3.91%	3.91%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class B on August 16, 2000, when the fund started. As the chart shows, by April 30, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,361 - a 3.61% increase on the initial investment. For comparison, look at how the CSFB Leveraged Loan Index Plus did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,675 - a 6.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class B
Performance - continued

Total Return Components

	Six months ended April 30,	Year ended October 31,	August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	1.59%	5.93%	1.39%
Capital returns	0.62%	-2.51%	-0.60%
Total returns	2.21%	3.42%	0.79%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.41¢	15.32¢	39.48¢
Annualized dividend rate	3.00%	3.17%	4.03%
30-day annualized yield	3.83%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.76 over the past one month, $9.75 over the past six months and $9.79 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. Class C shares' contingent deferred sales charges included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL C	2.16%	2.74%	6.46%
Fidelity Adv Floating Rate High Income - CL C (incl. contingent deferred sales charge)	1.16%	1.76%	6.46%
CSFB Leveraged Loan Plus	5.10%	3.91%	6.75%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of a sales charge.

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL C	2.74%	3.74%
Fidelity Adv Floating Rate High Income - CL C (incl. contingent deferred sales charge)	1.76%	3.74%
CSFB Leveraged Loan Plus	3.91%	3.91%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class C on August 16, 2000, when the fund started. As the chart shows, by April 30, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,646 - a 6.46% increase on the initial investment. For comparison, look at how the CSFB Leveraged Loan Index Plus did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,675 - a 6.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	Year ended October 31,	August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	1.54%	5.83%	1.36%
Capital returns	0.62%	-2.41%	-0.60%
Total returns	2.16%	3.42%	0.76%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.34¢	14.88¢	38.57¢
Annualized dividend rate	2.92%	3.08%	3.94%
30-day annualized yield	3.74%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.76 over the past one month, $9.75 over the past six months and $9.79 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Looking at the CSFB Leveraged Loan Index Plus, a broad measure of the leveraged loan market, the six months ending April 30, 2002, was a relatively strong period. The index returned 5.10% in that time. A strong recovery in issues rated CC and C as well as defaulted issues helped drive the index's performance, returning 9.20%. Unrated issues also performed well, up 6.1%. In contrast, returns of BB-rated index issues gained 4.59%. During the period, the federal funds rate declined 75 basis points, causing the London Interbank Offering Rate (LIBOR) to fall from 2.20% to 1.92%. Leveraged loans are priced relative to LIBOR. At the start of November, the average secondary loan yield spread was 353 basis points over LIBOR before falling to 301 basis points by April 2002. These yield spreads declined due to limited supply of new issues and heavy demand for term loans. There were an unprecedented number of amendment requests by borrowing companies from October through December, followed by an unusually heavy amount of bank repayments between January and March. The amendments were in direct response to the economic uncertainty following September 11. The large amount of repayments during the period reflected corporate finance decisions by many treasurers to lengthen the duration of their liabilities and reduce their exposure to onerous credit agreements.

(Portfolio Manager photograph)
An interview with Christine McConnell, Portfolio Manager of Fidelity Advisor Floating Rate High Income

Q. Christine, how did the fund perform?

A. For the six-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares provided total returns of 2.48%, 2.44%, 2.21% and 2.16%, respectively. In comparison, the CSFB Leveraged Loan Index Plus returned 5.10% during the same period. For the 12 months ending April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 3.39%, 3.30%, 2.84% and 2.74%, respectively, while the CSFB benchmark returned 3.91%.

Q. Why did the fund trail the CSFB index during the past six months?

A. The fund's overweighted position in the higher-quality end of the spectrum plus its cash position - approximately 17% of net assets at period end - contributed to the lagging performance relative to the index. Lower-rated, higher-risk, more-volatile names benefited during the past six months from several factors. Some companies reached more lenient amendments with their lender groups and avoided defaults; a more bullish outlook for economic improvement motivated investors to take on more risk; and the absence of alternative investment options in a market with an abundance of cash helped drive demand for lower-rated issues.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Refinancings and repayments play a significant role in the leveraged loan market. How would you characterize the impact of these refinancings on the fund's performance?

A. From a buyer's view, repayments increased the difficulty in finding compelling investment opportunities. In general, refinancings reduced net loan supply and also led to reduced spreads on existing positions. The heightened risk of refinancings limited trading activity in loans priced above par, causing a slowdown in the secondary market. However, repayments also served to improve collateral protection and reduce senior leverage associated with the remaining bank debt outstanding.

Q. How was the fund positioned during the past six months?

A. Given the economic uncertainty associated with the market in general, the fund remained defensively positioned with 138 names diversified among industry, issuer, and economic and regulatory risk. The top 10 names represented approximately 20% of net assets. Issues rated BB and above, including cash, represented approximately 55% of the fund versus 34% for the CSFB index. I continued to focus on diversifying into smaller capitalization names to reduce exposure to unpopular "cash consumers" - companies dependent on capital market financings to help fund aggressive capital expenditure plans. Unless and until the equity market firms, these companies may remain on shaky footing. The fund also focused on investments in companies with hard assets, with some pricing flexibility due to industry discipline or some form of product scarcity value. In addition, companies that benefit from global turmoil - including energy, defense and satellite companies - were represented in the fund. I tried to avoid companies with excess capacity, energy price sensitivity and import risk.

Q. What's your outlook?

A. All in all, I think this is a good time for the floating rate loan market. I see four potentially positive scenarios. If interest rates increase, bank debt should participate in the recovery and offer higher yields without the need for increased credit risk associated with subordinated debt instruments. If the economy and interest rates stay flat, leveraged loans could possibly generate gross returns well above money market returns. If we see another dip in the economy, the benefits of seniority and security inherent in the fund's investments should insulate the fund. Finally, if a new threat of inflation surfaces, fund investors could avoid the downside of a steepening yield curve because of the floating rate feature.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income

Start date: August 16, 2000

Size: as of April 30, 2002, more than $565 million

Manager: Christine McConnell, since inception; joined Fidelity in 1987

3

Christine McConnell discusses investing in the current market environment:

"Low LIBOR rates and the higher probability that the economy has bottomed speak of a need to get cash invested, carefully. The expectation that the Federal Reserve Board will wait until late summer to raise rates suggests there is room to move some duration from a three-month to a six-to-nine month window if you can pickup yield without increasing credit risk. In a low growth, low inflation environment, I would expect companies to look to buy competitors, to improve the pricing landscape and cut costs. Beneficiaries of this scenario will probably be commodity or oligopolisitic producers, where a few producers control supply and pricing. Product assemblers should benefit from their variable cost structure and free cash flow generation capabilities. Companies with higher-than-normal exposure to the bank markets may look to issue high-yield bonds and lengthen their covenant and amortization risk. Unfortunately, they may also draw down on untapped revolving lines of credit to buy subordinate classes of debt and reduce their overall leverage and interest costs."

Semiannual Report

Investment Changes

Top Five Holdings as of April 30, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communication Operating LLC	3.7	4.7
Century Cable Holdings LLC	2.1	2.7
Triton PCS, Inc.	2.0	2.5
Triad Hospitals, Inc.	1.8	1.9
Southern California Edison Co.	1.8	0.0
	11.4
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	9.9	14.3
Cable TV	8.9	10.5
Paper	7.3	6.8
Healthcare	5.9	4.6
Chemicals	4.9	4.5
Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.6	0.6
Baa	2.9	4.0
Ba	37.1	31.7
B	18.2	9.0
Caa, Ca, C	1.3	0.4
Not Rated	20.5	35.5

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Unrated debt securities that are equivalent to Ba and below at April 30, 2002 and October 31, 2001 account for 20.5% and 35.5% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Floating Rate Loans 74.0%		Floating Rate Loans 73.0%
	Nonconvertible Bonds 8.6%		Nonconvertible Bonds 8.0%
	Other Investments 0.3%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets 17.1%		Short-Term Investments and Net Other Assets 18.6%
* Foreign investments	3.2%	** Foreign investments	4.5%

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Floating Rate Loans (f) - 74.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 1.5%
Hayes Lemmerz International, Inc. term loan 8.75% 12/15/05 (e)	-	$ 1,995,000	$ 1,775,550
Lear Corp. term loan 3.44% 5/4/04 (e)	BB+	2,000,000	1,995,000
SPX Corp.:
Tranche B term loan 4.375% 12/31/06 (e)	Ba2	487,361	488,580
Tranche C term loan 4.6478% 12/31/07 (e)	-	3,957,506	3,977,294
			8,236,424
Broadcasting - 2.9%
Citadel Broadcasting Co. Tranche B term loan 4.85% 4/3/09 (e)	-	7,000,000	7,070,000
Cumulus Media, Inc. Tranche B term loan 4.875% 12/31/08 (e)	B1	1,000,000	1,010,000
Emmis Communications Corp. Tranche B term loan 5.4371% 8/31/09 (e)	Ba3	2,821,595	2,842,757
LIN Television Corp. Tranche B term loan 5.19% 9/30/07 (e)	-	1,834,638	1,843,811
Paxson Communications Corp. Tranche B term loan 5.254% 6/30/06 (e)	Ba3	1,500,000	1,515,000
Sinclair Broadcast Group, Inc. term loan 5.85% 9/30/09 (e)	Ba2	1,200,000	1,206,000
Young Broadcasting, Inc. Tranche B term loan 5.5625% 12/31/06 (e)	-	1,013,654	1,016,188
			16,503,756
Cable TV - 8.7%
Century Cable Holdings LLC Tranche B term loan:
4.99% 6/30/09 (e)	-	2,500,000	2,300,000
5.04% 12/31/09 (e)	Ba3	10,750,000	9,890,000
Charter Communication Operating LLC:
term loan 4.72% 9/18/08 (e)	-	4,500,000	4,320,000
Tranche B term loan 4.69% 3/18/08 (e)	Ba3	17,000,000	16,192,495
Insight Midwest Holdings LLC Tranche B term loan 5.0625% 12/31/09 (e)	-	7,000,000	7,000,000
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.393% 9/30/10 (e)	BB+	4,000,000	4,010,000
PanAmSat Corp. Tranche B term loan 5.46% 12/31/08 (e)	Ba2	2,000,000	2,005,000
Pegasus Media & Communications, Inc. Tranche B term loan 5.4375% 4/30/05 (e)	B1	3,932,576	3,657,295
			49,374,790
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Capital Goods - 2.0%
Dresser, Inc. Tranche B term loan 5.49% 4/10/09 (e)	-	$ 3,970,000	$ 3,999,775
Flowserve Corp. Tranche B term loan 5.3582% 6/30/08 (e)	B1	1,976,826	1,976,826
Kansas City Southern Railway Co.:
Tranche A term loan 4.625% 12/30/05 (e)	Ba1	1,233,333	1,230,250
Tranche B term loan 4.875% 12/29/06 (e)	Ba1	1,777,500	1,795,275
Manitowoc Co., Inc. Tranche B term loan 4.755% 5/9/07 (e)	Ba2	1,985,000	2,002,369
Terex Corp. Tranche B term loan 4.8% 3/6/05 (e)	-	528,611	529,933
			11,534,428
Chemicals - 4.6%
Compass Minerals Group, Inc. Tranche B term loan 4.702% 11/28/09 (e)	B1	750,000	759,375
CP Kelco:
Tranche B term loan 6.0475% 3/31/08 (e)	B1	503,721	473,498
Tranche C term loan 6.2975% 9/30/08 (e)	B1	167,827	157,758
Equistar Chemicals LP/Equistar Funding Corp. term loan 5.4213% 8/24/07 (e)	Ba2	995,000	996,244
Geo Specialty Chemicals, Inc. Tranche B term loan 6.0625% 12/31/07 (e)	-	2,350,000	2,115,000
Huntsman Corp.:
Tranche B term loan 7.125% 6/30/04 (e)	-	300,000	258,000
Tranche C term loan 7.375% 12/31/05 (e)	-	2,100,000	1,785,000
Huntsman ICI Chemicals LLC:
Tranche B term loan 5.9856% 6/30/07 (e)	-	1,172,531	1,171,065
Tranche C term loan 6.1875% 6/30/08 (e)	-	1,172,531	1,171,065
ISP Chemicals, Inc./ISP Technologies, Inc. term loan 5.0495% 6/27/08 (e)	Ba3	992,500	999,944
JohnsonDiversey, Inc. Tranche B term loan 5.34% 4/25/10 (e)	Ba3	1,000,000	998,750
Lyondell Chemical Co. sr. secured Tranche E term loan 6.2832% 5/17/06 (e)	Ba3	3,719,979	3,757,179
Messer Griesheim Holding AG:
Tranche B2 term loan 4.7838% 4/28/09 (e)	Ba3	701,626	708,642
Tranche C2 term loan 5.2466% 4/28/10 (e)	Ba3	1,298,374	1,311,358
Millennium America, Inc. term loan 5.0625% 6/18/06 (e)	Ba1	3,220,000	3,236,100
PMD Group, Inc. Tranche B term loan 5.3883% 9/30/08 (e)	-	2,970,000	2,999,700
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chemicals - continued
Resolution Performance Products LLC Tranche B term loan 5.8101% 11/14/08 (e)	B1	$ 1,416,752	$ 1,430,919
The Scotts Co. Tranche B term loan 4.7654% 12/31/07 (e)	Ba3	1,743,269	1,756,344
			26,085,941
Consumer Products - 2.1%
Armkel LLC Tranche B term loan 4.875% 3/28/09 (e)	Ba3	995,000	1,004,950
Church & Dwight, Inc. Tranche B term loan 4.38% 9/30/07 (e)	Ba2	2,000,000	2,020,000
Playtex Products, Inc. Tranche B term loan 5.1948% 5/31/09 (e)	Ba3	3,958,000	3,997,580
Revlon Consumer Products Corp. term loan 8.5% 5/30/05 (e)	-	1,000,000	975,000
Sealy Mattress Co.:
Tranche B term loan 4.0625% 12/15/04 (e)	Ba3	1,505,634	1,505,634
Tranche C term loan 4.3125% 12/15/05 (e)	Ba3	1,085,729	1,085,729
Tranche D term loan 4.5625% 12/15/06 (e)	Ba3	1,387,900	1,387,900
			11,976,793
Containers - 1.0%
Ball Corp. Tranche B term loan 3.9375% 3/10/06 (e)	Ba2	984,733	984,733
Owens-Illinois Group, Inc./Owens-Brockway Glass Container, Inc. term loan 3.86% 3/31/04 (e)	B2	2,000,000	1,995,000
Owens-Illinois, Inc. term loan 4.36% 3/31/04 (e)	B2	358,067	357,172
Packaging Corp. of America Tranche B term loan 4.05% 6/29/07 (e)	Baa3	284,988	284,988
U.S. Can Corp. Tranche B term loan 6.3% 10/4/08 (e)	-	2,181,667	2,050,767
			5,672,660
Diversified Financial Services - 1.1%
Crown Castle Operating Co. Tranche B term loan 4.76% 3/15/08 (e)	B1	5,500,000	5,445,000
United Rentals, Inc. term loan 4.8062% 10/7/07 (e)	-	990,000	994,950
			6,439,950
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Media - 1.1%
Lamar Media Corp.:
Tranche B term loan 4.11% 8/1/06 (e)	Ba2	$ 2,481,250	$ 2,487,453
Tranche C term loan 4.36% 2/1/07 (e)	Ba2	4,000,000	4,020,000
			6,507,453
Electric Utilities - 2.8%
AES Corp. term loan 4.485% 9/24/03 (e)	Ba1	6,100,000	5,185,000
Michigan Electric Transmission Co. LLC term loan 6.25% 5/30/07 (e)	Ba2	350,000	353,500
Southern California Edison Co.:
Tranche A term loan 4.5625% 3/1/03 (e)	Ba2	2,000,000	1,995,000
Tranche B term loan 5.0625% 3/1/05 (e)	Ba2	8,000,000	8,040,000
			15,573,500
Energy - 1.1%
PG&E Gas Transmission Northwest Corp. term loan 8.00% 7/31/03 (e)	-	3,000,000	3,217,500
PMC (Nova Scotia) Co. term loan 3.91% 5/5/06 (e)	-	3,000,000	3,015,000
			6,232,500
Entertainment/Film - 0.7%
Regal Cinemas, Inc. Tranche B term loan 5.5% 12/31/07 (e)	B1	4,196,875	4,238,844
Environmental - 1.5%
Allied Waste North America, Inc.:
Tranche B term loan 4.7701% 7/21/06 (e)	Ba3	3,473,288	3,447,238
Tranche C term loan 5.0497% 7/21/07 (e)	Ba3	4,167,946	4,136,686
Stericycle, Inc. Tranche B term loan 4.4662% 9/5/07 (e)	-	881,713	886,122
			8,470,046
Food and Drug Retail - 1.8%
Duane Reade, Inc. Tranche B term loan 4.3486% 2/15/07 (e)	-	2,466,832	2,466,832
Rite Aid Corp. Tranche A term loan 5.6404% 6/27/05 (e)	Caa1	7,970,982	7,851,417
			10,318,249
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Food/Beverage/Tobacco - 4.4%
Commonwealth Brands, Inc. term loan 5.4375% 12/31/04 (e)	-	$ 2,877,163	$ 2,895,146
Cott Corp. term loan 5.3816% 12/31/06 (e)	Ba3	1,908,054	1,927,135
Del Monte Corp. term loan 4.7884% 3/31/08 (e)	B1	7,494,307	7,569,250
Interstate Bakeries Corp. Tranche C term loan 3.931% 7/19/07 (e)	-	1,000,000	1,005,000
Suiza Foods Corp. Tranche B term loan 5.05% 7/15/08 (e)	Ba2	8,788,375	8,788,375
UST, Inc. Tranche B term loan 4.5% 2/16/05 (e)	A2	2,959,937	2,996,937
			25,181,843
Gaming - 1.7%
Alliance Gaming Corp. Tranche B term loan 5.39% 12/21/06 (e)	B1	4,000,000	4,020,000
Ameristar Casinos, Inc.:
Tranche B term loan 5.8125% 12/20/06 (e)	Ba3	1,914,284	1,928,641
Tranche C term loan 6.0625% 12/20/07 (e)	Ba3	783,672	789,550
Argosy Gaming Co. Tranche B term loan 4.8% 7/31/08 (e)	Ba3	2,682,237	2,688,943
			9,427,134
Healthcare - 5.9%
Alliance Imaging, Inc.:
Tranche B term loan 4.7865% 11/2/07 (e)	B+	1,369,468	1,372,892
Tranche C term loan 5.0008% 11/2/08 (e)	B+	602,722	604,229
Alpharma, Inc. Tranche B term loan 5.2297% 7/31/08 (e)	-	831,104	814,482
Apria Healthcare Group, Inc. Tranche B term loan 5.2585% 7/20/07 (e)	-	1,992,494	2,002,456
Concentra Operating Corp.:
Tranche B term loan 5.8967% 6/30/06 (e)	B1	663,257	663,257
Tranche C term loan 6.1467% 6/30/07 (e)	B1	331,628	331,628
Express Scripts, Inc. Tranche B term loan 4.1546% 3/31/07 (e)	Ba1	3,000,000	3,007,500
Genesis Health Ventuers, Inc. Tranche B term loan 5.51% 5/1/07 (e)	B1	2,985,000	2,999,925
HCA, Inc. term loan 2.85% 4/30/06 (e)	-	5,500,000	5,445,000
IASIS Healthcare Corp. Tranche B term loan 6.4199% 9/30/06 (e)	B2	1,000,000	990,000
Rotech Healthcare, Inc. term loan 7.25% 3/31/08 (e)	Ba3	2,000,000	2,020,000
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Healthcare - continued
Triad Hospitals, Inc. Tranche B term loan 4.85% 9/30/08 (e)	Ba3	$ 9,945,455	$ 10,044,909
Unilab Corp. Tranche B term loan 5.375% 11/23/06 (e)	B1	2,863,616	2,881,514
			33,177,792
Homebuilding/Real Estate - 1.4%
AIMCO Properties LP term loan 4.86% 3/11/04 (e)	Ba1	2,723,039	2,729,847
Lennar Corp. Tranche C term loan 4.5% 5/2/07 (e)	Ba1	4,962,121	4,980,729
			7,710,576
Hotels - 1.6%
Extended Stay America, Inc. Tranche B term loan 4.84% 1/15/08 (e)	Ba3	1,349,911	1,349,911
KSL Recreation Group, Inc. Tranche C term loan 4.6513% 12/21/06 (e)	-	1,980,000	1,970,100
La Quinta Properties, Inc. term loan 5.5% 5/31/03 (e)	-	2,850,600	2,861,290
Wyndham International, Inc. term loan 6.625% 6/30/04 (e)	-	2,781,425	2,704,935
			8,886,236
Leisure - 1.7%
Isle of Capri Casinos, Inc. term loan 4.366% 4/16/12 (e)	Ba2	600,000	606,000
Six Flags Theme Park, Inc. Tranche B term loan 4.9035% 9/30/05 (e)	Ba2	8,706,250	8,793,313
			9,399,313
Metals/Mining - 0.2%
Arch Western Resources LLC Tranche B term loan 4.86% 4/12/10 (e)	-	1,000,000	1,005,000
Paper - 6.8%
Graphic Packaging Corp. term loan 4.62% 2/28/09 (e)	B1	2,394,000	2,405,970
Jefferson Smurfit Corp. Tranche B term loan 4.1875% 3/31/07 (e)	-	6,500,000	6,500,000
Norske Skog Canada Ltd. Tranche B term loan 4.7656% 8/10/07 (e)	-	2,972,513	2,994,806
Potlatch Corp. term loan 6.5% 6/29/05 (e)	-	2,977,500	2,999,831
Printpack Holdings, Inc. Tranche B term loan 4.625% 3/31/09 (e)	B1	2,000,000	2,000,000
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper - continued
Riverwood International Corp.:
term loan 4.706% 12/31/06 (e)	B2	$ 5,400,000	$ 5,440,500
Tranche B term loan 4.5104% 3/31/07 (e)	B2	4,000,000	4,030,000
Stone Container Corp.:
Tranche C term loan 5.4375% 10/1/03 (e)	B1	1,104,489	1,111,392
Tranche D term loan 5.4375% 10/1/03 (e)	B1	3,458,428	3,475,720
Tranche E term loan 5.4375% 10/1/03 (e)	B1	4,585,040	4,596,503
Temple-Inland, Inc. term loan 3.2% 2/28/03 (e)	-	3,000,000	3,000,000
			38,554,722
Publishing/Printing - 1.9%
Advanstar Communications, Inc. Tranche B term loan 5.85% 10/11/07 (e)	-	2,114,286	2,093,143
CanWest Global Communications Corp.:
Tranche B term loan 5.4% 4/30/08 (e)	BB-	1,831,030	1,853,918
Tranche C term loan 5.65% 4/30/09 (e)	BB-	1,143,945	1,158,244
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B term loan 4.9567% 6/27/08 (e)	Ba3	1,483,763	1,498,600
Yell Finance BV Tranche C term loan 5.3425% 3/31/10 (e)	-	4,000,000	4,010,000
			10,613,905
Restaurants - 1.9%
Domino's, Inc.:
Tranche B term loan 5.5625% 12/21/06 (e)	B1	1,419,223	1,429,867
Tranche C term loan 5.8125% 12/21/07 (e)	B1	1,424,086	1,434,766
Travelcenters of America, Inc. term loan 5.111% 11/14/08 (e)	Ba3	997,500	1,004,981
Tricon Global Restaurants, Inc. Tranche B term loan 2.25% 10/2/02 (e)	Baa3	6,683,258	6,683,258
			10,552,872
Services - 2.7%
Caremark Rx, Inc. term loan 4.15% 3/31/06 (e)	-	4,000,000	4,010,000
Coinmach Corp. Tranche B term loan 4.9248% 7/25/09 (e)	B1	2,300,000	2,320,125
Iron Mountain, Inc. Tranche B term loan 4.3005% 2/15/08 (e)	Ba3	8,000,000	8,050,000
Weight Watchers International, Inc. Tranche B term loan 4.5202% 12/31/07 (e)	Ba2	997,500	1,002,488
			15,382,613
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Super Retail - 1.4%
Kmart Corp. Tranche B term loan 5.1288% 4/22/04 (e)	-	$ 8,000,000	$ 8,060,000
Technology - 0.9%
Amphenol Corp. Tranche B term loan 3.4649% 10/3/06 (e)	-	1,000,000	996,250
CSG Systems International, Inc. Tranche B term loan 5.1288% 2/28/08 (e)	Ba2	2,000,000	2,000,000
DRS Technologies, Inc. term loan 5.1559% 9/30/08 (e)	Ba3	995,000	999,975
Vought Aircraft Industries, Inc. term loan 4.85% 12/31/06 (e)	-	1,000,000	1,002,500
			4,998,725
Telecommunications - 8.1%
American Tower LP:
Tranche A term loan 3.9112% 6/30/07 (e)	B2	3,750,000	3,412,500
Tranche B term loan 4.97% 12/31/07 (e)	B2	2,000,000	1,870,000
Broadwing, Inc.:
Tranche A term loan 4.70% 11/9/04 (e)	Ba3	1,000,000	985,000
Tranche C term loan 4.7558% 6/29/07 (e)	Ba3	2,000,000	1,970,000
CBD Media, Inc. Tranche B term loan 5.13% 12/31/08 (e)	-	2,000,000	2,015,000
Hughes Electronics Corp. term loan 5.38% 12/5/02 (e)	Ba3	6,000,000	6,007,500
Nextel Finance Co.:
Tranche B term loan 5.3125% 6/30/08 (e)	Ba3	3,750,000	3,206,250
Tranche C term loan 5.5625% 12/31/08 (e)	Ba3	3,750,000	3,206,250
Tranche D term loan 4.9375% 3/31/09 (e)	-	1,000,000	837,500
SpectraSite Communications, Inc. Tranche B term loan 5.95% 12/31/07 (e)	B2	2,500,000	2,225,000
Sygnet Wireless, Inc.:
Tranche B term loan 4.87% 3/23/07 (e)	-	1,169,806	1,123,014
Tranche C term loan 5.62% 12/23/07 (e)	-	801,179	769,132
Triton PCS, Inc. Tranche B term loan 4.875% 5/4/07 (e)	Ba3	11,167,000	11,139,083
Western Wireless Corp.:
Tranche A term loan 3.815% 3/31/08 (e)	B1	6,500,000	5,622,500
Tranche B term loan 4.81% 9/30/08 (e)	B1	1,500,000	1,320,000
			45,708,729
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Textiles & Apparel - 0.5%
Levi Strauss & Co. Tranche B term loan 5.1075% 8/29/03 (e)	BB+	$ 1,564,927	$ 1,568,839
The William Carter Co. Tranche B term loan 5.6981% 9/30/08 (e)	B1	995,000	1,004,950
			2,573,789
TOTAL FLOATING RATE LOANS (Cost $424,013,946)			418,398,583
Nonconvertible Bonds - 8.6%

Air Transportation - 0.1%
Northwest Airlines pass thru trust certificate 7.575% 3/1/19	A3	390,526	395,368
Banks and Thrifts - 0.4%
Sovereign Bancorp, Inc. 8.625% 3/15/04	Ba2	2,000,000	2,065,000
Cable TV - 0.2%
PanAmSat Corp. 6% 1/15/03	Ba2	1,000,000	1,002,500
Chemicals - 0.3%
Methanex Corp. yankee 7.4% 8/15/02	Ba1	1,500,000	1,500,000
Containers - 1.5%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (d)	B2	8,000,000	8,260,000
Diversified Financial Services - 0.5%
GS Escrow Corp. 7% 8/1/03	Ba1	3,000,000	3,041,844
Electric Utilities - 1.4%
CMS Energy Corp. 8.125% 5/15/02	Ba3	7,058,000	7,058,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	285,000	267,900
7.05% 3/1/24	B3	1,000,000	930,000
			8,255,900
Energy - 0.9%
Chesapeake Energy Corp. 7.875% 3/15/04	B1	3,000,000	3,075,000
Forest Oil Corp. 10.5% 1/15/06	B1	1,000,000	1,075,000
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba2	1,000,000	1,045,000
			5,195,000
Gaming - 0.5%
Horseshoe Gaming LLC 9.375% 6/15/07	B2	3,000,000	3,150,000
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Hotels - 0.5%
ITT Corp. 6.75% 11/15/03	Ba1	$ 3,000,000	$ 3,007,500
Paper - 0.5%
Container Corp. of America 9.75% 4/1/03	B2	2,650,000	2,729,500
Telecommunications - 1.8%
British Telecommunications PLC 3.295% 12/15/03 (e)	Baa1	6,000,000	6,010,362
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa2	3,752,000	4,080,300
			10,090,662
TOTAL NONCONVERTIBLE BONDS (Cost $48,432,066)			48,693,274
Commercial Mortgage Securities - 0.3%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 5.0205% 9/15/03 (d)(e)	Ba2	1,000,000	975,830
Nomura Depositor Trust Series 1998-ST1 Class B1, 3.65% 1/15/03 (d)(e)	-	1,000,000	960,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,968,240)			1,935,830
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	11	6
Money Market Funds - 20.0%
	Shares	Value (Note)
Fidelity Cash Central Fund, 1.85% (c)	45,592,487	$ 45,592,487
Fidelity Money Market Central Fund, 2.05% (c)	67,241,538	67,241,538
TOTAL MONEY MARKET FUNDS (Cost $112,834,025)		112,834,025
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $587,248,277)		581,861,718
NET OTHER ASSETS - (2.9)%		(16,533,081)
NET ASSETS - 100%		$ 565,328,637
Legend
(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,195,830 or 1.8% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.6%	AAA, AA, A	1.6%
Baa	2.9%	BBB	1.6%
Ba	35.2%	BB	33.3%
B	17.9%	B	18.9%
Caa	1.3%	CCC	0.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 20.5%. FMR has determined that unrated debt securities that are lower quality account for 20.5% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $156,955,639 and $130,227,045, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,877,000. The weighted average interest rate was 2.63%. At period end there were no bank borrowings outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $587,086,638. Net unrealized depreciation aggregated $5,224,920, of which $1,991,598 related to appreciated investment securities and $7,216,518 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $596,000 of which $5,000 and $591,000 will expire on October 31, 2008 and 2009, respectively.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $587,248,277) - See accompanying schedule		$ 581,861,718
Cash		2,068,390
Receivable for investments sold		766,269
Receivable for fund shares sold		2,913,265
Interest receivable		3,195,947
Redemption fees receivable		280
Total assets		590,805,869
Liabilities
Payable for investments purchased	$ 23,021,088
Payable for fund shares redeemed	1,271,385
Distributions payable	400,014
Accrued management fee	369,758
Distribution fees payable	289,225
Other payables and accrued expenses	125,762
Total liabilities		25,477,232
Net Assets		$ 565,328,637
Net Assets consist of:
Paid in capital		$ 574,043,173
Undistributed net investment income		50,684
Accumulated undistributed net realized gain (loss) on investments		(3,378,661)
Net unrealized appreciation (depreciation) on investments		(5,386,559)
Net Assets		$ 565,328,637

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,590,380 ÷ 4,362,363 shares)	$ 9.76
Maximum offering price per share (100/96.25 of $9.76)	$ 10.14
Class T: Net Asset Value and redemption price per share ($86,445,970 ÷ 8,862,934 shares)	$ 9.75
Maximum offering price per share (100/97.25 of $9.75)	$ 10.03
Class B: Net Asset Value and offering price per share ($128,348,392 ÷ 13,159,011 shares) A	$ 9.75
Class C: Net Asset Value and offering price per share ($289,892,242 ÷ 29,699,553 shares) A	$ 9.76
Institutional Class: Net Asset Value, offering price and redemption price per share ($18,051,653 ÷ 1,851,098 shares)	$ 9.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 12,894,128
Expenses
Management fee	$ 1,817,791
Transfer agent fees	378,120
Distribution fees	1,692,994
Accounting fees and expenses	128,770
Non-interested trustees' compensation	876
Custodian fees and expenses	14,122
Registration fees	48,862
Audit	21,694
Legal	4,748
Interest	429
Miscellaneous	99,493
Total expenses before reductions	4,207,899
Expense reductions	(14,313)	4,193,586
Net investment income (loss)		8,700,542
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		(2,792,670)
Change in net unrealized appreciation (depreciation) on investment securities		5,811,314
Net gain (loss)		3,018,644
Net increase (decrease) in net assets resulting from operations		$ 11,719,186

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,700,542	$ 19,452,393
Net realized gain (loss)	(2,792,670)	(593,368)
Change in net unrealized appreciation (depreciation)	5,811,314	(10,962,666)
Net increase (decrease) in net assets resulting from operations	11,719,186	7,896,359
Distributions to shareholders from net investment income	(8,583,702)	(19,469,482)
Share transactions - net increase (decrease)	36,116,198	430,904,132
Redemption fees	19,936	119,868
Total increase (decrease) in net assets	39,271,618	419,450,877
Net Assets
Beginning of period	526,057,019	106,606,142
End of period (including undistributed net investment income of $50,684 and distributions in excess of net investment income of $66,156, respectively)	$ 565,328,637	$ 526,057,019

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.181	.580	.136
Net realized and unrealized gain (loss)	.059	(.185)	(.047)
Total from investment operations	.240	.395	.089
Distributions from net investment income	(.180)	(.638)	(.150)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.760	$ 9.700	$ 9.940
Total Return B, C, D	2.48%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.11% A	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.10% A	.99%	.78% A
Expenses net of all reductions	1.10% A	.98%	.78% A
Net investment income (loss)	3.74% A	5.93%	7.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,590	$ 40,806	$ 9,409
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.176	.573	.131
Net realized and unrealized gain (loss)	.059	(.195)	(.045)
Total from investment operations	.235	.378	.086
Distributions from net investment income	(.175)	(.631)	(.147)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C, D	2.44%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20% A	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.20% A	1.06%	.93% A
Expenses net of all reductions	1.20% A	1.06%	.93% A
Net investment income (loss)	3.65% A	5.86%	7.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,446	$ 75,671	$ 24,571
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.154	.525	.134
Net realized and unrealized gain (loss)	.059	(.194)	(.056)
Total from investment operations	.213	.331	.078
Distributions from net investment income	(.153)	(.584)	(.139)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C, D	2.21%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65% A	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.65% A	1.54%	1.23% A
Expenses net of all reductions	1.65% A	1.54%	1.23% A
Net investment income (loss)	3.20% A	5.38%	6.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,348	$ 124,541	$ 24,044
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.150	.516	.125
Net realized and unrealized gain (loss)	.059	(.184)	(.051)
Total from investment operations	.209	.332	.074
Distributions from net investment income	(.149)	(.575)	(.135)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.760	$ 9.700	$ 9.940
Total Return B,C,D	2.16%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.74% A	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.74% A	1.64%	1.44% A
Expenses net of all reductions	1.74% A	1.63%	1.44% A
Net investment income (loss)	3.11% A	5.28%	6.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 289,892	$ 277,671	$ 47,708
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.187	.590	.151
Net realized and unrealized gain (loss)	.060	(.193)	(.058)
Total from investment operations	.247	.397	.093
Distributions from net investment income	(.187)	(.650)	(.154)
Redemption fees added to paid in capital D	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C	2.57%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.95% A	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.95% A	.87%	.49% A
Expenses net of all reductions	.95% A	.87%	.49% A
Net investment income (loss)	3.90% A	6.05%	7.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,052	$ 7,368	$ 875
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period August 16, 2000 (commencement of operations) to October 31, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid price in the principal market (sales price if the principal market is an exchange) in which such securities are normally traded, as determined by recognized dealers in such securities or by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, a separate Distribution and Service Fee based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 30,265	$ 215
Class T	0%	.25%	94,698	714
Class B	.55%	.15%	442,868	348,772
Class C	.55%	.25%	1,125,163	862,465
			$ 1,692,994	$ 1,212,166

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 39,252	$ 24,532
Class T	40,221	19,926
Class B	231,346	231,346*
Class C	282,375	282,375*
	$ 593,194	$ 558,179

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 32,134.16
Class T	55,867.15
Class B	92,579.15
Class C	188,321.14
Institutional Class	9,219.15
	$ 378,120

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,166,049 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.10%	$ 967

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $13,346.

Semiannual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 744,495	$ 1,835,119
Class T	1,351,811	3,362,110
Class B	1,982,943	4,385,950
Class C	4,276,901	9,604,473
Institutional Class	227,552	281,830
Total	$ 8,583,702	$ 19,469,482

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001

Class A Shares sold	1,200,652	5,712,613	$ 11,720,095	$ 56,451,901
Reinvestment of distributions	57,702	130,830	563,099	1,288,707
Shares redeemed	(1,101,471)	(2,584,255)	(10,753,909)	(25,386,651)
Net increase (decrease)	156,883	3,259,188	$ 1,529,285	$ 32,353,957
Class T Shares sold	3,285,838	8,802,626	$ 32,048,169	$ 86,966,420
Reinvestment of distributions	116,340	275,759	1,134,253	2,716,071
Shares redeemed	(2,344,589)	(3,744,724)	(22,844,292)	(36,842,093)
Net increase (decrease)	1,057,589	5,333,661	$ 10,338,130	$ 52,840,398
Class B Shares sold	1,817,514	12,461,747	$ 17,718,515	$ 123,153,366
Reinvestment of distributions	136,822	295,527	1,334,011	2,908,521
Shares redeemed	(1,641,595)	(2,330,352)	(16,001,342)	(22,928,182)
Net increase (decrease)	312,741	10,426,922	$ 3,051,184	$ 103,133,705
Class C Shares sold	5,921,296	29,105,787	$ 57,770,110	$ 287,795,662
Reinvestment of distributions	305,536	694,447	2,981,147	6,840,269
Shares redeemed	(5,147,166)	(5,978,232)	(50,198,227)	(58,711,140)
Net increase (decrease)	1,079,666	23,822,002	$ 10,553,030	$ 235,924,791
Institutional Class Shares sold	1,712,469	1,032,825	$ 16,700,077	$ 10,191,439
Reinvestment of distributions	6,599	17,644	64,323	173,891
Shares redeemed	(628,032)	(378,453)	(6,119,831)	(3,714,049)
Net increase (decrease)	1,091,036	672,016	$ 10,644,569	$ 6,651,281

10. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
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Fidelity Advisor Cyclical Industries Fund
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Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

AFR-SANN-0602 156926
1.757235.101

Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Floating Rate High Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Floating Rate High Income - Inst CL	2.57%	3.55%	7.78%
CSFB Leveraged Loan Plus	5.10%	3.91%	6.75%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of a sales charge.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - Inst CL	3.55%	4.50%
CSFB Leveraged Loan Plus	3.91%	3.91%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

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Fidelity Advisor Floating Rate High Income Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 16, 2000, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $10,778 - a 7.78% increase on the initial investment. For comparison, look at how the CSFB Leveraged Loan Index Plus did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,675 - a 6.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

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Total Return Components

	Six months ended April 30,	Year ended October 31,	August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	1.95%	6.62%	1.54%
Capital returns	0.62%	-2.51%	-0.60%
Total returns	2.57%	4.11%	0.94%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.98¢	18.72¢	46.25¢
Annualized dividend rate	3.72%	3.87%	4.73%
30-day annualized yield	4.56%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.75 over the past one month, $9.75 over the past six months and $9.79 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Looking at the CSFB Leveraged Loan Index Plus, a broad measure of the leveraged loan market, the six months ending April 30, 2002, was a relatively strong period. The index returned 5.10% in that time. A strong recovery in issues rated CC and C as well as defaulted issues helped drive the index's performance, returning 9.20%. Unrated issues also performed well, up 6.1%. In contrast, returns of BB-rated index issues gained 4.59%. During the period, the federal funds rate declined 75 basis points, causing the London Interbank Offering Rate (LIBOR) to fall from 2.20% to 1.92%. Leveraged loans are priced relative to LIBOR. At the start of November, the average secondary loan yield spread was 353 basis points over LIBOR before falling to 301 basis points by April 2002. These yield spreads declined due to limited supply of new issues and heavy demand for term loans. There were an unprecedented number of amendment requests by borrowing companies from October through December, followed by an unusually heavy amount of bank repayments between January and March. The amendments were in direct response to the economic uncertainty following September 11. The large amount of repayments during the period reflected corporate finance decisions by many treasurers to lengthen the duration of their liabilities and reduce their exposure to onerous credit agreements.

(Portfolio Manager photograph)
An interview with Christine McConnell, Portfolio Manager of Fidelity Advisor Floating Rate High Income

Q. Christine, how did the fund perform?

A. For the six months ending April 30, 2002, the fund's Institutional Class shares returned 2.57%, while the CSFB Leveraged Loan Index Plus returned 5.10% during the same period. For the 12 months ending April 30, 2002, the fund's Institutional Class shares returned 3.55%, while the CSFB benchmark returned 3.91%.

Q. Why did the fund trail the CSFB index during the past six months?

A. The fund's overweighted position in the higher-quality end of the spectrum plus its cash position - approximately 17% of net assets at period end - contributed to the lagging performance relative to the index. Lower-rated, higher-risk, more-volatile names benefited during the past six months from several factors. Some companies reached more lenient amendments with their lender groups and avoided defaults; a more bullish outlook for economic improvement motivated investors to take on more risk; and the absence of alternative investment options in a market with an abundance of cash helped drive demand for lower-rated issues.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Refinancings and repayments play a significant role in the leveraged loan market. How would you characterize the impact of these refinancings on the fund's performance?

A. From a buyer's view, repayments increased the difficulty in finding compelling investment opportunities. In general, refinancings reduced net loan supply and also led to reduced spreads on existing positions. The heightened risk of refinancings limited trading activity in loans priced above par, causing a slowdown in the secondary market. However, repayments also served to improve collateral protection and reduce senior leverage associated with the remaining bank debt outstanding.

Q. How was the fund positioned during the past six months?

A. Given the economic uncertainty associated with the market in general, the fund remained defensively positioned with 138 names diversified among industry, issuer, and economic and regulatory risk. The top 10 names represented approximately 20% of net assets. Issues rated BB and above, including cash, represented approximately 55% of the fund versus 34% for the CSFB index. I continued to focus on diversifying into smaller capitalization names to reduce exposure to unpopular "cash consumers" - companies dependent on capital market financings to help fund aggressive capital expenditure plans. Unless and until the equity market firms, these companies may remain on shaky footing. The fund also focused on investments in companies with hard assets, with some pricing flexibility due to industry discipline or some form of product scarcity value. In addition, companies that benefit from global turmoil - including energy, defense and satellite companies - were represented in the fund. I tried to avoid companies with excess capacity, energy price sensitivity and import risk.

Q. What's your outlook?

A. All in all, I think this is a good time for the floating rate loan market. I see four potentially positive scenarios. If interest rates increase, bank debt should participate in the recovery and offer higher yields without the need for increased credit risk associated with subordinated debt instruments. If the economy and interest rates stay flat, leveraged loans could possibly generate gross returns well above money market returns. If we see another dip in the economy, the benefits of seniority and security inherent in the fund's investments should insulate the fund. Finally, if a new threat of inflation surfaces, fund investors could avoid the downside of a steepening yield curve because of the floating rate feature.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income

Start date: August 16, 2000

Size: as of April 30, 2002, more than $565 million

Manager: Christine McConnell, since inception; joined Fidelity in 1987

3

Christine McConnell discusses investing in the current market environment:

"Low LIBOR rates and the higher probability that the economy has bottomed speak of a need to get cash invested, carefully. The expectation that the Federal Reserve Board will wait until late summer to raise rates suggests there is room to move some duration from a three-month to a six-to-nine month window if you can pickup yield without increasing credit risk. In a low growth, low inflation environment, I would expect companies to look to buy competitors, to improve the pricing landscape and cut costs. Beneficiaries of this scenario will probably be commodity or oligopolisitic producers, where a few producers control supply and pricing. Product assemblers should benefit from their variable cost structure and free cash flow generation capabilities. Companies with higher-than-normal exposure to the bank markets may look to issue high-yield bonds and lengthen their covenant and amortization risk. Unfortunately, they may also draw down on untapped revolving lines of credit to buy subordinate classes of debt and reduce their overall leverage and interest costs."

Semiannual Report

Investment Changes

Top Five Holdings as of April 30, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communication Operating LLC	3.7	4.7
Century Cable Holdings LLC	2.1	2.7
Triton PCS, Inc.	2.0	2.5
Triad Hospitals, Inc.	1.8	1.9
Southern California Edison Co.	1.8	0.0
	11.4
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	9.9	14.3
Cable TV	8.9	10.5
Paper	7.3	6.8
Healthcare	5.9	4.6
Chemicals	4.9	4.5
Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.6	0.6
Baa	2.9	4.0
Ba	37.1	31.7
B	18.2	9.0
Caa, Ca, C	1.3	0.4
Not Rated	20.5	35.5

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Unrated debt securities that are equivalent to Ba and below at April 30, 2002 and October 31, 2001 account for 20.5% and 35.5% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Floating Rate Loans 74.0%		Floating Rate Loans 73.0%
	Nonconvertible Bonds 8.6%		Nonconvertible Bonds 8.0%
	Other Investments 0.3%		Other Investments 0.4%
	Short-Term Investments and Net Other Assets 17.1%		Short-Term Investments and Net Other Assets 18.6%
* Foreign investments	3.2%	** Foreign investments	4.5%

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Floating Rate Loans (f) - 74.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 1.5%
Hayes Lemmerz International, Inc. term loan 8.75% 12/15/05 (e)	-	$ 1,995,000	$ 1,775,550
Lear Corp. term loan 3.44% 5/4/04 (e)	BB+	2,000,000	1,995,000
SPX Corp.:
Tranche B term loan 4.375% 12/31/06 (e)	Ba2	487,361	488,580
Tranche C term loan 4.6478% 12/31/07 (e)	-	3,957,506	3,977,294
			8,236,424
Broadcasting - 2.9%
Citadel Broadcasting Co. Tranche B term loan 4.85% 4/3/09 (e)	-	7,000,000	7,070,000
Cumulus Media, Inc. Tranche B term loan 4.875% 12/31/08 (e)	B1	1,000,000	1,010,000
Emmis Communications Corp. Tranche B term loan 5.4371% 8/31/09 (e)	Ba3	2,821,595	2,842,757
LIN Television Corp. Tranche B term loan 5.19% 9/30/07 (e)	-	1,834,638	1,843,811
Paxson Communications Corp. Tranche B term loan 5.254% 6/30/06 (e)	Ba3	1,500,000	1,515,000
Sinclair Broadcast Group, Inc. term loan 5.85% 9/30/09 (e)	Ba2	1,200,000	1,206,000
Young Broadcasting, Inc. Tranche B term loan 5.5625% 12/31/06 (e)	-	1,013,654	1,016,188
			16,503,756
Cable TV - 8.7%
Century Cable Holdings LLC Tranche B term loan:
4.99% 6/30/09 (e)	-	2,500,000	2,300,000
5.04% 12/31/09 (e)	Ba3	10,750,000	9,890,000
Charter Communication Operating LLC:
term loan 4.72% 9/18/08 (e)	-	4,500,000	4,320,000
Tranche B term loan 4.69% 3/18/08 (e)	Ba3	17,000,000	16,192,495
Insight Midwest Holdings LLC Tranche B term loan 5.0625% 12/31/09 (e)	-	7,000,000	7,000,000
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.393% 9/30/10 (e)	BB+	4,000,000	4,010,000
PanAmSat Corp. Tranche B term loan 5.46% 12/31/08 (e)	Ba2	2,000,000	2,005,000
Pegasus Media & Communications, Inc. Tranche B term loan 5.4375% 4/30/05 (e)	B1	3,932,576	3,657,295
			49,374,790
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Capital Goods - 2.0%
Dresser, Inc. Tranche B term loan 5.49% 4/10/09 (e)	-	$ 3,970,000	$ 3,999,775
Flowserve Corp. Tranche B term loan 5.3582% 6/30/08 (e)	B1	1,976,826	1,976,826
Kansas City Southern Railway Co.:
Tranche A term loan 4.625% 12/30/05 (e)	Ba1	1,233,333	1,230,250
Tranche B term loan 4.875% 12/29/06 (e)	Ba1	1,777,500	1,795,275
Manitowoc Co., Inc. Tranche B term loan 4.755% 5/9/07 (e)	Ba2	1,985,000	2,002,369
Terex Corp. Tranche B term loan 4.8% 3/6/05 (e)	-	528,611	529,933
			11,534,428
Chemicals - 4.6%
Compass Minerals Group, Inc. Tranche B term loan 4.702% 11/28/09 (e)	B1	750,000	759,375
CP Kelco:
Tranche B term loan 6.0475% 3/31/08 (e)	B1	503,721	473,498
Tranche C term loan 6.2975% 9/30/08 (e)	B1	167,827	157,758
Equistar Chemicals LP/Equistar Funding Corp. term loan 5.4213% 8/24/07 (e)	Ba2	995,000	996,244
Geo Specialty Chemicals, Inc. Tranche B term loan 6.0625% 12/31/07 (e)	-	2,350,000	2,115,000
Huntsman Corp.:
Tranche B term loan 7.125% 6/30/04 (e)	-	300,000	258,000
Tranche C term loan 7.375% 12/31/05 (e)	-	2,100,000	1,785,000
Huntsman ICI Chemicals LLC:
Tranche B term loan 5.9856% 6/30/07 (e)	-	1,172,531	1,171,065
Tranche C term loan 6.1875% 6/30/08 (e)	-	1,172,531	1,171,065
ISP Chemicals, Inc./ISP Technologies, Inc. term loan 5.0495% 6/27/08 (e)	Ba3	992,500	999,944
JohnsonDiversey, Inc. Tranche B term loan 5.34% 4/25/10 (e)	Ba3	1,000,000	998,750
Lyondell Chemical Co. sr. secured Tranche E term loan 6.2832% 5/17/06 (e)	Ba3	3,719,979	3,757,179
Messer Griesheim Holding AG:
Tranche B2 term loan 4.7838% 4/28/09 (e)	Ba3	701,626	708,642
Tranche C2 term loan 5.2466% 4/28/10 (e)	Ba3	1,298,374	1,311,358
Millennium America, Inc. term loan 5.0625% 6/18/06 (e)	Ba1	3,220,000	3,236,100
PMD Group, Inc. Tranche B term loan 5.3883% 9/30/08 (e)	-	2,970,000	2,999,700
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chemicals - continued
Resolution Performance Products LLC Tranche B term loan 5.8101% 11/14/08 (e)	B1	$ 1,416,752	$ 1,430,919
The Scotts Co. Tranche B term loan 4.7654% 12/31/07 (e)	Ba3	1,743,269	1,756,344
			26,085,941
Consumer Products - 2.1%
Armkel LLC Tranche B term loan 4.875% 3/28/09 (e)	Ba3	995,000	1,004,950
Church & Dwight, Inc. Tranche B term loan 4.38% 9/30/07 (e)	Ba2	2,000,000	2,020,000
Playtex Products, Inc. Tranche B term loan 5.1948% 5/31/09 (e)	Ba3	3,958,000	3,997,580
Revlon Consumer Products Corp. term loan 8.5% 5/30/05 (e)	-	1,000,000	975,000
Sealy Mattress Co.:
Tranche B term loan 4.0625% 12/15/04 (e)	Ba3	1,505,634	1,505,634
Tranche C term loan 4.3125% 12/15/05 (e)	Ba3	1,085,729	1,085,729
Tranche D term loan 4.5625% 12/15/06 (e)	Ba3	1,387,900	1,387,900
			11,976,793
Containers - 1.0%
Ball Corp. Tranche B term loan 3.9375% 3/10/06 (e)	Ba2	984,733	984,733
Owens-Illinois Group, Inc./Owens-Brockway Glass Container, Inc. term loan 3.86% 3/31/04 (e)	B2	2,000,000	1,995,000
Owens-Illinois, Inc. term loan 4.36% 3/31/04 (e)	B2	358,067	357,172
Packaging Corp. of America Tranche B term loan 4.05% 6/29/07 (e)	Baa3	284,988	284,988
U.S. Can Corp. Tranche B term loan 6.3% 10/4/08 (e)	-	2,181,667	2,050,767
			5,672,660
Diversified Financial Services - 1.1%
Crown Castle Operating Co. Tranche B term loan 4.76% 3/15/08 (e)	B1	5,500,000	5,445,000
United Rentals, Inc. term loan 4.8062% 10/7/07 (e)	-	990,000	994,950
			6,439,950
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Media - 1.1%
Lamar Media Corp.:
Tranche B term loan 4.11% 8/1/06 (e)	Ba2	$ 2,481,250	$ 2,487,453
Tranche C term loan 4.36% 2/1/07 (e)	Ba2	4,000,000	4,020,000
			6,507,453
Electric Utilities - 2.8%
AES Corp. term loan 4.485% 9/24/03 (e)	Ba1	6,100,000	5,185,000
Michigan Electric Transmission Co. LLC term loan 6.25% 5/30/07 (e)	Ba2	350,000	353,500
Southern California Edison Co.:
Tranche A term loan 4.5625% 3/1/03 (e)	Ba2	2,000,000	1,995,000
Tranche B term loan 5.0625% 3/1/05 (e)	Ba2	8,000,000	8,040,000
			15,573,500
Energy - 1.1%
PG&E Gas Transmission Northwest Corp. term loan 8.00% 7/31/03 (e)	-	3,000,000	3,217,500
PMC (Nova Scotia) Co. term loan 3.91% 5/5/06 (e)	-	3,000,000	3,015,000
			6,232,500
Entertainment/Film - 0.7%
Regal Cinemas, Inc. Tranche B term loan 5.5% 12/31/07 (e)	B1	4,196,875	4,238,844
Environmental - 1.5%
Allied Waste North America, Inc.:
Tranche B term loan 4.7701% 7/21/06 (e)	Ba3	3,473,288	3,447,238
Tranche C term loan 5.0497% 7/21/07 (e)	Ba3	4,167,946	4,136,686
Stericycle, Inc. Tranche B term loan 4.4662% 9/5/07 (e)	-	881,713	886,122
			8,470,046
Food and Drug Retail - 1.8%
Duane Reade, Inc. Tranche B term loan 4.3486% 2/15/07 (e)	-	2,466,832	2,466,832
Rite Aid Corp. Tranche A term loan 5.6404% 6/27/05 (e)	Caa1	7,970,982	7,851,417
			10,318,249
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Food/Beverage/Tobacco - 4.4%
Commonwealth Brands, Inc. term loan 5.4375% 12/31/04 (e)	-	$ 2,877,163	$ 2,895,146
Cott Corp. term loan 5.3816% 12/31/06 (e)	Ba3	1,908,054	1,927,135
Del Monte Corp. term loan 4.7884% 3/31/08 (e)	B1	7,494,307	7,569,250
Interstate Bakeries Corp. Tranche C term loan 3.931% 7/19/07 (e)	-	1,000,000	1,005,000
Suiza Foods Corp. Tranche B term loan 5.05% 7/15/08 (e)	Ba2	8,788,375	8,788,375
UST, Inc. Tranche B term loan 4.5% 2/16/05 (e)	A2	2,959,937	2,996,937
			25,181,843
Gaming - 1.7%
Alliance Gaming Corp. Tranche B term loan 5.39% 12/21/06 (e)	B1	4,000,000	4,020,000
Ameristar Casinos, Inc.:
Tranche B term loan 5.8125% 12/20/06 (e)	Ba3	1,914,284	1,928,641
Tranche C term loan 6.0625% 12/20/07 (e)	Ba3	783,672	789,550
Argosy Gaming Co. Tranche B term loan 4.8% 7/31/08 (e)	Ba3	2,682,237	2,688,943
			9,427,134
Healthcare - 5.9%
Alliance Imaging, Inc.:
Tranche B term loan 4.7865% 11/2/07 (e)	B+	1,369,468	1,372,892
Tranche C term loan 5.0008% 11/2/08 (e)	B+	602,722	604,229
Alpharma, Inc. Tranche B term loan 5.2297% 7/31/08 (e)	-	831,104	814,482
Apria Healthcare Group, Inc. Tranche B term loan 5.2585% 7/20/07 (e)	-	1,992,494	2,002,456
Concentra Operating Corp.:
Tranche B term loan 5.8967% 6/30/06 (e)	B1	663,257	663,257
Tranche C term loan 6.1467% 6/30/07 (e)	B1	331,628	331,628
Express Scripts, Inc. Tranche B term loan 4.1546% 3/31/07 (e)	Ba1	3,000,000	3,007,500
Genesis Health Ventuers, Inc. Tranche B term loan 5.51% 5/1/07 (e)	B1	2,985,000	2,999,925
HCA, Inc. term loan 2.85% 4/30/06 (e)	-	5,500,000	5,445,000
IASIS Healthcare Corp. Tranche B term loan 6.4199% 9/30/06 (e)	B2	1,000,000	990,000
Rotech Healthcare, Inc. term loan 7.25% 3/31/08 (e)	Ba3	2,000,000	2,020,000
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Healthcare - continued
Triad Hospitals, Inc. Tranche B term loan 4.85% 9/30/08 (e)	Ba3	$ 9,945,455	$ 10,044,909
Unilab Corp. Tranche B term loan 5.375% 11/23/06 (e)	B1	2,863,616	2,881,514
			33,177,792
Homebuilding/Real Estate - 1.4%
AIMCO Properties LP term loan 4.86% 3/11/04 (e)	Ba1	2,723,039	2,729,847
Lennar Corp. Tranche C term loan 4.5% 5/2/07 (e)	Ba1	4,962,121	4,980,729
			7,710,576
Hotels - 1.6%
Extended Stay America, Inc. Tranche B term loan 4.84% 1/15/08 (e)	Ba3	1,349,911	1,349,911
KSL Recreation Group, Inc. Tranche C term loan 4.6513% 12/21/06 (e)	-	1,980,000	1,970,100
La Quinta Properties, Inc. term loan 5.5% 5/31/03 (e)	-	2,850,600	2,861,290
Wyndham International, Inc. term loan 6.625% 6/30/04 (e)	-	2,781,425	2,704,935
			8,886,236
Leisure - 1.7%
Isle of Capri Casinos, Inc. term loan 4.366% 4/16/12 (e)	Ba2	600,000	606,000
Six Flags Theme Park, Inc. Tranche B term loan 4.9035% 9/30/05 (e)	Ba2	8,706,250	8,793,313
			9,399,313
Metals/Mining - 0.2%
Arch Western Resources LLC Tranche B term loan 4.86% 4/12/10 (e)	-	1,000,000	1,005,000
Paper - 6.8%
Graphic Packaging Corp. term loan 4.62% 2/28/09 (e)	B1	2,394,000	2,405,970
Jefferson Smurfit Corp. Tranche B term loan 4.1875% 3/31/07 (e)	-	6,500,000	6,500,000
Norske Skog Canada Ltd. Tranche B term loan 4.7656% 8/10/07 (e)	-	2,972,513	2,994,806
Potlatch Corp. term loan 6.5% 6/29/05 (e)	-	2,977,500	2,999,831
Printpack Holdings, Inc. Tranche B term loan 4.625% 3/31/09 (e)	B1	2,000,000	2,000,000
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper - continued
Riverwood International Corp.:
term loan 4.706% 12/31/06 (e)	B2	$ 5,400,000	$ 5,440,500
Tranche B term loan 4.5104% 3/31/07 (e)	B2	4,000,000	4,030,000
Stone Container Corp.:
Tranche C term loan 5.4375% 10/1/03 (e)	B1	1,104,489	1,111,392
Tranche D term loan 5.4375% 10/1/03 (e)	B1	3,458,428	3,475,720
Tranche E term loan 5.4375% 10/1/03 (e)	B1	4,585,040	4,596,503
Temple-Inland, Inc. term loan 3.2% 2/28/03 (e)	-	3,000,000	3,000,000
			38,554,722
Publishing/Printing - 1.9%
Advanstar Communications, Inc. Tranche B term loan 5.85% 10/11/07 (e)	-	2,114,286	2,093,143
CanWest Global Communications Corp.:
Tranche B term loan 5.4% 4/30/08 (e)	BB-	1,831,030	1,853,918
Tranche C term loan 5.65% 4/30/09 (e)	BB-	1,143,945	1,158,244
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B term loan 4.9567% 6/27/08 (e)	Ba3	1,483,763	1,498,600
Yell Finance BV Tranche C term loan 5.3425% 3/31/10 (e)	-	4,000,000	4,010,000
			10,613,905
Restaurants - 1.9%
Domino's, Inc.:
Tranche B term loan 5.5625% 12/21/06 (e)	B1	1,419,223	1,429,867
Tranche C term loan 5.8125% 12/21/07 (e)	B1	1,424,086	1,434,766
Travelcenters of America, Inc. term loan 5.111% 11/14/08 (e)	Ba3	997,500	1,004,981
Tricon Global Restaurants, Inc. Tranche B term loan 2.25% 10/2/02 (e)	Baa3	6,683,258	6,683,258
			10,552,872
Services - 2.7%
Caremark Rx, Inc. term loan 4.15% 3/31/06 (e)	-	4,000,000	4,010,000
Coinmach Corp. Tranche B term loan 4.9248% 7/25/09 (e)	B1	2,300,000	2,320,125
Iron Mountain, Inc. Tranche B term loan 4.3005% 2/15/08 (e)	Ba3	8,000,000	8,050,000
Weight Watchers International, Inc. Tranche B term loan 4.5202% 12/31/07 (e)	Ba2	997,500	1,002,488
			15,382,613
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Super Retail - 1.4%
Kmart Corp. Tranche B term loan 5.1288% 4/22/04 (e)	-	$ 8,000,000	$ 8,060,000
Technology - 0.9%
Amphenol Corp. Tranche B term loan 3.4649% 10/3/06 (e)	-	1,000,000	996,250
CSG Systems International, Inc. Tranche B term loan 5.1288% 2/28/08 (e)	Ba2	2,000,000	2,000,000
DRS Technologies, Inc. term loan 5.1559% 9/30/08 (e)	Ba3	995,000	999,975
Vought Aircraft Industries, Inc. term loan 4.85% 12/31/06 (e)	-	1,000,000	1,002,500
			4,998,725
Telecommunications - 8.1%
American Tower LP:
Tranche A term loan 3.9112% 6/30/07 (e)	B2	3,750,000	3,412,500
Tranche B term loan 4.97% 12/31/07 (e)	B2	2,000,000	1,870,000
Broadwing, Inc.:
Tranche A term loan 4.70% 11/9/04 (e)	Ba3	1,000,000	985,000
Tranche C term loan 4.7558% 6/29/07 (e)	Ba3	2,000,000	1,970,000
CBD Media, Inc. Tranche B term loan 5.13% 12/31/08 (e)	-	2,000,000	2,015,000
Hughes Electronics Corp. term loan 5.38% 12/5/02 (e)	Ba3	6,000,000	6,007,500
Nextel Finance Co.:
Tranche B term loan 5.3125% 6/30/08 (e)	Ba3	3,750,000	3,206,250
Tranche C term loan 5.5625% 12/31/08 (e)	Ba3	3,750,000	3,206,250
Tranche D term loan 4.9375% 3/31/09 (e)	-	1,000,000	837,500
SpectraSite Communications, Inc. Tranche B term loan 5.95% 12/31/07 (e)	B2	2,500,000	2,225,000
Sygnet Wireless, Inc.:
Tranche B term loan 4.87% 3/23/07 (e)	-	1,169,806	1,123,014
Tranche C term loan 5.62% 12/23/07 (e)	-	801,179	769,132
Triton PCS, Inc. Tranche B term loan 4.875% 5/4/07 (e)	Ba3	11,167,000	11,139,083
Western Wireless Corp.:
Tranche A term loan 3.815% 3/31/08 (e)	B1	6,500,000	5,622,500
Tranche B term loan 4.81% 9/30/08 (e)	B1	1,500,000	1,320,000
			45,708,729
Floating Rate Loans (f) - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Textiles & Apparel - 0.5%
Levi Strauss & Co. Tranche B term loan 5.1075% 8/29/03 (e)	BB+	$ 1,564,927	$ 1,568,839
The William Carter Co. Tranche B term loan 5.6981% 9/30/08 (e)	B1	995,000	1,004,950
			2,573,789
TOTAL FLOATING RATE LOANS (Cost $424,013,946)			418,398,583
Nonconvertible Bonds - 8.6%

Air Transportation - 0.1%
Northwest Airlines pass thru trust certificate 7.575% 3/1/19	A3	390,526	395,368
Banks and Thrifts - 0.4%
Sovereign Bancorp, Inc. 8.625% 3/15/04	Ba2	2,000,000	2,065,000
Cable TV - 0.2%
PanAmSat Corp. 6% 1/15/03	Ba2	1,000,000	1,002,500
Chemicals - 0.3%
Methanex Corp. yankee 7.4% 8/15/02	Ba1	1,500,000	1,500,000
Containers - 1.5%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (d)	B2	8,000,000	8,260,000
Diversified Financial Services - 0.5%
GS Escrow Corp. 7% 8/1/03	Ba1	3,000,000	3,041,844
Electric Utilities - 1.4%
CMS Energy Corp. 8.125% 5/15/02	Ba3	7,058,000	7,058,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	285,000	267,900
7.05% 3/1/24	B3	1,000,000	930,000
			8,255,900
Energy - 0.9%
Chesapeake Energy Corp. 7.875% 3/15/04	B1	3,000,000	3,075,000
Forest Oil Corp. 10.5% 1/15/06	B1	1,000,000	1,075,000
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba2	1,000,000	1,045,000
			5,195,000
Gaming - 0.5%
Horseshoe Gaming LLC 9.375% 6/15/07	B2	3,000,000	3,150,000
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Hotels - 0.5%
ITT Corp. 6.75% 11/15/03	Ba1	$ 3,000,000	$ 3,007,500
Paper - 0.5%
Container Corp. of America 9.75% 4/1/03	B2	2,650,000	2,729,500
Telecommunications - 1.8%
British Telecommunications PLC 3.295% 12/15/03 (e)	Baa1	6,000,000	6,010,362
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa2	3,752,000	4,080,300
			10,090,662
TOTAL NONCONVERTIBLE BONDS (Cost $48,432,066)			48,693,274
Commercial Mortgage Securities - 0.3%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 5.0205% 9/15/03 (d)(e)	Ba2	1,000,000	975,830
Nomura Depositor Trust Series 1998-ST1 Class B1, 3.65% 1/15/03 (d)(e)	-	1,000,000	960,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,968,240)			1,935,830
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	11	6
Money Market Funds - 20.0%
	Shares	Value (Note)
Fidelity Cash Central Fund, 1.85% (c)	45,592,487	$ 45,592,487
Fidelity Money Market Central Fund, 2.05% (c)	67,241,538	67,241,538
TOTAL MONEY MARKET FUNDS (Cost $112,834,025)		112,834,025
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $587,248,277)		581,861,718
NET OTHER ASSETS - (2.9)%		(16,533,081)
NET ASSETS - 100%		$ 565,328,637
Legend
(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,195,830 or 1.8% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.6%	AAA, AA, A	1.6%
Baa	2.9%	BBB	1.6%
Ba	35.2%	BB	33.3%
B	17.9%	B	18.9%
Caa	1.3%	CCC	0.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 20.5%. FMR has determined that unrated debt securities that are lower quality account for 20.5% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $156,955,639 and $130,227,045, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,877,000. The weighted average interest rate was 2.63%. At period end there were no bank borrowings outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $587,086,638. Net unrealized depreciation aggregated $5,224,920, of which $1,991,598 related to appreciated investment securities and $7,216,518 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $596,000 of which $5,000 and $591,000 will expire on October 31, 2008 and 2009, respectively.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $587,248,277) - See accompanying schedule		$ 581,861,718
Cash		2,068,390
Receivable for investments sold		766,269
Receivable for fund shares sold		2,913,265
Interest receivable		3,195,947
Redemption fees receivable		280
Total assets		590,805,869
Liabilities
Payable for investments purchased	$ 23,021,088
Payable for fund shares redeemed	1,271,385
Distributions payable	400,014
Accrued management fee	369,758
Distribution fees payable	289,225
Other payables and accrued expenses	125,762
Total liabilities		25,477,232
Net Assets		$ 565,328,637
Net Assets consist of:
Paid in capital		$ 574,043,173
Undistributed net investment income		50,684
Accumulated undistributed net realized gain (loss) on investments		(3,378,661)
Net unrealized appreciation (depreciation) on investments		(5,386,559)
Net Assets		$ 565,328,637

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,590,380 ÷ 4,362,363 shares)	$ 9.76
Maximum offering price per share (100/96.25 of $9.76)	$ 10.14
Class T: Net Asset Value and redemption price per share ($86,445,970 ÷ 8,862,934 shares)	$ 9.75
Maximum offering price per share (100/97.25 of $9.75)	$ 10.03
Class B: Net Asset Value and offering price per share ($128,348,392 ÷ 13,159,011 shares) A	$ 9.75
Class C: Net Asset Value and offering price per share ($289,892,242 ÷ 29,699,553 shares) A	$ 9.76
Institutional Class: Net Asset Value, offering price and redemption price per share ($18,051,653 ÷ 1,851,098 shares)	$ 9.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 12,894,128
Expenses
Management fee	$ 1,817,791
Transfer agent fees	378,120
Distribution fees	1,692,994
Accounting fees and expenses	128,770
Non-interested trustees' compensation	876
Custodian fees and expenses	14,122
Registration fees	48,862
Audit	21,694
Legal	4,748
Interest	429
Miscellaneous	99,493
Total expenses before reductions	4,207,899
Expense reductions	(14,313)	4,193,586
Net investment income (loss)		8,700,542
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		(2,792,670)
Change in net unrealized appreciation (depreciation) on investment securities		5,811,314
Net gain (loss)		3,018,644
Net increase (decrease) in net assets resulting from operations		$ 11,719,186

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,700,542	$ 19,452,393
Net realized gain (loss)	(2,792,670)	(593,368)
Change in net unrealized appreciation (depreciation)	5,811,314	(10,962,666)
Net increase (decrease) in net assets resulting from operations	11,719,186	7,896,359
Distributions to shareholders from net investment income	(8,583,702)	(19,469,482)
Share transactions - net increase (decrease)	36,116,198	430,904,132
Redemption fees	19,936	119,868
Total increase (decrease) in net assets	39,271,618	419,450,877
Net Assets
Beginning of period	526,057,019	106,606,142
End of period (including undistributed net investment income of $50,684 and distributions in excess of net investment income of $66,156, respectively)	$ 565,328,637	$ 526,057,019

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.181	.580	.136
Net realized and unrealized gain (loss)	.059	(.185)	(.047)
Total from investment operations	.240	.395	.089
Distributions from net investment income	(.180)	(.638)	(.150)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.760	$ 9.700	$ 9.940
Total Return B, C, D	2.48%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.11% A	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.10% A	.99%	.78% A
Expenses net of all reductions	1.10% A	.98%	.78% A
Net investment income (loss)	3.74% A	5.93%	7.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,590	$ 40,806	$ 9,409
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.176	.573	.131
Net realized and unrealized gain (loss)	.059	(.195)	(.045)
Total from investment operations	.235	.378	.086
Distributions from net investment income	(.175)	(.631)	(.147)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C, D	2.44%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20% A	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.20% A	1.06%	.93% A
Expenses net of all reductions	1.20% A	1.06%	.93% A
Net investment income (loss)	3.65% A	5.86%	7.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,446	$ 75,671	$ 24,571
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.154	.525	.134
Net realized and unrealized gain (loss)	.059	(.194)	(.056)
Total from investment operations	.213	.331	.078
Distributions from net investment income	(.153)	(.584)	(.139)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C, D	2.21%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65% A	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.65% A	1.54%	1.23% A
Expenses net of all reductions	1.65% A	1.54%	1.23% A
Net investment income (loss)	3.20% A	5.38%	6.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,348	$ 124,541	$ 24,044
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.150	.516	.125
Net realized and unrealized gain (loss)	.059	(.184)	(.051)
Total from investment operations	.209	.332	.074
Distributions from net investment income	(.149)	(.575)	(.135)
Redemption fees added to paid in capital E	-	.003	.001
Net asset value, end of period	$ 9.760	$ 9.700	$ 9.940
Total Return B,C,D	2.16%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.74% A	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.74% A	1.64%	1.44% A
Expenses net of all reductions	1.74% A	1.63%	1.44% A
Net investment income (loss)	3.11% A	5.28%	6.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 289,892	$ 277,671	$ 47,708
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period August 16, 2000 (commencement of operations) to October 31, 2000. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.187	.590	.151
Net realized and unrealized gain (loss)	.060	(.193)	(.058)
Total from investment operations	.247	.397	.093
Distributions from net investment income	(.187)	(.650)	(.154)
Redemption fees added to paid in capital D	-	.003	.001
Net asset value, end of period	$ 9.750	$ 9.690	$ 9.940
Total Return B, C	2.57%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.95% A	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.95% A	.87%	.49% A
Expenses net of all reductions	.95% A	.87%	.49% A
Net investment income (loss)	3.90% A	6.05%	7.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,052	$ 7,368	$ 875
Portfolio turnover rate	62% A	55%	12% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period August 16, 2000 (commencement of operations) to October 31, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid price in the principal market (sales price if the principal market is an exchange) in which such securities are normally traded, as determined by recognized dealers in such securities or by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, a separate Distribution and Service Fee based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 30,265	$ 215
Class T	0%	.25%	94,698	714
Class B	.55%	.15%	442,868	348,772
Class C	.55%	.25%	1,125,163	862,465
			$ 1,692,994	$ 1,212,166

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 39,252	$ 24,532
Class T	40,221	19,926
Class B	231,346	231,346*
Class C	282,375	282,375*
	$ 593,194	$ 558,179

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 32,134.16
Class T	55,867.15
Class B	92,579.15
Class C	188,321.14
Institutional Class	9,219.15
	$ 378,120

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,166,049 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.10%	$ 967

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $13,346.

Semiannual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 744,495	$ 1,835,119
Class T	1,351,811	3,362,110
Class B	1,982,943	4,385,950
Class C	4,276,901	9,604,473
Institutional Class	227,552	281,830
Total	$ 8,583,702	$ 19,469,482

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001

Class A Shares sold	1,200,652	5,712,613	$ 11,720,095	$ 56,451,901
Reinvestment of distributions	57,702	130,830	563,099	1,288,707
Shares redeemed	(1,101,471)	(2,584,255)	(10,753,909)	(25,386,651)
Net increase (decrease)	156,883	3,259,188	$ 1,529,285	$ 32,353,957
Class T Shares sold	3,285,838	8,802,626	$ 32,048,169	$ 86,966,420
Reinvestment of distributions	116,340	275,759	1,134,253	2,716,071
Shares redeemed	(2,344,589)	(3,744,724)	(22,844,292)	(36,842,093)
Net increase (decrease)	1,057,589	5,333,661	$ 10,338,130	$ 52,840,398
Class B Shares sold	1,817,514	12,461,747	$ 17,718,515	$ 123,153,366
Reinvestment of distributions	136,822	295,527	1,334,011	2,908,521
Shares redeemed	(1,641,595)	(2,330,352)	(16,001,342)	(22,928,182)
Net increase (decrease)	312,741	10,426,922	$ 3,051,184	$ 103,133,705
Class C Shares sold	5,921,296	29,105,787	$ 57,770,110	$ 287,795,662
Reinvestment of distributions	305,536	694,447	2,981,147	6,840,269
Shares redeemed	(5,147,166)	(5,978,232)	(50,198,227)	(58,711,140)
Net increase (decrease)	1,079,666	23,822,002	$ 10,553,030	$ 235,924,791
Institutional Class Shares sold	1,712,469	1,032,825	$ 16,700,077	$ 10,191,439
Reinvestment of distributions	6,599	17,644	64,323	173,891
Shares redeemed	(628,032)	(378,453)	(6,119,831)	(3,714,049)
Net increase (decrease)	1,091,036	672,016	$ 10,644,569	$ 6,651,281

10. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY(Fidelity Investment logo)(registered trademark)

AFRI-SANN-0602 156929
1.757236.101

Fidelity® Advisor

Government Investment

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Government Investment Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Government Inv - CL A	-1.08%	7.32%	39.95%	91.17%
Fidelity Adv Government Inv - CL A (incl. 4.75% sales charge)	-5.77%	2.22%	33.30%	82.09%
LB Government Bond	-1.41%	7.51%	44.51%	105.06%
General US Government Funds Average	-1.22%	6.98%	38.29%	90.31%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how Class A's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL A	7.32%	6.95%	6.69%
Fidelity Adv Government Inv - CL A (incl. 4.75% sales charge)	2.22%	5.92%	6.18%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Government Investment Fund - Class A on April 30, 1992, and the current 4.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $18,209 - an 82.09% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $20,506 - a 105.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.17%	6.31%	6.35%	5.56%	6.12%	6.19%
Capital returns	-3.25%	7.64%	1.18%	-7.09%	3.62%	1.90%
Total returns	-1.08%	13.95%	7.53%	-1.53%	9.74%	8.09%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per shares	3.58¢	21.84¢	49.08¢
Annualized dividend rate	4.47%	4.49%	5.02%
30-day annualized yield	4.24%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.74 over the past one month, $9.80 over the past six months and $9.78 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class T
Performance - continued

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL T	-1.14%	7.10%	39.18%	89.79%
Fidelity Adv Government Inv - CL T (incl. 3.50% sales charge)	-4.60%	3.35%	34.31%	83.15%
LB Government Bond	-1.41%	7.51%	44.51%	105.06%
General US Government Funds Average	-1.22%	6.98%	38.29%	90.31%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how Class T's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL T	7.10%	6.84%	6.62%
Fidelity Adv Government Inv - CL T (incl. 3.50% sales charge)	3.35%	6.08%	6.24%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class T on April 30, 1992, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2002 the value of the investment would have grown to $18,315 - an 83.15% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends reinvested the same $10,000 would have grown to $20,506 - a 105.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Government Investment Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.12%	6.21%	6.23%	5.48%	5.94%	6.07%
Capital returns	-3.26%	7.65%	1.18%	-7.19%	3.62%	1.90%
Total returns	-1.14%	13.86%	7.41%	-1.71%	9.56%	7.97%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.49¢	21.26¢	48.03¢
Annualized dividend rate	4.36%	4.38%	4.92%
30-day annualized yield	4.19%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.73 over the past one month, $9.79 over the past six months and $9.77 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past six months, past one year, past five year and past 10 year total return figures are 5%, 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class B
Performance - continued

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL B	-1.45%	6.43%	34.70%	80.03%
Fidelity Adv Government Inv - CL B (incl. contingent deferred sales charge)	-6.29%	1.43%	32.70%	80.03%
LB Government Bond	-1.41%	7.51%	44.51%	105.06%
General US Government Funds Average	-1.22%	6.98%	38.29%	90.31%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how Class B's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL B	6.43%	6.14%	6.06%
Fidelity Adv Government Inv - CL B (incl. contingent deferred sales charge)	1.43%	5.82%	6.06%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class B on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $18,003 - an 80.03% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends reinvested the same $10,000 would have grown to $20,506 - a 105.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Government Investment Fund - Class B
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	1.81%	5.48%	5.55%	4.85%	5.25%	5.41%
Capital returns	-3.26%	7.55%	1.18%	-7.09%	3.62%	1.79%
Total returns	-1.45%	13.03%	6.73%	-2.24%	8.87%	7.20%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.97¢	18.14¢	41.79¢
Annualized dividend rate	3.72%	3.74%	4.28%
30-day annualized yield	3.71%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.72 over the past one month, $9.79 over the past six months, and $9.76 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Semiannual Report

Fidelity Advisor Government Investment Fund - Class C
Performance - continued

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL C	-1.49%	6.35%	34.12%	79.25%
Fidelity Adv Government Inv - CL C (incl. contingent deferred sales charge)	-2.45%	5.35%	34.12%	79.25%
LB Government Bond	-1.41%	7.51%	44.51%	105.06%
General US Government Funds Average	-1.22%	6.98%	38.29%	90.31%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how Class C's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL C	6.35%	6.05%	6.01%
Fidelity Adv Government Inv - CL C (incl. contingent deferred sales charge)	5.35%	6.05%	6.01%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class C on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,925 - a 79.25% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends reinvested the same $10,000 would have grown to $20,506 - a 105.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Government Investment Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,			November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	1.77%	5.40%	5.46%	4.76%	5.08%
Capital returns	-3.26%	7.65%	1.18%	-7.19%	3.94%
Total returns	-1.49%	13.05%	6.64%	-2.43%	9.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.91¢	17.78¢	41.11¢
Annualized dividend rate	3.64%	3.66%	4.21%
30-day annualized yield	3.63%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.73 over the past one month, $9.79 over the past six months, and $9.77 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Government Investment Fund

Q. How did the fund perform, Tom?

A. For the six-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of -1.08%, -1.14%, -1.45% and -1.49%, respectively. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned -1.22%, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - declined 1.41% for the same six-month period. For the 12-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 7.32%, 7.10%, 6.43% and 6.35%, respectively, while the Lipper average returned 6.98% and the Lehman Brothers index gained 7.51%.

A. For the six-month period that ended April 30, 2002, the fund's Institutional Class shares had a total return of -1.01%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned -1.22%, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - declined 1.41% for the same six-month period. For 12-month period that ended April 30, 2002, the fund returned 7.41%, while the Lipper average returned 6.98% and the Lehman Brothers index gained 7.51%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What led to the bond market's lackluster performance during the past six months?

A. Signs of an economic recovery plus fears of higher interest rates put pressure on government bonds. In recognition of stronger-than-expected economic growth, the Federal Reserve Board kept rates unchanged in the first four months of 2002, saying that the risk of inflationary growth equaled the risk of additional economic weakness. The bond market viewed this as a first step toward raising interest rates, so it sent bond yields higher and their prices lower in March. But bonds rebounded in April as the strong first-quarter economic recovery appeared to be tapering off and rate hikes no longer seemed imminent.

Q. Against that backdrop, what were your principal strategies?

A. I kept the fund's weighting in U.S. Treasury securities small compared to the overall government bond market as measured by the Lehman Brothers index, and focused instead on higher-yielding agency securities, as well as mortgage securities, which are not a component of the government bond index. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding alternatives to Treasury securities. At the same time, the weak economy and concerns about corporate accounting practices and profitability fostered a growing aversion to more risky segments of the bond market, such as corporate bonds. Agencies and mortgages were the prime beneficiaries of those trends.

Q. Why do agency securities have such an attractive yield/risk profile?

A. In general, debt securities issued by government agencies are considered to be of high quality because they either are backed by the full faith and credit of the United States government or have implicit government backing. But since they carry slightly greater credit risk than U.S. Treasuries, agency securities often offer a yield premium.

Q. In addition to their high quality and high yields, were there other factors that propelled mortgage securities?

A. Yes, there were. Although their early performance was somewhat disappointing, conventional mortgage securities recently enjoyed an added boost from growing expectations that prepayment activity would subside. When mortgage prepayment activity is higher than expected, mortgage securities can fall out of favor. Investors typically dislike prepayments because they may be forced to reinvest the proceeds at lower interest rates. The fund's stake in collateralized mortgage obligations (CMOs) also performed quite well, primarily due to their reduced sensitivity to prepayment activity.

Q. What choices did you make regarding Treasuries?

A. I looked for Treasury securities that offered a good combination of risk and reward. Early on, I found some opportunities in Treasury Inflation-Protected securities, or TIPS. These bonds, which are designed to help investors offset inflation risk, performed well due to strong demand. I sold them late in the period to lock in gains. More recently, I found opportunities in 10-year Treasury securities.

Semiannual Report

Q. What's your outlook for the balance of 2002?

A. At its meeting in April, the Federal Reserve Board seemingly suggested that its next move would be an interest rate hike, although it stressed that the fragile nature of the economy may require it to hold rates steady for the foreseeable future. My view is that regardless of whether rates move higher or stabilize, higher-yielding securities - such as agencies and some mortgage securities - will likely continue to outperform Treasuries.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income by investing at least 80% of assets in U.S. government securities or any of its agencies or instrumentalities

Start date: January 7, 1987

Size: as of April 30, 2002, more than $584 million

Manager: Tom Silvia, since 1998; joined Fidelity in 1993

3

Tom Silvia on the federal budget deficit and its effect on the U.S. Treasury market:

"In late April 2002, the Treasury Department said it expected to borrow a net $1 billion during the second calendar quarter of this year. That was a significant departure from the Treasury's announcement in January when it estimated that it would repay a net $90 billion in outstanding debt during the quarter. The department changed its policy due to lower-than-expected tax receipts and the cost of the economic stimulus package enacted in March. We may not have seen the last of the Treasury's higher-than-expected financing needs. Revenues already are depleted by the combination of the recession and the recent tax cut, and many observers believe that there will be continued growth in spending. That has pushed the federal budget into a deficit.

"Adding further uncertainty is the fact that many in Congress are pushing for increased domestic security spending and the largest military buildup in 20 years. Spending also may rise in other areas due to increased election-year support for domestic programs. If the Treasury's funding needs significantly expand, the outstanding supply of U.S. Treasuries will increase, a development that will likely work against the Treasury market as a whole."

Semiannual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	3.6	4.4
4 - 4.99%	6.7	2.1
5 - 5.99%	27.2	18.9
6 - 6.99%	26.6	37.3
7 - 7.99%	17.4	20.7
8 - 8.99%	1.6	4.2
9 - 9.99%	0.6	0.9
10 - 10.99%	5.4	5.9
11% and over	9.6	1.1
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	8.9	10.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	5.1	5.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002	As of October 31, 2001
Mortgage Securities 9.6%	Mortgage Securities 18.4%
CMOs and Other Mortgage Related Securities 14.7%	CMOs and Other Mortgage Related Securities 13.0%
U.S. Treasury Obligations 41.0%	U.S. Treasury Obligations 37.0%
U.S. Government Agency Obligations 35.8%	U.S. Government Agency Obligations 31.1%
Short-Term Investments and Net Other Assets (1.1)%*	Short-Term Investments and Net Other Assets 0.5%

* Short-term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 76.8%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 35.8%
Fannie Mae:
4% 9/17/04 (a)	$ 6,000,000	$ 6,045,252
5.5% 2/15/06	28,000,000	28,887,992
5.5% 5/2/06	12,770,000	13,034,326
5.53% 7/17/07	11,595,000	11,664,779
6% 5/15/08	18,235,000	18,988,124
6.25% 2/1/11	2,380,000	2,430,846
6.375% 6/15/09	8,009,000	8,456,783
7.25% 1/15/10	5,440,000	6,046,500
7.25% 5/15/30	15,587,000	17,520,474
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	390,000	442,080
Freddie Mac:
3.75% 4/15/04	20,000,000	20,106,000
4.5% 4/15/05	7,300,000	7,316,067
5.875% 3/21/11	4,240,000	4,218,931
6.25% 7/15/32	1,262,000	1,253,268
6.75% 3/15/31	2,989,000	3,171,918
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	679,227	748,094
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Series 2-E, 9.4% 5/15/02	21,105	21,154
Series T-3, 9.625% 5/15/02	9,298	9,321
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	106,222	109,104
Series 1993-D, 5.23% 5/15/05	135,532	139,255
Series 1994-A, 7.12% 4/15/06	7,026,471	7,477,430
Series 1994-F, 8.187% 12/15/04	1,979,679	2,077,006
Series 1995-A, 6.28% 6/15/04	1,032,353	1,068,707
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.39% 6/26/06	3,375,000	3,618,000
Series 1994-B, 7.5% 1/26/06	131,360	140,906
Series 1997-A, 6.104% 7/15/03	1,000,000	1,031,100
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	62,353	63,707
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	$ 968,625	$ 999,485
Series 1996-A1, 6.726% 9/15/10	1,478,261	1,549,912
6.07% 12/15/14	4,300,000	4,362,780
6.77% 11/15/13	1,536,538	1,625,657
6.99% 5/21/16	4,867,500	5,231,248
Private Export Funding Corp. secured:
5.34% 3/15/06	4,640,000	4,757,666
5.65% 3/15/03	171,500	174,119
5.66% 9/15/11 (b)	2,900,000	2,863,750
6.67% 9/15/09	2,500,000	2,633,923
6.86% 4/30/04	403,000	418,245
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.6% 2/15/08	13,100,000	13,987,774
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,164,050
5.96% 8/1/09	1,800,000	1,819,942
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	300,000	327,540
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		209,003,215
U.S. Treasury Obligations - 41.0%
U.S. Treasury Bonds:
5.25% 2/15/29	47,940,000	44,752,757
6.75% 8/15/26	16,704,000	18,871,611
10% 5/15/10	27,450,000	32,051,087
11.25% 2/15/15	37,200,000	56,953,796
U.S. Treasury Notes:
4.875% 2/15/12 (e)	27,200,000	26,745,243
5.875% 11/15/04	26,700,000	28,172,665
7% 7/15/06	29,000,000	31,950,982
TOTAL U.S. TREASURY OBLIGATIONS		239,498,141
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $444,686,494)		448,501,356
U.S. Government Agency - Mortgage Securities - 9.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 8.0%
5.5% 1/1/32 to 4/1/32 (c)	$ 21,299,995	$ 20,389,628
6.5% 2/1/10 to 6/1/31	11,240,540	11,435,635
7% 4/1/26 to 5/1/30	5,322,395	5,524,111
7.5% 3/1/09 to 4/1/29	3,494,198	3,708,594
8.5% 9/1/16 to 7/1/31	2,885,134	3,082,017
9% 11/1/11 to 5/1/14	1,393,218	1,487,466
9.25% 9/1/16	30,783	33,774
9.5% 11/1/06 to 5/1/20	705,293	767,438
11.5% 6/1/19	164,661	188,404
12.5% 8/1/15	5,381	6,168
		46,623,235
Freddie Mac - 0.4%
6.775% 11/15/03	1,416,489	1,435,910
8.5% 8/1/09 to 2/1/10	133,816	142,910
9% 10/1/08 to 10/1/20	329,915	356,941
9.5% 5/1/21 to 7/1/21	238,911	264,109
11% 7/1/13 to 5/1/14	183,826	205,931
12.5% 2/1/10 to 6/1/19	235,291	269,941
		2,675,742
Government National Mortgage Association - 1.2%
6.5% 3/20/31 to 9/15/31	2,755,714	2,783,817
7.5% 9/15/06 to 8/15/29	999,426	1,055,313
8% 12/15/23	2,620,813	2,814,577
9% 9/15/05 to 12/15/09	13,375	13,436
10.5% 8/15/16 to 1/20/18	204,105	231,119
13.5% 7/15/11	20,602	24,232
		6,922,494
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $54,710,824)		56,221,471
Collateralized Mortgage Obligations - 14.7%

U.S. Government Agency - 14.7%
Fannie Mae:
floater REMIC planned amortization class Series 1992-161 Class F, 2.75% 11/25/21 (d)	1,204,316	1,218,836
REMIC planned amortization class:
Series 1993-160 Class PK, 6.5% 11/25/22	5,413,000	5,681,203
Series 1994-27 Class PJ, 6.5% 6/25/23	2,000,000	2,065,650
Series 2001-62 Class PF, 6.5% 6/25/26	2,000,000	2,034,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae: - continued
sequential pay Series 1999-37 Class E, 6.75% 3/25/25	$ 2,235,958	$ 2,284,325
Freddie Mac:
REMIC planned amortization class:
Series 1141 Class G, 9% 9/15/21	736,657	792,731
Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,228,225
Series 1714 Class H, 6.75% 5/15/23	5,000,000	5,265,351
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,686,238
Series 1948 Class PG, 6.15% 11/15/25	3,827,454	3,916,024
Series 2206 Class PA, 7.5% 11/15/21	5,466,653	5,679,849
Series 2279 Class PE, 6.5% 5/15/14	6,497,000	6,647,977
Series 2396 Class PX, 6% 6/15/27	10,000,000	10,294,340
sequential pay:
Series 1974 Class Z, 7% 8/15/20	2,897,655	3,067,221
Series 2248 Class A, 7.5% 5/15/28	2,889,518	2,968,452
Series 2250 Class A, 7% 12/15/27	5,646,180	5,719,519
Series 2355 Class AE, 6% 9/15/31	14,284,716	14,618,956
Series 2368:
Class ZA, 6.5% 3/15/31	429,739	423,293
Class ZB, 6% 10/15/31	1,368,268	1,353,730
Government National Mortgage Association sequential pay Series 2000-12 Class B, 7.5% 12/16/28	5,009,981	5,264,009
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $85,006,736)		86,210,006
Cash Equivalents - 1.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $7,983,000)	$ 7,983,428	7,983,000
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $592,387,054)		598,915,833
NET OTHER ASSETS - (2.5)%		(14,877,981)
NET ASSETS - 100%		$ 584,037,852
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,863,750 or 0.5% of net assets.

(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $956,255,926 and $922,305,522, respectively.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $592,829,412. Net unrealized appreciation aggregated $6,086,421, of which $7,551,657 related to appreciated investment securities and $1,465,236 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $8,722,000 of which $482,000 and $8,240,000 will expire on October 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $7,983,000) (cost $592,387,054) - See accompanying schedule		$ 598,915,833
Commitment to sell securities on a delayed delivery basis	$ (20,414,714)
Receivable for securities sold on a delayed delivery basis	20,178,417	(236,297)
Receivable for investments sold, regular delivery		26,593,746
Cash		961
Receivable for fund shares sold		1,300,250
Interest receivable		8,394,773
Total assets		634,969,266
Liabilities
Payable for investments purchased
Regular delivery	$ 21,093,389
Delayed delivery	26,818,583
Payable for fund shares redeemed	2,113,009
Distributions payable	310,685
Accrued management fee	207,040
Distribution fees payable	237,801
Other payables and accrued expenses	150,907
Total liabilities		50,931,414
Net Assets		$ 584,037,852
Net Assets consist of:
Paid in capital		$ 586,319,337
Distributions in excess of net investment income		(93,046)
Accumulated undistributed net realized gain (loss) on investments		(8,480,921)
Net unrealized appreciation (depreciation) on investments		6,292,482
Net Assets		$ 584,037,852

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($48,084,072 ÷ 4,903,899 shares)	$ 9.81
Maximum offering price per share (100/95.25 of $9.81)	$ 10.30
Class T: Net Asset Value and redemption price per share ($269,130,396 ÷ 27,465,532 shares)	$ 9.80
Maximum offering price per share (100/96.50 of $9.80)	$ 10.16
Class B: Net Asset Value and offering price per share ($151,526,292 ÷ 15,478,866 shares) A	$ 9.79
Class C: Net Asset Value and offering price per share ($74,091,769 ÷ 7,562,819 shares) A	$ 9.80
Institutional Class: Net Asset Value, offering price and redemption price per share ($41,205,323 ÷ 4,222,767 shares)	$ 9.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 14,577,031
Security lending		12,691
Total income		14,589,722
Expenses
Management fee	$ 1,250,000
Transfer agent fees	546,876
Distribution fees	1,451,527
Accounting and security lending fees	79,913
Non-interested trustees' compensation	900
Custodian fees and expenses	15,618
Registration fees	62,432
Audit	12,338
Legal	5,135
Miscellaneous	59,297
Total expenses before reductions	3,484,036
Expense reductions	(1,725)	3,482,311
Net investment income (loss)		11,107,411
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,509,512
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,788,669)
Delayed delivery commitments	27,393
Total change in net unrealized appreciation (depreciation)		(21,761,276)
Net gain (loss)		(19,251,764)
Net increase (decrease) in net assets resulting from operations		$ (8,144,353)

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,107,411	$ 23,973,826
Net realized gain (loss)	2,509,512	8,548,527
Change in net unrealized appreciation (depreciation)	(21,761,276)	26,224,360
Net increase (decrease) in net assets resulting from operations	(8,144,353)	58,746,713
Distributions to shareholders from net investment income	(11,990,666)	(24,322,015)
Share transactions - net increase (decrease)	(5,997,934)	249,019,791
Total increase (decrease) in net assets	(26,132,953)	283,444,489
Net Assets
Beginning of period	610,170,805	326,726,316
End of period (including distributions in excess of net investment income of $(93,046) and undistributed net investment income of $790,209, respectively)	$ 584,037,852	$ 610,170,805

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.140	$ 9.420	$ 9.310	$ 10.020	$ 9.670	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.204 G	.546	.559	.545	.545	.552
Net realized and unrealized gain (loss)	(.316) G	.730	.115	(.696)	.368	.187
Total from investment operations	(.112)	1.276	.674	(.151)	.913	.739
Distributions from net investment income	(.218)	(.556)	(.564)	(.559)	(.563)	(.559)
Net asset value, end of period	$ 9.810	$ 10.140	$ 9.420	$ 9.310	$ 10.020	$ 9.670
Total Return B, C, D	(1.08)%	13.95%	7.53%	(1.53)%	9.74%	8.09%
Ratios to Average Net Assets F
Expenses before expense reductions	.84% A	.87%	.85%	.87%	1.24%	4.98%
Expenses net of voluntary waivers, if any	.84% A	.87%	.85%	.87%	.90%	.90%
Expenses net of all reductions	.84% A	.86%	.85%	.87%	.90%	.90%
Net investment income (loss)	4.19% A, G	5.61%	6.02%	5.73%	5.65%	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,084	$ 43,205	$ 15,053	$ 15,273	$ 7,884	$ 1,582
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.86%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.670	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.198 G	.535	.549	.541	.546	.558
Net realized and unrealized gain (loss)	(.315) G	.731	.114	(.710)	.351	.171
Total from investment operations	(.117)	1.266	.663	(.169)	.897	.729
Distributions from net investment income	(.213)	(.546)	(.553)	(.551)	(.547)	(.549)
Net asset value, end of period	$ 9.800	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.670
Total Return B, C, D	(1.14)%	13.86%	7.41%	(1.71)%	9.56%	7.97%
Ratios to Average Net Assets F
Expenses before expense reductions	.97% A	.96%	.95%	.96%	1.01%	1.03%
Expenses net of voluntary waivers, if any	.97% A	.96%	.95%	.96%	1.00%	1.00%
Expenses net of all reductions	.96% A	.96%	.95%	.95%	1.00%	1.00%
Net investment income (loss)	4.07% A, G	5.52%	5.92%	5.65%	5.59%	5.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,130	$ 293,105	$ 182,049	$ 215,089	$ 212,933	$ 144,948
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.120	$ 9.410	$ 9.300	$ 10.010	$ 9.660	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.167 G	.474	.490	.479	.475	.494
Net realized and unrealized gain (loss)	(.316) G	.720	.114	(.699)	.359	.166
Total from investment operations	(.149)	1.194	.604	(.220)	.834	.660
Distributions from net investment income	(.181)	(.484)	(.494)	(.490)	(.484)	(.490)
Net asset value, end of period	$ 9.790	$ 10.120	$ 9.410	$ 9.300	$ 10.010	$ 9.660
Total Return B, C, D	(1.45)%	13.03%	6.73%	(2.24)%	8.87%	7.20%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61% A	1.60%	1.59%	1.59%	1.69%	1.73%
Expenses net of voluntary waivers, if any	1.61% A	1.60%	1.59%	1.59%	1.65%	1.65%
Expenses net of all reductions	1.61% A	1.60%	1.59%	1.59%	1.65%	1.65%
Net investment income (loss)	3.43% A, G	4.88%	5.28%	5.01%	4.92%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,526	$ 158,864	$ 77,424	$ 94,871	$ 74,073	$ 18,782
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.10%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.640
Income from Investment Operations
Net investment income (loss) E	.163 H	.468	.482	.468	.450
Net realized and unrealized gain (loss)	(.315) H	.729	.115	(.708)	.398
Total from investment operations	(.152)	1.197	.597	(.240)	.848
Distributions from net investment income	(.178)	(.477)	(.487)	(.480)	(.468)
Net asset value, end of period	$ 9.800	$ 10.130	$ 9.410	$ 9.300	$ 10.020
Total Return B, C, D	(1.49)%	13.05%	6.64%	(2.43)%	9.02%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68% A	1.67%	1.67%	1.69%	2.19% A
Expenses net of voluntary waivers, if any	1.68% A	1.67%	1.67%	1.69%	1.75% A
Expenses net of all reductions	1.68% A	1.67%	1.67%	1.69%	1.75% A
Net investment income (loss)	3.36% A, H	4.81%	5.20%	4.91%	4.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,092	$ 87,214	$ 30,133	$ 35,652	$ 14,954
Portfolio turnover rate	336% A	260%	155%	174%	243%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.03%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.090	$ 9.380	$ 9.270	$ 10.000	$ 9.650	$ 9.480
Income from Investment Operations
Net investment income (loss) D	.209 F	.560	.572	.567	.570	.580
Net realized and unrealized gain (loss)	(.314) F	.723	.118	(.720)	.352	.165
Total from investment operations	(.105)	1.283	.690	(.153)	.922	.745
Distributions from net investment income	(.225)	(.573)	(.580)	(.577)	(.572)	(.575)
Net asset value, end of period	$ 9.760	$ 10.090	$ 9.380	$ 9.270	$ 10.000	$ 9.650
Total Return B, C	(1.01)%	14.11%	7.75%	(1.55)%	9.86%	8.18%
Ratios to Average Net Assets E
Expenses before expense reductions	.70% A	.69%	.66%	.68%	.75%	.78%
Expenses net of voluntary waivers, if any	.70% A	.69%	.66%	.68%	.75%	.75%
Expenses net of all reductions	.70% A	.69%	.66%	.68%	.75%	.75%
Net investment income (loss)	4.33% A, F	5.79%	6.20%	5.92%	5.84%	6.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,205	$ 27,782	$ 22,067	$ 22,636	$ 25,582	$ 20,366
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 5.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,622,604 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income by $1,939,928; increase net unrealized appreciation/depreciation by $911,190; and increase net realized gain (loss) by $1,028,738. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 34,170	$ 348
Class T	0%	.25%	343,874	4,166
Class B	.65%	.25%	685,239	496,627
Class C	.75%	.25%	388,244	128,996
			$ 1,451,527	$ 630,137

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 120,966	$ 30,246
Class T	77,451	23,152
Class B	282,429	282,429 *
Class C	32,425	32,425 *
	$ 513,271	$ 368,252

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 40,613	.18*
Class T	272,703	.20*
Class B	140,303	.19*
Class C	61,521	.16*
Institutional Class	31,736	.19*
	$ 546,876

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,725.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 1,014,151	$ 1,686,169
Class T	5,979,764	13,061,555
Class B	2,816,713	5,294,734
Class C	1,407,428	2,864,072
Institutional Class	772,610	1,415,485
Total	$ 11,990,666	$ 24,322,015

Semiannual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	4,605,179	5,000,012	$ 45,210,567	$ 48,661,133
Reinvestment of distributions	84,198	141,801	823,896	1,383,509
Shares redeemed	(4,047,105)	(2,478,556)	(39,729,960)	(24,130,915)
Net increase (decrease)	642,272	2,663,257	$ 6,304,503	$ 25,913,727
Class T
Shares sold	6,243,434	24,061,317	$ 61,239,116	$ 233,534,981
Reinvestment of distributions	552,934	1,189,323	5,408,484	11,583,130
Shares redeemed	(8,260,466)	(15,659,487)	(80,924,173)	(151,799,098)
Net increase (decrease)	(1,464,098)	9,591,153	$ (14,276,573)	$ 93,319,013
Class B
Shares sold	3,240,369	11,815,893	$ 31,773,322	$ 115,194,985
Reinvestment of distributions	213,705	396,157	2,087,843	3,857,851
Shares redeemed	(3,670,736)	(4,748,526)	(35,936,534)	(46,056,337)
Net increase (decrease)	(216,662)	7,463,524	$ (2,075,369)	$ 72,996,499
Class C
Shares sold	1,941,074	8,455,486	$ 19,083,132	$ 82,457,405
Reinvestment of distributions	92,690	207,496	906,621	2,023,049
Shares redeemed	(3,080,836)	(3,254,686)	(30,219,719)	(31,625,191)
Net increase (decrease)	(1,047,072)	5,408,296	$ (10,229,966)	$ 52,855,263
Institutional Class
Shares sold	2,494,156	1,123,843	$ 24,299,308	$ 10,936,386
Reinvestment of distributions	69,669	123,278	678,342	1,194,807
Shares redeemed	(1,094,461)	(846,973)	(10,698,179)	(8,195,904)
Net increase (decrease)	1,469,364	400,148	$ 14,279,471	$ 3,935,289

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Semiannual Report

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Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

AGOV-SANN-0602 157025
1.703567.104

Fidelity® Advisor

Government Investment

Fund - Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Government Investment Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Government Inv - Inst CL	-1.01%	7.41%	40.76%	92.80%
LB Government Bond	-1.41%	7.51%	44.51%	105.06%
General US Government Funds Average	-1.22%	6.98%	38.29%	90.31%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 170 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - Inst CL	7.41%	7.08%	6.79%
LB Government Bond	7.51%	7.64%	7.45%
General US Government Funds Average	6.98%	6.69%	6.61%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Government Investment Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Government Investment Fund - Institutional Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,280 - a 92.80% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends reinvested the same $10,000 would have grown to $20,506 - a 105.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.26%	6.54%	6.56%	5.75%	6.23%	6.39%
Capital returns	-3.27%	7.57%	1.19%	-7.30%	3.63%	1.79%
Total returns	-1.01%	14.11%	7.75%	-1.55%	9.86%	8.18%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.69¢	22.53¢	50.64¢
Annualized dividend rate	4.63%	4.66%	5.20%
30-day annualized yield	4.62%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.69 over the past one month, $9.75 over the past six months, and $9.73 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Government Investment Fund

Q. How did the fund perform, Tom?

A. For the six-month period that ended April 30, 2002, the fund's Institutional Class shares had a total return of -1.01%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned -1.22%, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - declined 1.41% for the same six-month period. For 12-month period that ended April 30, 2002, the fund returned 7.41%, while the Lipper average returned 6.98% and the Lehman Brothers index gained 7.51%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What led to the bond market's lackluster performance during the past six months?

A. Signs of an economic recovery plus fears of higher interest rates put pressure on government bonds. In recognition of stronger-than-expected economic growth, the Federal Reserve Board kept rates unchanged in the first four months of 2002, saying that the risk of inflationary growth equaled the risk of additional economic weakness. The bond market viewed this as a first step toward raising interest rates, so it sent bond yields higher and their prices lower in March. But bonds rebounded in April as the strong first-quarter economic recovery appeared to be tapering off and rate hikes no longer seemed imminent.

Q. Against that backdrop, what were your principal strategies?

A. I kept the fund's weighting in U.S. Treasury securities small compared to the overall government bond market as measured by the Lehman Brothers index, and focused instead on higher-yielding agency securities, as well as mortgage securities, which are not a component of the government bond index. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding alternatives to Treasury securities. At the same time, the weak economy and concerns about corporate accounting practices and profitability fostered a growing aversion to more risky segments of the bond market, such as corporate bonds. Agencies and mortgages were the prime beneficiaries of those trends.

Q. Why do agency securities have such an attractive yield/risk profile?

A. In general, debt securities issued by government agencies are considered to be of high quality because they either are backed by the full faith and credit of the United States government or have implicit government backing. But since they carry slightly greater credit risk than U.S. Treasuries, agency securities often offer a yield premium.

Q. In addition to their high quality and high yields, were there other factors that propelled mortgage securities?

A. Yes, there were. Although their early performance was somewhat disappointing, conventional mortgage securities recently enjoyed an added boost from growing expectations that prepayment activity would subside. When mortgage prepayment activity is higher than expected, mortgage securities can fall out of favor. Investors typically dislike prepayments because they may be forced to reinvest the proceeds at lower interest rates. The fund's stake in collateralized mortgage obligations (CMOs) also performed quite well, primarily due to their reduced sensitivity to prepayment activity.

Q. What choices did you make regarding Treasuries?

A. I looked for Treasury securities that offered a good combination of risk and reward. Early on, I found some opportunities in Treasury Inflation-Protected securities, or TIPS. These bonds, which are designed to help investors offset inflation risk, performed well due to strong demand. I sold them late in the period to lock in gains. More recently, I found opportunities in 10-year Treasury securities.

Semiannual Report

Q. What's your outlook for the balance of 2002?

A. At its meeting in April, the Federal Reserve Board seemingly suggested that its next move would be an interest rate hike, although it stressed that the fragile nature of the economy may require it to hold rates steady for the foreseeable future. My view is that regardless of whether rates move higher or stabilize, higher-yielding securities - such as agencies and some mortgage securities - will likely continue to outperform Treasuries.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income by investing at least 80% of assets in U.S. government securities or any of its agencies or instrumentalities

Start date: January 7, 1987

Size: as of April 30, 2002, more than $584 million

Manager: Tom Silvia, since 1998; joined Fidelity in 1993

3

Tom Silvia on the federal budget deficit and its effect on the U.S. Treasury market:

"In late April 2002, the Treasury Department said it expected to borrow a net $1 billion during the second calendar quarter of this year. That was a significant departure from the Treasury's announcement in January when it estimated that it would repay a net $90 billion in outstanding debt during the quarter. The department changed its policy due to lower-than-expected tax receipts and the cost of the economic stimulus package enacted in March. We may not have seen the last of the Treasury's higher-than-expected financing needs. Revenues already are depleted by the combination of the recession and the recent tax cut, and many observers believe that there will be continued growth in spending. That has pushed the federal budget into a deficit.

"Adding further uncertainty is the fact that many in Congress are pushing for increased domestic security spending and the largest military buildup in 20 years. Spending also may rise in other areas due to increased election-year support for domestic programs. If the Treasury's funding needs significantly expand, the outstanding supply of U.S. Treasuries will increase, a development that will likely work against the Treasury market as a whole."

Semiannual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 4%	3.6	4.4
4 - 4.99%	6.7	2.1
5 - 5.99%	27.2	18.9
6 - 6.99%	26.6	37.3
7 - 7.99%	17.4	20.7
8 - 8.99%	1.6	4.2
9 - 9.99%	0.6	0.9
10 - 10.99%	5.4	5.9
11% and over	9.6	1.1
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	8.9	10.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	5.1	5.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002	As of October 31, 2001
Mortgage Securities 9.6%	Mortgage Securities 18.4%
CMOs and Other Mortgage Related Securities 14.7%	CMOs and Other Mortgage Related Securities 13.0%
U.S. Treasury Obligations 41.0%	U.S. Treasury Obligations 37.0%
U.S. Government Agency Obligations 35.8%	U.S. Government Agency Obligations 31.1%
Short-Term Investments and Net Other Assets (1.1)%*	Short-Term Investments and Net Other Assets 0.5%
* Short-term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 76.8%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 35.8%
Fannie Mae:
4% 9/17/04 (a)	$ 6,000,000	$ 6,045,252
5.5% 2/15/06	28,000,000	28,887,992
5.5% 5/2/06	12,770,000	13,034,326
5.53% 7/17/07	11,595,000	11,664,779
6% 5/15/08	18,235,000	18,988,124
6.25% 2/1/11	2,380,000	2,430,846
6.375% 6/15/09	8,009,000	8,456,783
7.25% 1/15/10	5,440,000	6,046,500
7.25% 5/15/30	15,587,000	17,520,474
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	390,000	442,080
Freddie Mac:
3.75% 4/15/04	20,000,000	20,106,000
4.5% 4/15/05	7,300,000	7,316,067
5.875% 3/21/11	4,240,000	4,218,931
6.25% 7/15/32	1,262,000	1,253,268
6.75% 3/15/31	2,989,000	3,171,918
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	679,227	748,094
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Series 2-E, 9.4% 5/15/02	21,105	21,154
Series T-3, 9.625% 5/15/02	9,298	9,321
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	106,222	109,104
Series 1993-D, 5.23% 5/15/05	135,532	139,255
Series 1994-A, 7.12% 4/15/06	7,026,471	7,477,430
Series 1994-F, 8.187% 12/15/04	1,979,679	2,077,006
Series 1995-A, 6.28% 6/15/04	1,032,353	1,068,707
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.39% 6/26/06	3,375,000	3,618,000
Series 1994-B, 7.5% 1/26/06	131,360	140,906
Series 1997-A, 6.104% 7/15/03	1,000,000	1,031,100
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	62,353	63,707
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	$ 968,625	$ 999,485
Series 1996-A1, 6.726% 9/15/10	1,478,261	1,549,912
6.07% 12/15/14	4,300,000	4,362,780
6.77% 11/15/13	1,536,538	1,625,657
6.99% 5/21/16	4,867,500	5,231,248
Private Export Funding Corp. secured:
5.34% 3/15/06	4,640,000	4,757,666
5.65% 3/15/03	171,500	174,119
5.66% 9/15/11 (b)	2,900,000	2,863,750
6.67% 9/15/09	2,500,000	2,633,923
6.86% 4/30/04	403,000	418,245
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.6% 2/15/08	13,100,000	13,987,774
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,164,050
5.96% 8/1/09	1,800,000	1,819,942
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	300,000	327,540
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		209,003,215
U.S. Treasury Obligations - 41.0%
U.S. Treasury Bonds:
5.25% 2/15/29	47,940,000	44,752,757
6.75% 8/15/26	16,704,000	18,871,611
10% 5/15/10	27,450,000	32,051,087
11.25% 2/15/15	37,200,000	56,953,796
U.S. Treasury Notes:
4.875% 2/15/12 (e)	27,200,000	26,745,243
5.875% 11/15/04	26,700,000	28,172,665
7% 7/15/06	29,000,000	31,950,982
TOTAL U.S. TREASURY OBLIGATIONS		239,498,141
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $444,686,494)		448,501,356
U.S. Government Agency - Mortgage Securities - 9.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 8.0%
5.5% 1/1/32 to 4/1/32 (c)	$ 21,299,995	$ 20,389,628
6.5% 2/1/10 to 6/1/31	11,240,540	11,435,635
7% 4/1/26 to 5/1/30	5,322,395	5,524,111
7.5% 3/1/09 to 4/1/29	3,494,198	3,708,594
8.5% 9/1/16 to 7/1/31	2,885,134	3,082,017
9% 11/1/11 to 5/1/14	1,393,218	1,487,466
9.25% 9/1/16	30,783	33,774
9.5% 11/1/06 to 5/1/20	705,293	767,438
11.5% 6/1/19	164,661	188,404
12.5% 8/1/15	5,381	6,168
		46,623,235
Freddie Mac - 0.4%
6.775% 11/15/03	1,416,489	1,435,910
8.5% 8/1/09 to 2/1/10	133,816	142,910
9% 10/1/08 to 10/1/20	329,915	356,941
9.5% 5/1/21 to 7/1/21	238,911	264,109
11% 7/1/13 to 5/1/14	183,826	205,931
12.5% 2/1/10 to 6/1/19	235,291	269,941
		2,675,742
Government National Mortgage Association - 1.2%
6.5% 3/20/31 to 9/15/31	2,755,714	2,783,817
7.5% 9/15/06 to 8/15/29	999,426	1,055,313
8% 12/15/23	2,620,813	2,814,577
9% 9/15/05 to 12/15/09	13,375	13,436
10.5% 8/15/16 to 1/20/18	204,105	231,119
13.5% 7/15/11	20,602	24,232
		6,922,494
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $54,710,824)		56,221,471
Collateralized Mortgage Obligations - 14.7%

U.S. Government Agency - 14.7%
Fannie Mae:
floater REMIC planned amortization class Series 1992-161 Class F, 2.75% 11/25/21 (d)	1,204,316	1,218,836
REMIC planned amortization class:
Series 1993-160 Class PK, 6.5% 11/25/22	5,413,000	5,681,203
Series 1994-27 Class PJ, 6.5% 6/25/23	2,000,000	2,065,650
Series 2001-62 Class PF, 6.5% 6/25/26	2,000,000	2,034,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae: - continued
sequential pay Series 1999-37 Class E, 6.75% 3/25/25	$ 2,235,958	$ 2,284,325
Freddie Mac:
REMIC planned amortization class:
Series 1141 Class G, 9% 9/15/21	736,657	792,731
Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,228,225
Series 1714 Class H, 6.75% 5/15/23	5,000,000	5,265,351
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,686,238
Series 1948 Class PG, 6.15% 11/15/25	3,827,454	3,916,024
Series 2206 Class PA, 7.5% 11/15/21	5,466,653	5,679,849
Series 2279 Class PE, 6.5% 5/15/14	6,497,000	6,647,977
Series 2396 Class PX, 6% 6/15/27	10,000,000	10,294,340
sequential pay:
Series 1974 Class Z, 7% 8/15/20	2,897,655	3,067,221
Series 2248 Class A, 7.5% 5/15/28	2,889,518	2,968,452
Series 2250 Class A, 7% 12/15/27	5,646,180	5,719,519
Series 2355 Class AE, 6% 9/15/31	14,284,716	14,618,956
Series 2368:
Class ZA, 6.5% 3/15/31	429,739	423,293
Class ZB, 6% 10/15/31	1,368,268	1,353,730
Government National Mortgage Association sequential pay Series 2000-12 Class B, 7.5% 12/16/28	5,009,981	5,264,009
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $85,006,736)		86,210,006
Cash Equivalents - 1.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $7,983,000)	$ 7,983,428	7,983,000
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $592,387,054)		598,915,833
NET OTHER ASSETS - (2.5)%		(14,877,981)
NET ASSETS - 100%		$ 584,037,852
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,863,750 or 0.5% of net assets.

(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $956,255,926 and $922,305,522, respectively.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $592,829,412. Net unrealized appreciation aggregated $6,086,421, of which $7,551,657 related to appreciated investment securities and $1,465,236 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $8,722,000 of which $482,000 and $8,240,000 will expire on October 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $7,983,000) (cost $592,387,054) - See accompanying schedule		$ 598,915,833
Commitment to sell securities on a delayed delivery basis	$ (20,414,714)
Receivable for securities sold on a delayed delivery basis	20,178,417	(236,297)
Receivable for investments sold, regular delivery		26,593,746
Cash		961
Receivable for fund shares sold		1,300,250
Interest receivable		8,394,773
Total assets		634,969,266
Liabilities
Payable for investments purchased
Regular delivery	$ 21,093,389
Delayed delivery	26,818,583
Payable for fund shares redeemed	2,113,009
Distributions payable	310,685
Accrued management fee	207,040
Distribution fees payable	237,801
Other payables and accrued expenses	150,907
Total liabilities		50,931,414
Net Assets		$ 584,037,852
Net Assets consist of:
Paid in capital		$ 586,319,337
Distributions in excess of net investment income		(93,046)
Accumulated undistributed net realized gain (loss) on investments		(8,480,921)
Net unrealized appreciation (depreciation) on investments		6,292,482
Net Assets		$ 584,037,852

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($48,084,072 ÷ 4,903,899 shares)	$ 9.81
Maximum offering price per share (100/95.25 of $9.81)	$ 10.30
Class T: Net Asset Value and redemption price per share ($269,130,396 ÷ 27,465,532 shares)	$ 9.80
Maximum offering price per share (100/96.50 of $9.80)	$ 10.16
Class B: Net Asset Value and offering price per share ($151,526,292 ÷ 15,478,866 shares) A	$ 9.79
Class C: Net Asset Value and offering price per share ($74,091,769 ÷ 7,562,819 shares) A	$ 9.80
Institutional Class: Net Asset Value, offering price and redemption price per share ($41,205,323 ÷ 4,222,767 shares)	$ 9.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 14,577,031
Security lending		12,691
Total income		14,589,722
Expenses
Management fee	$ 1,250,000
Transfer agent fees	546,876
Distribution fees	1,451,527
Accounting and security lending fees	79,913
Non-interested trustees' compensation	900
Custodian fees and expenses	15,618
Registration fees	62,432
Audit	12,338
Legal	5,135
Miscellaneous	59,297
Total expenses before reductions	3,484,036
Expense reductions	(1,725)	3,482,311
Net investment income (loss)		11,107,411
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,509,512
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,788,669)
Delayed delivery commitments	27,393
Total change in net unrealized appreciation (depreciation)		(21,761,276)
Net gain (loss)		(19,251,764)
Net increase (decrease) in net assets resulting from operations		$ (8,144,353)

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,107,411	$ 23,973,826
Net realized gain (loss)	2,509,512	8,548,527
Change in net unrealized appreciation (depreciation)	(21,761,276)	26,224,360
Net increase (decrease) in net assets resulting from operations	(8,144,353)	58,746,713
Distributions to shareholders from net investment income	(11,990,666)	(24,322,015)
Share transactions - net increase (decrease)	(5,997,934)	249,019,791
Total increase (decrease) in net assets	(26,132,953)	283,444,489
Net Assets
Beginning of period	610,170,805	326,726,316
End of period (including distributions in excess of net investment income of $(93,046) and undistributed net investment income of $790,209, respectively)	$ 584,037,852	$ 610,170,805

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.140	$ 9.420	$ 9.310	$ 10.020	$ 9.670	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.204 G	.546	.559	.545	.545	.552
Net realized and unrealized gain (loss)	(.316) G	.730	.115	(.696)	.368	.187
Total from investment operations	(.112)	1.276	.674	(.151)	.913	.739
Distributions from net investment income	(.218)	(.556)	(.564)	(.559)	(.563)	(.559)
Net asset value, end of period	$ 9.810	$ 10.140	$ 9.420	$ 9.310	$ 10.020	$ 9.670
Total Return B, C, D	(1.08)%	13.95%	7.53%	(1.53)%	9.74%	8.09%
Ratios to Average Net Assets F
Expenses before expense reductions	.84% A	.87%	.85%	.87%	1.24%	4.98%
Expenses net of voluntary waivers, if any	.84% A	.87%	.85%	.87%	.90%	.90%
Expenses net of all reductions	.84% A	.86%	.85%	.87%	.90%	.90%
Net investment income (loss)	4.19% A, G	5.61%	6.02%	5.73%	5.65%	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,084	$ 43,205	$ 15,053	$ 15,273	$ 7,884	$ 1,582
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.86%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.670	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.198 G	.535	.549	.541	.546	.558
Net realized and unrealized gain (loss)	(.315) G	.731	.114	(.710)	.351	.171
Total from investment operations	(.117)	1.266	.663	(.169)	.897	.729
Distributions from net investment income	(.213)	(.546)	(.553)	(.551)	(.547)	(.549)
Net asset value, end of period	$ 9.800	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.670
Total Return B, C, D	(1.14)%	13.86%	7.41%	(1.71)%	9.56%	7.97%
Ratios to Average Net Assets F
Expenses before expense reductions	.97% A	.96%	.95%	.96%	1.01%	1.03%
Expenses net of voluntary waivers, if any	.97% A	.96%	.95%	.96%	1.00%	1.00%
Expenses net of all reductions	.96% A	.96%	.95%	.95%	1.00%	1.00%
Net investment income (loss)	4.07% A, G	5.52%	5.92%	5.65%	5.59%	5.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,130	$ 293,105	$ 182,049	$ 215,089	$ 212,933	$ 144,948
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.120	$ 9.410	$ 9.300	$ 10.010	$ 9.660	$ 9.490
Income from Investment Operations
Net investment income (loss) E	.167 G	.474	.490	.479	.475	.494
Net realized and unrealized gain (loss)	(.316) G	.720	.114	(.699)	.359	.166
Total from investment operations	(.149)	1.194	.604	(.220)	.834	.660
Distributions from net investment income	(.181)	(.484)	(.494)	(.490)	(.484)	(.490)
Net asset value, end of period	$ 9.790	$ 10.120	$ 9.410	$ 9.300	$ 10.010	$ 9.660
Total Return B, C, D	(1.45)%	13.03%	6.73%	(2.24)%	8.87%	7.20%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61% A	1.60%	1.59%	1.59%	1.69%	1.73%
Expenses net of voluntary waivers, if any	1.61% A	1.60%	1.59%	1.59%	1.65%	1.65%
Expenses net of all reductions	1.61% A	1.60%	1.59%	1.59%	1.65%	1.65%
Net investment income (loss)	3.43% A, G	4.88%	5.28%	5.01%	4.92%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,526	$ 158,864	$ 77,424	$ 94,871	$ 74,073	$ 18,782
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.10%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.130	$ 9.410	$ 9.300	$ 10.020	$ 9.640
Income from Investment Operations
Net investment income (loss) E	.163 H	.468	.482	.468	.450
Net realized and unrealized gain (loss)	(.315) H	.729	.115	(.708)	.398
Total from investment operations	(.152)	1.197	.597	(.240)	.848
Distributions from net investment income	(.178)	(.477)	(.487)	(.480)	(.468)
Net asset value, end of period	$ 9.800	$ 10.130	$ 9.410	$ 9.300	$ 10.020
Total Return B, C, D	(1.49)%	13.05%	6.64%	(2.43)%	9.02%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68% A	1.67%	1.67%	1.69%	2.19% A
Expenses net of voluntary waivers, if any	1.68% A	1.67%	1.67%	1.69%	1.75% A
Expenses net of all reductions	1.68% A	1.67%	1.67%	1.69%	1.75% A
Net investment income (loss)	3.36% A, H	4.81%	5.20%	4.91%	4.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,092	$ 87,214	$ 30,133	$ 35,652	$ 14,954
Portfolio turnover rate	336% A	260%	155%	174%	243%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 4.03%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.090	$ 9.380	$ 9.270	$ 10.000	$ 9.650	$ 9.480
Income from Investment Operations
Net investment income (loss) D	.209 F	.560	.572	.567	.570	.580
Net realized and unrealized gain (loss)	(.314) F	.723	.118	(.720)	.352	.165
Total from investment operations	(.105)	1.283	.690	(.153)	.922	.745
Distributions from net investment income	(.225)	(.573)	(.580)	(.577)	(.572)	(.575)
Net asset value, end of period	$ 9.760	$ 10.090	$ 9.380	$ 9.270	$ 10.000	$ 9.650
Total Return B, C	(1.01)%	14.11%	7.75%	(1.55)%	9.86%	8.18%
Ratios to Average Net Assets E
Expenses before expense reductions	.70% A	.69%	.66%	.68%	.75%	.78%
Expenses net of voluntary waivers, if any	.70% A	.69%	.66%	.68%	.75%	.75%
Expenses net of all reductions	.70% A	.69%	.66%	.68%	.75%	.75%
Net investment income (loss)	4.33% A, F	5.79%	6.20%	5.92%	5.84%	6.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,205	$ 27,782	$ 22,067	$ 22,636	$ 25,582	$ 20,366
Portfolio turnover rate	336% A	260%	155%	174%	243%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.033 and increase net realized and unrealized gain (loss) per share by $.033. Without this change the ratio of net investment income (loss) to average net assets would have been 5.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,622,604 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income by $1,939,928; increase net unrealized appreciation/depreciation by $911,190; and increase net realized gain (loss) by $1,028,738. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 34,170	$ 348
Class T	0%	.25%	343,874	4,166
Class B	.65%	.25%	685,239	496,627
Class C	.75%	.25%	388,244	128,996
			$ 1,451,527	$ 630,137

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 120,966	$ 30,246
Class T	77,451	23,152
Class B	282,429	282,429 *
Class C	32,425	32,425 *
	$ 513,271	$ 368,252

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 40,613	.18*
Class T	272,703	.20*
Class B	140,303	.19*
Class C	61,521	.16*
Institutional Class	31,736	.19*
	$ 546,876

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,725.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 1,014,151	$ 1,686,169
Class T	5,979,764	13,061,555
Class B	2,816,713	5,294,734
Class C	1,407,428	2,864,072
Institutional Class	772,610	1,415,485
Total	$ 11,990,666	$ 24,322,015

Semiannual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	4,605,179	5,000,012	$ 45,210,567	$ 48,661,133
Reinvestment of distributions	84,198	141,801	823,896	1,383,509
Shares redeemed	(4,047,105)	(2,478,556)	(39,729,960)	(24,130,915)
Net increase (decrease)	642,272	2,663,257	$ 6,304,503	$ 25,913,727
Class T
Shares sold	6,243,434	24,061,317	$ 61,239,116	$ 233,534,981
Reinvestment of distributions	552,934	1,189,323	5,408,484	11,583,130
Shares redeemed	(8,260,466)	(15,659,487)	(80,924,173)	(151,799,098)
Net increase (decrease)	(1,464,098)	9,591,153	$ (14,276,573)	$ 93,319,013
Class B
Shares sold	3,240,369	11,815,893	$ 31,773,322	$ 115,194,985
Reinvestment of distributions	213,705	396,157	2,087,843	3,857,851
Shares redeemed	(3,670,736)	(4,748,526)	(35,936,534)	(46,056,337)
Net increase (decrease)	(216,662)	7,463,524	$ (2,075,369)	$ 72,996,499
Class C
Shares sold	1,941,074	8,455,486	$ 19,083,132	$ 82,457,405
Reinvestment of distributions	92,690	207,496	906,621	2,023,049
Shares redeemed	(3,080,836)	(3,254,686)	(30,219,719)	(31,625,191)
Net increase (decrease)	(1,047,072)	5,408,296	$ (10,229,966)	$ 52,855,263
Institutional Class
Shares sold	2,494,156	1,123,843	$ 24,299,308	$ 10,936,386
Reinvestment of distributions	69,669	123,278	678,342	1,194,807
Shares redeemed	(1,094,461)	(846,973)	(10,698,179)	(8,195,904)
Net increase (decrease)	1,469,364	400,148	$ 14,279,471	$ 3,935,289

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)

AGOVI-SANN-0602 157026
1.703568.104

Fidelity® Advisor

Mortgage Securities
Fund - Class A, Class T, Class B
and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on March 3, 1997. Class A shares bear a 0.15% 12b-1 fee. Returns prior to March 3, 1997 are those of Initial Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Mortgage Securities - CL A	1.71%	8.08%	41.40%	101.71%
Fidelity Adv Mortgage Securities - CL A (incl. 4.75% sales charge)	-3.12%	2.95%	34.69%	92.13%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Class A's performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL A	8.08%	7.17%	7.27%
Fidelity Adv Mortgage Securities - CL A (incl. 4.75% sales charge)	2.95%	6.14%	6.75%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Class A on April 30, 1992, and the current 4.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,213 - a 92.13% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,				March 3, 1997 (commencement of sale of Class A shares) to October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.61%	6.55%	7.01%	5.98%	5.92%	4.18%
Capital returns	-0.90%	5.60%	0.48%	-3.05%	-0.27%	2.53%
Total returns	1.71%	12.15%	7.49%	2.93%	5.65%	6.71%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.53¢	28.46¢	58.95¢
Annualized dividend rate	5.03%	5.25%	5.40%
30-day annualized yield	4.79%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.95 over the past one month, $10.94 over the past six months, and $10.91 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on March 3, 1997. Class T shares bear a 0.25% 12b-1 fee. Returns prior to March 3, 1997 are those of Initial Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL T	1.56%	7.93%	40.75%	100.75%
Fidelity Adv Mortgage Securities - CL T (incl. 3.50% sales charge)	-1.99%	4.15%	35.83%	93.72%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Class T's performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL T	7.93%	7.08%	7.22%
Fidelity Adv Mortgage Securities - CL T (incl. 3.50% sales charge)	4.15%	6.32%	6.84%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class T on April 30, 1992, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,372 - a 93.72% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,				March 3, 1997 (commencement of sale of Class T shares) to October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.55%	6.40%	6.85%	5.87%	5.87%	4.12%
Capital returns	-0.99%	5.69%	0.57%	-3.05%	-0.27%	2.53%
Total returns	1.56%	12.09%	7.42%	2.82%	5.60%	6.65%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.44¢	27.89¢	57.53¢
Annualized dividend rate	4.93%	5.14%	5.27%
30-day annualized yield	4.75%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.96 over the past one month, $10.95 over the past six months, and $10.92 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Initial Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B's contingent deferred sales charges included in the past six months, past one year, past five year and past 10 year total return figures are 5%, 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL B	1.33%	7.27%	36.33%	94.25%
Fidelity Adv Mortgage Securities - CL B (incl. contingent deferred sales charge)	-3.63%	2.27%	34.33%	94.25%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Class B's performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL B	7.27%	6.39%	6.86%
Fidelity Adv Mortgage Securities - CL B (incl. contingent deferred sales charge)	2.27%	6.08%	6.86%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class B on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,425 - a 94.25% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,				March 3, 1997 (commencement of sale of Class B shares) to October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.23%	5.72%	6.22%	5.25%	5.19%	3.66%
Capital returns	-0.90%	5.60%	0.48%	-2.96%	- 0.37%	2.52%
Total returns	1.33%	11.32%	6.70%	2.29%	4.82%	6.18%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.85¢	24.36¢	50.74¢
Annualized dividend rate	4.28%	4.49%	4.65%
30-day annualized yield	4.28%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.95 over the past one month, $10.94 over the past six months, and $10.91 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on August 16, 2001. Class C shares bear a 1.00% 12b-1 fee. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Initial Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C's contingent deferred sales charges included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL C	1.32%	7.15%	36.17%	94.02%
Fidelity Adv Mortgage Securities - CL C (incl. contingent deferred sales charge)	0.33%	6.15%	36.17%	94.02%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Class C's performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL C	7.15%	6.37%	6.85%
Fidelity Adv Mortgage Securities - CL C (incl. contingent deferred sales charge)	6.15%	6.37%	6.85%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class C on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,402 - a 94.02% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	August 16, 2001 (commencement of sale of Class C shares) to October 31,
	2002	2001
Dividend returns	2.13%	1.29%
Capital returns	-0.81%	1.93%
Total returns	1.32%	3.22%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Life of class
Dividends per share	3.77¢	23.27¢	37.23¢
Annualized dividend rate	4.19%	4.30%	4.83%
30-day annualized yield	4.19%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.94 over the past one month, $10.93 over the past six months, and $10.96 over the life of the class, you can compare the class' income over these periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the six months ending April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 1.71%, 1.56%, 1.33% and 1.32%, respectively. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For the 12 months ending April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 8.08%, 7.93%, 7.27% and 7.15%, respectively, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

A. For the six months ending April 30, 2002, the fund's Initial Class shares returned 1.71%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For 12 months ending April 30, 2002, the fund's Initial Class shares returned 8.17%, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

Q. Mortgage securities performed well compared to other fixed-income investments, such as Treasury, agency and corporate bonds, during the past six months. What accounted for their relatively strong returns?

A. The key factor was a shift in expectations about the economy and interest rates. Throughout the period, there was a growing sense that the economy was poised to rebound. Hopes for a better economy translated into fears that interest rate hikes were in the offing. In response to signs of economic strength, the Federal Reserve Board kept rates unchanged. Furthermore, the Fed moved to a "neutral" policy position in March, saying the risk of inflation equaled the risk of further economic weakness. Many bond investors viewed that statement as an indication that the Fed would soon raise rates. Higher interest rates - or even the threat of them - typically act as a brake on mortgage refinancing and remove some of the prepayment pressure on mortgage securities. Investors typically dislike a larger-than-normal wave of prepayment because it potentially forces them to reinvest the proceeds at lower interest rates. As prepayment fears receded, mortgage securities gathered steam.

Q. What factors helped the fund outpace its peer group and keep pace with its benchmark during the past six months?

A. The fund's stake in collateralized mortgage obligations (CMOs) helped. These bonds are somewhat complex securities that allow cash flows to be directed so that different classes of securities with different maturities can be created. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding, less interest rate sensitive alternatives to U.S. Treasuries. At the same time, concerns about corporate accounting practices and bankruptcies fostered a sense of risk aversion and growing demand for less risky segments of the bond market. CMOs were one of the main beneficiaries of these developments. Commercial mortgage-backed securities (CMBS) - which are pools of mortgages on commercial properties - also contributed to the fund's performance.

Q. In terms of pass-throughs, what choices did you make?

A. There weren't a lot of choices to be made. The vast majority of the fund's pass-through investments - where homeowners' principal and interest payment pass from the originator of a loan through a government agency or investment bank to investors, net of service charges - were concentrated in securities with coupons between 6% and 8% and issued by the Federal National Mortgage Association (Fannie Mae). Most mortgages with interest rates above 8% were retired due to refinancing. The lower coupons offered some protection against prepayment and, as such, performed best when prepayment fears were at their worst. The higher coupons provided extra yield for the fund.

Semiannual Report

Q. Were there any disappointments?

A. Although they weren't a big disappointment on an absolute basis, the fund's stake in securities issued by the Government National Mortgage Association (Ginnie Mae) somewhat lagged their Fannie Mae counterparts. Although the reasons why they lagged were quite technical, it really came down to an abundance of supply.

Q. What's your outlook?

A. Given that mortgage securities offer attractive values at current levels, with yields well in excess of U.S. Treasury and U.S. government agency securities, I'm optimistic about the prospects for the mortgage market. To the extent that investors seek out high-quality securities with yields exceeding Treasuries, mortgage securities should benefit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of April 30, 2002, more than $695 million

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on various types of mortgage-backed securities:

"There are several types of bonds that make up the mortgage securities market. The most common are pass-through securities, such as those issued by Fannie Mae, Ginnie Mae and Freddie Mac. These securities represent an ownership interest in residential mortgage loans used to finance a borrower's purchase of a home. Instead of maintaining a strict focus on these securities, I look for options among bonds that provide more predictable cash flows and/or higher yields. At times, I choose collateralized mortgage obligations (CMOs). While somewhat similar to pass-through securities, they are different in that they allow cash flows to be directed so that other classes of securities with different maturities and coupons can be created in what's known as a ´tranche.' Each CMO has two or more tranches, each having average lives and cash-flow patterns designed to meet specific investment objectives. I also invest in commercial mortgage-backed securities (CMBS). These are securities made up of mortgages on commercial - rather than residential - properties and often come with provisions that curtail the mortgage holder's ability to refinance. For that reason, CMBS generally provide protection against falling interest rates."

Note to shareholders: Effective June 3, 2002, Fidelity Advisor Mortgage Securities Fund - Initial Class will change its name to Fidelity Mortgage Securities Fund.

Semiannual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.2	0.3
Less than 2%	1.5	0.9
2 - 2.99%	8.1	5.5
3 - 3.99%	2.5	2.4
4 - 4.99%	0.9	4.4
5 - 5.99%	10.1	1.8
6 - 6.99%	24.1	33.7
7 - 7.99%	41.3	42.3
8 - 8.99%	5.7	5.3
9% and over	3.6	1.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	4.4	4.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.1	2.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002*		As of October 31, 2001**
	Corporate Bonds 3.4%		Corporate Bonds 4.7%
	Mortgage Securities 64.6%		Mortgage Securities 70.2%
	CMOs and Other Mortgage Related Securities 31.5%		CMOs and Other Mortgage Related Securities 33.6%
	U.S. Government and Government Agency Obligations 0.2%		U.S. Government and Government Agency Obligations 0.3%
	Asset-Backed Securities 12.5%		Asset-Backed Securities 6.6%
	Short-Term Investments and Net Other Assets*** (12.2)%		Short-Term Investments and Net Other Assets*** (15.4)%
* Foreign investments	0.3%	** Foreign investments	0.6%

***Short-term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 64.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 34.1%
5.5% 12/1/31 to 4/1/32	$ 48,699,788	$ 46,617,617
5.5% 5/1/32 (c)	10,000,000	9,584,375
6% 2/1/14 to 6/1/29	2,231,699	2,237,989
6.5% 12/1/23 to 11/1/31 (d)	42,523,205	43,283,154
6.5% 5/1/32 (c)	32,397,994	32,782,720
7% 3/1/17 to 5/1/30 (d)	36,090,065	37,502,640
7% 5/1/32 (c)	37,713,804	38,904,146
7.5% 3/1/22 to 8/1/31	9,976,737	10,448,931
8% 9/1/07 to 12/1/29	1,649,383	1,751,774
8.25% 1/1/13	27,751	29,228
8.5% 1/1/16 to 7/1/31	6,460,384	6,866,714
8.75% 11/1/08	27,682	29,242
9% 1/1/08 to 10/1/30	4,650,751	4,980,436
9.5% 5/1/03 to 8/1/22	978,332	1,051,325
11% 8/1/10	588,800	656,243
12.25% 5/1/13 to 5/1/15	85,175	97,667
12.5% 8/1/15 to 3/1/16	176,755	203,598
12.75% 10/1/14 to 6/1/15	26,603	29,525
13.5% 9/1/14 to 12/1/14	39,906	46,813
14% 11/1/14	39,390	46,626
		237,150,763
Freddie Mac - 9.9%
5.5% 3/1/29 to 2/1/32	16,999,993	16,266,261
6% 2/1/29 to 7/1/29	3,565,720	3,550,627
6.5% 1/1/24 to 9/1/24	14,933,402	15,289,553
7% 5/1/32 (c)	16,600,272	17,124,218
7.5% 6/1/26 to 12/1/30	10,629,491	11,118,404
8% 10/1/07 to 4/1/21	321,883	343,301
8.5% 11/1/03 to 9/1/20	793,013	854,505
9% 9/1/08 to 5/1/21	2,186,928	2,389,504
10% 1/1/09 to 5/1/19	665,676	740,200
10.5% 8/1/10 to 2/1/16	54,982	61,004
11.5% 4/1/12	29,498	33,135
12.25% 6/1/14 to 7/1/15	83,120	95,584
12.5% 5/1/12 to 12/1/14	307,344	354,165
12.75% 6/1/05 to 3/1/15	39,721	44,212
13% 10/1/13 to 6/1/15	638,112	739,446
		69,004,119
Government National Mortgage Association - 20.6%
6.5% 5/15/28 to 4/20/32	18,951,404	19,260,822
7% 1/15/26 to 1/15/32	53,372,591	55,189,869
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
7% 5/1/32 (c)	$ 15,000,000	$ 15,496,875
7.5% 7/15/05 to 12/15/31	36,461,084	38,380,921
8% 2/15/06 to 12/15/25	4,742,877	5,070,959
8.5% 7/15/16 to 10/15/28	8,344,281	9,049,537
9% 9/20/16 to 4/20/18	40,653	44,320
9.5% 12/15/24	45,626	50,680
10.5% 6/15/04 to 2/20/18	214,968	242,212
13% 10/15/13	36,255	42,625
13.5% 7/15/11 to 10/15/14	29,143	34,303
		142,863,123
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $439,925,307)		449,018,005
Asset-Backed Securities - 4.7%

ABSC Nims Trust:
7% 12/17/31 (b)	2,655,387	2,607,258
7.25% 4/15/31 (b)	225,434	223,461
AQ Finance Nim Trust 9.5% 8/15/31 (b)	1,648,394	1,639,114
CDC Mortgage Capital Trust 10% 1/25/32 (b)	6,701,224	6,701,224
CSFB Nims Trust:
8% 3/27/32	2,680,341	2,626,735
8% 5/25/32 (b)	2,242,019	2,163,548
8% 7/27/32 (b)	2,700,000	2,646,000
8% 8/27/32	485,000	475,300
8.5% 3/27/31 (b)	677,219	669,600
9% 11/27/30 (b)	334,203	330,778
IndyMac Nim Trust:
7% 12/1/08 (b)	1,526,982	1,470,674
9.25% 8/26/31 (b)(e)	1,640,248	1,656,138
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	1,040,020	1,032,870
12.75% 10/25/31 (b)	3,584,209	3,611,090
Option One Mortgage Securities Corp. 9.66% 9/26/31 (b)	1,695,963	1,694,369
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	2,923,661	2,900,196
TOTAL ASSET-BACKED SECURITIES (Cost $32,469,490)		32,448,355
Collateralized Mortgage Obligations - 10.7%
	Principal Amount	Value (Note 1)
Private Sponsor - 4.3%
CS First Boston Mortgage Securities Corp.: sequential pay Series 2001-26 Class 3A1, 7.5% 10/1/31	$ 14,242,100	$ 14,749,474
Series 2002-15R, 7.03% 5/25/32	6,000,000	5,851,172
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,080,760
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	5,330,797	5,353,720
TOTAL PRIVATE SPONSOR		30,035,126
U.S. Government Agency - 6.4%
Fannie Mae REMIC planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,140,457
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,032,925
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	11,570,000	12,030,367
Series 70 Class C, 9% 9/15/20	918,067	976,207
Series 1658 Class GZ, 7% 1/15/24	5,406,920	5,686,203
Series 2368 Class ZA, 6.5% 3/15/31	429,739	423,293
Series 2386 Class ZB, 5.5% 12/15/16	780,417	713,145
Series 2424 Class CZ, 6.5% 9/15/30	1,487,552	1,465,238
Series 2439 Class ZK, 6.5% 4/15/30	3,000,000	2,909,063
TOTAL U.S. GOVERNMENT AGENCY		44,376,898
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $71,942,577)		74,412,024
Commercial Mortgage Securities - 16.0%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.6609% 2/14/43 (a)(e)	44,939,675	3,384,519
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0911% 4/15/36 (a)(e)	102,294,178	6,705,056
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(e)	5,000,000	5,000,000
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.8042% 8/15/31 (e)	5,000,000	5,325,000
COMM floater Series 2001-FL5A:
Class D, 3.0793% 11/15/13 (b)(e)	9,000,000	8,991,563
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater Series 2001-FL5A: - continued
Class E, 3.0793% 11/15/13 (b)(e)	$ 5,000,000	$ 4,976,563
CS First Boston Mortgage Securities Corp.:
floater Series 2001-TFLA Class G, 0% 12/15/11 (b)(e)	2,065,000	1,930,775
Series 1997-C2 Class D, 7.27% 1/17/35	6,180,000	6,347,286
Series 1998-C1 Class D, 7.17% 1/17/12	14,500,000	14,496,549
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	15,200,000	14,639,500
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (b)	5,000,000	4,950,000
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (b)	2,088,656	2,057,979
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	1,600,000	1,546,500
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (e)	7,366,226	7,313,281
Structured Asset Securities Corp.:
Series 1992-M1 Class C, 7.05% 11/25/02	3,192,522	3,199,506
Series 1995-C1 Class E, 7.375% 9/25/24 (b)	1,329,530	1,362,612
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/07 (b)	18,200,000	18,939,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,032,312)		111,166,064
Fixed-Income Funds - 18.6%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $130,000,005)	13,004,514	129,394,914
Cash Equivalents - 1.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02	$ 2,086,112	$ 2,086,000
(U.S. Treasury Obligations), in a joint trading account at 1.7%, dated 4/30/02 due 5/1/02	7,893,373	7,893,000
TOTAL CASH EQUIVALENTS (Cost $9,979,000)		9,979,000
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $794,348,691)		806,418,362
NET OTHER ASSETS - (16.0)%		(111,186,367)
NET ASSETS - 100%		$ 695,231,995
Legend
(a) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $77,555,187 or 11.2% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,105,225,108 and $1,022,128,289, respectively, of which long-term U.S. government and government agency obligations aggregated $970,737,831 and $935,381,002, respectively.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $794,502,976. Net unrealized appreciation aggregated $11,915,386, of which $13,336,582 related to appreciated investment securities and $1,421,196 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $1,948,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $9,979,000) (cost $794,348,691) - See accompanying schedule		$ 806,418,362
Commitment to sell securities on a delayed delivery basis	$ (21,873,438)
Receivable for securities sold on a delayed delivery basis	21,858,593	(14,845)
Receivable for investments sold, regular delivery		4,460,991
Receivable for fund shares sold		5,031,245
Interest receivable		3,410,331
Total assets		819,306,084
Liabilities
Payable to custodian bank	2,531
Payable for investments purchased Regular delivery	8,980,753
Delayed delivery	113,223,625
Payable for fund shares redeemed	899,042
Distributions payable	456,015
Accrued management fee	240,370
Distribution fees payable	102,054
Other payables and accrued expenses	169,699
Total liabilities		124,074,089
Net Assets		$ 695,231,995
Net Assets consist of:
Paid in capital		$ 682,564,453
Undistributed net investment income		627,547
Accumulated undistributed net realized gain (loss) on investments		(14,831)
Net unrealized appreciation (depreciation) on investments		12,054,826
Net Assets		$ 695,231,995

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,823,360 ÷ 2,888,375 shares)	$ 11.02
Maximum offering price per share (100/95.25 of $11.02)	$ 11.57
Class T: Net Asset Value and redemption price per share ($120,749,733 ÷ 10,948,000 shares)	$ 11.03
Maximum offering price per share (100/96.50 of $11.03)	$ 11.43
Class B: Net Asset Value and offering price per share ($80,641,438 ÷ 7,320,949 shares) A	$ 11.02
Initial Class: Net Asset Value, offering price and redemption price per share ($437,261,436 ÷ 39,631,773 shares)	$ 11.03
Class C: Net Asset Value and offering price per share ($17,860,142 ÷ 1,622,813 shares) A	$ 11.01
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,895,886 ÷ 626,437 shares)	$ 11.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 19,341,158
Expenses
Management fee	$ 1,372,197
Transfer agent fees	501,680
Distribution fees	506,055
Accounting fees and expenses	94,516
Non-interested trustees' compensation	573
Custodian fees and expenses	43,799
Registration fees	89,255
Audit	30,678
Legal	5,395
Miscellaneous	35,592
Total expenses before reductions	2,679,740
Expense reductions	(3,850)	2,675,890
Net investment income (loss)		16,665,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,340,835
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,953,832)
Delayed delivery commitments	306,093
Total change in net unrealized appreciation (depreciation)		(6,647,739)
Net gain (loss)		(5,306,904)
Net increase (decrease) in net assets resulting from operations		$ 11,358,364

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,665,268	$ 31,239,386
Net realized gain (loss)	1,340,835	6,972,112
Change in net unrealized appreciation (depreciation)	(6,647,739)	22,898,795
Net increase (decrease) in net assets resulting from operations	11,358,364	61,110,293
Distributions to shareholders from net investment income	(16,682,040)	(31,956,858)
Share transactions - net increase (decrease)	82,401,631	122,975,969
Total increase (decrease) in net assets	77,077,955	152,129,404
Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $627,547 and undistributed net investment income of $644,319, respectively)	$ 695,231,995	$ 618,154,040

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.282 H	.630	.665	.646	.669	.170	.268
Net realized and unrealized gain (loss)	(.097) H	.613	.086	(.336)	(.061)	.048	.224
Total from investment operations	.185	1.243	.751	.310	.608	.218	.492
Distributions from net investment income	(.285)	(.653)	(.701)	(.640)	(.638)	(.168)	(.272)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.285)	(.653)	(.701)	(.790)	(.668)	(.248)	(.272)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.71%	12.15%	7.49%	2.93%	5.65%	2.00%	4.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.86% A	.85%	.88%	.99%	3.62%	3.04% A	3.84% A
Expenses net of voluntary waivers, if any	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Expenses net of all reductions	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Net investment income (loss)	5.22% A, H	5.86%	6.44%	6.09%	6.01%	6.18% A	6.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,823	$ 15,318	$ 4,610	$ 3,090	$ 1,865	$ 1,648	$ 1,586
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.19%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.277 H	.622	.653	.637	.665	.167	.255
Net realized and unrealized gain (loss)	(.108) H	.617	.092	(.338)	(.063)	.048	.233
Total from investment operations	.169	1.239	.745	.299	.602	.215	.488
Distributions from net investment income	(.279)	(.639)	(.685)	(.629)	(.632)	(.165)	(.268)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.279)	(.639)	(.685)	(.779)	(.662)	(.245)	(.268)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.56%	12.09%	7.42%	2.82%	5.60%	1.98%	4.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.97% A	.96%	1.00%	1.06%	1.34%	1.54% A	1.99% A
Expenses net of voluntary waivers, if any	.97% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Expenses net of all reductions	.96% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Net investment income (loss)	5.12% A, H	5.75%	6.33%	5.99%	6.05%	6.10% A	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,750	$ 106,167	$ 61,359	$ 29,052	$ 19,103	$ 14,649	$ 12,193
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.08%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.242 H	.551	.593	.567	.584	.142	.234
Net realized and unrealized gain (loss)	(.098) H	.611	.081	(.324)	(.064)	.065	.214
Total from investment operations	.144	1.162	.674	.243	.520	.207	.448
Distributions from net investment income	(.244)	(.572)	(.624)	(.563)	(.560)	(.147)	(.238)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.244)	(.572)	(.624)	(.713)	(.590)	(.227)	(.238)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040
Total Return B, C, D	1.33%	11.32%	6.70%	2.29%	4.82%	1.90%	4.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61% A	1.60%	1.60%	1.62%	2.21%	4.61% A	8.78% A
Expenses net of voluntary waivers, if any	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Expenses net of all reductions	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Net investment income (loss)	4.47% A, H	5.11%	5.73%	5.37%	5.37%	5.32% A	5.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,641	$ 57,034	$ 19,911	$ 19,101	$ 7,840	$ 1,587	$ 823
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Initial Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050	$ 10.780
Income from Investment Operations
Net investment income (loss) D	.294 G	.654	.690	.674	.700	.176	.678
Net realized and unrealized gain (loss)	(.109) G	.619	.078	(.342)	(.056)	.047	.391
Total from investment operations	.185	1.273	.768	.332	.644	.223	1.069
Distributions from net investment income	(.295)	(.673)	(.718)	(.662)	(.664)	(.173)	(.689)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	(.110)
Total distributions	(.295)	(.673)	(.718)	(.812)	(.694)	(.253)	(.799)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050
Total Return B, C	1.71%	12.44%	7.66%	3.14%	5.99%	2.05%	10.34%
Ratios to Average Net Assets F
Expenses before expense reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of voluntary waivers, if any	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of all reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Net investment income (loss)	5.41% A, G	6.04%	6.65%	6.29%	6.34%	6.36% A	6.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 437,261	$ 429,684	$ 371,107	$ 406,839	$ 459,212	$ 494,304	$ 506,113
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period ended July 31.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.38%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

	Six months ended April 30, 2002	Year ended October 31,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.100	$ 10.890
Income from Investment Operations
Net investment income (loss) E	.235 H	.112
Net realized and unrealized gain (loss)	(.092) H	.238
Total from investment operations	.143	.350
Distributions from net investment income	(.233)	(.140)
Net asset value, end of period	$ 11.010	$ 11.100
Total Return B, C, D	1.32%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.69% A	1.60% A
Expenses net of voluntary waivers, if any	1.69% A	1.60% A
Expenses net of all reductions	1.69% A	1.60% A
Net investment income (loss)	4.39% A, H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,860	$ 2,632
Portfolio turnover rate	340% A	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.36%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) D	.289 G	.644	.684	.669	.693	.172	.263
Net realized and unrealized gain (loss)	(.098) G	.610	.080	(.343)	(.063)	.050	.226
Total from investment operations	.191	1.254	.764	.326	.630	.222	.489
Distributions from net investment income	(.291)	(.664)	(.714)	(.656)	(.660)	(.172)	(.279)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.291)	(.664)	(.714)	(.806)	(.690)	(.252)	(.279)
Net asset value, end of period	$ 11.010	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040
Total Return B, C	1.76%	12.27%	7.64%	3.09%	5.86%	2.05%	4.59%
Ratios to Average Net Assets F
Expenses before expense reductions	.79% A	.76%	.73%	.75%	.86%	1.00% A	1.72% A
Expenses net of voluntary waivers, if any	.75% A	.75%	.73%	.75%	.75%	.75% A	.75% A
Expenses net of all reductions	.75% A	.75%	.72%	.75%	.75%	.75% A	.70% A
Net investment income (loss)	5.33% A, G	5.95%	6.60%	6.24%	6.30%	6.35% A	6.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,896	$ 7,319	$ 9,038	$ 15,422	$ 22,038	$ 19,718	$ 13,177
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees approved a change in the name of the Initial Class to Fidelity Mortgage Securities Fund. This change will be effective June 3, 2002. In connection with the name change, Fidelity Mortgage Securities Fund will re-open to new accounts.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income by $102,614; decrease net unrealized appreciation/depreciation by $100,215; and decrease net realized gain (loss) by $2,399. The Statement of Changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 16,024	$ 125
Class T	0%	.25%	139,767	7,480
Class B	.65%	.25%	298,217	215,937
Class C	.75%	.25%	52,047	39,921
			$ 506,055	$ 263,463

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C share redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 88,698	$ 40,604
Class T	63,231	24,148
Class B	86,495	86,495*
Class C	14,162	14,162*
	$ 252,586	$ 165,409

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets *
Class A	$ 19,164.18
Class T	104,105.19
Class B	58,647.18
Initial Class	302,904.14
Class C	8,100.16
Institutional Class	8,760.26
	$ 501,680

*Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,967,295 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Institutional Class	.75%	$ 1,032

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,818.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 545,408	$ 569,751
Class T	2,849,007	4,803,722
Class B	1,463,890	1,667,212
Initial Class	11,427,306	24,383,662
Class C	215,266	16,666
Institutional Class	181,163	515,845
Total	$ 16,682,040	$ 31,956,858

Semiannual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30, 2002	Year ended October 31, 2001	Six months ended April 30, 2002	Year ended October 31, 2001
Class A
Shares sold	1,866,362	1,254,368	$ 20,404,941	$ 13,575,707
Reinvestment of distributions	39,691	43,489	434,404	472,017
Shares redeemed	(394,978)	(358,531)	(4,319,300)	(3,890,592)
Net increase (decrease)	1,511,075	939,326	$ 16,520,045	$ 10,157,132
Class T
Shares sold	3,760,839	6,485,222	$ 41,170,439	$ 70,359,399
Reinvestment of distributions	191,027	286,369	2,092,917	3,112,228
Shares redeemed	(2,537,271)	(3,061,196)	(27,766,955)	(33,140,747)
Net increase (decrease)	1,414,595	3,710,395	$ 15,496,401	$ 40,330,880
Class B
Shares sold	3,009,697	4,074,059	$ 32,929,679	$ 44,286,610
Reinvestment of distributions	95,104	115,192	1,040,518	1,250,932
Shares redeemed	(912,772)	(951,993)	(9,955,431)	(10,296,177)
Net increase (decrease)	2,192,029	3,237,258	$ 24,014,766	$ 35,241,365
Initial Class
Shares sold	3,561,879	6,553,799	$ 39,028,659	$ 71,243,547
Reinvestment of distributions	868,530	1,841,815	9,517,999	19,990,172
Shares redeemed	(3,377,554)	(5,026,043)	(36,982,081)	(54,427,036)
Net increase (decrease)	1,052,855	3,369,571	$ 11,564,577	$ 36,806,683
Class C
Shares sold	1,573,364	294,122	$ 17,199,738	$ 3,235,086
Reinvestment of distributions	14,632	1,135	159,997	12,585
Shares redeemed	(202,238)	(58,202)	(2,204,653)	(640,751)
Net increase (decrease)	1,385,758	237,055	$ 15,155,082	$ 2,606,920
Institutional Class
Shares sold	165,163	253,313	$ 1,804,777	$ 2,738,052
Reinvestment of distributions	10,163	29,838	111,110	322,973
Shares redeemed	(207,448)	(483,679)	(2,265,127)	(5,228,036)
Net increase (decrease)	(32,122)	(200,528)	$ (349,240)	$ (2,167,011)

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

AMOR-SANN-0602 157205
1.703540.104

Fidelity® Advisor

Mortgage Securities
Fund - Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.

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Other third party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Initial Class, the original class of the fund. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Mortgage Securities - Inst CL	1.76%	8.20%	42.33%	103.08%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - Inst CL	8.20%	7.31%	7.34%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Mortgage Securities Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Institutional Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $20,308 - a 103.08% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,				March 3, 1997 (commencement of sale of Institutional Class shares) to October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.66%	6.66%	7.16%	6.14%	6.13%	4.30%
Capital returns	-0.90%	5.61%	0.48%	-3.05%	- 0.27%	2.43%
Total returns	1.76%	12.27%	7.64%	3.09%	5.86%	6.73%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.62¢	29.07¢	60.07¢
Annualized dividend rate	5.14%	5.36%	5.51%
30-day annualized yield	5.17%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.94 over the past one month, $10.93 over the past six months, and $10.90 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain class expenses, the yield would have been 5.16%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the six months ending April 30, 2002, the fund's Institutional Class shares returned 1.76%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For the 12 months ending April 30, 2002, the fund's Institutional Class shares returned 8.20%, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

A. For the six months ending April 30, 2002, the fund's Initial Class shares returned 1.71%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For 12 months ending April 30, 2002, the fund's Initial Class shares returned 8.17%, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

Q. Mortgage securities performed well compared to other fixed-income investments, such as Treasury, agency and corporate bonds, during the past six months. What accounted for their relatively strong returns?

A. The key factor was a shift in expectations about the economy and interest rates. Throughout the period, there was a growing sense that the economy was poised to rebound. Hopes for a better economy translated into fears that interest rate hikes were in the offing. In response to signs of economic strength, the Federal Reserve Board kept rates unchanged. Furthermore, the Fed moved to a "neutral" policy position in March, saying the risk of inflation equaled the risk of further economic weakness. Many bond investors viewed that statement as an indication that the Fed would soon raise rates. Higher interest rates - or even the threat of them - typically act as a brake on mortgage refinancing and remove some of the prepayment pressure on mortgage securities. Investors typically dislike a larger-than-normal wave of prepayment because it potentially forces them to reinvest the proceeds at lower interest rates. As prepayment fears receded, mortgage securities gathered steam.

Q. What factors helped the fund outpace its peer group and keep pace with its benchmark during the past six months?

A. The fund's stake in collateralized mortgage obligations (CMOs) helped. These bonds are somewhat complex securities that allow cash flows to be directed so that different classes of securities with different maturities can be created. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding, less interest rate sensitive alternatives to U.S. Treasuries. At the same time, concerns about corporate accounting practices and bankruptcies fostered a sense of risk aversion and growing demand for less risky segments of the bond market. CMOs were one of the main beneficiaries of these developments. Commercial mortgage-backed securities (CMBS) - which are pools of mortgages on commercial properties - also contributed to the fund's performance.

Q. In terms of pass-throughs, what choices did you make?

A. There weren't a lot of choices to be made. The vast majority of the fund's pass-through investments - where homeowners' principal and interest payment pass from the originator of a loan through a government agency or investment bank to investors, net of service charges - were concentrated in securities with coupons between 6% and 8% and issued by the Federal National Mortgage Association (Fannie Mae). Most mortgages with interest rates above 8% were retired due to refinancing. The lower coupons offered some protection against prepayment and, as such, performed best when prepayment fears were at their worst. The higher coupons provided extra yield for the fund.

Semiannual Report

Q. Were there any disappointments?

A. Although they weren't a big disappointment on an absolute basis, the fund's stake in securities issued by the Government National Mortgage Association (Ginnie Mae) somewhat lagged their Fannie Mae counterparts. Although the reasons why they lagged were quite technical, it really came down to an abundance of supply.

Q. What's your outlook?

A. Given that mortgage securities offer attractive values at current levels, with yields well in excess of U.S. Treasury and U.S. government agency securities, I'm optimistic about the prospects for the mortgage market. To the extent that investors seek out high-quality securities with yields exceeding Treasuries, mortgage securities should benefit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of April 30, 2002, more than $695 million

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on various types of mortgage-backed securities:

"There are several types of bonds that make up the mortgage securities market. The most common are pass-through securities, such as those issued by Fannie Mae, Ginnie Mae and Freddie Mac. These securities represent an ownership interest in residential mortgage loans used to finance a borrower's purchase of a home. Instead of maintaining a strict focus on these securities, I look for options among bonds that provide more predictable cash flows and/or higher yields. At times, I choose collateralized mortgage obligations (CMOs). While somewhat similar to pass-through securities, they are different in that they allow cash flows to be directed so that other classes of securities with different maturities and coupons can be created in what's known as a ´tranche.' Each CMO has two or more tranches, each having average lives and cash-flow patterns designed to meet specific investment objectives. I also invest in commercial mortgage-backed securities (CMBS). These are securities made up of mortgages on commercial - rather than residential - properties and often come with provisions that curtail the mortgage holder's ability to refinance. For that reason, CMBS generally provide protection against falling interest rates."

Note to shareholders: Effective June 3, 2002, Fidelity Advisor Mortgage Securities Fund - Initial Class will change its name to Fidelity Mortgage Securities Fund.

Semiannual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.2	0.3
Less than 2%	1.5	0.9
2 - 2.99%	8.1	5.5
3 - 3.99%	2.5	2.4
4 - 4.99%	0.9	4.4
5 - 5.99%	10.1	1.8
6 - 6.99%	24.1	33.7
7 - 7.99%	41.3	42.3
8 - 8.99%	5.7	5.3
9% and over	3.6	1.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	4.4	4.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.1	2.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002*		As of October 31, 2001**
	Corporate Bonds 3.4%		Corporate Bonds 4.7%
	Mortgage Securities 64.6%		Mortgage Securities 70.2%
	CMOs and Other Mortgage Related Securities 31.5%		CMOs and Other Mortgage Related Securities 33.6%
	U.S. Government and Government Agency Obligations 0.2%		U.S. Government and Government Agency Obligations 0.3%
	Asset-Backed Securities 12.5%		Asset-Backed Securities 6.6%
	Short-Term Investments and Net Other Assets*** (12.2)%		Short-Term Investments and Net Other Assets*** (15.4)%
* Foreign investments	0.3%	** Foreign investments	0.6%

***Short-term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 64.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 34.1%
5.5% 12/1/31 to 4/1/32	$ 48,699,788	$ 46,617,617
5.5% 5/1/32 (c)	10,000,000	9,584,375
6% 2/1/14 to 6/1/29	2,231,699	2,237,989
6.5% 12/1/23 to 11/1/31 (d)	42,523,205	43,283,154
6.5% 5/1/32 (c)	32,397,994	32,782,720
7% 3/1/17 to 5/1/30 (d)	36,090,065	37,502,640
7% 5/1/32 (c)	37,713,804	38,904,146
7.5% 3/1/22 to 8/1/31	9,976,737	10,448,931
8% 9/1/07 to 12/1/29	1,649,383	1,751,774
8.25% 1/1/13	27,751	29,228
8.5% 1/1/16 to 7/1/31	6,460,384	6,866,714
8.75% 11/1/08	27,682	29,242
9% 1/1/08 to 10/1/30	4,650,751	4,980,436
9.5% 5/1/03 to 8/1/22	978,332	1,051,325
11% 8/1/10	588,800	656,243
12.25% 5/1/13 to 5/1/15	85,175	97,667
12.5% 8/1/15 to 3/1/16	176,755	203,598
12.75% 10/1/14 to 6/1/15	26,603	29,525
13.5% 9/1/14 to 12/1/14	39,906	46,813
14% 11/1/14	39,390	46,626
		237,150,763
Freddie Mac - 9.9%
5.5% 3/1/29 to 2/1/32	16,999,993	16,266,261
6% 2/1/29 to 7/1/29	3,565,720	3,550,627
6.5% 1/1/24 to 9/1/24	14,933,402	15,289,553
7% 5/1/32 (c)	16,600,272	17,124,218
7.5% 6/1/26 to 12/1/30	10,629,491	11,118,404
8% 10/1/07 to 4/1/21	321,883	343,301
8.5% 11/1/03 to 9/1/20	793,013	854,505
9% 9/1/08 to 5/1/21	2,186,928	2,389,504
10% 1/1/09 to 5/1/19	665,676	740,200
10.5% 8/1/10 to 2/1/16	54,982	61,004
11.5% 4/1/12	29,498	33,135
12.25% 6/1/14 to 7/1/15	83,120	95,584
12.5% 5/1/12 to 12/1/14	307,344	354,165
12.75% 6/1/05 to 3/1/15	39,721	44,212
13% 10/1/13 to 6/1/15	638,112	739,446
		69,004,119
Government National Mortgage Association - 20.6%
6.5% 5/15/28 to 4/20/32	18,951,404	19,260,822
7% 1/15/26 to 1/15/32	53,372,591	55,189,869
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
7% 5/1/32 (c)	$ 15,000,000	$ 15,496,875
7.5% 7/15/05 to 12/15/31	36,461,084	38,380,921
8% 2/15/06 to 12/15/25	4,742,877	5,070,959
8.5% 7/15/16 to 10/15/28	8,344,281	9,049,537
9% 9/20/16 to 4/20/18	40,653	44,320
9.5% 12/15/24	45,626	50,680
10.5% 6/15/04 to 2/20/18	214,968	242,212
13% 10/15/13	36,255	42,625
13.5% 7/15/11 to 10/15/14	29,143	34,303
		142,863,123
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $439,925,307)		449,018,005
Asset-Backed Securities - 4.7%

ABSC Nims Trust:
7% 12/17/31 (b)	2,655,387	2,607,258
7.25% 4/15/31 (b)	225,434	223,461
AQ Finance Nim Trust 9.5% 8/15/31 (b)	1,648,394	1,639,114
CDC Mortgage Capital Trust 10% 1/25/32 (b)	6,701,224	6,701,224
CSFB Nims Trust:
8% 3/27/32	2,680,341	2,626,735
8% 5/25/32 (b)	2,242,019	2,163,548
8% 7/27/32 (b)	2,700,000	2,646,000
8% 8/27/32	485,000	475,300
8.5% 3/27/31 (b)	677,219	669,600
9% 11/27/30 (b)	334,203	330,778
IndyMac Nim Trust:
7% 12/1/08 (b)	1,526,982	1,470,674
9.25% 8/26/31 (b)(e)	1,640,248	1,656,138
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	1,040,020	1,032,870
12.75% 10/25/31 (b)	3,584,209	3,611,090
Option One Mortgage Securities Corp. 9.66% 9/26/31 (b)	1,695,963	1,694,369
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	2,923,661	2,900,196
TOTAL ASSET-BACKED SECURITIES (Cost $32,469,490)		32,448,355
Collateralized Mortgage Obligations - 10.7%
	Principal Amount	Value (Note 1)
Private Sponsor - 4.3%
CS First Boston Mortgage Securities Corp.: sequential pay Series 2001-26 Class 3A1, 7.5% 10/1/31	$ 14,242,100	$ 14,749,474
Series 2002-15R, 7.03% 5/25/32	6,000,000	5,851,172
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,080,760
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	5,330,797	5,353,720
TOTAL PRIVATE SPONSOR		30,035,126
U.S. Government Agency - 6.4%
Fannie Mae REMIC planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,140,457
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,032,925
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	11,570,000	12,030,367
Series 70 Class C, 9% 9/15/20	918,067	976,207
Series 1658 Class GZ, 7% 1/15/24	5,406,920	5,686,203
Series 2368 Class ZA, 6.5% 3/15/31	429,739	423,293
Series 2386 Class ZB, 5.5% 12/15/16	780,417	713,145
Series 2424 Class CZ, 6.5% 9/15/30	1,487,552	1,465,238
Series 2439 Class ZK, 6.5% 4/15/30	3,000,000	2,909,063
TOTAL U.S. GOVERNMENT AGENCY		44,376,898
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $71,942,577)		74,412,024
Commercial Mortgage Securities - 16.0%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.6609% 2/14/43 (a)(e)	44,939,675	3,384,519
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0911% 4/15/36 (a)(e)	102,294,178	6,705,056
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(e)	5,000,000	5,000,000
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.8042% 8/15/31 (e)	5,000,000	5,325,000
COMM floater Series 2001-FL5A:
Class D, 3.0793% 11/15/13 (b)(e)	9,000,000	8,991,563
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater Series 2001-FL5A: - continued
Class E, 3.0793% 11/15/13 (b)(e)	$ 5,000,000	$ 4,976,563
CS First Boston Mortgage Securities Corp.:
floater Series 2001-TFLA Class G, 0% 12/15/11 (b)(e)	2,065,000	1,930,775
Series 1997-C2 Class D, 7.27% 1/17/35	6,180,000	6,347,286
Series 1998-C1 Class D, 7.17% 1/17/12	14,500,000	14,496,549
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	15,200,000	14,639,500
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (b)	5,000,000	4,950,000
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (b)	2,088,656	2,057,979
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	1,600,000	1,546,500
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (e)	7,366,226	7,313,281
Structured Asset Securities Corp.:
Series 1992-M1 Class C, 7.05% 11/25/02	3,192,522	3,199,506
Series 1995-C1 Class E, 7.375% 9/25/24 (b)	1,329,530	1,362,612
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/07 (b)	18,200,000	18,939,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,032,312)		111,166,064
Fixed-Income Funds - 18.6%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $130,000,005)	13,004,514	129,394,914
Cash Equivalents - 1.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02	$ 2,086,112	$ 2,086,000
(U.S. Treasury Obligations), in a joint trading account at 1.7%, dated 4/30/02 due 5/1/02	7,893,373	7,893,000
TOTAL CASH EQUIVALENTS (Cost $9,979,000)		9,979,000
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $794,348,691)		806,418,362
NET OTHER ASSETS - (16.0)%		(111,186,367)
NET ASSETS - 100%		$ 695,231,995
Legend
(a) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $77,555,187 or 11.2% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,105,225,108 and $1,022,128,289, respectively, of which long-term U.S. government and government agency obligations aggregated $970,737,831 and $935,381,002, respectively.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $794,502,976. Net unrealized appreciation aggregated $11,915,386, of which $13,336,582 related to appreciated investment securities and $1,421,196 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $1,948,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $9,979,000) (cost $794,348,691) - See accompanying schedule		$ 806,418,362
Commitment to sell securities on a delayed delivery basis	$ (21,873,438)
Receivable for securities sold on a delayed delivery basis	21,858,593	(14,845)
Receivable for investments sold, regular delivery		4,460,991
Receivable for fund shares sold		5,031,245
Interest receivable		3,410,331
Total assets		819,306,084
Liabilities
Payable to custodian bank	2,531
Payable for investments purchased Regular delivery	8,980,753
Delayed delivery	113,223,625
Payable for fund shares redeemed	899,042
Distributions payable	456,015
Accrued management fee	240,370
Distribution fees payable	102,054
Other payables and accrued expenses	169,699
Total liabilities		124,074,089
Net Assets		$ 695,231,995
Net Assets consist of:
Paid in capital		$ 682,564,453
Undistributed net investment income		627,547
Accumulated undistributed net realized gain (loss) on investments		(14,831)
Net unrealized appreciation (depreciation) on investments		12,054,826
Net Assets		$ 695,231,995

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,823,360 ÷ 2,888,375 shares)	$ 11.02
Maximum offering price per share (100/95.25 of $11.02)	$ 11.57
Class T: Net Asset Value and redemption price per share ($120,749,733 ÷ 10,948,000 shares)	$ 11.03
Maximum offering price per share (100/96.50 of $11.03)	$ 11.43
Class B: Net Asset Value and offering price per share ($80,641,438 ÷ 7,320,949 shares) A	$ 11.02
Initial Class: Net Asset Value, offering price and redemption price per share ($437,261,436 ÷ 39,631,773 shares)	$ 11.03
Class C: Net Asset Value and offering price per share ($17,860,142 ÷ 1,622,813 shares) A	$ 11.01
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,895,886 ÷ 626,437 shares)	$ 11.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 19,341,158
Expenses
Management fee	$ 1,372,197
Transfer agent fees	501,680
Distribution fees	506,055
Accounting fees and expenses	94,516
Non-interested trustees' compensation	573
Custodian fees and expenses	43,799
Registration fees	89,255
Audit	30,678
Legal	5,395
Miscellaneous	35,592
Total expenses before reductions	2,679,740
Expense reductions	(3,850)	2,675,890
Net investment income (loss)		16,665,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,340,835
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,953,832)
Delayed delivery commitments	306,093
Total change in net unrealized appreciation (depreciation)		(6,647,739)
Net gain (loss)		(5,306,904)
Net increase (decrease) in net assets resulting from operations		$ 11,358,364

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,665,268	$ 31,239,386
Net realized gain (loss)	1,340,835	6,972,112
Change in net unrealized appreciation (depreciation)	(6,647,739)	22,898,795
Net increase (decrease) in net assets resulting from operations	11,358,364	61,110,293
Distributions to shareholders from net investment income	(16,682,040)	(31,956,858)
Share transactions - net increase (decrease)	82,401,631	122,975,969
Total increase (decrease) in net assets	77,077,955	152,129,404
Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $627,547 and undistributed net investment income of $644,319, respectively)	$ 695,231,995	$ 618,154,040

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.282 H	.630	.665	.646	.669	.170	.268
Net realized and unrealized gain (loss)	(.097) H	.613	.086	(.336)	(.061)	.048	.224
Total from investment operations	.185	1.243	.751	.310	.608	.218	.492
Distributions from net investment income	(.285)	(.653)	(.701)	(.640)	(.638)	(.168)	(.272)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.285)	(.653)	(.701)	(.790)	(.668)	(.248)	(.272)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.71%	12.15%	7.49%	2.93%	5.65%	2.00%	4.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.86% A	.85%	.88%	.99%	3.62%	3.04% A	3.84% A
Expenses net of voluntary waivers, if any	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Expenses net of all reductions	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Net investment income (loss)	5.22% A, H	5.86%	6.44%	6.09%	6.01%	6.18% A	6.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,823	$ 15,318	$ 4,610	$ 3,090	$ 1,865	$ 1,648	$ 1,586
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.19%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.277 H	.622	.653	.637	.665	.167	.255
Net realized and unrealized gain (loss)	(.108) H	.617	.092	(.338)	(.063)	.048	.233
Total from investment operations	.169	1.239	.745	.299	.602	.215	.488
Distributions from net investment income	(.279)	(.639)	(.685)	(.629)	(.632)	(.165)	(.268)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.279)	(.639)	(.685)	(.779)	(.662)	(.245)	(.268)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.56%	12.09%	7.42%	2.82%	5.60%	1.98%	4.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.97% A	.96%	1.00%	1.06%	1.34%	1.54% A	1.99% A
Expenses net of voluntary waivers, if any	.97% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Expenses net of all reductions	.96% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Net investment income (loss)	5.12% A, H	5.75%	6.33%	5.99%	6.05%	6.10% A	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,750	$ 106,167	$ 61,359	$ 29,052	$ 19,103	$ 14,649	$ 12,193
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.08%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.242 H	.551	.593	.567	.584	.142	.234
Net realized and unrealized gain (loss)	(.098) H	.611	.081	(.324)	(.064)	.065	.214
Total from investment operations	.144	1.162	.674	.243	.520	.207	.448
Distributions from net investment income	(.244)	(.572)	(.624)	(.563)	(.560)	(.147)	(.238)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.244)	(.572)	(.624)	(.713)	(.590)	(.227)	(.238)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040
Total Return B, C, D	1.33%	11.32%	6.70%	2.29%	4.82%	1.90%	4.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61% A	1.60%	1.60%	1.62%	2.21%	4.61% A	8.78% A
Expenses net of voluntary waivers, if any	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Expenses net of all reductions	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Net investment income (loss)	4.47% A, H	5.11%	5.73%	5.37%	5.37%	5.32% A	5.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,641	$ 57,034	$ 19,911	$ 19,101	$ 7,840	$ 1,587	$ 823
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Initial Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050	$ 10.780
Income from Investment Operations
Net investment income (loss) D	.294 G	.654	.690	.674	.700	.176	.678
Net realized and unrealized gain (loss)	(.109) G	.619	.078	(.342)	(.056)	.047	.391
Total from investment operations	.185	1.273	.768	.332	.644	.223	1.069
Distributions from net investment income	(.295)	(.673)	(.718)	(.662)	(.664)	(.173)	(.689)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	(.110)
Total distributions	(.295)	(.673)	(.718)	(.812)	(.694)	(.253)	(.799)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050
Total Return B, C	1.71%	12.44%	7.66%	3.14%	5.99%	2.05%	10.34%
Ratios to Average Net Assets F
Expenses before expense reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of voluntary waivers, if any	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of all reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Net investment income (loss)	5.41% A, G	6.04%	6.65%	6.29%	6.34%	6.36% A	6.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 437,261	$ 429,684	$ 371,107	$ 406,839	$ 459,212	$ 494,304	$ 506,113
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period ended July 31.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.38%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

	Six months ended April 30, 2002	Year ended October 31,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.100	$ 10.890
Income from Investment Operations
Net investment income (loss) E	.235 H	.112
Net realized and unrealized gain (loss)	(.092) H	.238
Total from investment operations	.143	.350
Distributions from net investment income	(.233)	(.140)
Net asset value, end of period	$ 11.010	$ 11.100
Total Return B, C, D	1.32%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.69% A	1.60% A
Expenses net of voluntary waivers, if any	1.69% A	1.60% A
Expenses net of all reductions	1.69% A	1.60% A
Net investment income (loss)	4.39% A, H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,860	$ 2,632
Portfolio turnover rate	340% A	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.36%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) D	.289 G	.644	.684	.669	.693	.172	.263
Net realized and unrealized gain (loss)	(.098) G	.610	.080	(.343)	(.063)	.050	.226
Total from investment operations	.191	1.254	.764	.326	.630	.222	.489
Distributions from net investment income	(.291)	(.664)	(.714)	(.656)	(.660)	(.172)	(.279)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.291)	(.664)	(.714)	(.806)	(.690)	(.252)	(.279)
Net asset value, end of period	$ 11.010	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040
Total Return B, C	1.76%	12.27%	7.64%	3.09%	5.86%	2.05%	4.59%
Ratios to Average Net Assets F
Expenses before expense reductions	.79% A	.76%	.73%	.75%	.86%	1.00% A	1.72% A
Expenses net of voluntary waivers, if any	.75% A	.75%	.73%	.75%	.75%	.75% A	.75% A
Expenses net of all reductions	.75% A	.75%	.72%	.75%	.75%	.75% A	.70% A
Net investment income (loss)	5.33% A, G	5.95%	6.60%	6.24%	6.30%	6.35% A	6.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,896	$ 7,319	$ 9,038	$ 15,422	$ 22,038	$ 19,718	$ 13,177
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees approved a change in the name of the Initial Class to Fidelity Mortgage Securities Fund. This change will be effective June 3, 2002. In connection with the name change, Fidelity Mortgage Securities Fund will re-open to new accounts.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income by $102,614; decrease net unrealized appreciation/depreciation by $100,215; and decrease net realized gain (loss) by $2,399. The Statement of Changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 16,024	$ 125
Class T	0%	.25%	139,767	7,480
Class B	.65%	.25%	298,217	215,937
Class C	.75%	.25%	52,047	39,921
			$ 506,055	$ 263,463

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C share redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 88,698	$ 40,604
Class T	63,231	24,148
Class B	86,495	86,495*
Class C	14,162	14,162*
	$ 252,586	$ 165,409

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets *
Class A	$ 19,164.18
Class T	104,105.19
Class B	58,647.18
Initial Class	302,904.14
Class C	8,100.16
Institutional Class	8,760.26
	$ 501,680

*Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,967,295 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Institutional Class	.75%	$ 1,032

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,818.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 545,408	$ 569,751
Class T	2,849,007	4,803,722
Class B	1,463,890	1,667,212
Initial Class	11,427,306	24,383,662
Class C	215,266	16,666
Institutional Class	181,163	515,845
Total	$ 16,682,040	$ 31,956,858

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7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30, 2002	Year ended October 31, 2001	Six months ended April 30, 2002	Year ended October 31, 2001
Class A
Shares sold	1,866,362	1,254,368	$ 20,404,941	$ 13,575,707
Reinvestment of distributions	39,691	43,489	434,404	472,017
Shares redeemed	(394,978)	(358,531)	(4,319,300)	(3,890,592)
Net increase (decrease)	1,511,075	939,326	$ 16,520,045	$ 10,157,132
Class T
Shares sold	3,760,839	6,485,222	$ 41,170,439	$ 70,359,399
Reinvestment of distributions	191,027	286,369	2,092,917	3,112,228
Shares redeemed	(2,537,271)	(3,061,196)	(27,766,955)	(33,140,747)
Net increase (decrease)	1,414,595	3,710,395	$ 15,496,401	$ 40,330,880
Class B
Shares sold	3,009,697	4,074,059	$ 32,929,679	$ 44,286,610
Reinvestment of distributions	95,104	115,192	1,040,518	1,250,932
Shares redeemed	(912,772)	(951,993)	(9,955,431)	(10,296,177)
Net increase (decrease)	2,192,029	3,237,258	$ 24,014,766	$ 35,241,365
Initial Class
Shares sold	3,561,879	6,553,799	$ 39,028,659	$ 71,243,547
Reinvestment of distributions	868,530	1,841,815	9,517,999	19,990,172
Shares redeemed	(3,377,554)	(5,026,043)	(36,982,081)	(54,427,036)
Net increase (decrease)	1,052,855	3,369,571	$ 11,564,577	$ 36,806,683
Class C
Shares sold	1,573,364	294,122	$ 17,199,738	$ 3,235,086
Reinvestment of distributions	14,632	1,135	159,997	12,585
Shares redeemed	(202,238)	(58,202)	(2,204,653)	(640,751)
Net increase (decrease)	1,385,758	237,055	$ 15,155,082	$ 2,606,920
Institutional Class
Shares sold	165,163	253,313	$ 1,804,777	$ 2,738,052
Reinvestment of distributions	10,163	29,838	111,110	322,973
Shares redeemed	(207,448)	(483,679)	(2,265,127)	(5,228,036)
Net increase (decrease)	(32,122)	(200,528)	$ (349,240)	$ (2,167,011)

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

AMORI-SANN-0602 157206
1.703542.104

Fidelity®

Mortgage Securities Fund

(Initial Class of Fidelity Advisor Mortgage
Securities Fund)

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Mortgage Securities Fund - Initial Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mortgage Securities - Initial CL	1.71%	8.17%	42.87%	103.85%
LB Mortgage	1.57%	8.25%	45.17%	104.08%
US Mortgage Funds Average	1.18%	7.77%	38.91%	90.81%

Cumulative total returns show Initial Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Initial Class' returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. To measure how Initial Class' performance stacked up against its peers, you can compare it to the U.S. mortgage funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 70 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities - Initial CL	8.17%	7.40%	7.38%
LB Mortgage	8.25%	7.74%	7.39%
US Mortgage Funds Average	7.77%	6.79%	6.67%

Average annual total returns take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year.

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Fidelity Mortgage Securities Fund - Initial Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 years: Let's say hypothetically that $10,000 was invested in Fidelity® Mortgage Securities Fund - Initial Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $20,385 - a 103.85% increase on the initial investment. For comparison, look at how the Lehman Brothers Mortgage-Backed Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,408 - a 104.08% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.70%	6.75%	7.18%	6.19%	6.17%	6.60%
Capital returns	-0.99%	5.69%	0.48%	-3.05%	-0.18%	2.26%
Total returns	1.71%	12.44%	7.66%	3.14%	5.99%	8.86%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.70¢	29.49¢	61.01¢
Annualized dividend rate	5.21%	5.43%	5.58%
30-day annualized yield	5.22%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $10.97 over the past one month, $10.95 over the past six months and $10.92 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

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Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the six months ending April 30, 2002, the fund's Initial Class shares returned 1.71%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For 12 months ending April 30, 2002, the fund's Initial Class shares returned 8.17%, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

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Fund Talk: The Manager's Overview - continued

A. For the six months ending April 30, 2002, the fund's Initial Class shares returned 1.71%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 1.18%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 1.57% for the same six-month period. For 12 months ending April 30, 2002, the fund's Initial Class shares returned 8.17%, while the Lipper average return was 7.77% and the Lehman Brothers index gained 8.25%.

Q. Mortgage securities performed well compared to other fixed-income investments, such as Treasury, agency and corporate bonds, during the past six months. What accounted for their relatively strong returns?

A. The key factor was a shift in expectations about the economy and interest rates. Throughout the period, there was a growing sense that the economy was poised to rebound. Hopes for a better economy translated into fears that interest rate hikes were in the offing. In response to signs of economic strength, the Federal Reserve Board kept rates unchanged. Furthermore, the Fed moved to a "neutral" policy position in March, saying the risk of inflation equaled the risk of further economic weakness. Many bond investors viewed that statement as an indication that the Fed would soon raise rates. Higher interest rates - or even the threat of them - typically act as a brake on mortgage refinancing and remove some of the prepayment pressure on mortgage securities. Investors typically dislike a larger-than-normal wave of prepayment because it potentially forces them to reinvest the proceeds at lower interest rates. As prepayment fears receded, mortgage securities gathered steam.

Q. What factors helped the fund outpace its peer group and keep pace with its benchmark during the past six months?

A. The fund's stake in collateralized mortgage obligations (CMOs) helped. These bonds are somewhat complex securities that allow cash flows to be directed so that different classes of securities with different maturities can be created. Given the relatively low level of interest rates during the period, there was a growing demand for higher-yielding, less interest rate sensitive alternatives to U.S. Treasuries. At the same time, concerns about corporate accounting practices and bankruptcies fostered a sense of risk aversion and growing demand for less risky segments of the bond market. CMOs were one of the main beneficiaries of these developments. Commercial mortgage-backed securities (CMBS) - which are pools of mortgages on commercial properties - also contributed to the fund's performance.

Q. In terms of pass-throughs, what choices did you make?

A. There weren't a lot of choices to be made. The vast majority of the fund's pass-through investments - where homeowners' principal and interest payment pass from the originator of a loan through a government agency or investment bank to investors, net of service charges - were concentrated in securities with coupons between 6% and 8% and issued by the Federal National Mortgage Association (Fannie Mae). Most mortgages with interest rates above 8% were retired due to refinancing. The lower coupons offered some protection against prepayment and, as such, performed best when prepayment fears were at their worst. The higher coupons provided extra yield for the fund.

Semiannual Report

Q. Were there any disappointments?

A. Although they weren't a big disappointment on an absolute basis, the fund's stake in securities issued by the Government National Mortgage Association (Ginnie Mae) somewhat lagged their Fannie Mae counterparts. Although the reasons why they lagged were quite technical, it really came down to an abundance of supply.

Q. What's your outlook?

A. Given that mortgage securities offer attractive values at current levels, with yields well in excess of U.S. Treasury and U.S. government agency securities, I'm optimistic about the prospects for the mortgage market. To the extent that investors seek out high-quality securities with yields exceeding Treasuries, mortgage securities should benefit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of April 30, 2002, more than $695 million

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on various types of mortgage-backed securities:

"There are several types of bonds that make up the mortgage securities market. The most common are pass-through securities, such as those issued by Fannie Mae, Ginnie Mae and Freddie Mac. These securities represent an ownership interest in residential mortgage loans used to finance a borrower's purchase of a home. Instead of maintaining a strict focus on these securities, I look for options among bonds that provide more predictable cash flows and/or higher yields. At times, I choose collateralized mortgage obligations (CMOs). While somewhat similar to pass-through securities, they are different in that they allow cash flows to be directed so that other classes of securities with different maturities and coupons can be created in what's known as a ´tranche.' Each CMO has two or more tranches, each having average lives and cash-flow patterns designed to meet specific investment objectives. I also invest in commercial mortgage-backed securities (CMBS). These are securities made up of mortgages on commercial - rather than residential - properties and often come with provisions that curtail the mortgage holder's ability to refinance. For that reason, CMBS generally provide protection against falling interest rates."

Note to shareholders: Effective June 3, 2002, Fidelity Advisor Mortgage Securities Fund - Initial Class will change its name to Fidelity Mortgage Securities Fund.

Semiannual Report

Investment Changes

Coupon Distribution as of April 30, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.2	0.3
Less than 2%	1.5	0.9
2 - 2.99%	8.1	5.5
3 - 3.99%	2.5	2.4
4 - 4.99%	0.9	4.4
5 - 5.99%	10.1	1.8
6 - 6.99%	24.1	33.7
7 - 7.99%	41.3	42.3
8 - 8.99%	5.7	5.3
9% and over	3.6	1.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of April 30, 2002
6 months ago
Years	4.4	4.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.1	2.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002*		As of October 31, 2001**
	Corporate Bonds 3.4%		Corporate Bonds 4.7%
	Mortgage Securities 64.6%		Mortgage Securities 70.2%
	CMOs and Other Mortgage Related Securities 31.5%		CMOs and Other Mortgage Related Securities 33.6%
	U.S. Government and Government Agency Obligations 0.2%		U.S. Government and Government Agency Obligations 0.3%
	Asset-Backed Securities 12.5%		Asset-Backed Securities 6.6%
	Short-Term Investments and Net Other Assets*** (12.2)%		Short-Term Investments and Net Other Assets*** (15.4)%
* Foreign investments	0.3%	** Foreign investments	0.6%

***Short-term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 64.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 34.1%
5.5% 12/1/31 to 4/1/32	$ 48,699,788	$ 46,617,617
5.5% 5/1/32 (c)	10,000,000	9,584,375
6% 2/1/14 to 6/1/29	2,231,699	2,237,989
6.5% 12/1/23 to 11/1/31 (d)	42,523,205	43,283,154
6.5% 5/1/32 (c)	32,397,994	32,782,720
7% 3/1/17 to 5/1/30 (d)	36,090,065	37,502,640
7% 5/1/32 (c)	37,713,804	38,904,146
7.5% 3/1/22 to 8/1/31	9,976,737	10,448,931
8% 9/1/07 to 12/1/29	1,649,383	1,751,774
8.25% 1/1/13	27,751	29,228
8.5% 1/1/16 to 7/1/31	6,460,384	6,866,714
8.75% 11/1/08	27,682	29,242
9% 1/1/08 to 10/1/30	4,650,751	4,980,436
9.5% 5/1/03 to 8/1/22	978,332	1,051,325
11% 8/1/10	588,800	656,243
12.25% 5/1/13 to 5/1/15	85,175	97,667
12.5% 8/1/15 to 3/1/16	176,755	203,598
12.75% 10/1/14 to 6/1/15	26,603	29,525
13.5% 9/1/14 to 12/1/14	39,906	46,813
14% 11/1/14	39,390	46,626
		237,150,763
Freddie Mac - 9.9%
5.5% 3/1/29 to 2/1/32	16,999,993	16,266,261
6% 2/1/29 to 7/1/29	3,565,720	3,550,627
6.5% 1/1/24 to 9/1/24	14,933,402	15,289,553
7% 5/1/32 (c)	16,600,272	17,124,218
7.5% 6/1/26 to 12/1/30	10,629,491	11,118,404
8% 10/1/07 to 4/1/21	321,883	343,301
8.5% 11/1/03 to 9/1/20	793,013	854,505
9% 9/1/08 to 5/1/21	2,186,928	2,389,504
10% 1/1/09 to 5/1/19	665,676	740,200
10.5% 8/1/10 to 2/1/16	54,982	61,004
11.5% 4/1/12	29,498	33,135
12.25% 6/1/14 to 7/1/15	83,120	95,584
12.5% 5/1/12 to 12/1/14	307,344	354,165
12.75% 6/1/05 to 3/1/15	39,721	44,212
13% 10/1/13 to 6/1/15	638,112	739,446
		69,004,119
Government National Mortgage Association - 20.6%
6.5% 5/15/28 to 4/20/32	18,951,404	19,260,822
7% 1/15/26 to 1/15/32	53,372,591	55,189,869
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
7% 5/1/32 (c)	$ 15,000,000	$ 15,496,875
7.5% 7/15/05 to 12/15/31	36,461,084	38,380,921
8% 2/15/06 to 12/15/25	4,742,877	5,070,959
8.5% 7/15/16 to 10/15/28	8,344,281	9,049,537
9% 9/20/16 to 4/20/18	40,653	44,320
9.5% 12/15/24	45,626	50,680
10.5% 6/15/04 to 2/20/18	214,968	242,212
13% 10/15/13	36,255	42,625
13.5% 7/15/11 to 10/15/14	29,143	34,303
		142,863,123
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $439,925,307)		449,018,005
Asset-Backed Securities - 4.7%

ABSC Nims Trust:
7% 12/17/31 (b)	2,655,387	2,607,258
7.25% 4/15/31 (b)	225,434	223,461
AQ Finance Nim Trust 9.5% 8/15/31 (b)	1,648,394	1,639,114
CDC Mortgage Capital Trust 10% 1/25/32 (b)	6,701,224	6,701,224
CSFB Nims Trust:
8% 3/27/32	2,680,341	2,626,735
8% 5/25/32 (b)	2,242,019	2,163,548
8% 7/27/32 (b)	2,700,000	2,646,000
8% 8/27/32	485,000	475,300
8.5% 3/27/31 (b)	677,219	669,600
9% 11/27/30 (b)	334,203	330,778
IndyMac Nim Trust:
7% 12/1/08 (b)	1,526,982	1,470,674
9.25% 8/26/31 (b)(e)	1,640,248	1,656,138
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	1,040,020	1,032,870
12.75% 10/25/31 (b)	3,584,209	3,611,090
Option One Mortgage Securities Corp. 9.66% 9/26/31 (b)	1,695,963	1,694,369
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	2,923,661	2,900,196
TOTAL ASSET-BACKED SECURITIES (Cost $32,469,490)		32,448,355
Collateralized Mortgage Obligations - 10.7%
	Principal Amount	Value (Note 1)
Private Sponsor - 4.3%
CS First Boston Mortgage Securities Corp.: sequential pay Series 2001-26 Class 3A1, 7.5% 10/1/31	$ 14,242,100	$ 14,749,474
Series 2002-15R, 7.03% 5/25/32	6,000,000	5,851,172
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,080,760
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	5,330,797	5,353,720
TOTAL PRIVATE SPONSOR		30,035,126
U.S. Government Agency - 6.4%
Fannie Mae REMIC planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,140,457
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,032,925
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	11,570,000	12,030,367
Series 70 Class C, 9% 9/15/20	918,067	976,207
Series 1658 Class GZ, 7% 1/15/24	5,406,920	5,686,203
Series 2368 Class ZA, 6.5% 3/15/31	429,739	423,293
Series 2386 Class ZB, 5.5% 12/15/16	780,417	713,145
Series 2424 Class CZ, 6.5% 9/15/30	1,487,552	1,465,238
Series 2439 Class ZK, 6.5% 4/15/30	3,000,000	2,909,063
TOTAL U.S. GOVERNMENT AGENCY		44,376,898
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $71,942,577)		74,412,024
Commercial Mortgage Securities - 16.0%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.6609% 2/14/43 (a)(e)	44,939,675	3,384,519
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0911% 4/15/36 (a)(e)	102,294,178	6,705,056
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(e)	5,000,000	5,000,000
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.8042% 8/15/31 (e)	5,000,000	5,325,000
COMM floater Series 2001-FL5A:
Class D, 3.0793% 11/15/13 (b)(e)	9,000,000	8,991,563
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater Series 2001-FL5A: - continued
Class E, 3.0793% 11/15/13 (b)(e)	$ 5,000,000	$ 4,976,563
CS First Boston Mortgage Securities Corp.:
floater Series 2001-TFLA Class G, 0% 12/15/11 (b)(e)	2,065,000	1,930,775
Series 1997-C2 Class D, 7.27% 1/17/35	6,180,000	6,347,286
Series 1998-C1 Class D, 7.17% 1/17/12	14,500,000	14,496,549
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	15,200,000	14,639,500
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (b)	5,000,000	4,950,000
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (b)	2,088,656	2,057,979
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (e)	1,600,000	1,546,500
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (e)	7,366,226	7,313,281
Structured Asset Securities Corp.:
Series 1992-M1 Class C, 7.05% 11/25/02	3,192,522	3,199,506
Series 1995-C1 Class E, 7.375% 9/25/24 (b)	1,329,530	1,362,612
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/07 (b)	18,200,000	18,939,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,032,312)		111,166,064
Fixed-Income Funds - 18.6%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $130,000,005)	13,004,514	129,394,914
Cash Equivalents - 1.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02	$ 2,086,112	$ 2,086,000
(U.S. Treasury Obligations), in a joint trading account at 1.7%, dated 4/30/02 due 5/1/02	7,893,373	7,893,000
TOTAL CASH EQUIVALENTS (Cost $9,979,000)		9,979,000
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $794,348,691)		806,418,362
NET OTHER ASSETS - (16.0)%		(111,186,367)
NET ASSETS - 100%		$ 695,231,995
Legend
(a) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $77,555,187 or 11.2% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,105,225,108 and $1,022,128,289, respectively, of which long-term U.S. government and government agency obligations aggregated $970,737,831 and $935,381,002, respectively.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $794,502,976. Net unrealized appreciation aggregated $11,915,386, of which $13,336,582 related to appreciated investment securities and $1,421,196 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $1,948,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $9,979,000) (cost $794,348,691) - See accompanying schedule		$ 806,418,362
Commitment to sell securities on a delayed delivery basis	$ (21,873,438)
Receivable for securities sold on a delayed delivery basis	21,858,593	(14,845)
Receivable for investments sold, regular delivery		4,460,991
Receivable for fund shares sold		5,031,245
Interest receivable		3,410,331
Total assets		819,306,084
Liabilities
Payable to custodian bank	2,531
Payable for investments purchased Regular delivery	8,980,753
Delayed delivery	113,223,625
Payable for fund shares redeemed	899,042
Distributions payable	456,015
Accrued management fee	240,370
Distribution fees payable	102,054
Other payables and accrued expenses	169,699
Total liabilities		124,074,089
Net Assets		$ 695,231,995
Net Assets consist of:
Paid in capital		$ 682,564,453
Undistributed net investment income		627,547
Accumulated undistributed net realized gain (loss) on investments		(14,831)
Net unrealized appreciation (depreciation) on investments		12,054,826
Net Assets		$ 695,231,995

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,823,360 ÷ 2,888,375 shares)	$ 11.02
Maximum offering price per share (100/95.25 of $11.02)	$ 11.57
Class T: Net Asset Value and redemption price per share ($120,749,733 ÷ 10,948,000 shares)	$ 11.03
Maximum offering price per share (100/96.50 of $11.03)	$ 11.43
Class B: Net Asset Value and offering price per share ($80,641,438 ÷ 7,320,949 shares) A	$ 11.02
Initial Class: Net Asset Value, offering price and redemption price per share ($437,261,436 ÷ 39,631,773 shares)	$ 11.03
Class C: Net Asset Value and offering price per share ($17,860,142 ÷ 1,622,813 shares) A	$ 11.01
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,895,886 ÷ 626,437 shares)	$ 11.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 19,341,158
Expenses
Management fee	$ 1,372,197
Transfer agent fees	501,680
Distribution fees	506,055
Accounting fees and expenses	94,516
Non-interested trustees' compensation	573
Custodian fees and expenses	43,799
Registration fees	89,255
Audit	30,678
Legal	5,395
Miscellaneous	35,592
Total expenses before reductions	2,679,740
Expense reductions	(3,850)	2,675,890
Net investment income (loss)		16,665,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,340,835
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,953,832)
Delayed delivery commitments	306,093
Total change in net unrealized appreciation (depreciation)		(6,647,739)
Net gain (loss)		(5,306,904)
Net increase (decrease) in net assets resulting from operations		$ 11,358,364

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,665,268	$ 31,239,386
Net realized gain (loss)	1,340,835	6,972,112
Change in net unrealized appreciation (depreciation)	(6,647,739)	22,898,795
Net increase (decrease) in net assets resulting from operations	11,358,364	61,110,293
Distributions to shareholders from net investment income	(16,682,040)	(31,956,858)
Share transactions - net increase (decrease)	82,401,631	122,975,969
Total increase (decrease) in net assets	77,077,955	152,129,404
Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $627,547 and undistributed net investment income of $644,319, respectively)	$ 695,231,995	$ 618,154,040

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.282 H	.630	.665	.646	.669	.170	.268
Net realized and unrealized gain (loss)	(.097) H	.613	.086	(.336)	(.061)	.048	.224
Total from investment operations	.185	1.243	.751	.310	.608	.218	.492
Distributions from net investment income	(.285)	(.653)	(.701)	(.640)	(.638)	(.168)	(.272)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.285)	(.653)	(.701)	(.790)	(.668)	(.248)	(.272)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.71%	12.15%	7.49%	2.93%	5.65%	2.00%	4.61%
Ratios to Average Net Assets G
Expenses before expense reductions	.86% A	.85%	.88%	.99%	3.62%	3.04% A	3.84% A
Expenses net of voluntary waivers, if any	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Expenses net of all reductions	.86% A	.85%	.88%	.90%	.90%	.90% A	.90% A
Net investment income (loss)	5.22% A, H	5.86%	6.44%	6.09%	6.01%	6.18% A	6.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,823	$ 15,318	$ 4,610	$ 3,090	$ 1,865	$ 1,648	$ 1,586
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.19%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.277 H	.622	.653	.637	.665	.167	.255
Net realized and unrealized gain (loss)	(.108) H	.617	.092	(.338)	(.063)	.048	.233
Total from investment operations	.169	1.239	.745	.299	.602	.215	.488
Distributions from net investment income	(.279)	(.639)	(.685)	(.629)	(.632)	(.165)	(.268)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.279)	(.639)	(.685)	(.779)	(.662)	(.245)	(.268)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.480	$ 10.960	$ 11.020	$ 11.050
Total Return B, C, D	1.56%	12.09%	7.42%	2.82%	5.60%	1.98%	4.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.97% A	.96%	1.00%	1.06%	1.34%	1.54% A	1.99% A
Expenses net of voluntary waivers, if any	.97% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Expenses net of all reductions	.96% A	.96%	1.00%	1.00%	1.00%	1.00% A	1.00% A
Net investment income (loss)	5.12% A, H	5.75%	6.33%	5.99%	6.05%	6.10% A	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,750	$ 106,167	$ 61,359	$ 29,052	$ 19,103	$ 14,649	$ 12,193
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.08%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 I	1997 F
Net asset value, beginning of period	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) E	.242 H	.551	.593	.567	.584	.142	.234
Net realized and unrealized gain (loss)	(.098) H	.611	.081	(.324)	(.064)	.065	.214
Total from investment operations	.144	1.162	.674	.243	.520	.207	.448
Distributions from net investment income	(.244)	(.572)	(.624)	(.563)	(.560)	(.147)	(.238)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.244)	(.572)	(.624)	(.713)	(.590)	(.227)	(.238)
Net asset value, end of period	$ 11.020	$ 11.120	$ 10.530	$ 10.480	$ 10.950	$ 11.020	$ 11.040
Total Return B, C, D	1.33%	11.32%	6.70%	2.29%	4.82%	1.90%	4.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61% A	1.60%	1.60%	1.62%	2.21%	4.61% A	8.78% A
Expenses net of voluntary waivers, if any	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Expenses net of all reductions	1.61% A	1.60%	1.60%	1.62%	1.65%	1.65% A	1.65% A
Net investment income (loss)	4.47% A, H	5.11%	5.73%	5.37%	5.37%	5.32% A	5.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,641	$ 57,034	$ 19,911	$ 19,101	$ 7,840	$ 1,587	$ 823
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Initial Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050	$ 10.780
Income from Investment Operations
Net investment income (loss) D	.294 G	.654	.690	.674	.700	.176	.678
Net realized and unrealized gain (loss)	(.109) G	.619	.078	(.342)	(.056)	.047	.391
Total from investment operations	.185	1.273	.768	.332	.644	.223	1.069
Distributions from net investment income	(.295)	(.673)	(.718)	(.662)	(.664)	(.173)	(.689)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	(.110)
Total distributions	(.295)	(.673)	(.718)	(.812)	(.694)	(.253)	(.799)
Net asset value, end of period	$ 11.030	$ 11.140	$ 10.540	$ 10.490	$ 10.970	$ 11.020	$ 11.050
Total Return B, C	1.71%	12.44%	7.66%	3.14%	5.99%	2.05%	10.34%
Ratios to Average Net Assets F
Expenses before expense reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of voluntary waivers, if any	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Expenses net of all reductions	.67% A	.66%	.67%	.70%	.71%	.72% A	.73%
Net investment income (loss)	5.41% A, G	6.04%	6.65%	6.29%	6.34%	6.36% A	6.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 437,261	$ 429,684	$ 371,107	$ 406,839	$ 459,212	$ 494,304	$ 506,113
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period ended July 31.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.38%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

	Six months ended April 30, 2002	Year ended October 31,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.100	$ 10.890
Income from Investment Operations
Net investment income (loss) E	.235 H	.112
Net realized and unrealized gain (loss)	(.092) H	.238
Total from investment operations	.143	.350
Distributions from net investment income	(.233)	(.140)
Net asset value, end of period	$ 11.010	$ 11.100
Total Return B, C, D	1.32%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.69% A	1.60% A
Expenses net of voluntary waivers, if any	1.69% A	1.60% A
Expenses net of all reductions	1.69% A	1.60% A
Net investment income (loss)	4.39% A, H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,860	$ 2,632
Portfolio turnover rate	340% A	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.36%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997 H	1997 E
Net asset value, beginning of period	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040	$ 10.830
Income from Investment Operations
Net investment income (loss) D	.289 G	.644	.684	.669	.693	.172	.263
Net realized and unrealized gain (loss)	(.098) G	.610	.080	(.343)	(.063)	.050	.226
Total from investment operations	.191	1.254	.764	.326	.630	.222	.489
Distributions from net investment income	(.291)	(.664)	(.714)	(.656)	(.660)	(.172)	(.279)
Distributions from net realized gain	-	-	-	(.150)	(.030)	(.080)	-
Total distributions	(.291)	(.664)	(.714)	(.806)	(.690)	(.252)	(.279)
Net asset value, end of period	$ 11.010	$ 11.110	$ 10.520	$ 10.470	$ 10.950	$ 11.010	$ 11.040
Total Return B, C	1.76%	12.27%	7.64%	3.09%	5.86%	2.05%	4.59%
Ratios to Average Net Assets F
Expenses before expense reductions	.79% A	.76%	.73%	.75%	.86%	1.00% A	1.72% A
Expenses net of voluntary waivers, if any	.75% A	.75%	.73%	.75%	.75%	.75% A	.75% A
Expenses net of all reductions	.75% A	.75%	.72%	.75%	.75%	.75% A	.70% A
Net investment income (loss)	5.33% A, G	5.95%	6.60%	6.24%	6.30%	6.35% A	6.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,896	$ 7,319	$ 9,038	$ 15,422	$ 22,038	$ 19,718	$ 13,177
Portfolio turnover rate	340% A	194%	99%	183%	262%	125% A	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of shares) to July 31, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 5.29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H Three months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees approved a change in the name of the Initial Class to Fidelity Mortgage Securities Fund. This change will be effective June 3, 2002. In connection with the name change, Fidelity Mortgage Securities Fund will re-open to new accounts.

The fund offers Class A, Class T, Class B, Class C, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income by $102,614; decrease net unrealized appreciation/depreciation by $100,215; and decrease net realized gain (loss) by $2,399. The Statement of Changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 16,024	$ 125
Class T	0%	.25%	139,767	7,480
Class B	.65%	.25%	298,217	215,937
Class C	.75%	.25%	52,047	39,921
			$ 506,055	$ 263,463

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C share redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 88,698	$ 40,604
Class T	63,231	24,148
Class B	86,495	86,495*
Class C	14,162	14,162*
	$ 252,586	$ 165,409

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets *
Class A	$ 19,164.18
Class T	104,105.19
Class B	58,647.18
Initial Class	302,904.14
Class C	8,100.16
Institutional Class	8,760.26
	$ 501,680

*Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,967,295 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Institutional Class	.75%	$ 1,032

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,818.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 545,408	$ 569,751
Class T	2,849,007	4,803,722
Class B	1,463,890	1,667,212
Initial Class	11,427,306	24,383,662
Class C	215,266	16,666
Institutional Class	181,163	515,845
Total	$ 16,682,040	$ 31,956,858

Semiannual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30, 2002	Year ended October 31, 2001	Six months ended April 30, 2002	Year ended October 31, 2001
Class A
Shares sold	1,866,362	1,254,368	$ 20,404,941	$ 13,575,707
Reinvestment of distributions	39,691	43,489	434,404	472,017
Shares redeemed	(394,978)	(358,531)	(4,319,300)	(3,890,592)
Net increase (decrease)	1,511,075	939,326	$ 16,520,045	$ 10,157,132
Class T
Shares sold	3,760,839	6,485,222	$ 41,170,439	$ 70,359,399
Reinvestment of distributions	191,027	286,369	2,092,917	3,112,228
Shares redeemed	(2,537,271)	(3,061,196)	(27,766,955)	(33,140,747)
Net increase (decrease)	1,414,595	3,710,395	$ 15,496,401	$ 40,330,880
Class B
Shares sold	3,009,697	4,074,059	$ 32,929,679	$ 44,286,610
Reinvestment of distributions	95,104	115,192	1,040,518	1,250,932
Shares redeemed	(912,772)	(951,993)	(9,955,431)	(10,296,177)
Net increase (decrease)	2,192,029	3,237,258	$ 24,014,766	$ 35,241,365
Initial Class
Shares sold	3,561,879	6,553,799	$ 39,028,659	$ 71,243,547
Reinvestment of distributions	868,530	1,841,815	9,517,999	19,990,172
Shares redeemed	(3,377,554)	(5,026,043)	(36,982,081)	(54,427,036)
Net increase (decrease)	1,052,855	3,369,571	$ 11,564,577	$ 36,806,683
Class C
Shares sold	1,573,364	294,122	$ 17,199,738	$ 3,235,086
Reinvestment of distributions	14,632	1,135	159,997	12,585
Shares redeemed	(202,238)	(58,202)	(2,204,653)	(640,751)
Net increase (decrease)	1,385,758	237,055	$ 15,155,082	$ 2,606,920
Institutional Class
Shares sold	165,163	253,313	$ 1,804,777	$ 2,738,052
Reinvestment of distributions	10,163	29,838	111,110	322,973
Shares redeemed	(207,448)	(483,679)	(2,265,127)	(5,228,036)
Net increase (decrease)	(32,122)	(200,528)	$ (349,240)	$ (2,167,011)

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

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(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

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(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

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Semiannual Report

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Semiannual Report

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Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

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MOR-SANN-0602 157208
1.703537.104

Fidelity® Advisor

Municipal Income Fund -
Class A, Class T, Class B
and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Municipal Income - CL A	0.63%	6.51%	35.33%	85.41%
Fidelity Adv Municipal Income - CL A (incl. 4.75% sales charge)	-4.15%	1.45%	28.91%	76.60%
LB 3 Plus Year Municipal Bond	1.05%	7.24%	37.73%	n/a*
General Municipal Debt Funds Average	0.39%	6.07%	29.11%	79.66%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. To measure how Class A's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 285 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL A	6.51%	6.24%	6.37%
Fidelity Adv Municipal Income - CL A (incl. 4.75% sales charge)	1.45%	5.21%	5.85%
LB 3 Plus Year Municipal Bond	7.24%	6.61%	n/a*
General Municipal Debt Funds Average	6.07%	5.23%	6.02%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Class A on April 30, 1992, and the current 4.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,660 - a 76.60% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,332 - a 93.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.20%	5.06%	5.35%	4.42%	4.86%	5.51%
Capital returns	-1.57%	5.66%	2.82%	-6.78%	3.21%	3.51%
Total returns	0.63%	10.72%	8.17%	-2.36%	8.07%	9.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.62¢	27.70¢	56.76¢
Annualized dividend rate	4.52%	4.48%	4.54%
30-day annualized yield	3.93%	-	-
30-day annualized tax-equivalent yield	6.05%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.42 over the past one month, $12.48 over the past six months and $12.50 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL T	0.58%	6.48%	35.03%	84.98%
Fidelity Adv Municipal Income - CL T (incl. 3.50% sales charge)	-2.94%	2.76%	30.31%	78.51%
LB 3 Plus Year Municipal Bond	1.05%	7.24%	37.73%	n/a*
General Municipal Debt Funds Average	0.39%	6.07%	29.11%	79.66%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. To measure how Class T's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 285 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL T	6.48%	6.19%	6.34%
Fidelity Adv Municipal Income - CL T (incl. 3.50% sales charge)	2.76%	5.44%	5.97%
LB 3 Plus Year Municipal Bond	7.24%	6.61%	n/a*
General Municipal Debt Funds Average	6.07%	5.23%	6.02%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class T on April 30, 1992, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,851 - a 78.51% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,332 - a 93.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.15%	4.94%	5.23%	4.32%	4.86%	5.47%
Capital returns	-1.57%	5.65%	2.91%	-6.85%	3.29%	3.42%
Total returns	0.58%	10.59%	8.14%	-2.53%	8.15%	8.89%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.52¢	27.10¢	55.56¢
Annualized dividend rate	4.42%	4.37%	4.44%
30-day annualized yield	3.88%	-	-
30-day annualized tax-equivalent yield	5.97%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.44 over the past one month, $12.50 over the past six months and $12.52 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past six months, past one year, past five year and past 10 year total return figures are 5%, 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL B	0.26%	5.65%	30.65%	74.80%
Fidelity Adv Municipal Income - CL B (incl. contingent deferred sales charge)	-4.66%	0.65%	28.65%	74.80%
LB 3 Plus Year Municipal Bond	1.05%	7.24%	37.73%	n/a*
General Municipal Debt Funds Average	0.39%	6.07%	29.11%	79.66%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. To measure how Class B's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 285 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL B	5.65%	5.49%	5.74%
Fidelity Adv Municipal Income - CL B (incl. contingent deferred sales charge)	0.65%	5.17%	5.74%
LB 3 Plus Year Municipal Bond	7.24%	6.61%	n/a*
General Municipal Debt Funds Average	6.07%	5.23%	6.02%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class B on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,480 - a 74.80% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,332 - a 93.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class B
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	1.84%	4.25%	4.55%	3.69%	4.17%	4.81%
Capital returns	-1.58%	5.58%	2.83%	-6.85%	3.30%	3.34%
Total returns	0.26%	9.83%	7.38%	-3.16%	7.47%	8.15%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.85¢	23.06¢	47.42¢
Annualized dividend rate	3.78%	3.73%	3.80%
30-day annualized yield	3.38%	-	-
30-day annualized tax-equivalent yield	5.20%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.40 over the past one month, $12.46 over the past six months and $12.48 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL C	0.21%	5.61%	29.90%	73.80%
Fidelity Adv Municipal Income - CL C (incl. contingent deferred sales charge)	-0.78%	4.61%	29.90%	73.80%
LB 3 Plus Year Municipal Bond	1.05%	7.24%	37.73%	n/a*
General Municipal Debt Funds Average	0.39%	6.07%	29.11%	79.66%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. To measure how Class C's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 285 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL C	5.61%	5.37%	5.68%
Fidelity Adv Municipal Income - CL C (incl. contingent deferred sales charge)	4.61%	5.37%	5.68%
LB 3 Plus Year Municipal Bond	7.24%	6.61%	n/a*
General Municipal Debt Funds Average	6.07%	5.23%	6.02%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class C on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,380 - a 73.80% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,332 - a 93.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Municipal Income Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,			November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	1.78%	4.13%	4.43%	3.61%	3.87%
Capital returns	-1.57%	5.56%	2.91%	-6.85%	3.54%
Total returns	0.21%	9.69%	7.34%	-3.24%	7.41%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.74¢	22.41¢	46.14¢
Annualized dividend rate	3.66%	3.62%	3.69%
30-day annualized yield	3.26%	-	-
30-day annualized tax-equivalent yield	5.02%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.44 over the past one month, $12.50 over the past six months, and $12.52 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Tax-free municipal bonds outdistanced the performance of most other investment-grade bond categories during the six-month period ending April 30, 2002. The muni bond market got off to a rocky start, posting subpar returns in both November and December of 2001. A rebounding economy and recovering equity markets led to speculation that the Federal Reserve Board would end its aggressive easing bias and look to raise short-term interest rates in the coming months, a scenario that's typically unfavorable for muni bond performance. However, a number of accounting scandals soon hovered over the equity markets and clouded the near-term outlook for corporate earnings, and municipal bond prices snapped back in the first two months of the new year, recording strong gains in January and February. Then, after another downward blip in March, munis put up their best monthly performance of the six-month period in April, as the U.S. unemployment rate jumped to 6% - its highest level in nearly eight years - and investors turned once again to munis as a hedge against the economic turmoil. For the overall six-month period ending April 30, 2002, the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 1.11%, significantly outperforming the proxy for the taxable bond market - the Lehman Brothers Aggregate Bond Index - which declined 0.01%.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of 0.63%, 0.58%, 0.26% and 0.21%, respectively. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 0.39% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 3 Plus Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 1.05%. For the 12-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 6.51%, 6.48%, 5.65% and 5.61%, respectively, while the Lipper average returned 6.07% and the Lehman Brothers index gained 7.24%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What factors drove the fund's performance during the past six months?

A. It was a difficult and volatile period for the municipal market due to changing expectations about the economy, inflation, interest rates and the stock market. In November and December 2001, investors began to anticipate an economic recovery, sending bond prices lower and fueling demand for stocks. Negative bond sentiment continued into the first quarter, although munis outperformed most taxable bonds as investors sought out relatively high tax-free income. The fact that municipals had become so cheap in the first quarter helped provide the underpinnings for strong municipal performance in March. Munis performed well again in April as international concerns mounted and the pace of the economic recovery was questioned.

Q. What strategies helped the fund's performance?

A. My focus on securities that offered better value relative to other bonds definitely helped. I often took advantage of market aberrations - in large part a function of heightened volatility and changing views on the strength of the economy - to buy bonds that had come under pressure when their maturity, structure or sector temporarily fell out of favor. The past months - marked by dramatic shifts in market sentiment - demonstrate how uncertain and volatile "market timing" strategies can be and also underscore the importance of valuation strategies.

Q. What other factors worked in the fund's favor?

A. My decision to maintain a below-market weighting in bonds issued by the states of California and New York also helped. Municipal bonds in both states came under pressure due to the looming prospects of a large amount of additional bonds being issued. California may face an additional supply of about $10 billion-$15 billion in municipal power bonds in the next year, while New York is expected to increase its issuance to make up for lower revenues, increased spending, budget shortfalls and aid to New York City.

Q. What strategies didn't work out as well as you hoped?

A. The fund's underweighting in below-investment-grade bonds - which occasionally posted strong gains - hurt performance at times. The relatively high levels of income these bonds pay helped cushion them in periods when fears of higher interest rates were on the rise. Despite short-term bouts of outperformance by lower-quality, higher-yielding bonds, I chose to focus on high-quality bonds because I didn't feel that lower-quality securities offered enough additional yield given their potential for default and loss of principal.

Semiannual Report

Q. What's your outlook for the municipal market?

A. In my view, recent volatility has presented investors with more good investments at attractive values than there were six months or a year ago. While the potential for higher short-term interest rates may weigh on the market from time to time, it's important to remember that many intermediate- and long-term municipal bond yields never really fell that much when interest rates were declining in 2001. As a result, I wouldn't expect their yields to rise that much - or their prices to decline substantially - if we were to see somewhat higher interest rates in the near future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high current yield exempt from federal income tax

Start date: September 16, 1987

Size: as of April 30, 2002, more than $574 million

Manager: Christine Thompson, since 1998; joined Fidelity in 1985

3

Christine Thompson on state finances:

"Throughout the past six months, I maintained a relatively small weighting - compared to the municipal market overall - in general obligation bonds (GOs) issued by states. These bonds are backed by economically sensitive sales, income and other taxes. Last year's economic downturn initially hit manufacturing states in the Midwest and South the hardest. Subsequently, states that heavily rely on personal income tax revenue - including California, Connecticut, Massachusetts and New York - were hurt by the stock market decline, which effectively lowered personal income tax receipts. In years when the stock market rose, those states experienced significant growth in income tax revenues from capital gains, the exercising of stock options and bonuses. Unfortunately, state expenditures kept pace with that growth. Toward the end of last year, states such as Florida and Nevada - which rely on sales tax revenues - were hurt when people shopped and traveled less after September 11. As revenue pressures have risen, spending pressures have intensified. Health care spending rose, reflecting higher Medicaid costs and a growing population of Medicaid beneficiaries. On top of that states faced increased expenditures for security. Because of these challenges, I emphasized GOs issued by local municipal entities, whose revenues are backed by less economically sensitive property and other taxes."

Semiannual Report

Investment Changes

Top Five States as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
New York	12.7	13.1
Texas	10.7	7.7
Illinois	10.6	9.6
Washington	7.7	7.2
Pennsylvania	5.5	4.5
Top Five Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	24.4	21.4
Health Care	16.4	16.3
Electric Utilities	15.3	14.6
Water & Sewer	11.7	11.2
Transportation	11.3	12.0
Average Years to Maturity as of April 30, 2002
		6 months ago
Years	15.3	15.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	7.3	7.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of April 30, 2002 As of October 31, 2001

Aaa 60.6%	Aaa 58.0%
Aa, A 25.5%	Aa, A 26.6%
Baa 12.2%	Baa 11.8%
Ba and Below 0.0%	Ba and Below 0.1%
Not Rated 1.7%	Not Rated 2.5%
Short-term Investments 0.0%	Short-term Investments 1.0%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 99.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Alabama - 0.5%
Birmingham Gen. Oblig. Series 2001 B, 5% 7/1/05 (FSA Insured)	Aaa	$ 1,515,000	$ 1,604,733
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	Aaa	1,000,000	1,042,970
			2,647,703
Alaska - 1.5%
Alaska Hsg. Fin. Corp. Series A, 5.4% 12/1/13	Aa2	5,490,000	5,559,778
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.25% 7/1/07 (AMBAC Insured) (d)	Aaa	1,500,000	1,585,695
5.45% 7/1/09 (AMBAC Insured) (d)	Aaa	1,500,000	1,570,290
			8,715,763
Arizona - 1.8%
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	Aaa	1,300,000	1,338,246
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 4.1% 7/1/03	Baa2	4,495,000	4,513,564
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07 (b)	Aa1	1,050,000	1,140,290
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/08 (FGIC Insured)	Aaa	1,630,000	1,787,262
5.5% 7/1/14 (FGIC Insured)	Aaa	1,570,000	1,707,595
			10,486,957
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	Aaa	1,000,000	1,000,050
California - 3.1%
California Gen. Oblig. 5.5% 3/1/11	A1	3,500,000	3,809,260
California Hsg. Fin. Agcy. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (d)	Aaa	410,000	410,767
Series R, 5.35% 8/1/07 (MBIA Insured) (d)	Aaa	1,000,000	1,056,450
California Univ. Rev. Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	Aaa	1,000,000	1,078,650
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	BBB	4,500,000	4,706,775
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	Aa3	4,000,000	3,854,120
Los Angeles Hbr. Dept. Rev. Series A, 5.5% 8/1/10 (AMBAC Insured) (a)(b)(d)	Aaa	1,000,000	1,088,480
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
California - continued
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	BBB-	$ 500,000	$ 540,305
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/02	BBB-	1,000,000	1,005,900
6.5% 7/1/08	BBB-	300,000	333,795
			17,884,502
Colorado - 4.4%
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	Aaa	3,620,000	677,302
Arapahoe County School District #5 Cherry Creek 6% 12/15/15	Aa1	1,250,000	1,377,463
Colorado Health Facilities Auth. Rev.:
(Nat'l. Benevolent Assoc. Proj.) Series A, 6.5% 6/1/25	Baa2	1,360,000	1,337,342
6.25% 2/1/04	Baa2	100,000	104,677
6.625% 2/1/13	Baa2	6,500,000	6,731,530
6.625% 2/1/13 (Pre-Refunded to 2/1/03 @ 102) (e)	Baa2	400,000	421,684
6.625% 2/1/22	Baa2	3,800,000	3,905,602
6.625% 2/1/22 (Pre-Refunded to 2/1/03 @ 102) (e)	Baa2	200,000	210,842
Colorado Springs Arpt. Rev. Series C:
0% 1/1/06 (MBIA Insured)	Aaa	1,405,000	1,231,623
0% 1/1/08 (MBIA Insured)	Aaa	870,000	689,171
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	Aaa	1,610,000	1,772,980
5.625% 9/1/14	Aaa	1,745,000	1,907,599
Denver City & County Arpt. Rev. Series A, 7.5% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (d)(e)	Aaa	430,000	489,499
Douglas County School District Series B, 5.75% 12/15/16 (FSA Insured)	Aaa	2,775,000	3,034,601
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	Aaa	1,200,000	1,279,308
			25,171,223
Connecticut - 0.5%
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	BBB	3,350,000	3,005,888
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
District Of Columbia - 2.0%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	$ 150,000	$ 167,969
Series B, 5.25% 6/1/26 (FSA Insured)	Aaa	6,000,000	5,919,540
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	Aaa	1,000,000	1,055,810
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	Aaa	2,000,000	2,187,060
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	Aaa	2,500,000	2,479,950
			11,810,329
Florida - 2.7%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (d)	Aaa	5,000,000	5,375,250
Florida Board of Ed. Pub. Ed. Series D, 5% 6/1/08	Aa2	1,000,000	1,067,780
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) Series 2001 A, 6% 11/15/31	Baa1	1,000,000	1,007,420
Palm Beach County School District 5% 8/1/07 (MBIA Insured) (b)	Aaa	4,665,000	4,986,932
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/08 (AMBAC Insured)	Aaa	1,145,000	1,222,608
Tampa Florida Guaranteed Entitlement Rev. 6% 10/1/08 (AMBAC Insured)	Aaa	1,500,000	1,682,460
			15,342,450
Georgia - 0.2%
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	Aaa	1,000,000	1,075,330
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2001, 5.5% 7/1/06 (FGIC Insured) (d)	Aaa	1,490,000	1,584,794
Illinois - 10.6%
Central Lake County Joint Action Wtr. Agcy. Interim Wtr. Rev. 0% 5/1/07 (MBIA Insured)	Aaa	2,185,000	1,799,806
Chicago Board of Ed. (Chicago School Reform Proj.) 5.75% 12/1/27 (AMBAC Insured)	Aaa	13,855,000	14,432,615
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/16 (FGIC Insured)	Aaa	2,520,000	1,244,956
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gen. Oblig.: - continued
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	Aaa	$ 1,400,000	$ 1,507,198
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.5% 12/1/12	Aaa	2,000,000	2,199,680
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	Aaa	1,500,000	1,509,015
Series B, 6% 1/1/09 (MBIA Insured) (d)	Aaa	300,000	322,065
Chicago O'Hare Int'l. Arpt. Rev. Series A:
6.25% 1/1/09 (AMBAC Insured) (d)	Aaa	3,700,000	4,080,804
6.375% 1/1/15 (MBIA Insured)	Aaa	1,400,000	1,511,216
Du Page County Trans. Rev. 5.25% 1/1/05 (FSA Insured)	Aaa	2,255,000	2,383,152
Du Page Wtr. Commission 5% 3/1/05	Aaa	9,260,000	9,755,595
Illinois Gen. Oblig. First Series 2000, 5.75% 12/1/12 (MBIA Insured)	Aaa	1,000,000	1,103,320
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	A3	3,000,000	3,041,520
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	A2	2,100,000	2,073,750
(Memorial Hosp. Proj.):
7.125% 5/1/10 (Pre-Refunded to 5/1/02 @ 102) (e)	-	900,000	918,000
7.25% 5/1/22 (Pre-Refunded to 5/1/02 @ 102) (e)	-	1,000,000	1,020,000
(Riverside Health Sys. Proj.) 6.8% 11/15/20	A3	1,500,000	1,565,070
Illinois Sales Tax Rev. First Series 2001, 5.5% 6/15/13	Aa2	3,250,000	3,501,745
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	Aaa	1,000,000	1,069,200
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	Aaa	1,000,000	1,038,190
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.) Series A, 0% 12/15/24 (MBIA Insured)	Aaa	3,000,000	837,810
Series A:
0% 6/15/09 (FGIC Insured)	Aaa	1,000,000	734,950
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	65,000	48,053
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Univ. of Illinois Univ. Revs.:
(Auxiliary Facilities Sys. Proj.) Series 2001 A, 5.25% 4/1/09 (AMBAC Insured)	Aaa	$ 1,150,000	$ 1,236,733
0% 4/1/15 (MBIA Insured)	Aaa	3,700,000	1,936,284
			60,870,727
Indiana - 0.8%
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	Aa3	1,500,000	1,476,840
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	Baa2	1,000,000	1,024,630
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	A3	2,000,000	1,864,320
			4,365,790
Iowa - 1.6%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	Aaa	1,870,000	1,958,283
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series B, 5.75% 12/1/07 (d)	Aaa	3,500,000	3,599,470
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	A1	4,000,000	3,510,400
			9,068,153
Kansas - 1.9%
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	Aa2	1,500,000	1,586,985
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	Aaa	2,390,000	2,461,604
5% 12/1/14 (MBIA Insured)	Aaa	500,000	513,145
5.25% 12/1/09 (MBIA Insured)	Aaa	1,420,000	1,517,128
5.25% 12/1/11 (MBIA Insured)	Aaa	1,750,000	1,841,718
Saline County Unified School District #305 Salina:
Series 2001, 5.25% 9/1/10 (FSA Insured)	Aaa	2,065,000	2,235,982
5.5% 9/1/13 (FSA Insured)	Aaa	785,000	857,620
			11,014,182
Kentucky - 2.1%
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.) Series 2001 B, 5% 8/1/10 (FSA Insured)	Aaa	1,700,000	1,811,248
5.625% 9/1/13	Aa3	2,170,000	2,363,456
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Kentucky - continued
Kentucky Property & Bldgs. Commission Revs.: - continued
5.625% 9/1/14	Aa3	$ 1,500,000	$ 1,619,565
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	Aaa	6,050,000	6,342,639
			12,136,908
Maine - 1.4%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	Aaa	8,000,000	8,366,160
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,015,000	1,118,632
5.75% 7/1/13 (Escrowed to Maturity) (e)	-	1,665,000	1,834,997
			2,953,629
Massachusetts - 4.0%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	Aa2	2,000,000	1,925,740
Series A:
5.375% 3/1/19	Aa2	1,000,000	1,023,520
5.75% 3/1/26 (FGIC Insured)	Aa2	2,000,000	2,088,040
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/11	Aa3	3,000,000	3,333,960
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Hebrew Rehab. Ctr. for Aged Proj.) Series C, 5.25% 7/1/17	A	2,000,000	1,937,860
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	Aaa	500,000	500,165
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.7% 12/1/03	BBB	1,000,000	953,680
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	A+	800,000	618,008
0% 8/1/10	A+	4,500,000	3,097,305
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	Aaa	$ 10,000	$ 10,556
Massachusetts Wtr. Resource Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	Aaa	7,000,000	7,306,320
			22,795,154
Michigan - 1.9%
Detroit Wtr. Supply Sys. Rev. Series 2001 A:
5.25% 7/1/33 (FGIC Insured)	Aaa	2,000,000	1,985,200
5.75% 7/1/28 (FGIC Insured)	Aaa	1,000,000	1,059,620
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	Aaa	1,000,000	1,016,740
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	Aaa	1,000,000	1,023,420
Michigan Hosp. Fin. Auth. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	A1	2,000,000	1,866,140
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	Aa3	2,310,000	2,565,394
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	Aaa	1,500,000	1,513,350
			11,029,864
Minnesota - 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	Aaa	1,800,000	1,729,854
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (d)	Aa1	1,480,000	1,533,976
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	AA	1,500,000	1,523,490
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	Aaa	2,000,000	2,100,820
			6,888,140
Nevada - 0.8%
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A:
6% 6/15/10	BBB+	1,500,000	1,541,055
6.1% 6/15/14	BBB+	1,000,000	1,019,670
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Nevada - continued
Nevada Gen. Oblig. (Colorado River Commission Proj.) 5.375% 10/1/09 (FSA Insured) (b)	Aaa	$ 1,000,000	$ 1,075,520
Washoe County Gen. Oblig. (Reno-Convention Ctr. Proj.) Series A, 6.4% 7/1/29 (FSA Insured) (Pre-Refunded to 1/1/10 @ 100) (e)	Aaa	1,000,000	1,157,670
			4,793,915
New Jersey - 0.7%
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured)	Aaa	2,000,000	2,193,440
North Hudson Swr. Auth. Swr. Rev. 5.25% 8/1/17 (FGIC Insured) (b)	Aaa	2,000,000	2,072,780
			4,266,220
New Mexico - 1.5%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	Aaa	3,970,000	4,439,770
6.75% 7/1/09 (AMBAC Insured) (d)	Aaa	450,000	517,599
6.75% 7/1/11 (AMBAC Insured) (d)	Aaa	1,805,000	2,099,648
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	Aaa	1,400,000	1,484,056
			8,541,073
New York - 12.7%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured)	Aaa	500,000	499,940
Series A:
5.625% 7/1/27 (MBIA Insured)	Aaa	2,000,000	2,062,100
6.125% 7/1/29	Baa1	6,750,000	7,151,760
Series B:
4.75% 7/1/26 (FGIC Insured)	Aaa	2,000,000	1,863,940
4.875% 7/1/18 (FGIC Insured)	Aaa	500,000	499,065
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	500,000	501,270
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured)	Aaa	2,565,000	2,532,168
5% 4/1/29 (FSA Insured)	Aaa	2,200,000	2,133,780
5.25% 4/1/26 (MBIA Insured)	Aaa	1,000,000	1,003,300
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13	A3	700,000	779,100
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev.: - continued
(Trans. Facilities Proj.):
Series 7, 5.625% 7/1/16	A3	$ 1,000,000	$ 1,037,580
Series P, 5.75% 7/1/15	A3	1,010,000	1,058,268
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17	A3	1,000,000	1,020,210
5.375% 7/1/21 (FSA Insured)	Aaa	700,000	715,981
Series B, 4.75% 7/1/26 (FGIC Insured)	Aaa	1,000,000	931,970
Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	500,000	507,765
Series C, 4.75% 7/1/16 (FSA Insured)	Aaa	500,000	500,940
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	Aaa	885,000	951,649
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (d)	A3	8,680,000	9,080,148
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series B:
5.75% 6/15/26	Aa2	5,000,000	5,186,300
5.75% 6/15/29	Aa2	5,000,000	5,178,300
5.75% 6/15/29 (MBIA Insured)	Aaa	1,500,000	1,568,745
New York City Transitional Fin. Auth. Rev.:
Series A, 5.75% 8/15/24	Aa2	6,200,000	6,515,952
Series B, 6% 11/15/29	Aa2	1,000,000	1,071,630
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10	A3	500,000	589,510
(State Univ. Edl. Facilities Proj.) 5.95% 5/15/29 (FGIC Insured)	Aaa	5,000,000	5,362,400
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	Aaa	6,150,000	6,421,953
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (State Wtr. Revolving Funds Prog.) Series F:
4.875% 6/15/18	Aaa	1,500,000	1,499,535
4.875% 6/15/20	Aaa	1,300,000	1,274,533
5% 6/15/15	Aaa	700,000	721,707
New York State Envir. Facilities Corp. Poll. Cont. Rev. (State Wtr. Revolving Fund Prog.) Series D, 5.125% 6/15/19	Aaa	1,000,000	1,010,990
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
Triborough Bridge & Tunnel Auth. Revs. Series A, 5.25% 1/1/17	Aa3	$ 1,000,000	$ 1,030,480
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured)	Aaa	500,000	532,890
			72,795,859
North Carolina - 4.6%
Charlotte Wtr. & Swr. Sys. Rev. 5.5% 6/1/12	Aa1	1,000,000	1,103,650
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/05 (MBIA Insured)	Aaa	4,000,000	4,265,400
Series B:
5.875% 1/1/21 (MBIA Insured)	Aaa	3,050,000	3,239,588
6% 1/1/06	Baa3	5,820,000	6,204,236
6% 1/1/14	Baa3	900,000	919,395
7.25% 1/1/07	Baa3	1,000,000	1,123,420
Series C:
5.125% 1/1/03	Baa3	2,700,000	2,741,634
5.25% 1/1/04	Baa3	1,365,000	1,404,940
5.5% 1/1/07	Baa3	700,000	735,126
5.5% 1/1/07 (MBIA Insured)	Aaa	2,000,000	2,177,040
Series D, 6.7% 1/1/19	Baa3	1,115,000	1,192,760
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.9% 1/1/03	Baa1	250,000	255,113
6.25% 1/1/17 (AMBAC Insured)	Aaa	1,150,000	1,201,164
			26,563,466
Ohio - 2.1%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	-	1,005,000	1,011,332
Delaware County Gen. Oblig. 6% 12/1/25	Aa2	1,000,000	1,079,400
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	Aaa	1,000,000	1,060,710
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	Aaa	1,455,000	1,500,614
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (d)	-	3,000,000	3,099,660
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Plain Local School District 6% 12/1/25 (FGIC Insured)	Aaa	$ 2,000,000	$ 2,176,280
Summit County Gen. Oblig. 6% 12/1/21 (FGIC Insured)	Aaa	2,000,000	2,203,080
			12,131,076
Oklahoma - 1.6%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	Aaa	1,000,000	1,071,020
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	Aaa	1,500,000	1,561,515
6% 8/15/19 (MBIA Insured)	Aaa	3,000,000	3,222,900
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	Aaa	3,000,000	3,146,940
			9,002,375
Oregon - 0.6%
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/18	Aa3	1,000,000	1,066,230
5.75% 8/1/19	Aa3	2,080,000	2,200,307
			3,266,537
Pennsylvania - 5.5%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	Aaa	1,000,000	1,075,890
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10 (f)	-	220,000	224,052
Butler County Indl. Dev. Auth. Health Ctr. Rev. (Sherwood Oaks Proj.) 5.75% 6/1/11	A+	3,000,000	3,060,750
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	1,000,000	1,040,590
Series B, 5.75% 12/1/35 (FGIC Insured)	Aaa	1,595,000	1,678,211
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.):
6.8% 11/15/14 (Pre-Refunded to 11/15/04 @ 102) (e)	Baa3	2,865,000	3,141,301
6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (e)	Baa3	1,000,000	1,121,840
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	Aa3	3,500,000	3,669,190
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.):
Series 1992 8.75% 6/1/10 (Pre-Refunded to 6/1/02 @ 102) (e)	Aaa	$ 2,525,000	$ 2,589,665
8.25% 6/1/22 (Escrowed to Maturity) (e)	Aaa	2,210,000	2,505,234
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	A3	2,000,000	1,981,660
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Lafayette College Proj.) 6% 5/1/30	Aa3	3,065,000	3,254,877
(UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/31	A+	800,000	799,664
Philadelphia School District Series 2002 2, 5.5% 2/1/31 (FSA Insured)	Aaa	1,300,000	1,323,803
Tredyffrin-Easttown School District 5.5% 2/15/15 (b)	Aaa	2,010,000	2,137,876
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	Aaa	5,000,000	1,759,900
			31,364,503
Rhode Island - 0.8%
Rhode Island Port Auth. & Economic Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	Aaa	4,000,000	4,720,840
South Carolina - 1.4%
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	A2	1,750,000	1,684,060
5.5% 10/1/31	A2	2,000,000	1,902,560
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series A, 6.25% 1/1/05 (FGIC Insured)	Aaa	1,715,000	1,861,495
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	A	1,000,000	1,060,090
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	Baa2	1,000,000	1,056,670
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	A1	545,000	547,305
			8,112,180
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Tennessee - 0.7%
Metro. Govt. Nashville & Davidson County Elec. Rev. Series A, 0% 5/15/06 (MBIA Insured)	Aaa	$ 1,000,000	$ 866,430
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	Baa1	3,000,000	3,003,330
			3,869,760
Texas - 10.7%
Aldine Independent School District 5.5% 2/15/13	Aaa	3,150,000	3,391,259
Alvin Independent School District 5.75% 8/15/21	Aaa	1,000,000	1,053,880
Comal Independent School District 5.75% 8/1/28	Aaa	2,000,000	2,087,680
Conroe Independent School District Series B, 0% 2/15/09	Aaa	750,000	557,700
Cypress-Fairbanks Independent School District:
5.75% 2/15/08	Aaa	5,000,000	5,503,550
5.75% 2/15/21	Aaa	1,000,000	1,057,730
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/09 (AMBAC Insured)	Aaa	1,430,000	1,573,086
Del Valle Independent School District 5.5% 2/1/09	Aaa	1,205,000	1,313,052
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	Aaa	4,500,000	4,659,570
Garland Independent School District 5.5% 2/15/19	Aaa	2,500,000	2,582,975
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A, 5.5% 2/15/12	AA	1,000,000	1,047,830
Houston Wtr. & Swr. Sys. Rev. Series B, 5.5% 12/1/11 (AMBAC Insured) (b)	Aaa	2,000,000	2,118,880
Hurst Euless Bedford Independent School District 0% 8/15/11	Aaa	1,000,000	653,170
Los Fresnos Independent School District:
5.75% 8/15/13	Aaa	1,040,000	1,139,746
5.75% 8/15/14	Aaa	1,100,000	1,195,128
Mount Pleasant Independent School District 5.5% 2/15/22	Aaa	2,590,000	2,656,615
Northside Independent School District 5.5% 2/15/15	Aaa	2,000,000	2,117,320
Pearland Independent School District 5.875% 2/15/17	Aaa	1,205,000	1,306,136
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Texas - continued
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	Baa1	$ 4,000,000	$ 4,004,480
San Antonio Elec. & Gas Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	Aa1	75,000	82,448
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	1,000,000	931,030
Texas Gen. Oblig. (Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	Aa1	5,000,000	5,046,100
Texas Muni. Pwr. Agcy. Rev. 0% 9/1/11 (AMBAC Insured)	Aaa	5,035,000	3,282,014
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	Aaa	1,000,000	1,124,840
Travis County Series A, 5% 3/1/04	Aaa	2,500,000	2,609,525
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	Aaa	4,000,000	4,294,040
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	Baa1	1,000,000	965,900
Yselta Independent School District 0% 8/15/09	Aaa	4,065,000	2,957,735
			61,313,419
Utah - 2.9%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
0% 7/1/06 (MBIA Insured)	Aaa	2,860,000	2,465,133
6.5% 7/1/09 (AMBAC Insured)	Aaa	365,000	419,626
6.5% 7/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	635,000	739,839
Series B:
5.75% 7/1/16 (MBIA Insured)	Aaa	2,500,000	2,677,750
6% 7/1/16 (MBIA Insured)	Aaa	7,000,000	7,692,370
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/10 (AMBAC Insured)	Aaa	2,000,000	2,167,520
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	-	250,000	256,963
			16,419,201
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	Aaa	1,000,000	1,084,400
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Virginia - 1.0%
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (e)	Aaa	$ 545,000	$ 598,557
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	Aa1	1,965,000	2,072,446
Virginia State Resources Auth. Clean Wtr. Rev.:
5.625% 10/1/22	Aaa	1,250,000	1,303,225
5.75% 10/1/19	Aaa	1,750,000	1,865,413
			5,839,641
Washington - 7.7%
Cowlitz County Pub. Util. District #1 5.25% 9/1/09 (AMBAC Insured)	Aaa	1,000,000	1,081,370
Energy Northwest Elec. Rev. (#1 Proj.):
Series 2001 A, 5.5% 7/1/12 (FSA Insured)	Aaa	2,000,000	2,175,200
Series B, 6% 7/1/17 (MBIA Insured)	Aaa	4,000,000	4,390,640
Grant County Pub. Util. District No. 2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	Aaa	1,715,000	1,769,674
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	Aaa	3,000,000	3,074,820
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	Aaa	1,000,000	1,047,060
Thurston County School District #333 Series B, 0% 12/1/10 (FGIC Insured)	Aaa	4,000,000	2,732,640
Univ. Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	Aaa	3,000,000	3,138,300
Washington Gen. Oblig. Series 2000 A, 5.625% 7/1/24	Aa1	2,000,000	2,050,040
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	3,000,000	3,219,450
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 0% 7/1/06 (MBIA Insured)	Aaa	2,700,000	2,316,492
5.4% 7/1/12	Aa1	16,000,000	16,815,834
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series C, 5.1% 7/1/07	Aa1	500,000	530,035
			44,341,555
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Wisconsin - 1.2%
Fond Du Lac School District 5.75% 4/1/13 (FGIC Insured)	-	$ 1,300,000	$ 1,407,276
Milwaukee County Gen. Oblig. Series A:
0% 12/1/10 (FGIC Insured)	Aaa	3,370,000	2,306,125
0% 12/1/10 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	130,000	89,197
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	BBB+	1,500,000	1,470,510
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	A2	1,500,000	1,477,515
			6,750,623
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $550,618,498)	573,390,339
NET OTHER ASSETS - 0.1%	655,427
NET ASSETS - 100%	$ 574,045,766
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10	3/13/90	$ 220,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	83.8%	AAA, AA, A	76.5%
Baa	9.6%	BBB	12.3%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.7%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	24.4%
Health Care	16.4
Electric Utilities	15.3
Water & Sewer	11.7
Transportation	11.3
Education	5.7
Special Tax	5.6
Others* (individually less than 5%)	9.6
100.0%
*Includes net other assets

Purchases and sales of securities, other than short-term securities, aggregated $56,894,588 and $44,451,572, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,052 or 0% of net assets.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $550,125,320. Net unrealized appreciation aggregated $23,265,019, of which $24,652,239 related to appreciated investment securities and $1,387,220 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $13,179,000 of which $4,384,000, $6,268,000 and $2,527,000 will expire on October 31, 2003, 2004 and 2008, respectively. Of the loss carryforwards expiring on October 31, 2008, $432,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $550,618,498) - See accompanying schedule		$ 573,390,339
Cash		8,292,651
Receivable for investments sold		100,000
Receivable for fund shares sold		1,137,366
Interest receivable		8,856,445
Total assets		591,776,801
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 14,439,670
Payable for fund shares redeemed	2,071,277
Distributions payable	780,828
Accrued management fee	178,543
Distribution fees payable	184,630
Other payables and accrued expenses	76,087
Total liabilities		17,731,035
Net Assets		$ 574,045,766
Net Assets consist of:
Paid in capital		$ 563,003,696
Undistributed net investment income		57,792
Accumulated undistributed net realized gain (loss) on investments		(11,787,563)
Net unrealized appreciation (depreciation) on investments		22,771,841
Net Assets		$ 574,045,766

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($57,236,846 ÷ 4,580,459 shares)	$ 12.50
Maximum offering price per share (100/95.25 of $12.50)	$ 13.12
Class T: Net Asset Value and redemption price per share ($352,090,796 ÷ 28,128,809 shares)	$ 12.52
Maximum offering price per share (100/96.50 of $12.52)	$ 12.97
Class B: Net Asset Value and offering price per share ($92,446,938 ÷ 7,412,042 shares) A	$ 12.47
Class C: Net Asset Value and offering price per share ($42,607,036 ÷ 3,405,073 shares) A	$ 12.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($29,664,150 ÷ 2,381,155 shares)	$ 12.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 14,478,367
Expenses
Management fee	$ 1,067,145
Transfer agent fees	258,319
Distribution fees	1,090,509
Accounting fees and expenses	87,760
Non-interested trustees' compensation	969
Custodian fees and expenses	4,868
Registration fees	51,329
Audit	17,374
Legal	4,963
Miscellaneous	54,928
Total expenses before reductions	2,638,164
Expense reductions	(79,591)	2,558,573
Net investment income (loss)		11,919,794
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,485,009
Change in net unrealized appreciation (depreciation) on investment securities		(10,528,182)
Net gain (loss)		(9,043,173)
Net increase (decrease) in net assets resulting from operations		$ 2,876,621

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,919,794	$ 22,711,378
Net realized gain (loss)	1,485,009	3,114,371
Change in net unrealized appreciation (depreciation)	(10,528,182)	24,173,285
Net increase (decrease) in net assets resulting from operations	2,876,621	49,999,034
Distributions to shareholders from net investment income	(11,861,650)	(22,629,135)
Share transactions - net increase (decrease)	16,087,041	81,821,074
Total increase (decrease) in net assets	7,102,012	109,190,973
Net Assets
Beginning of period	566,943,754	457,752,781
End of period (including undistributed net investment income of $57,792 and undistributed net investment income of $35,394, respectively)	$ 574,045,766	$ 566,943,754

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.700	$ 12.020	$ 11.690	$ 12.540	$ 12.150	$ 11.740
Income from Investment Operations
Net investment income (loss)	.278 E, G	.584 E	.591 E	.567	.571	.583 E
Net realized and unrealized gain (loss)	(.201) G	.679	.337	(.850)	.390	.445
Total from investment operations	.077	1.263	.928	(.283)	.961	1.028
Distributions from net investment income	(.277)	(.583)	(.598)	(.567)	(.571)	(.616)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.277)	(.583)	(.598)	(.567)	(.571)	(.618)
Net asset value, end of period	$ 12.500	$ 12.700	$ 12.020	$ 11.690	$ 12.540	$ 12.150
Total Return B, C, D	0.63%	10.72%	8.17%	(2.36)%	8.07%	9.02%
Ratios to Average Net Assets F
Expenses before expense reductions	.71% A	.69%	.72%	.72%	.90%	2.15%
Expenses net of voluntary waivers, if any	.71% A	.69%	.72%	.72%	.90%	.90%
Expenses net of all reductions	.68% A	.62%	.72%	.72%	.90%	.90%
Net investment income (loss)	4.49% A, G	4.70%	5.02%	4.62%	4.57%	4.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,237	$ 46,796	$ 22,780	$ 10,722	$ 6,721	$ 3,755
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.47%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.720	$ 12.040	$ 11.700	$ 12.560	$ 12.150	$ 11.760
Income from Investment Operations
Net investment income (loss)	.273 E, G	.572 E	.583 E	.555	.571	.597 E
Net realized and unrealized gain (loss)	(.202) G	.679	.343	(.860)	.410	.407
Total from investment operations	.071	1.251	.926	(.305)	.981	1.004
Distributions from net investment income	(.271)	(.571)	(.586)	(.555)	(.571)	(.612)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.271)	(.571)	(.586)	(.555)	(.571)	(.614)
Net asset value, end of period	$ 12.520	$ 12.720	$ 12.040	$ 11.700	$ 12.560	$ 12.150
Total Return B, C, D	0.58%	10.59%	8.14%	(2.53)%	8.15%	8.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.80% A	.79%	.81%	.81%	.87%	.89%
Expenses net of voluntary waivers, if any	.80% A	.79%	.81%	.81%	.87%	.89%
Expenses net of all reductions	.78% A	.72%	.81%	.81%	.87%	.89%
Net investment income (loss)	4.39% A, G	4.60%	4.93%	4.51%	4.62%	5.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 352,091	$ 369,295	$ 340,959	$ 329,926	$ 380,325	$ 392,075
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.37%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.670	$ 12.000	$ 11.670	$ 12.530	$ 12.130	$ 11.740
Income from Investment Operations
Net investment income (loss)	.231 E, G	.489 E	.504 E	.476	.491	.515 E
Net realized and unrealized gain (loss)	(.200) G	.671	.336	(.860)	.400	.416
Total from investment operations	.031	1.160	.840	(.384)	.891	.931
Distributions from net investment income	(.231)	(.490)	(.510)	(.476)	(.491)	(.539)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.231)	(.490)	(.510)	(.476)	(.491)	(.541)
Net asset value, end of period	$ 12.470	$ 12.670	$ 12.000	$ 11.670	$ 12.530	$ 12.130
Total Return B, C, D	0.26%	9.83%	7.38%	(3.16)%	7.47%	8.15%
Ratios to Average Net Assets F
Expenses before expense reductions	1.46% A	1.43%	1.46%	1.46%	1.53%	1.56%
Expenses net of voluntary waivers, if any	1.46% A	1.43%	1.46%	1.46%	1.53%	1.56%
Expenses net of all reductions	1.43% A	1.37%	1.46%	1.46%	1.53%	1.56%
Net investment income (loss)	3.74% A,G	3.95%	4.28%	3.88%	3.96%	4.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,447	$ 91,687	$ 68,571	$ 63,464	$ 55,032	$ 41,024
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 3.72%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 12.710	$ 12.040	$ 11.700	$ 12.560	$ 12.130
Income from Investment Operations
Net investment income (loss)	.225 E, H	.478 E	.493 E	.465	.455
Net realized and unrealized gain (loss)	(.201) H	.669	.345	(.860)	.430
Total from investment operations	.024	1.147	.838	(.395)	.885
Distributions from net investment income	(.224)	(.477)	(.498)	(.465)	(.455)
Net asset value, end of period	$ 12.510	$ 12.710	$ 12.040	$ 11.700	$ 12.560
Total Return B, C, D	0.21%	9.69%	7.34%	(3.24)%	7.41%
Ratios to Average Net Assets G
Expenses before expense reductions	1.56% A	1.53%	1.56%	1.56%	2.06% A
Expenses net of voluntary waivers, if any	1.56% A	1.53%	1.56%	1.56%	1.75% A
Expenses net of all reductions	1.53% A	1.47%	1.56%	1.56%	1.75% A
Net investment income (loss)	3.64% A, H	3.85%	4.18%	3.79%	3.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,607	$ 37,324	$ 17,120	$ 13,071	$ 7,031
Portfolio turnover rate	16% A	16%	39%	23%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 3.62%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.660	$ 11.980	$ 11.650	$ 12.510	$ 12.120	$ 11.720
Income from Investment Operations
Net investment income (loss)	.285 D,F	.598 D	.604 D	.584	.592	.609 D
Net realized and unrealized gain (loss)	(.199) F	.682	.339	(.860)	.390	.464
Total from investment operations	.086	1.280	.943	(.276)	.982	1.073
Distributions from net investment income	(.286)	(.600)	(.613)	(.584)	(.592)	(.671)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.286)	(.600)	(.613)	(.584)	(.592)	(.673)
Net asset value, end of period	$ 12.460	$ 12.660	$ 11.980	$ 11.650	$ 12.510	$ 12.120
Total Return B, C	0.71%	10.91%	8.34%	(2.31)%	8.28%	9.44%
Ratios to Average Net Assets E
Expenses before expense reductions	.56% A	.54%	.61%	.60%	.98%	1.95%
Expenses net of voluntary waivers, if any	.56% A	.54%	.61%	.60%	.75%	.75%
Expenses net of all reductions	.54% A	.48%	.61%	.60%	.75%	.75%
Net investment income (loss)	4.64% A, F	4.84%	5.13%	4.75%	4.75%	5.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,664	$ 21,842	$ 8,324	$ 3,431	$ 3,741	$ 1,511
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.61%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $427,792 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income by $65,387 and decrease net unrealized appreciation/depreciation by $65,387. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued

Semiannual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .38% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fee, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 38,938	$ 609
Class T	0%	.25%	445,755	10,399
Class B	.65%	.25%	409,945	297,159
Class C	.75%	.25%	195,871	97,480
			$ 1,090,509	$ 405,647

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 66,169	$ 31,748
Class T	58,026	27,234
Class B	114,680	114,680*
Class C	12,488	12,488*
	$ 251,363	$ 186,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 24,216	.09*
Class T	162,378	.09*
Class B	41,088	.09*
Class C	17,514	.09*
Institutional Class	13,123	.10*
	$ 258,319

*Annualized

Citibank also has a sub-contract with Fidelity Service Company, Inc. (FSC) an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and each class' tranfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $4,788 and $67,927, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 653
Class T	4,046
Class B	1,374
Class C	619
Institutional Class	184
$ 6,876

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

From net investment income	Six months ended April 30, 2002	Year ended October 31, 2001
Class A	$ 1,150,115	$ 1,659,582
Class T	7,731,854	16,091,362
Class B	1,684,295	3,157,699
Class C	700,048	990,993
Institutional Class	595,338	729,499
Total	$ 11,861,650	$ 22,629,135

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30, 2002	Year ended October 31, 2001	Six months ended April 30, 2002	Year ended October 31, 2001
Class A Shares sold	1,340,474	5,496,559	$ 16,735,097	$ 67,885,667
Reinvestment of distributions	56,713	85,512	706,374	1,065,263
Shares redeemed	(502,214)	(3,791,075)	(6,266,647)	(46,845,388)
Net increase (decrease)	894,973	1,790,996	$ 11,174,824	$ 22,105,542
Class T Shares sold	3,056,085	7,894,371	$ 38,208,576	$ 98,451,871
Reinvestment of distributions	395,258	812,517	4,931,670	10,115,157
Shares redeemed	(4,359,122)	(7,992,038)	(54,550,054)	(99,491,394)
Net increase (decrease)	(907,779)	714,850	$ (11,409,808)	$ 9,075,634
Class B Shares sold	1,164,743	3,413,116	$ 14,534,806	$ 42,441,927
Reinvestment of distributions	77,053	142,698	957,873	1,772,228
Shares redeemed	(1,064,011)	(2,033,846)	(13,224,080)	(25,210,901)
Net increase (decrease)	177,785	1,521,968	$ 2,268,599	$ 19,003,254
Class C Shares sold	852,745	1,882,683	$ 10,669,924	$ 23,461,023
Reinvestment of distributions	36,332	54,752	453,110	683,330
Shares redeemed	(419,664)	(423,934)	(5,244,616)	(5,282,147)
Net increase (decrease)	469,413	1,513,501	$ 5,878,418	$ 18,862,206
Institutional Class Shares sold	1,862,774	1,515,004	$ 23,173,217	$ 18,775,525
Reinvestment of distributions	9,089	13,249	112,884	164,443
Shares redeemed	(1,216,032)	(497,630)	(15,111,093)	(6,165,530)
Net increase (decrease)	655,831	1,030,623	$ 8,175,008	$ 12,774,438

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
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Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
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Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
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Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
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Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

HIM-SANN-0602 157197
1.703467.104

Fidelity® Advisor

Municipal Income Fund -

Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Municipal Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Municipal Income - Inst CL	0.71%	6.68%	36.40%	87.33%
LB 3 Plus Year Municipal Bond	1.05%	7.24%	37.73%	n/a*
General Municipal Debt Funds Average	0.39%	6.07%	29.11%	79.66%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 285 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - Inst CL	6.68%	6.40%	6.48%
LB 3 Plus Year Municipal Bond	7.24%	6.61%	n/a*
General Municipal Debt Funds Average	6.07%	5.23%	6.02%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Semiannual Report

Fidelity Advisor Municipal Income Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Institutional Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $18,733 - an 87.33% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,332 - a 93.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.29%	5.23%	5.51%	4.56%	5.06%	6.01%
Capital returns	-1.58%	5.68%	2.83%	-6.87%	3.22%	3.43%
Total returns	0.71%	10.91%	8.34%	-2.31%	8.28%	9.44%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.75¢	28.59¢	58.55¢
Annualized dividend rate	4.67%	4.63%	4.70%
30-day annualized yield	4.26%	-	-
30-day annualized tax-equivalent yield	6.55%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $12.39 over the past one month, $12.44 over the past six months, and $12.46 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Tax-free municipal bonds outdistanced the performance of most other investment-grade bond categories during the six-month period ending April 30, 2002. The muni bond market got off to a rocky start, posting subpar returns in both November and December of 2001. A rebounding economy and recovering equity markets led to speculation that the Federal Reserve Board would end its aggressive easing bias and look to raise short-term interest rates in the coming months, a scenario that's typically unfavorable for muni bond performance. However, a number of accounting scandals soon hovered over the equity markets and clouded the near-term outlook for corporate earnings, and municipal bond prices snapped back in the first two months of the new year, recording strong gains in January and February. Then, after another downward blip in March, munis put up their best monthly performance of the six-month period in April, as the U.S. unemployment rate jumped to 6% - its highest level in nearly eight years - and investors turned once again to munis as a hedge against the economic turmoil. For the overall six-month period ending April 30, 2002, the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 1.11%, significantly outperforming the proxy for the taxable bond market - the Lehman Brothers Aggregate Bond Index - which declined 0.01%.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended April 30, 2002, the fund's Institutional Class shares had a total return of 0.71%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 0.39% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 3 Plus Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 1.05%. For the 12-month period that ended April 30, 2002, the fund returned 6.68%, while the Lipper average returned 6.07% and the Lehman Brothers index gained 7.24%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What factors drove the fund's performance during the past six months?

A. It was a difficult and volatile period for the municipal market due to changing expectations about the economy, inflation, interest rates and the stock market. In November and December 2001, investors began to anticipate an economic recovery, sending bond prices lower and fueling demand for stocks. Negative bond sentiment continued into the first quarter, although munis outperformed most taxable bonds as investors sought out relatively high tax-free income. The fact that municipals had become so cheap in the first quarter helped provide the underpinnings for strong municipal performance in March. Munis performed well again in April as international concerns mounted and the pace of the economic recovery was questioned.

Q. What strategies helped the fund's performance?

A. My focus on securities that offered better value relative to other bonds definitely helped. I often took advantage of market aberrations - in large part a function of heightened volatility and changing views on the strength of the economy - to buy bonds that had come under pressure when their maturity, structure or sector temporarily fell out of favor. The past months - marked by dramatic shifts in market sentiment - demonstrate how uncertain and volatile "market timing" strategies can be and also underscore the importance of valuation strategies.

Q. What other factors worked in the fund's favor?

A. My decision to maintain a below-market weighting in bonds issued by the states of California and New York also helped. Municipal bonds in both states came under pressure due to the looming prospects of a large amount of additional bonds being issued. California may face an additional supply of about $10 billion-$15 billion in municipal power bonds in the next year, while New York is expected to increase its issuance to make up for lower revenues, increased spending, budget shortfalls and aid to New York City.

Q. What strategies didn't work out as well as you hoped?

A. The fund's underweighting in below-investment-grade bonds - which occasionally posted strong gains - hurt performance at times. The relatively high levels of income these bonds pay helped cushion them in periods when fears of higher interest rates were on the rise. Despite short-term bouts of outperformance by lower-quality, higher-yielding bonds, I chose to focus on high-quality bonds because I didn't feel that lower-quality securities offered enough additional yield given their potential for default and loss of principal.

Semiannual Report

Q. What's your outlook for the municipal market?

A. In my view, recent volatility has presented investors with more good investments at attractive values than there were six months or a year ago. While the potential for higher short-term interest rates may weigh on the market from time to time, it's important to remember that many intermediate- and long-term municipal bond yields never really fell that much when interest rates were declining in 2001. As a result, I wouldn't expect their yields to rise that much - or their prices to decline substantially - if we were to see somewhat higher interest rates in the near future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high current yield exempt from federal income tax

Start date: September 16, 1987

Size: as of April 30, 2002, more than $574 million

Manager: Christine Thompson, since 1998; joined Fidelity in 1985

3

Christine Thompson on state finances:

"Throughout the past six months, I maintained a relatively small weighting - compared to the municipal market overall - in general obligation bonds (GOs) issued by states. These bonds are backed by economically sensitive sales, income and other taxes. Last year's economic downturn initially hit manufacturing states in the Midwest and South the hardest. Subsequently, states that heavily rely on personal income tax revenue - including California, Connecticut, Massachusetts and New York - were hurt by the stock market decline, which effectively lowered personal income tax receipts. In years when the stock market rose, those states experienced significant growth in income tax revenues from capital gains, the exercising of stock options and bonuses. Unfortunately, state expenditures kept pace with that growth. Toward the end of last year, states such as Florida and Nevada - which rely on sales tax revenues - were hurt when people shopped and traveled less after September 11. As revenue pressures have risen, spending pressures have intensified. Health care spending rose, reflecting higher Medicaid costs and a growing population of Medicaid beneficiaries. On top of that states faced increased expenditures for security. Because of these challenges, I emphasized GOs issued by local municipal entities, whose revenues are backed by less economically sensitive property and other taxes."

Semiannual Report

Investment Changes

Top Five States as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
New York	12.7	13.1
Texas	10.7	7.7
Illinois	10.6	9.6
Washington	7.7	7.2
Pennsylvania	5.5	4.5
Top Five Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	24.4	21.4
Health Care	16.4	16.3
Electric Utilities	15.3	14.6
Water & Sewer	11.7	11.2
Transportation	11.3	12.0
Average Years to Maturity as of April 30, 2002
		6 months ago
Years	15.3	15.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	7.3	7.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of April 30, 2002 As of October 31, 2001

Aaa 60.6%	Aaa 58.0%
Aa, A 25.5%	Aa, A 26.6%
Baa 12.2%	Baa 11.8%
Ba and Below 0.0%	Ba and Below 0.1%
Not Rated 1.7%	Not Rated 2.5%
Short-term Investments 0.0%	Short-term Investments 1.0%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 99.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Alabama - 0.5%
Birmingham Gen. Oblig. Series 2001 B, 5% 7/1/05 (FSA Insured)	Aaa	$ 1,515,000	$ 1,604,733
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	Aaa	1,000,000	1,042,970
			2,647,703
Alaska - 1.5%
Alaska Hsg. Fin. Corp. Series A, 5.4% 12/1/13	Aa2	5,490,000	5,559,778
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.25% 7/1/07 (AMBAC Insured) (d)	Aaa	1,500,000	1,585,695
5.45% 7/1/09 (AMBAC Insured) (d)	Aaa	1,500,000	1,570,290
			8,715,763
Arizona - 1.8%
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	Aaa	1,300,000	1,338,246
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 4.1% 7/1/03	Baa2	4,495,000	4,513,564
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07 (b)	Aa1	1,050,000	1,140,290
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/08 (FGIC Insured)	Aaa	1,630,000	1,787,262
5.5% 7/1/14 (FGIC Insured)	Aaa	1,570,000	1,707,595
			10,486,957
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	Aaa	1,000,000	1,000,050
California - 3.1%
California Gen. Oblig. 5.5% 3/1/11	A1	3,500,000	3,809,260
California Hsg. Fin. Agcy. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (d)	Aaa	410,000	410,767
Series R, 5.35% 8/1/07 (MBIA Insured) (d)	Aaa	1,000,000	1,056,450
California Univ. Rev. Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	Aaa	1,000,000	1,078,650
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	BBB	4,500,000	4,706,775
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	Aa3	4,000,000	3,854,120
Los Angeles Hbr. Dept. Rev. Series A, 5.5% 8/1/10 (AMBAC Insured) (a)(b)(d)	Aaa	1,000,000	1,088,480
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
California - continued
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	BBB-	$ 500,000	$ 540,305
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/02	BBB-	1,000,000	1,005,900
6.5% 7/1/08	BBB-	300,000	333,795
			17,884,502
Colorado - 4.4%
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	Aaa	3,620,000	677,302
Arapahoe County School District #5 Cherry Creek 6% 12/15/15	Aa1	1,250,000	1,377,463
Colorado Health Facilities Auth. Rev.:
(Nat'l. Benevolent Assoc. Proj.) Series A, 6.5% 6/1/25	Baa2	1,360,000	1,337,342
6.25% 2/1/04	Baa2	100,000	104,677
6.625% 2/1/13	Baa2	6,500,000	6,731,530
6.625% 2/1/13 (Pre-Refunded to 2/1/03 @ 102) (e)	Baa2	400,000	421,684
6.625% 2/1/22	Baa2	3,800,000	3,905,602
6.625% 2/1/22 (Pre-Refunded to 2/1/03 @ 102) (e)	Baa2	200,000	210,842
Colorado Springs Arpt. Rev. Series C:
0% 1/1/06 (MBIA Insured)	Aaa	1,405,000	1,231,623
0% 1/1/08 (MBIA Insured)	Aaa	870,000	689,171
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	Aaa	1,610,000	1,772,980
5.625% 9/1/14	Aaa	1,745,000	1,907,599
Denver City & County Arpt. Rev. Series A, 7.5% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (d)(e)	Aaa	430,000	489,499
Douglas County School District Series B, 5.75% 12/15/16 (FSA Insured)	Aaa	2,775,000	3,034,601
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	Aaa	1,200,000	1,279,308
			25,171,223
Connecticut - 0.5%
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	BBB	3,350,000	3,005,888
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
District Of Columbia - 2.0%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	$ 150,000	$ 167,969
Series B, 5.25% 6/1/26 (FSA Insured)	Aaa	6,000,000	5,919,540
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	Aaa	1,000,000	1,055,810
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	Aaa	2,000,000	2,187,060
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	Aaa	2,500,000	2,479,950
			11,810,329
Florida - 2.7%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (d)	Aaa	5,000,000	5,375,250
Florida Board of Ed. Pub. Ed. Series D, 5% 6/1/08	Aa2	1,000,000	1,067,780
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) Series 2001 A, 6% 11/15/31	Baa1	1,000,000	1,007,420
Palm Beach County School District 5% 8/1/07 (MBIA Insured) (b)	Aaa	4,665,000	4,986,932
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/08 (AMBAC Insured)	Aaa	1,145,000	1,222,608
Tampa Florida Guaranteed Entitlement Rev. 6% 10/1/08 (AMBAC Insured)	Aaa	1,500,000	1,682,460
			15,342,450
Georgia - 0.2%
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	Aaa	1,000,000	1,075,330
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2001, 5.5% 7/1/06 (FGIC Insured) (d)	Aaa	1,490,000	1,584,794
Illinois - 10.6%
Central Lake County Joint Action Wtr. Agcy. Interim Wtr. Rev. 0% 5/1/07 (MBIA Insured)	Aaa	2,185,000	1,799,806
Chicago Board of Ed. (Chicago School Reform Proj.) 5.75% 12/1/27 (AMBAC Insured)	Aaa	13,855,000	14,432,615
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/16 (FGIC Insured)	Aaa	2,520,000	1,244,956
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gen. Oblig.: - continued
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	Aaa	$ 1,400,000	$ 1,507,198
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.5% 12/1/12	Aaa	2,000,000	2,199,680
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	Aaa	1,500,000	1,509,015
Series B, 6% 1/1/09 (MBIA Insured) (d)	Aaa	300,000	322,065
Chicago O'Hare Int'l. Arpt. Rev. Series A:
6.25% 1/1/09 (AMBAC Insured) (d)	Aaa	3,700,000	4,080,804
6.375% 1/1/15 (MBIA Insured)	Aaa	1,400,000	1,511,216
Du Page County Trans. Rev. 5.25% 1/1/05 (FSA Insured)	Aaa	2,255,000	2,383,152
Du Page Wtr. Commission 5% 3/1/05	Aaa	9,260,000	9,755,595
Illinois Gen. Oblig. First Series 2000, 5.75% 12/1/12 (MBIA Insured)	Aaa	1,000,000	1,103,320
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	A3	3,000,000	3,041,520
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	A2	2,100,000	2,073,750
(Memorial Hosp. Proj.):
7.125% 5/1/10 (Pre-Refunded to 5/1/02 @ 102) (e)	-	900,000	918,000
7.25% 5/1/22 (Pre-Refunded to 5/1/02 @ 102) (e)	-	1,000,000	1,020,000
(Riverside Health Sys. Proj.) 6.8% 11/15/20	A3	1,500,000	1,565,070
Illinois Sales Tax Rev. First Series 2001, 5.5% 6/15/13	Aa2	3,250,000	3,501,745
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	Aaa	1,000,000	1,069,200
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	Aaa	1,000,000	1,038,190
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.) Series A, 0% 12/15/24 (MBIA Insured)	Aaa	3,000,000	837,810
Series A:
0% 6/15/09 (FGIC Insured)	Aaa	1,000,000	734,950
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	65,000	48,053
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Univ. of Illinois Univ. Revs.:
(Auxiliary Facilities Sys. Proj.) Series 2001 A, 5.25% 4/1/09 (AMBAC Insured)	Aaa	$ 1,150,000	$ 1,236,733
0% 4/1/15 (MBIA Insured)	Aaa	3,700,000	1,936,284
			60,870,727
Indiana - 0.8%
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	Aa3	1,500,000	1,476,840
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	Baa2	1,000,000	1,024,630
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	A3	2,000,000	1,864,320
			4,365,790
Iowa - 1.6%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	Aaa	1,870,000	1,958,283
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series B, 5.75% 12/1/07 (d)	Aaa	3,500,000	3,599,470
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	A1	4,000,000	3,510,400
			9,068,153
Kansas - 1.9%
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	Aa2	1,500,000	1,586,985
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	Aaa	2,390,000	2,461,604
5% 12/1/14 (MBIA Insured)	Aaa	500,000	513,145
5.25% 12/1/09 (MBIA Insured)	Aaa	1,420,000	1,517,128
5.25% 12/1/11 (MBIA Insured)	Aaa	1,750,000	1,841,718
Saline County Unified School District #305 Salina:
Series 2001, 5.25% 9/1/10 (FSA Insured)	Aaa	2,065,000	2,235,982
5.5% 9/1/13 (FSA Insured)	Aaa	785,000	857,620
			11,014,182
Kentucky - 2.1%
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.) Series 2001 B, 5% 8/1/10 (FSA Insured)	Aaa	1,700,000	1,811,248
5.625% 9/1/13	Aa3	2,170,000	2,363,456
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Kentucky - continued
Kentucky Property & Bldgs. Commission Revs.: - continued
5.625% 9/1/14	Aa3	$ 1,500,000	$ 1,619,565
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	Aaa	6,050,000	6,342,639
			12,136,908
Maine - 1.4%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	Aaa	8,000,000	8,366,160
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,015,000	1,118,632
5.75% 7/1/13 (Escrowed to Maturity) (e)	-	1,665,000	1,834,997
			2,953,629
Massachusetts - 4.0%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	Aa2	2,000,000	1,925,740
Series A:
5.375% 3/1/19	Aa2	1,000,000	1,023,520
5.75% 3/1/26 (FGIC Insured)	Aa2	2,000,000	2,088,040
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/11	Aa3	3,000,000	3,333,960
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Hebrew Rehab. Ctr. for Aged Proj.) Series C, 5.25% 7/1/17	A	2,000,000	1,937,860
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	Aaa	500,000	500,165
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.7% 12/1/03	BBB	1,000,000	953,680
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	A+	800,000	618,008
0% 8/1/10	A+	4,500,000	3,097,305
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	Aaa	$ 10,000	$ 10,556
Massachusetts Wtr. Resource Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	Aaa	7,000,000	7,306,320
			22,795,154
Michigan - 1.9%
Detroit Wtr. Supply Sys. Rev. Series 2001 A:
5.25% 7/1/33 (FGIC Insured)	Aaa	2,000,000	1,985,200
5.75% 7/1/28 (FGIC Insured)	Aaa	1,000,000	1,059,620
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	Aaa	1,000,000	1,016,740
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	Aaa	1,000,000	1,023,420
Michigan Hosp. Fin. Auth. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	A1	2,000,000	1,866,140
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	Aa3	2,310,000	2,565,394
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	Aaa	1,500,000	1,513,350
			11,029,864
Minnesota - 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	Aaa	1,800,000	1,729,854
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (d)	Aa1	1,480,000	1,533,976
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	AA	1,500,000	1,523,490
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	Aaa	2,000,000	2,100,820
			6,888,140
Nevada - 0.8%
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A:
6% 6/15/10	BBB+	1,500,000	1,541,055
6.1% 6/15/14	BBB+	1,000,000	1,019,670
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Nevada - continued
Nevada Gen. Oblig. (Colorado River Commission Proj.) 5.375% 10/1/09 (FSA Insured) (b)	Aaa	$ 1,000,000	$ 1,075,520
Washoe County Gen. Oblig. (Reno-Convention Ctr. Proj.) Series A, 6.4% 7/1/29 (FSA Insured) (Pre-Refunded to 1/1/10 @ 100) (e)	Aaa	1,000,000	1,157,670
			4,793,915
New Jersey - 0.7%
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured)	Aaa	2,000,000	2,193,440
North Hudson Swr. Auth. Swr. Rev. 5.25% 8/1/17 (FGIC Insured) (b)	Aaa	2,000,000	2,072,780
			4,266,220
New Mexico - 1.5%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	Aaa	3,970,000	4,439,770
6.75% 7/1/09 (AMBAC Insured) (d)	Aaa	450,000	517,599
6.75% 7/1/11 (AMBAC Insured) (d)	Aaa	1,805,000	2,099,648
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	Aaa	1,400,000	1,484,056
			8,541,073
New York - 12.7%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured)	Aaa	500,000	499,940
Series A:
5.625% 7/1/27 (MBIA Insured)	Aaa	2,000,000	2,062,100
6.125% 7/1/29	Baa1	6,750,000	7,151,760
Series B:
4.75% 7/1/26 (FGIC Insured)	Aaa	2,000,000	1,863,940
4.875% 7/1/18 (FGIC Insured)	Aaa	500,000	499,065
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	500,000	501,270
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured)	Aaa	2,565,000	2,532,168
5% 4/1/29 (FSA Insured)	Aaa	2,200,000	2,133,780
5.25% 4/1/26 (MBIA Insured)	Aaa	1,000,000	1,003,300
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13	A3	700,000	779,100
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev.: - continued
(Trans. Facilities Proj.):
Series 7, 5.625% 7/1/16	A3	$ 1,000,000	$ 1,037,580
Series P, 5.75% 7/1/15	A3	1,010,000	1,058,268
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17	A3	1,000,000	1,020,210
5.375% 7/1/21 (FSA Insured)	Aaa	700,000	715,981
Series B, 4.75% 7/1/26 (FGIC Insured)	Aaa	1,000,000	931,970
Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	500,000	507,765
Series C, 4.75% 7/1/16 (FSA Insured)	Aaa	500,000	500,940
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	Aaa	885,000	951,649
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (d)	A3	8,680,000	9,080,148
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series B:
5.75% 6/15/26	Aa2	5,000,000	5,186,300
5.75% 6/15/29	Aa2	5,000,000	5,178,300
5.75% 6/15/29 (MBIA Insured)	Aaa	1,500,000	1,568,745
New York City Transitional Fin. Auth. Rev.:
Series A, 5.75% 8/15/24	Aa2	6,200,000	6,515,952
Series B, 6% 11/15/29	Aa2	1,000,000	1,071,630
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10	A3	500,000	589,510
(State Univ. Edl. Facilities Proj.) 5.95% 5/15/29 (FGIC Insured)	Aaa	5,000,000	5,362,400
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	Aaa	6,150,000	6,421,953
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (State Wtr. Revolving Funds Prog.) Series F:
4.875% 6/15/18	Aaa	1,500,000	1,499,535
4.875% 6/15/20	Aaa	1,300,000	1,274,533
5% 6/15/15	Aaa	700,000	721,707
New York State Envir. Facilities Corp. Poll. Cont. Rev. (State Wtr. Revolving Fund Prog.) Series D, 5.125% 6/15/19	Aaa	1,000,000	1,010,990
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
Triborough Bridge & Tunnel Auth. Revs. Series A, 5.25% 1/1/17	Aa3	$ 1,000,000	$ 1,030,480
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured)	Aaa	500,000	532,890
			72,795,859
North Carolina - 4.6%
Charlotte Wtr. & Swr. Sys. Rev. 5.5% 6/1/12	Aa1	1,000,000	1,103,650
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/05 (MBIA Insured)	Aaa	4,000,000	4,265,400
Series B:
5.875% 1/1/21 (MBIA Insured)	Aaa	3,050,000	3,239,588
6% 1/1/06	Baa3	5,820,000	6,204,236
6% 1/1/14	Baa3	900,000	919,395
7.25% 1/1/07	Baa3	1,000,000	1,123,420
Series C:
5.125% 1/1/03	Baa3	2,700,000	2,741,634
5.25% 1/1/04	Baa3	1,365,000	1,404,940
5.5% 1/1/07	Baa3	700,000	735,126
5.5% 1/1/07 (MBIA Insured)	Aaa	2,000,000	2,177,040
Series D, 6.7% 1/1/19	Baa3	1,115,000	1,192,760
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.9% 1/1/03	Baa1	250,000	255,113
6.25% 1/1/17 (AMBAC Insured)	Aaa	1,150,000	1,201,164
			26,563,466
Ohio - 2.1%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	-	1,005,000	1,011,332
Delaware County Gen. Oblig. 6% 12/1/25	Aa2	1,000,000	1,079,400
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	Aaa	1,000,000	1,060,710
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	Aaa	1,455,000	1,500,614
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (d)	-	3,000,000	3,099,660
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Plain Local School District 6% 12/1/25 (FGIC Insured)	Aaa	$ 2,000,000	$ 2,176,280
Summit County Gen. Oblig. 6% 12/1/21 (FGIC Insured)	Aaa	2,000,000	2,203,080
			12,131,076
Oklahoma - 1.6%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	Aaa	1,000,000	1,071,020
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	Aaa	1,500,000	1,561,515
6% 8/15/19 (MBIA Insured)	Aaa	3,000,000	3,222,900
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	Aaa	3,000,000	3,146,940
			9,002,375
Oregon - 0.6%
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/18	Aa3	1,000,000	1,066,230
5.75% 8/1/19	Aa3	2,080,000	2,200,307
			3,266,537
Pennsylvania - 5.5%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	Aaa	1,000,000	1,075,890
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10 (f)	-	220,000	224,052
Butler County Indl. Dev. Auth. Health Ctr. Rev. (Sherwood Oaks Proj.) 5.75% 6/1/11	A+	3,000,000	3,060,750
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	1,000,000	1,040,590
Series B, 5.75% 12/1/35 (FGIC Insured)	Aaa	1,595,000	1,678,211
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.):
6.8% 11/15/14 (Pre-Refunded to 11/15/04 @ 102) (e)	Baa3	2,865,000	3,141,301
6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (e)	Baa3	1,000,000	1,121,840
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	Aa3	3,500,000	3,669,190
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.):
Series 1992 8.75% 6/1/10 (Pre-Refunded to 6/1/02 @ 102) (e)	Aaa	$ 2,525,000	$ 2,589,665
8.25% 6/1/22 (Escrowed to Maturity) (e)	Aaa	2,210,000	2,505,234
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	A3	2,000,000	1,981,660
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Lafayette College Proj.) 6% 5/1/30	Aa3	3,065,000	3,254,877
(UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/31	A+	800,000	799,664
Philadelphia School District Series 2002 2, 5.5% 2/1/31 (FSA Insured)	Aaa	1,300,000	1,323,803
Tredyffrin-Easttown School District 5.5% 2/15/15 (b)	Aaa	2,010,000	2,137,876
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	Aaa	5,000,000	1,759,900
			31,364,503
Rhode Island - 0.8%
Rhode Island Port Auth. & Economic Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	Aaa	4,000,000	4,720,840
South Carolina - 1.4%
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	A2	1,750,000	1,684,060
5.5% 10/1/31	A2	2,000,000	1,902,560
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series A, 6.25% 1/1/05 (FGIC Insured)	Aaa	1,715,000	1,861,495
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	A	1,000,000	1,060,090
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	Baa2	1,000,000	1,056,670
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	A1	545,000	547,305
			8,112,180
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Tennessee - 0.7%
Metro. Govt. Nashville & Davidson County Elec. Rev. Series A, 0% 5/15/06 (MBIA Insured)	Aaa	$ 1,000,000	$ 866,430
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	Baa1	3,000,000	3,003,330
			3,869,760
Texas - 10.7%
Aldine Independent School District 5.5% 2/15/13	Aaa	3,150,000	3,391,259
Alvin Independent School District 5.75% 8/15/21	Aaa	1,000,000	1,053,880
Comal Independent School District 5.75% 8/1/28	Aaa	2,000,000	2,087,680
Conroe Independent School District Series B, 0% 2/15/09	Aaa	750,000	557,700
Cypress-Fairbanks Independent School District:
5.75% 2/15/08	Aaa	5,000,000	5,503,550
5.75% 2/15/21	Aaa	1,000,000	1,057,730
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/09 (AMBAC Insured)	Aaa	1,430,000	1,573,086
Del Valle Independent School District 5.5% 2/1/09	Aaa	1,205,000	1,313,052
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	Aaa	4,500,000	4,659,570
Garland Independent School District 5.5% 2/15/19	Aaa	2,500,000	2,582,975
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A, 5.5% 2/15/12	AA	1,000,000	1,047,830
Houston Wtr. & Swr. Sys. Rev. Series B, 5.5% 12/1/11 (AMBAC Insured) (b)	Aaa	2,000,000	2,118,880
Hurst Euless Bedford Independent School District 0% 8/15/11	Aaa	1,000,000	653,170
Los Fresnos Independent School District:
5.75% 8/15/13	Aaa	1,040,000	1,139,746
5.75% 8/15/14	Aaa	1,100,000	1,195,128
Mount Pleasant Independent School District 5.5% 2/15/22	Aaa	2,590,000	2,656,615
Northside Independent School District 5.5% 2/15/15	Aaa	2,000,000	2,117,320
Pearland Independent School District 5.875% 2/15/17	Aaa	1,205,000	1,306,136
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Texas - continued
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	Baa1	$ 4,000,000	$ 4,004,480
San Antonio Elec. & Gas Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	Aa1	75,000	82,448
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	1,000,000	931,030
Texas Gen. Oblig. (Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	Aa1	5,000,000	5,046,100
Texas Muni. Pwr. Agcy. Rev. 0% 9/1/11 (AMBAC Insured)	Aaa	5,035,000	3,282,014
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	Aaa	1,000,000	1,124,840
Travis County Series A, 5% 3/1/04	Aaa	2,500,000	2,609,525
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	Aaa	4,000,000	4,294,040
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	Baa1	1,000,000	965,900
Yselta Independent School District 0% 8/15/09	Aaa	4,065,000	2,957,735
			61,313,419
Utah - 2.9%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
0% 7/1/06 (MBIA Insured)	Aaa	2,860,000	2,465,133
6.5% 7/1/09 (AMBAC Insured)	Aaa	365,000	419,626
6.5% 7/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	635,000	739,839
Series B:
5.75% 7/1/16 (MBIA Insured)	Aaa	2,500,000	2,677,750
6% 7/1/16 (MBIA Insured)	Aaa	7,000,000	7,692,370
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/10 (AMBAC Insured)	Aaa	2,000,000	2,167,520
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	-	250,000	256,963
			16,419,201
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	Aaa	1,000,000	1,084,400
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Virginia - 1.0%
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (e)	Aaa	$ 545,000	$ 598,557
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	Aa1	1,965,000	2,072,446
Virginia State Resources Auth. Clean Wtr. Rev.:
5.625% 10/1/22	Aaa	1,250,000	1,303,225
5.75% 10/1/19	Aaa	1,750,000	1,865,413
			5,839,641
Washington - 7.7%
Cowlitz County Pub. Util. District #1 5.25% 9/1/09 (AMBAC Insured)	Aaa	1,000,000	1,081,370
Energy Northwest Elec. Rev. (#1 Proj.):
Series 2001 A, 5.5% 7/1/12 (FSA Insured)	Aaa	2,000,000	2,175,200
Series B, 6% 7/1/17 (MBIA Insured)	Aaa	4,000,000	4,390,640
Grant County Pub. Util. District No. 2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	Aaa	1,715,000	1,769,674
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	Aaa	3,000,000	3,074,820
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	Aaa	1,000,000	1,047,060
Thurston County School District #333 Series B, 0% 12/1/10 (FGIC Insured)	Aaa	4,000,000	2,732,640
Univ. Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	Aaa	3,000,000	3,138,300
Washington Gen. Oblig. Series 2000 A, 5.625% 7/1/24	Aa1	2,000,000	2,050,040
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	3,000,000	3,219,450
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 0% 7/1/06 (MBIA Insured)	Aaa	2,700,000	2,316,492
5.4% 7/1/12	Aa1	16,000,000	16,815,834
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series C, 5.1% 7/1/07	Aa1	500,000	530,035
			44,341,555
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Wisconsin - 1.2%
Fond Du Lac School District 5.75% 4/1/13 (FGIC Insured)	-	$ 1,300,000	$ 1,407,276
Milwaukee County Gen. Oblig. Series A:
0% 12/1/10 (FGIC Insured)	Aaa	3,370,000	2,306,125
0% 12/1/10 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	130,000	89,197
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	BBB+	1,500,000	1,470,510
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	A2	1,500,000	1,477,515
			6,750,623
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $550,618,498)	573,390,339
NET OTHER ASSETS - 0.1%	655,427
NET ASSETS - 100%	$ 574,045,766
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10	3/13/90	$ 220,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	83.8%	AAA, AA, A	76.5%
Baa	9.6%	BBB	12.3%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.7%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	24.4%
Health Care	16.4
Electric Utilities	15.3
Water & Sewer	11.7
Transportation	11.3
Education	5.7
Special Tax	5.6
Others* (individually less than 5%)	9.6
100.0%
*Includes net other assets

Purchases and sales of securities, other than short-term securities, aggregated $56,894,588 and $44,451,572, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,052 or 0% of net assets.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $550,125,320. Net unrealized appreciation aggregated $23,265,019, of which $24,652,239 related to appreciated investment securities and $1,387,220 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $13,179,000 of which $4,384,000, $6,268,000 and $2,527,000 will expire on October 31, 2003, 2004 and 2008, respectively. Of the loss carryforwards expiring on October 31, 2008, $432,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $550,618,498) - See accompanying schedule		$ 573,390,339
Cash		8,292,651
Receivable for investments sold		100,000
Receivable for fund shares sold		1,137,366
Interest receivable		8,856,445
Total assets		591,776,801
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 14,439,670
Payable for fund shares redeemed	2,071,277
Distributions payable	780,828
Accrued management fee	178,543
Distribution fees payable	184,630
Other payables and accrued expenses	76,087
Total liabilities		17,731,035
Net Assets		$ 574,045,766
Net Assets consist of:
Paid in capital		$ 563,003,696
Undistributed net investment income		57,792
Accumulated undistributed net realized gain (loss) on investments		(11,787,563)
Net unrealized appreciation (depreciation) on investments		22,771,841
Net Assets		$ 574,045,766

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($57,236,846 ÷ 4,580,459 shares)	$ 12.50
Maximum offering price per share (100/95.25 of $12.50)	$ 13.12
Class T: Net Asset Value and redemption price per share ($352,090,796 ÷ 28,128,809 shares)	$ 12.52
Maximum offering price per share (100/96.50 of $12.52)	$ 12.97
Class B: Net Asset Value and offering price per share ($92,446,938 ÷ 7,412,042 shares) A	$ 12.47
Class C: Net Asset Value and offering price per share ($42,607,036 ÷ 3,405,073 shares) A	$ 12.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($29,664,150 ÷ 2,381,155 shares)	$ 12.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 14,478,367
Expenses
Management fee	$ 1,067,145
Transfer agent fees	258,319
Distribution fees	1,090,509
Accounting fees and expenses	87,760
Non-interested trustees' compensation	969
Custodian fees and expenses	4,868
Registration fees	51,329
Audit	17,374
Legal	4,963
Miscellaneous	54,928
Total expenses before reductions	2,638,164
Expense reductions	(79,591)	2,558,573
Net investment income (loss)		11,919,794
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,485,009
Change in net unrealized appreciation (depreciation) on investment securities		(10,528,182)
Net gain (loss)		(9,043,173)
Net increase (decrease) in net assets resulting from operations		$ 2,876,621

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,919,794	$ 22,711,378
Net realized gain (loss)	1,485,009	3,114,371
Change in net unrealized appreciation (depreciation)	(10,528,182)	24,173,285
Net increase (decrease) in net assets resulting from operations	2,876,621	49,999,034
Distributions to shareholders from net investment income	(11,861,650)	(22,629,135)
Share transactions - net increase (decrease)	16,087,041	81,821,074
Total increase (decrease) in net assets	7,102,012	109,190,973
Net Assets
Beginning of period	566,943,754	457,752,781
End of period (including undistributed net investment income of $57,792 and undistributed net investment income of $35,394, respectively)	$ 574,045,766	$ 566,943,754

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.700	$ 12.020	$ 11.690	$ 12.540	$ 12.150	$ 11.740
Income from Investment Operations
Net investment income (loss)	.278 E, G	.584 E	.591 E	.567	.571	.583 E
Net realized and unrealized gain (loss)	(.201) G	.679	.337	(.850)	.390	.445
Total from investment operations	.077	1.263	.928	(.283)	.961	1.028
Distributions from net investment income	(.277)	(.583)	(.598)	(.567)	(.571)	(.616)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.277)	(.583)	(.598)	(.567)	(.571)	(.618)
Net asset value, end of period	$ 12.500	$ 12.700	$ 12.020	$ 11.690	$ 12.540	$ 12.150
Total Return B, C, D	0.63%	10.72%	8.17%	(2.36)%	8.07%	9.02%
Ratios to Average Net Assets F
Expenses before expense reductions	.71% A	.69%	.72%	.72%	.90%	2.15%
Expenses net of voluntary waivers, if any	.71% A	.69%	.72%	.72%	.90%	.90%
Expenses net of all reductions	.68% A	.62%	.72%	.72%	.90%	.90%
Net investment income (loss)	4.49% A, G	4.70%	5.02%	4.62%	4.57%	4.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,237	$ 46,796	$ 22,780	$ 10,722	$ 6,721	$ 3,755
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.47%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.720	$ 12.040	$ 11.700	$ 12.560	$ 12.150	$ 11.760
Income from Investment Operations
Net investment income (loss)	.273 E, G	.572 E	.583 E	.555	.571	.597 E
Net realized and unrealized gain (loss)	(.202) G	.679	.343	(.860)	.410	.407
Total from investment operations	.071	1.251	.926	(.305)	.981	1.004
Distributions from net investment income	(.271)	(.571)	(.586)	(.555)	(.571)	(.612)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.271)	(.571)	(.586)	(.555)	(.571)	(.614)
Net asset value, end of period	$ 12.520	$ 12.720	$ 12.040	$ 11.700	$ 12.560	$ 12.150
Total Return B, C, D	0.58%	10.59%	8.14%	(2.53)%	8.15%	8.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.80% A	.79%	.81%	.81%	.87%	.89%
Expenses net of voluntary waivers, if any	.80% A	.79%	.81%	.81%	.87%	.89%
Expenses net of all reductions	.78% A	.72%	.81%	.81%	.87%	.89%
Net investment income (loss)	4.39% A, G	4.60%	4.93%	4.51%	4.62%	5.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 352,091	$ 369,295	$ 340,959	$ 329,926	$ 380,325	$ 392,075
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.37%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.670	$ 12.000	$ 11.670	$ 12.530	$ 12.130	$ 11.740
Income from Investment Operations
Net investment income (loss)	.231 E, G	.489 E	.504 E	.476	.491	.515 E
Net realized and unrealized gain (loss)	(.200) G	.671	.336	(.860)	.400	.416
Total from investment operations	.031	1.160	.840	(.384)	.891	.931
Distributions from net investment income	(.231)	(.490)	(.510)	(.476)	(.491)	(.539)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.231)	(.490)	(.510)	(.476)	(.491)	(.541)
Net asset value, end of period	$ 12.470	$ 12.670	$ 12.000	$ 11.670	$ 12.530	$ 12.130
Total Return B, C, D	0.26%	9.83%	7.38%	(3.16)%	7.47%	8.15%
Ratios to Average Net Assets F
Expenses before expense reductions	1.46% A	1.43%	1.46%	1.46%	1.53%	1.56%
Expenses net of voluntary waivers, if any	1.46% A	1.43%	1.46%	1.46%	1.53%	1.56%
Expenses net of all reductions	1.43% A	1.37%	1.46%	1.46%	1.53%	1.56%
Net investment income (loss)	3.74% A,G	3.95%	4.28%	3.88%	3.96%	4.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,447	$ 91,687	$ 68,571	$ 63,464	$ 55,032	$ 41,024
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 3.72%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F
Net asset value, beginning of period	$ 12.710	$ 12.040	$ 11.700	$ 12.560	$ 12.130
Income from Investment Operations
Net investment income (loss)	.225 E, H	.478 E	.493 E	.465	.455
Net realized and unrealized gain (loss)	(.201) H	.669	.345	(.860)	.430
Total from investment operations	.024	1.147	.838	(.395)	.885
Distributions from net investment income	(.224)	(.477)	(.498)	(.465)	(.455)
Net asset value, end of period	$ 12.510	$ 12.710	$ 12.040	$ 11.700	$ 12.560
Total Return B, C, D	0.21%	9.69%	7.34%	(3.24)%	7.41%
Ratios to Average Net Assets G
Expenses before expense reductions	1.56% A	1.53%	1.56%	1.56%	2.06% A
Expenses net of voluntary waivers, if any	1.56% A	1.53%	1.56%	1.56%	1.75% A
Expenses net of all reductions	1.53% A	1.47%	1.56%	1.56%	1.75% A
Net investment income (loss)	3.64% A, H	3.85%	4.18%	3.79%	3.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,607	$ 37,324	$ 17,120	$ 13,071	$ 7,031
Portfolio turnover rate	16% A	16%	39%	23%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 3.62%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 12.660	$ 11.980	$ 11.650	$ 12.510	$ 12.120	$ 11.720
Income from Investment Operations
Net investment income (loss)	.285 D,F	.598 D	.604 D	.584	.592	.609 D
Net realized and unrealized gain (loss)	(.199) F	.682	.339	(.860)	.390	.464
Total from investment operations	.086	1.280	.943	(.276)	.982	1.073
Distributions from net investment income	(.286)	(.600)	(.613)	(.584)	(.592)	(.671)
Distributions in excess of net investment income	-	-	-	-	-	(.002)
Total distributions	(.286)	(.600)	(.613)	(.584)	(.592)	(.673)
Net asset value, end of period	$ 12.460	$ 12.660	$ 11.980	$ 11.650	$ 12.510	$ 12.120
Total Return B, C	0.71%	10.91%	8.34%	(2.31)%	8.28%	9.44%
Ratios to Average Net Assets E
Expenses before expense reductions	.56% A	.54%	.61%	.60%	.98%	1.95%
Expenses net of voluntary waivers, if any	.56% A	.54%	.61%	.60%	.75%	.75%
Expenses net of all reductions	.54% A	.48%	.61%	.60%	.75%	.75%
Net investment income (loss)	4.64% A, F	4.84%	5.13%	4.75%	4.75%	5.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,664	$ 21,842	$ 8,324	$ 3,431	$ 3,741	$ 1,511
Portfolio turnover rate	16% A	16%	39%	23%	36%	36%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the ratio of net investment income (loss) to average net assets would have been 4.61%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $427,792 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income by $65,387 and decrease net unrealized appreciation/depreciation by $65,387. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued

Semiannual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .38% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fee, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 38,938	$ 609
Class T	0%	.25%	445,755	10,399
Class B	.65%	.25%	409,945	297,159
Class C	.75%	.25%	195,871	97,480
			$ 1,090,509	$ 405,647

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 66,169	$ 31,748
Class T	58,026	27,234
Class B	114,680	114,680*
Class C	12,488	12,488*
	$ 251,363	$ 186,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC, an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 24,216	.09*
Class T	162,378	.09*
Class B	41,088	.09*
Class C	17,514	.09*
Institutional Class	13,123	.10*
	$ 258,319

*Annualized

Citibank also has a sub-contract with Fidelity Service Company, Inc. (FSC) an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and each class' tranfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $4,788 and $67,927, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 653
Class T	4,046
Class B	1,374
Class C	619
Institutional Class	184
$ 6,876

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

From net investment income	Six months ended April 30, 2002	Year ended October 31, 2001
Class A	$ 1,150,115	$ 1,659,582
Class T	7,731,854	16,091,362
Class B	1,684,295	3,157,699
Class C	700,048	990,993
Institutional Class	595,338	729,499
Total	$ 11,861,650	$ 22,629,135

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30, 2002	Year ended October 31, 2001	Six months ended April 30, 2002	Year ended October 31, 2001
Class A Shares sold	1,340,474	5,496,559	$ 16,735,097	$ 67,885,667
Reinvestment of distributions	56,713	85,512	706,374	1,065,263
Shares redeemed	(502,214)	(3,791,075)	(6,266,647)	(46,845,388)
Net increase (decrease)	894,973	1,790,996	$ 11,174,824	$ 22,105,542
Class T Shares sold	3,056,085	7,894,371	$ 38,208,576	$ 98,451,871
Reinvestment of distributions	395,258	812,517	4,931,670	10,115,157
Shares redeemed	(4,359,122)	(7,992,038)	(54,550,054)	(99,491,394)
Net increase (decrease)	(907,779)	714,850	$ (11,409,808)	$ 9,075,634
Class B Shares sold	1,164,743	3,413,116	$ 14,534,806	$ 42,441,927
Reinvestment of distributions	77,053	142,698	957,873	1,772,228
Shares redeemed	(1,064,011)	(2,033,846)	(13,224,080)	(25,210,901)
Net increase (decrease)	177,785	1,521,968	$ 2,268,599	$ 19,003,254
Class C Shares sold	852,745	1,882,683	$ 10,669,924	$ 23,461,023
Reinvestment of distributions	36,332	54,752	453,110	683,330
Shares redeemed	(419,664)	(423,934)	(5,244,616)	(5,282,147)
Net increase (decrease)	469,413	1,513,501	$ 5,878,418	$ 18,862,206
Institutional Class Shares sold	1,862,774	1,515,004	$ 23,173,217	$ 18,775,525
Reinvestment of distributions	9,089	13,249	112,884	164,443
Shares redeemed	(1,216,032)	(497,630)	(15,111,093)	(6,165,530)
Net increase (decrease)	655,831	1,030,623	$ 8,175,008	$ 12,774,438

Semiannual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

HIMI-SANN-0602 xxxxxx
x.xxxxxx.xxx

Fidelity® Advisor

Intermediate Bond

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class A
Performance - continued

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Int Bond - CL A	0.02%	6.89%	37.43%	88.79%
Fidelity Adv Int Bond - CL A (incl. 3.75% sales charge)	-3.73%	2.88%	32.27%	81.71%
LB Int Govt/Credit Bond	-0.15%	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	-0.10%	5.41%	34.52%	80.98%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how Class A's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 140 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL A	6.89%	6.56%	6.56%
Fidelity Adv Int Bond - CL A (incl. 3.75% sales charge)	2.88%	5.75%	6.15%
LB Int Gov/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class A on April 30, 1992, and the current 3.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $18,171 - an 81.71% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,614 - a 96.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.47%	6.39%	6.32%	5.36%	5.71%	6.16%
Capital returns	-2.45%	6.89%	0.00%	-4.36%	1.70%	0.67%
Total returns	0.02%	13.28%	6.32%	1.00%	7.41%	6.83%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.39¢	26.96¢	57.74¢
Annualized dividend rate	4.99%	5.06%	5.37%
30-day annualized yield	4.68%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.70 over the past one month, $10.75 over the past six months and $10.75 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 3.75% sales charge.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.25% 12b-1 fee that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL T	-0.13%	6.64%	36.53%	87.70%
Fidelity Adv Int Bond - CL T (incl. 2.75% sales charge)	-2.88%	3.71%	32.78%	82.53%
LB Int Govt/Credit Bond	-0.15%	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	-0.10%	5.41%	34.52%	80.98%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how Class T's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 140 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL T	6.64%	6.43%	6.50%
Fidelity Adv Int Bond - CL T (incl. 2.75% sales charge)	3.71%	5.83%	6.20%
LB Int Govt/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class T on April 30, 1992, and the current 2.75% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $18,253 - an 82.53% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,614 - a 96.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.41%	6.22%	6.18%	5.25%	5.64%	6.12%
Capital returns	-2.54%	6.89%	0.00%	-4.27%	1.60%	0.66%
Total returns	-0.13%	13.11%	6.18%	0.98%	7.24%	6.78%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.28¢	26.27¢	56.24¢
Annualized dividend rate	4.86%	4.93%	5.23%
30-day annualized yield	4.61%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.71 over the past one month, $10.75 over the past six months and $10.75 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 2.75% sales charge.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.

The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996) that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past six months, past one year, past five year and past 10 year total return figures are 3%, 3%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL B	-0.46%	6.05%	32.32%	77.85%
Fidelity Adv Int Bond - CL B (incl. contingent deferred sales charge)	-3.39%	3.05%	32.32%	77.85%
LB Int Govt/Credit Bond	-0.15%	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	-0.10%	5.41%	34.52%	80.98%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how Class B's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 140 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL B	6.05%	5.76%	5.93%
Fidelity Adv Int Bond - CL B (incl. contingent deferred sales charge)	3.05%	5.76%	5.93%
LB Int Govt/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class B on April 30, 1992. As the chart shows, by April 30, 2002 the value of the investment would have grown to $17,785 - a 77.85% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,614 - a 96.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class B
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.08%	5.51%	5.50%	4.65%	4.93%	5.38%
Capital returns	-2.54%	6.89%	0.00%	-4.28%	1.70%	0.57%
Total returns	-0.46%	12.40%	5.50%	0.37%	6.63%	5.95%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.68¢	22.71¢	49.19¢
Annualized dividend rate	4.19%	4.26%	4.58%
30-day annualized yield	4.07%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.69 over the past one month, $10.74 over the past six months and $10.74 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.

The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class C
Performance - continued

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL C	-0.50%	5.88%	31.48%	76.71%
Fidelity Adv Int Bond - CL C (incl. contingent deferred sales charge)	-1.48%	4.88%	31.48%	76.71%
LB Int Govt/Credit Bond	-0.15%	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	-0.10%	5.41%	34.52%	80.98%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how Class C's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 140 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL C	5.88%	5.63%	5.86%
Fidelity Adv Int Bond - CL C (incl. contingent deferred sales charge)	4.88%	5.63%	5.86%
LB Int Govt/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class C on April 30, 1992. As the chart shows, by April 30, 2002 the value of the investment would have grown to $17,671 - a 76.71% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,614 - a 96.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,			November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	2.05%	5.44%	5.42%	4.56%	4.77%
Capital returns	-2.55%	6.90%	0.00%	-4.37%	1.80%
Total returns	-0.50%	12.34%	5.42%	0.19%	6.57%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.62¢	22.30¢	48.43¢
Annualized dividend rate	4.12%	4.19%	4.51%
30-day annualized yield	4.00%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.69 over the past one month, $10.74 over the past six months and $10.74 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Intermediate Bond Fund

Q. How did the fund perform, Andy?

A. For the six-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of 0.02%, -0.13%, -0.46% and -0.50%, respectively. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate investment grade debt funds average as tracked by Lipper Inc. was -0.10%. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index - which tracks the types of securities in which the fund invests - declined 0.15% for the same six-month period. For the 12-month period that ended April 30, 2002, the fund's Class A, Class T, Class B and Class C shares returned 6.89%, 6.64%, 6.05% and 5.88%, respectively, while the Lipper average returned 5.41% and the Lehman Brothers index returned 7.18%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund keep pace with its peers and benchmark during the past six months?

A. My decision to keep significant investments in mortgage securities worked in the fund's favor. The fund's stake in commercial mortgage-backed securities (CMBS) performed particularly well. Amid low interest rates and increased aversion to credit risk, there was a growing demand for relatively high-yielding, high-quality investments, including mortgage securities. The more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for those reasons. These securities got an added boost when concerns about refinancings, or prepayments, subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest at lower rates. The fund's stake in asset-backed securities also helped, boosted by strong demand for relatively high-yielding, high-quality securities.

Q. Treasury securities made up about 31% of the Lehman Brothers index at the end of the period, but only about 6% of the fund's net assets. What was behind your decision to underweight that sector so significantly?

A. I felt that higher-yielding bonds - such as mortgage and asset-backed securities - offered better total return potential. Furthermore, I was concerned that Treasuries would come under pressure - which they have recently - in response to expectations for a stronger economy. Finally, the supply of Treasuries is expected to grow, which has put additional pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance will rise in response to new budget deficits.

Q. Were there any disappointments?

A. As a group, corporate securities posted disappointing returns during the period due to the ripple effects of the collapse of Enron, questions about accounting practices, concerns about weakness in the telecommunications sector and generally worse-than-expected financial results. Among the fund's worst performers in this environment were its utility and telecommunications holdings. That said, I purchased - when possible - bonds issued by operating companies, rather than their holding companies, a strategy that was rewarded by the market.

Q. Why did the market reward that strategy?

A. Some utility and telecommunications companies have valuable assets that could be sold off for cash if they run into difficulties. Holders of bonds from operating companies have a priority claim to the proceeds of asset sales over holders of debt from a holding company. As a result, the bonds issued by operating companies tend to trade, under certain circumstances, at higher prices than those issued by holding companies.

Semiannual Report

Q. What's your outlook?

A. I'm optimistic about the outlook for corporate bonds given their attractive valuations and evidence that the economy is strengthening. That said, the corporate market likely will be subject to continued volatility as investors sort through concerns about corporate funding needs, accounting practices and debt loads. Security selection and diversification will continue to be very important. As for the rest of the bond market, I believe that securities offering a yield advantage over Treasuries will continue to outperform, although their upside is less given the appreciation they've enjoyed recently.

Fund Facts

Goal: high current income; may also seek capital appreciation

Start date: February 2, 1984

Size: as of April 30, 2002, more than $935 million

Manager: Andrew Dudley, since 1999; joined Fidelity in 1996

3

Andrew Dudley on yield versus total return:

"It's tempting to judge a bond fund's performance solely by its yield, meaning the income that it distributes to investors. But it's important to remember that yield is a forward-looking number; it represents the return that a given bond fund would pay if the perceived credit risk of its underlying bonds does not change. Another, and possibly better, way to evaluate a bond fund is by its historical total return, which includes both its yield and the actual change in price of the bonds the fund owns. Looked at over time, total return can be a good indication of the consistency of the fund's past performance. Some bond funds may have very high yields, but lackluster total returns. In fact, it's even possible that a given fund that had a very high yield could later deliver a negative total return. Furthermore, a very high yield may serve as a warning flag that a fund's risk profile is relatively high.

"Higher-yielding bonds often have some measure of added risk, be it a heightened sensitivity to changes in interest rates or lower credit quality. Longer-term bonds, for example, tend to have higher yields because they are more sensitive to changes in interest rates. Lower-quality bonds pay investors higher yields because there is a greater chance of the bond issuer experiencing credit problems."

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	42.9	46.9
Aa	8.5	7.4
A	21.2	20.8
Baa	20.8	19.6
Ba and Below	0.4	0.7
Not Rated	0.4	0.4

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	5.0	5.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.6	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 46.1%		Corporate Bonds 45.9%
	U.S. Government and Government Agency Obligations 25.7%		U.S. Government and Government Agency Obligations 31.2%
	Asset-Backed Securities 9.8%		Asset-Backed Securities 8.4%
	CMOs and Other Mortgage Related Securities 11.3%		CMOs and Other Mortgage Related Securities 8.6%
	Other Investments 3.4%		Other Investments 3.9%
	Short-Term Investments and Net Other Assets 3.7%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	10.2%	** Foreign investments	10.7%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 45.5%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.6%
DaimlerChrysler North America Holding Corp.:
6.4% 5/15/06	A3	$ 1,000,000	$ 1,021,500
6.9% 9/1/04	A3	1,500,000	1,558,895
7.4% 1/20/05	A3	800,000	839,238
7.75% 6/15/05	A3	2,100,000	2,229,583
			5,649,216
Media - 2.5%
AOL Time Warner, Inc.:
6.125% 4/15/06	Baa1	2,400,000	2,349,574
6.75% 4/15/11	Baa1	1,700,000	1,610,296
6.875% 5/1/12	Baa1	2,500,000	2,371,388
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	2,000,000	1,984,312
Chancellor Media Corp. 8% 11/1/08	Ba1	920,000	956,800
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	375,000	391,425
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	2,370,000	2,496,157
Cox Communications, Inc. 7.5% 8/15/04	Baa2	1,850,000	1,923,615
Gannett Co., Inc. 5.5% 4/1/07	A2	2,010,000	2,020,171
Hearst-Argyle Television, Inc. 7% 11/15/07	Baa3	1,000,000	1,003,241
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	2,000,000	2,068,134
8.5% 2/15/05	Baa3	2,765,000	2,997,431
TCI Communications, Inc. 8.65% 9/15/04	Baa2	900,000	959,722
			23,132,266
TOTAL CONSUMER DISCRETIONARY			28,781,482
CONSUMER STAPLES - 1.1%
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	1,500,000	1,595,852
Food Products - 0.5%
ConAgra Foods, Inc. 7.875% 9/15/10	Baa1	3,200,000	3,505,488
Dole Food Co., Inc. 7.25% 5/1/09 (c)	Ba1	925,000	920,375
			4,425,863
Tobacco - 0.4%
Philip Morris Companies, Inc. 7.5% 4/1/04	A2	750,000	796,859
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	$ 1,985,000	$ 2,045,344
7.75% 5/15/06	Baa2	930,000	985,664
			3,827,867
TOTAL CONSUMER STAPLES			9,849,582
ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa1	1,800,000	1,920,785
Oil & Gas - 1.6%
Apache Finance Property Ltd. 6.5% 12/15/07	A3	700,000	724,107
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	2,000,000	2,087,464
Oryx Energy Co. 8.125% 10/15/05	Baa2	2,465,000	2,673,963
Pemex Project Funding Master Trust 7.875% 2/1/09 (c)	Baa1	3,000,000	3,086,250
Phillips Petroleum Co. 8.75% 5/25/10	A3	2,000,000	2,320,192
Union Pacific Resources Group, Inc. 7% 10/15/06	Baa1	2,700,000	2,838,694
Valero Energy Corp. 6.875% 4/15/12	Baa2	1,075,000	1,091,971
			14,822,641
TOTAL ENERGY			16,743,426
FINANCIALS - 24.7%
Banks - 6.1%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	1,900,000	2,071,819
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	A1	1,200,000	1,242,342
Bank of America Corp.:
4.75% 10/15/06	Aa2	985,000	971,987
7.125% 9/15/06	Aa2	2,000,000	2,157,472
7.8% 2/15/10	Aa3	3,275,000	3,589,754
Bank of New York Co., Inc. 8.5% 12/15/04	A1	2,500,000	2,766,990
Bank One Corp. 7.875% 8/1/10	A1	1,200,000	1,330,592
Bank One NA, Chicago 5.5% 3/26/07	Aa2	1,585,000	1,601,314
BankBoston Corp. 6.625% 2/1/04	A2	960,000	1,001,548
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	$ 2,200,000	$ 2,483,406
First Union Corp.:
6.95% 11/1/04	A1	3,500,000	3,723,150
7.55% 8/18/05	A1	2,025,000	2,188,478
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	2,240,000	2,366,766
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,800,000	1,936,523
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	259,809
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	650,000	650,000
Korea Development Bank:
7.125% 4/22/04	A3	725,000	764,530
7.375% 9/17/04	A3	1,110,000	1,182,665
MBNA Corp.:
6.25% 1/17/07	Baa2	1,155,000	1,164,678
6.34% 6/2/03	Baa2	450,000	458,156
Mellon Bank NA, Pittsburgh:
6.5% 8/1/05	A1	2,000,000	2,132,450
7.375% 5/15/07	A1	1,800,000	1,962,148
Mercantile Bancorp, Inc. 7.3% 6/15/07	A2	835,000	894,425
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	1,350,000	1,490,256
PNC Funding Corp. 5.75% 8/1/06	A2	3,440,000	3,486,870
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	3,100,000	3,307,644
9.118% 3/31/49	A1	2,900,000	3,343,445
U.S. Bank NA, Minnesota 5.7% 12/15/08	A1	2,000,000	1,996,520
Wachovia Corp. 4.95% 11/1/06	A1	2,200,000	2,180,295
Wells Fargo & Co. 6.625% 7/15/04	Aa2	2,125,000	2,243,352
			56,949,384
Diversified Financials - 14.1%
Abbey National PLC 6.69% 10/17/05	Aa3	1,020,000	1,071,332
Alliance Capital Management LP 5.625% 8/15/06	A2	1,495,000	1,504,247
American Gen. Finance Corp. 5.875% 7/14/06	A1	2,350,000	2,385,995
Amvescap PLC 6.6% 5/15/05	A2	4,000,000	4,184,452
Associates Corp. of North America:
5.8% 4/20/04	Aa1	1,600,000	1,659,042
7.75% 2/15/05	Aa1	2,700,000	2,917,269
Citigroup, Inc.:
5.75% 5/10/06	Aa1	2,000,000	2,054,458
7.25% 10/1/10	Aa2	700,000	750,518
Conoco Funding Co. 6.35% 10/15/11	Baa1	2,000,000	2,022,404
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	$ 135,000	$ 137,566
5.25% 6/15/04	A3	70,000	71,241
6.85% 6/15/04	A3	3,460,000	3,641,847
6.935% 7/16/07	A3	2,450,000	2,595,013
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	Aa3	2,460,000	2,435,061
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	A3	2,020,000	2,125,644
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	4,650,000	4,709,371
Duke Capital Corp. 7.5% 10/1/09	A3	1,800,000	1,936,512
Ford Motor Credit Co.:
6.875% 2/1/06	A3	6,950,000	7,040,461
7.25% 10/25/11	A3	1,815,000	1,808,208
7.375% 10/28/09	A3	2,000,000	2,018,456
7.6% 8/1/05	A3	1,800,000	1,866,148
7.75% 11/15/02	A3	100,000	101,956
7.875% 6/15/10	A3	1,000,000	1,035,781
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	590,000	596,821
6.75% 1/15/06	A2	7,295,000	7,535,830
7.5% 7/15/05	A2	320,000	339,963
7.75% 1/19/10	A2	1,500,000	1,588,997
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	4,550,000	4,922,245
Household Finance Corp.:
6.5% 1/24/06	A2	1,140,000	1,169,110
8% 5/9/05	A2	1,100,000	1,179,279
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	5,000,000	5,854,245
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	4,270,000	4,239,329
5.625% 8/15/06	Aa3	1,125,000	1,138,656
6.75% 2/1/11	A1	3,395,000	3,438,731
Legg Mason, Inc. 6.75% 7/2/08	Baa1	2,850,000	2,945,164
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	Aa3	3,000,000	3,072,177
6.15% 1/26/06	Aa3	2,000,000	2,060,122
Monumental Global Funding II 6.05% 1/19/06 (c)	Aa3	4,500,000	4,649,589
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.:
6.1% 4/15/06	Aa3	$ 4,000,000	$ 4,116,304
7.75% 6/15/05	Aa3	1,500,000	1,628,834
NiSource Finance Corp. 7.875% 11/15/10	Baa3	3,720,000	3,761,954
Popular North America, Inc. 6.125% 10/15/06	A3	1,955,000	1,946,193
Powergen US Funding LLC 4.5% 10/15/04	Baa1	2,690,000	2,685,696
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa3	355,000	275,156
RBSG Capital Corp. 10.125% 3/1/04	Aa3	1,500,000	1,644,120
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	Aa1	2,425,000	2,510,666
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	1,725,000	1,765,751
Sprint Capital Corp.:
5.7% 11/15/03	Baa2	2,660,000	2,567,517
5.875% 5/1/04	Baa2	1,000,000	950,556
6.125% 11/15/08	Baa2	2,700,000	2,433,478
7.125% 1/30/06	Baa2	3,150,000	3,080,583
8.375% 3/15/12 (c)	Baa2	1,450,000	1,427,574
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	590,000	604,013
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,300,000	3,706,329
Wells Fargo Financial, Inc. 5.875% 8/15/08	Aa2	1,900,000	1,919,713
			131,827,677
Insurance - 1.5%
Allstate Corp. 7.875% 5/1/05	A1	2,700,000	2,954,831
MetLife, Inc. 5.25% 12/1/06	A1	1,235,000	1,233,252
New York Life Insurance Co. 6.4% 12/15/03 (c)	Aa3	2,000,000	2,089,912
Principal Life Global Funding I 6.25% 2/15/12 (c)	Aa2	5,000,000	4,954,165
St. Paul Companies, Inc. 8.125% 4/15/10	A2	2,450,000	2,722,785
			13,954,945
Real Estate - 3.0%
AMB Property LP 7.2% 12/15/05	Baa1	2,000,000	2,082,940
Arden Realty LP:
7% 11/15/07	Baa3	3,460,000	3,409,287
8.875% 3/1/05	Baa3	2,590,000	2,732,649
AvalonBay Communities, Inc. 6.5% 7/15/03	Baa1	500,000	515,551
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,065,000	1,096,479
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	640,000	656,327
7.9% 1/15/03	Baa2	2,700,000	2,792,167
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Duke Realty LP 7.3% 6/30/03	Baa1	$ 3,000,000	$ 3,116,577
EOP Operating LP:
6.5% 1/15/04	Baa1	1,675,000	1,725,186
7.75% 11/15/07	Baa1	3,775,000	4,037,729
ERP Operating LP 7.1% 6/23/04	Baa1	3,500,000	3,666,926
ProLogis Trust 6.7% 4/15/04	Baa1	2,790,000	2,880,918
			28,712,736
TOTAL FINANCIALS			231,444,742
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
American Home Products Corp. 6.25% 3/15/06	A3	1,800,000	1,873,112
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.7%
Lockheed Martin Corp. 7.25% 5/15/06	Baa2	2,000,000	2,129,636
Raytheon Co.:
7.9% 3/1/03	Baa3	2,595,000	2,671,703
8.2% 3/1/06	Baa3	1,900,000	2,066,961
			6,868,300
Air Freight & Logistics - 0.1%
FedEx Corp. 7.25% 2/15/11	Baa2	1,000,000	1,046,161
Machinery - 0.5%
Tyco International Group SA:
6.125% 1/15/09	Baa2	2,500,000	1,982,300
yankee:
6.375% 6/15/05	Baa2	1,750,000	1,492,190
6.75% 2/15/11	Baa2	1,455,000	1,172,090
			4,646,580
Road & Rail - 0.8%
Canadian National Railway Co. 6.375% 10/15/11	Baa2	2,700,000	2,715,474
Canadian Pacific Railway Co. 6.25% 10/15/11	Baa2	2,700,000	2,667,171
Norfolk Southern Corp. 7.35% 5/15/07	Baa1	1,900,000	2,035,899
			7,418,544
TOTAL INDUSTRIALS			19,979,585
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.2%
Motorola, Inc. 8% 11/1/11	A3	$ 2,400,000	$ 2,399,508
Computers & Peripherals - 0.5%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	2,200,000	2,217,208
International Business Machines Corp. 4.875% 10/1/06	A1	2,250,000	2,233,188
			4,450,396
Internet Software & Services - 0.2%
Qwest Corp. 8.875% 3/15/12 (c)	Baa2	1,900,000	1,849,042
TOTAL INFORMATION TECHNOLOGY			8,698,946
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee:
8.3% 8/1/05	Baa3	570,000	585,951
8.55% 8/1/10	Baa3	495,000	508,314
Weyerhaeuser Co. 6.75% 3/15/12 (c)	Baa2	2,750,000	2,775,592
			3,869,857
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.5%
AT&T Corp.:
6% 3/15/09	A3	2,800,000	2,468,592
7.3% 11/15/11 (c)	A3	5,400,000	4,951,530
British Telecommunications PLC 8.375% 12/15/10	Baa1	5,100,000	5,584,337
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (c)	A2	1,700,000	1,859,081
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,500,000	2,621,773
9.25% 5/15/11	Baa2	1,640,000	1,762,032
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	700,000	719,782
8% 10/1/10	Baa3	3,840,000	3,947,432
SBC Communications, Inc.:
5.75% 5/2/06	Aa3	2,000,000	2,038,590
5.875% 2/1/12	Aa3	2,250,000	2,150,480
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	4,980,000	5,021,907
TELUS Corp. 8% 6/1/11	Baa2	2,000,000	2,026,384
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Communications 7.2% 11/1/04	Baa2	$ 5,000,000	$ 4,714,950
Verizon New York, Inc. 6.875% 4/1/12	A1	2,020,000	1,988,854
			41,855,724
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	950,000	949,577
7.875% 3/1/11	Baa2	2,750,000	2,686,910
Cingular Wireless LLC 6.5% 12/15/11 (c)	A3	2,000,000	1,904,840
			5,541,327
TOTAL TELECOMMUNICATION SERVICES			47,397,051
UTILITIES - 6.1%
Electric Utilities - 4.3%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	Baa2	2,200,000	2,268,251
Avon Energy Partners Holdings 6.46% 3/4/08 (c)	Baa2	2,000,000	1,941,768
Commonwealth Edison Co. 7% 7/1/05	A3	1,150,000	1,224,891
Constellation Energy Group, Inc. 7% 4/1/12	Baa1	1,000,000	1,017,020
Detroit Edison Co. 6.125% 10/1/10	A3	1,440,000	1,415,089
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	5,000,000	5,007,185
Exelon Generation Co. LLC 6.95% 6/15/11 (c)	Baa1	1,800,000	1,831,007
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	1,610,000	1,540,986
6.45% 11/15/11	Baa2	1,380,000	1,303,726
Niagara Mohawk Power Corp.:
8% 6/1/04	Baa2	3,000,000	3,195,996
8.875% 5/15/07	Baa3	400,000	448,662
Philadelphia Electric Co. 6.5% 5/1/03	A2	2,050,000	2,118,195
PPL Electric Utilities Corp. 5.875% 8/15/07	A3	1,370,000	1,381,470
Progress Energy, Inc. 6.75% 3/1/06	Baa1	1,800,000	1,865,302
PSI Energy, Inc. 6.65% 6/15/06	A3	3,400,000	3,489,080
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,000,000	2,026,340
Texas Utilities Electric Co.:
6.75% 3/1/03	A3	555,000	570,404
6.75% 4/1/03	A3	1,040,000	1,069,918
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Texas Utilities Electric Co.: - continued
8% 6/1/02	A3	$ 1,475,000	$ 1,480,049
8.25% 4/1/04	A3	3,000,000	3,191,898
Virginia Electric & Power Co. 5.75% 3/31/06	A3	2,000,000	2,021,038
			40,408,275
Gas Utilities - 1.3%
Consolidated Natural Gas Co. 5.375% 11/1/06	A3	3,330,000	3,279,168
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	3,515,000	3,639,326
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	2,100,000	2,172,870
Sempra Energy 7.95% 3/1/10	A2	1,800,000	1,886,818
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,010,000	1,074,831
			12,053,013
Multi-Utilities & Unreg. Pwr - 0.5%
Williams Companies, Inc.:
6.2% 8/1/02	Baa2	1,500,000	1,498,293
7.125% 9/1/11	Baa2	3,055,000	2,960,845
			4,459,138
TOTAL UTILITIES			56,920,426
TOTAL NONCONVERTIBLE BONDS (Cost $419,215,666)			425,558,209
U.S. Government and Government Agency Obligations - 16.2%

U.S. Government Agency Obligations - 9.9%
Fannie Mae:
5% 1/15/07	Aaa	15,000,000	15,092,025
5.25% 6/15/06	Aaa	40,500,000	41,454,369
6.25% 2/1/11	Aa2	975,000	995,830
7.125% 6/15/10	Aaa	6,730,000	7,399,911
Freddie Mac:
5.125% 10/15/08	Aaa	16,500,000	16,367,637
5.5% 7/15/06	Aaa	1,000,000	1,030,127
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
5.875% 3/21/11	Aa2	$ 670,000	$ 666,671
7% 7/15/05	Aaa	8,760,000	9,477,900
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Series 2-E, 9.4% 5/15/02	Aaa	19,685	19,731
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			92,504,201
U.S. Treasury Obligations - 6.3%
U.S. Treasury Bonds:
11.25% 2/15/15	Aaa	5,325,000	8,152,660
12% 8/15/13	Aaa	10,390,000	14,339,010
U.S. Treasury Notes:
3% 2/29/04	Aaa	5,300,000	5,291,721
5% 8/15/11	Aaa	12,470,000	12,375,502
6.5% 2/15/10	Aaa	13,000,000	14,249,729
7% 7/15/06	Aaa	4,015,000	4,423,558
TOTAL U.S. TREASURY OBLIGATIONS			58,832,180
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $149,882,941)			151,336,381
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 7.8%
5.5% 9/1/10 to 5/1/11	Aaa	881,293	895,592
5.5% 5/1/17 (d)	Aaa	4,270,000	4,241,978
6% 9/1/13 to 8/1/16 (e)	Aaa	17,479,265	17,811,640
6% 5/1/17 (d)	Aaa	17,285,514	17,512,386
6.5% 5/1/17 (d)	Aaa	4,270,000	4,399,434
6.5% 3/1/24 to 11/1/28	Aaa	1,583,822	1,615,795
6.5% 5/1/32 (d)	Aaa	13,000,000	13,154,375
7% 7/1/09 to 10/1/12	Aaa	1,271,707	1,335,628
7.5% 8/1/17 to 9/1/28	Aaa	8,786,929	9,238,413
8.5% 6/1/11 to 9/1/25	Aaa	636,857	690,211
9.5% 2/1/25	Aaa	861,112	950,229
10% 1/1/20	Aaa	17,027	19,123
10.5% 8/1/20	Aaa	106,176	120,180
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
11% 8/1/15	Aaa	$ 736,654	$ 826,570
12.5% 12/1/13 to 4/1/15	Aaa	23,814	27,494
TOTAL FANNIE MAE			72,839,048
Freddie Mac - 0.1%
8.5% 9/1/24 to 8/1/27	Aaa	711,507	768,283
9.5% 1/1/17	Aaa	12,764	14,114
10% 4/1/06 to 8/1/09	Aaa	49,240	53,079
10.25% 12/1/09	Aaa	17,559	19,276
10.5% 5/1/21	Aaa	143,286	158,655
11% 12/1/11	Aaa	10,749	11,959
11.5% 10/1/15	Aaa	34,340	38,788
11.75% 10/1/10	Aaa	25,044	27,977
TOTAL FREDDIE MAC			1,092,131
Government National Mortgage Association - 1.6%
6.5% 2/15/29	Aaa	3,210,593	3,265,035
7% 2/15/28 to 11/15/28	Aaa	9,922,806	10,280,262
7.5% 2/15/28 to 10/15/28	Aaa	125,329	132,000
8% 7/15/02 to 6/15/25	Aaa	835,699	888,347
8.5% 4/15/17 to 12/15/21	Aaa	300,706	327,663
11% 7/20/19 to 8/20/19	Aaa	90,126	102,898
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			14,996,205
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $87,307,296)			88,927,384
Asset-Backed Securities - 8.5%

ABSC Nims Trust 7% 12/17/31 (c)	Baa3	822,522	807,614
American Express Credit Account Master Trust:
5.53% 10/15/08	Aaa	1,020,000	1,044,066
6.1% 12/15/06	A1	1,100,000	1,147,323
Americredit Automobile Receivables Trust:
4.61% 1/6/09	Aaa	5,800,000	5,789,142
5.01% 7/14/08	Aaa	6,000,000	6,099,375
7.15% 8/12/04	Aaa	1,913,668	1,952,539
Associates Auto Receivables Trust 6.9% 8/15/05	Aaa	3,000,000	3,135,938
Capital One Master Trust 5.3% 6/15/09	Aaa	4,000,000	4,086,875
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	A2	$ 485,000	$ 492,421
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,300,000	5,306,625
Citibank Credit Card Master Trust I 5.3% 1/9/06	Aaa	1,320,000	1,360,088
CSFB Nims Trust:
8% 5/25/32 (c)	BBB	1,419,945	1,370,247
8.5% 3/27/31 (c)	BBB-	946,566	935,917
9% 11/27/30 (c)	BBB-	466,399	461,618
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	8,000,000	8,285,737
5.85% 11/16/04	A2	2,000,000	2,008,479
5.85% 1/17/06	Aaa	5,000,000	5,167,333
Ford Credit Auto Owner Trust 5.71% 9/15/05	A1	560,000	578,025
Honda Auto Receivables Owner Trust 4.67% 3/18/05	Aaa	4,105,000	4,180,686
IndyMac Nim Trust 9.25% 8/26/31 (c)(f)	BBB-	683,437	690,058
MBNA Master Credit Card Trust II 7.35% 7/16/07	Aaa	4,500,000	4,873,050
Orix Credit Alliance Receivables Trust 7.12% 5/15/04	Aaa	1,041,959	1,057,263
Premier Auto Trust 5.59% 2/9/04	Aaa	3,907,209	3,962,787
Sears Credit Account Master Trust II:
5.65% 3/17/09	Aaa	2,000,000	2,075,114
7% 7/15/08	Aaa	5,100,000	5,348,950
Toyota Auto Owners Trust 7.21% 4/15/07	Aaa	2,000,000	2,115,501
West Penn Funding LLC 6.81% 9/25/08	Aaa	4,500,000	4,793,906
TOTAL ASSET-BACKED SECURITIES (Cost $76,893,476)			79,126,677
Collateralized Mortgage Obligations - 1.7%

U.S. Government Agency - 1.7%
Fannie Mae REMIC planned amortization class:
Series 1994-51 Class PH, 6.5% 1/25/23	Aaa	1,400,000	1,465,187
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	3,000,000	3,097,969
Freddie Mac:
REMIC planned amortization class:
Series 13 Class PJ, 4.5% 8/25/20	Aaa	4,585,367	4,639,500
Series 32 Class TH, 7% 9/25/22	Aaa	2,500,000	2,614,852
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac: - continued
sequential pay:
Series 2061 Class J, 6.5% 9/20/22	Aaa	$ 870,328	$ 896,735
Series 2284 Class C, 6.5% 2/15/29	Aaa	1,774,645	1,852,046
Government National Mortgage Association sequential pay Series 1998-19 Class B, 6.5% 2/20/23	Aaa	1,703,505	1,759,822
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,855,325)			16,326,111
Commercial Mortgage Securities - 8.7%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	2,298,584	2,429,731
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (f)(h)	Aaa	19,616,414	1,477,361
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0911% 4/15/36 (f)(h)	Aaa	43,840,376	2,873,596
COMM floater Series 2001-FL5A Class D, 3.0793% 11/15/13 (c)(f)	AA-	2,200,000	2,197,938
Commercial Mortgage Asset Trust sequential pay:
Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	1,000,000	1,055,313
Series 1999-C2 Class A1, 7.285% 12/17/07	Aaa	3,174,347	3,391,096
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	1,709,092	1,754,757
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	Aaa	1,245,000	1,297,723
Series 1999-C1 Class A2, 7.29% 9/15/41	Aaa	7,550,000	8,123,328
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	1,903,841	2,041,659
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	2,050,000	2,093,442
Series 1997-SPCE Class D, 7.332% 4/20/08 (c)	-	4,000,000	4,045,024
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	Aaa	36,290,243	1,531,013
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	Aaa	4,500,000	4,685,737
Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	1,943,044	2,101,581
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (c)	A2	$ 1,000,000	$ 1,063,438
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (c)(f)(h)	Aaa	24,243,843	983,958
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 12/15/11 (c)	Aaa	4,982,322	4,870,220
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	Aaa	3,307,313	3,556,524
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/10 (c)	Aaa	1,808,527	1,868,383
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	Aaa	2,466,496	2,606,100
LB Commercial Conduit Mortgage Trust sequential pay Series 1999-C1 Class A2, 6.78% 6/15/31	Aaa	5,370,000	5,685,788
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	Aaa	2,767,291	3,028,346
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (c)	Aaa	5,000,000	5,346,094
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/1/31	Aaa	3,544,923	3,681,118
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 1/20/08	Aaa	2,301,080	2,430,516
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,592,969
Trizechahn Office Properties Trust Series 2001-TZHA Class C3, 6.522% 3/15/08 (c)	A2	3,000,000	3,068,906
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $80,055,062)			81,881,659
Foreign Government and Government Agency Obligations (i) - 3.4%

Chilean Republic:
5.625% 7/23/07	Baa1	1,210,000	1,210,696
7.125% 1/11/12	Baa1	2,900,000	3,019,625
Malaysian Government 7.5% 7/15/11	Baa2	1,090,000	1,152,784
New Brunswick Province yankee 7.125% 10/1/02	A1	2,250,000	2,295,896
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Nova Scotia Province 5.75% 2/27/12	A3	$ 1,750,000	$ 1,724,980
Ontario Province:
5.5% 10/1/08	Aa3	4,000,000	4,043,280
7% 8/4/05	Aa3	3,500,000	3,775,100
Quebec Province:
5.75% 2/15/09	A1	9,200,000	9,228,262
yankee 6.5% 1/17/06	A1	2,000,000	2,113,362
United Mexican States:
7.5% 1/14/12	Baa2	2,150,000	2,183,325
8.375% 1/14/11	Baa2	1,000,000	1,067,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,079,745)			31,814,810
Fixed-Income Funds - 3.2%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $30,000,000)	3,015,075	30,000,000
Cash Equivalents - 5.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $52,129,000)	$ 52,131,797	52,129,000
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $942,418,511)		957,100,231
NET OTHER ASSETS - (2.3)%		(21,768,283)
NET ASSETS - 100%		$ 935,331,948
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $86,264,417 or 9.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) A portion of the security is subject to a forward commitment to sell.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	71.8%	AAA, AA, A	61.7%
Baa	20.5%	BBB	25.5%
Ba	0.4%	BB	0.3%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
United Kingdom	4.0
Canada	3.4
Others (individually less than 1%)	2.8
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $537,677,913 and $490,083,322, respectively, of which long-term U.S. government and government agency obligations aggregated $311,196,132 and $337,267,792, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $5,172,000. The weighted average interest rate was 1.90%. Interest earned from the interfund lending program amounted to $273 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $943,566,768. Net unrealized appreciation aggregated $13,533,463, of which $18,503,498 related to appreciated investment securities and $4,970,035 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $16,159,000 of which $3,830,000 and $12,329,000 will expire on October 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $52,129,000) (cost $942,418,511) - See accompanying schedule		$ 957,100,231
Cash		199
Commitment to sell securities on a delayed delivery basis	$ (8,336,693)
Receivable for securities sold on a delayed delivery basis	8,380,743	44,050
Receivable for investments sold Regular delivery		4,283,482
Delayed delivery		250,406
Receivable for fund shares sold		5,227,324
Interest receivable		11,771,881
Total assets		978,677,573
Liabilities
Payable for investments purchased on a delayed delivery basis	39,042,348
Payable for fund shares redeemed	3,209,568
Distributions payable	297,085
Accrued management fee	328,744
Distribution fees payable	268,381
Other payables and accrued expenses	199,499
Total liabilities		43,345,625
Net Assets		$ 935,331,948
Net Assets consist of:
Paid in capital		$ 941,393,336
Undistributed net investment income		301,590
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,088,748)
Net unrealized appreciation (depreciation) on investments		14,725,770
Net Assets		$ 935,331,948

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($100,889,432 ÷ 9,395,390 shares)	$ 10.74
Maximum offering price per share (100/96.25 of $10.74)	$ 11.16
Class T: Net Asset Value and redemption price per share ($550,077,398 ÷ 51,205,179 shares)	$ 10.74
Maximum offering price per share (100/97.25 of $10.74)	$ 11.04
Class B: Net Asset Value and offering price per share ($117,096,852 ÷ 10,913,858 shares) A	$ 10.73
Class C: Net Asset Value and offering price per share ($65,723,593 ÷ 6,129,349 shares) A	$ 10.72
Institutional Class: Net Asset Value, offering price and redemption price per share ($101,544,673 ÷ 9,440,812 shares)	$ 10.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 26,665,277
Security lending		44,343
Total income		26,709,620
Expenses
Management fee	$ 1,928,326
Transfer agent fees	905,440
Distribution fees	1,555,899
Accounting and security lending fees	111,999
Non-interested trustees' compensation	1,648
Custodian fees and expenses	23,323
Registration fees	75,204
Audit	23,238
Legal	7,735
Miscellaneous	135,594
Total expenses before reductions	4,768,406
Expense reductions	(9,087)	4,759,319
Net investment income (loss)		21,950,301
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(2,350,940)
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,234,527)
Delayed delivery commitments	124,023
Total change in net unrealized appreciation (depreciation)		(21,110,504)
Net gain (loss)		(23,461,444)
Net increase (decrease) in net assets resulting from operations		$ (1,511,143)

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,950,301	$ 38,113,865
Net realized gain (loss)	(2,350,940)	11,213,086
Change in net unrealized appreciation (depreciation)	(21,110,504)	34,270,548
Net increase (decrease) in net assets resulting from operations	(1,511,143)	83,597,499
Distributions to shareholders from net investment income	(21,598,924)	(38,106,115)
Share transactions - net increase (decrease)	52,009,198	326,413,942
Total increase (decrease) in net assets	28,899,131	371,905,326
Net Assets
Beginning of period	906,432,817	534,527,491
End of period (including undistributed net investment income of $301,590 and distributions in excess of net investment income of $49,787, respectively)	$ 935,331,948	$ 906,432,817

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 J	1996 G
Net asset value, beginning of period	$ 11.010	$ 10.300	$ 10.300	$ 10.770	$ 10.560	$ 10.590	$ 10.350
Income from Investment Operations
Net investment income (loss) E	.273 I	.619	.629	.580	.537	.615	.159
Net realized and unrealized gain (loss)	(.273) I	.713	(.002)	(.474)	.207	(.023)	.235
Total from investment operations	(.000)	1.332	.627	.106	.744	.592	.394
Distributions from net investment income	(.270)	(.622)	(.627)	(.576)	(.534)	(.622)	(.154)
Net asset value, end of period	$ 10.740	$ 11.010	$ 10.300	$ 10.300	$ 10.770	$ 10.560	$ 10.590
Total Return B, C, D	0.02%	13.28%	6.32%	1.00%	7.21%	5.81%	3.83%
Ratios to Average Net Assets H
Expenses before expense reductions	.85% A	.83%	.84%	.87%	1.02% A	2.42%	13.94% A
Expenses net of voluntary waivers, if any	.85% A	.83%	.84%	.87%	.90% A	.90%	0.90% A
Expenses net of all reductions	.85% A	.82%	.84%	.86%	.90% A	.90%	0.90% A
Net investment income (loss)	5.13% A, I	5.82%	6.20%	5.58%	5.51% A	5.93%	6.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,889	$ 92,027	$ 48,177	$ 22,628	$ 8,217	$ 3,819	$ 687
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G For the period September 3, 1996 (commencement of sale of shares) to November 30, 1996.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.45%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

J For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 I	1996 I
Net asset value, beginning of period	$ 11.020	$ 10.310	$ 10.310	$ 10.770	$ 10.560	$ 10.610	$ 10.760
Income from Investment Operations
Net investment income (loss) E	.267 H	.603	.620	.576	.537	.625	.671
Net realized and unrealized gain (loss)	(.284) H	.713	(.006)	(.473)	.201	(.058)	(.147)
Total from investment operations	(.017)	1.316	.614	.103	.738	.567	.524
Distributions from net investment income	(.263)	(.606)	(.614)	(.563)	(.528)	(.617)	(.674)
Net asset value, end of period	$ 10.740	$ 11.020	$ 10.310	$ 10.310	$ 10.770	$ 10.560	$ 10.610
Total Return B, C, D	(0.13)%	13.11%	6.18%	0.98%	7.15%	5.56%	5.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.98% A	.97%	.97%	.97%	.98% A	.96%	.97%
Expenses net of voluntary waivers, if any	.98% A	.97%	.97%	.97%	.98% A	.96%	.97%
Expenses net of all reductions	.97% A	.97%	.97%	.97%	.98% A	.96%	.96%
Net investment income (loss)	5.00% A, H	5.67%	6.07%	5.48%	5.48% A	5.97%	6.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 550,077	$ 546,276	$ 313,887	$ 315,350	$ 287,734	$ 278,869	$ 262,103
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.33%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 I	1996 I
Net asset value, beginning of period	$ 11.010	$ 10.300	$ 10.300	$ 10.760	$ 10.540	$ 10.590	$ 10.750
Income from Investment Operations
Net investment income (loss) E	.231 H	.534	.553	.506	.468	.551	.597
Net realized and unrealized gain (loss)	(.284) H	.713	(.006)	(.467)	.214	(.057)	(.153)
Total from investment operations	(.053)	1.247	.547	.039	.682	.494	.444
Distributions from net investment income	(.227)	(.537)	(.547)	(.499)	(.462)	(.544)	(.604)
Net asset value, end of period	$ 10.730	$ 11.010	$ 10.300	$ 10.300	$ 10.760	$ 10.540	$ 10.590
Total Return B, C, D	(0.46)%	12.40%	5.50%	0.37%	6.60%	4.83%	4.32%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65% A	1.62%	1.62%	1.61%	1.70% A	1.74%	1.79%
Expenses net of voluntary waivers, if any	1.65% A	1.62%	1.62%	1.61%	1.65% A	1.65%	1.66%
Expenses net of all reductions	1.64% A	1.62%	1.62%	1.61%	1.65% A	1.65%	1.66%
Net investment income (loss)	4.33% A, H	5.02%	5.42%	4.83%	4.79% A	5.27%	5.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,097	$ 113,424	$ 63,584	$ 64,532	$ 39,657	$ 22,201	$ 18,972
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 4.66%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 G
Net asset value, beginning of period	$ 11.000	$ 10.290	$ 10.290	$ 10.760	$ 10.560	$ 10.570
Income from Investment Operations
Net investment income (loss) E	.227 I	.525	.545	.492	.453	.031
Net realized and unrealized gain (loss)	(.284) I	.716	(.005)	(.472)	.199	(.005)
Total from investment operations	(.057)	1.241	.540	.020	.652	.026
Distributions from net investment income	(.223)	(.531)	(.540)	(.490)	(.452)	(.036)
Net asset value, end of period	$ 10.720	$ 11.000	$ 10.290	$ 10.290	$ 10.760	$ 10.560
Total Return B, C, D	(0.50)%	12.34%	5.42%	0.19%	6.30%	0.25%
Ratios to Average Net Assets H
Expenses before expense reductions	1.72% A	1.69%	1.69%	1.71%	2.41% A	80.03% A
Expenses net of voluntary waivers, if any	1.72% A	1.69%	1.69%	1.71%	1.75% A	1.75% A
Expenses net of all reductions	1.72% A	1.69%	1.69%	1.71%	1.75% A	1.73% A
Net investment income (loss)	4.26% A, I	4.96%	5.35%	4.73%	4.67% A	4.42% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,724	$ 63,538	$ 20,530	$ 17,099	$ 6,100	$ 160
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 4.58%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 E	1997 H	1996 H
Net asset value, beginning of period	$ 11.030	$ 10.320	$ 10.310	$ 10.780	$ 10.570	$ 10.620	$ 10.770
Income from Investment Operations
Net investment income (loss) D	.282 G	.638	.656	.610	.566	.658	.705
Net realized and unrealized gain (loss)	(.274) G	.711	(.002)	(.485)	.201	(.060)	(.151)
Total from investment operations	.008	1.349	.654	.125	.767	.598	.554
Distributions from net investment income	(.278)	(.639)	(.644)	(.595)	(.557)	(.648)	(.704)
Net asset value, end of period	$ 10.760	$ 11.030	$ 10.320	$ 10.310	$ 10.780	$ 10.570	$ 10.620
Total Return B, C	0.10%	13.45%	6.59%	1.19%	7.44%	5.86%	5.40%
Ratios to Average Net Assets F
Expenses before expense reductions	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Expenses net of voluntary waivers, if any	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Expenses net of all reductions	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Net investment income (loss)	5.29% A, G	5.98%	6.39%	5.78%	5.78% A	6.27%	6.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,545	$ 91,168	$ 88,350	$ 157,131	$ 168,019	$ 177,427	$ 211,866
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Eleven months ended October 31.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.61%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,922,424 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income by $1,447,001; increase net unrealized appreciation/depreciation by $1,123,555; and increase net realized gain (loss) by $323,446. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fee, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 72,710	$ 790
Class T	0%	.25%	669,431	8,956
Class B	.65%	.25%	513,489	372,085
Class C	.75%	.25%	300,269	118,387
			$ 1,555,899	$ 500,218

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 75,280	$ 33,473
Class T	77,985	27,171
Class B	164,936	164,936*
Class C	9,049	9,049*
	$ 327,250	$ 234,629

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 86,761	.18*
Class T	552,759	.21*
Class B	125,132	.22*
Class C	58,499	.20*
Institutional Class	82,289	.18*
	$ 905,440

*Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $169,150 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8,881. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 206

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,423,383	$ 3,827,144
Class T	13,085,016	23,134,512
Class B	2,408,208	3,916,975
Class C	1,243,987	1,983,239
Institutional Class	2,438,330	5,244,245
Total	$ 21,598,924	$ 38,106,115

Semiannual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001

Class A Shares sold	4,690,655	6,661,506	$ 50,478,767	$ 71,255,573
Reinvestment of distributions	198,548	327,172	2,132,234	3,501,096
Shares redeemed	(3,848,637)	(3,309,557)	(41,424,329)	(35,388,951)
Net increase (decrease)	1,040,566	3,679,121	$ 11,186,672	$ 39,367,718
Class T Shares sold	15,121,931	33,968,769	$ 162,803,986	$ 363,634,867
Reinvestment of distributions	1,148,469	2,016,916	12,338,881	21,590,808
Shares redeemed	(14,639,474)	(16,863,039)	(157,325,389)	(180,058,471)
Net increase (decrease)	1,630,926	19,122,646	$ 17,817,478	$ 205,167,204
Class B Shares sold	3,257,242	7,292,261	$ 35,047,664	$ 78,190,907
Reinvestment of distributions	178,752	293,267	1,918,225	3,135,614
Shares redeemed	(2,828,177)	(3,455,318)	(30,362,833)	(36,782,351)
Net increase (decrease)	607,817	4,130,210	$ 6,603,056	$ 44,544,170
Class C Shares sold	2,267,812	5,840,132	$ 24,372,954	$ 62,369,971
Reinvestment of distributions	93,799	155,231	1,005,699	1,662,772
Shares redeemed	(2,008,553)	(2,213,405)	(21,630,252)	(23,658,162)
Net increase (decrease)	353,058	3,781,958	$ 3,748,401	$ 40,374,581
Institutional Class Shares sold	2,934,067	2,099,875	$ 31,565,662	$ 22,523,423
Reinvestment of distributions	147,949	292,607	1,591,489	3,130,171
Shares redeemed	(1,904,635)	(2,690,476)	(20,503,560)	(28,693,325)
Net increase (decrease)	1,177,381	(297,994)	$ 12,653,591	$ (3,039,731)

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Investment Adviser

Fidelity Management & Research Company

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Semiannual Report

Fidelity Advisor Aggressive Growth Fund
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Treasury Fund

(Fidelity Investment logo)(registered trademark)

LTB-SANN-0602 157027
1.704556.104

Fidelity® Advisor

Intermediate Bond

Fund - Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Int Bond - Inst CL	0.10%	7.05%	38.67%	94.04%
LB Int Govt/Credit Bond	-0.15%	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	-0.10%	5.41%	34.52%	80.98%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 140 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - Inst CL	7.05%	6.76%	6.85%
LB Int Govt/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Intermediate Bond Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Institutional Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,404 - a 94.04% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,614 - a 96.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.55%	6.57%	6.49%	5.55%	5.96%	6.41%
Capital returns	-2.45%	6.88%	0.10%	-4.36%	1.70%	0.57%
Total returns	0.10%	13.45%	6.59%	1.19%	7.66%	6.98%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.52¢	27.79¢	59.42¢
Annualized dividend rate	5.13%	5.20%	5.52%
30-day annualized yield	5.00%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.72 over the past one month, $10.77 over the past six months and $10.77 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Intermediate Bond Fund

Q. How did the fund perform, Andy?

A. For the six-month period that ended April 30, 2002, the fund's Institutional Class shares had a total return of 0.10%. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate investment grade debt funds average as tracked by Lipper Inc. was -0.10%. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index - which tracks the types of securities in which the fund invests - declined 0.15% for the same six-month period. For the 12-month period that ended April 30, 2002, the fund returned 7.05%, while the Lipper average return returned 5.41% and the Lehman Brothers index returned 7.18%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund keep pace with its peers and benchmark during the past six months?

A. My decision to keep significant investments in mortgage securities worked in the fund's favor. The fund's stake in commercial mortgage-backed securities (CMBS) performed particularly well. Amid low interest rates and increased aversion to credit risk, there was a growing demand for relatively high-yielding, high-quality investments, including mortgage securities. The more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for those reasons. These securities got an added boost when concerns about refinancings, or prepayments, subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest at lower rates. The fund's stake in asset-backed securities also helped, boosted by strong demand for relatively high-yielding, high-quality securities.

Q. Treasury securities made up about 31% of the Lehman Brothers index at the end of the period, but only about 6% of the fund's net assets. What was behind your decision to underweight that sector so significantly?

A. I felt that higher-yielding bonds - such as mortgage and asset-backed securities - offered better total return potential. Furthermore, I was concerned that Treasuries would come under pressure - which they have recently - in response to expectations for a stronger economy. Finally, the supply of Treasuries is expected to grow, which has put additional pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance will rise in response to new budget deficits.

Q. Were there any disappointments?

A. As a group, corporate securities posted disappointing returns during the period due to the ripple effects of the collapse of Enron, questions about accounting practices, concerns about weakness in the telecommunications sector and generally worse-than-expected financial results. Among the fund's worst performers in this environment were its utility and telecommunications holdings. That said, I purchased - when possible - bonds issued by operating companies, rather than their holding companies, a strategy that was rewarded by the market.

Q. Why did the market reward that strategy?

A. Some utility and telecommunications companies have valuable assets that could be sold off for cash if they run into difficulties. Holders of bonds from operating companies have a priority claim to the proceeds of asset sales over holders of debt from a holding company. As a result, the bonds issued by operating companies tend to trade, under certain circumstances, at higher prices than those issued by holding companies.

Semiannual Report

Q. What's your outlook?

A. I'm optimistic about the outlook for corporate bonds given their attractive valuations and evidence that the economy is strengthening. That said, the corporate market likely will be subject to continued volatility as investors sort through concerns about corporate funding needs, accounting practices and debt loads. Security selection and diversification will continue to be very important. As for the rest of the bond market, I believe that securities offering a yield advantage over Treasuries will continue to outperform, although their upside is less given the appreciation they've enjoyed recently.

Fund Facts

Goal: high current income; may also seek capital appreciation

Start date: February 2, 1984

Size: as of April 30, 2002, more than $935 million

Manager: Andrew Dudley, since 1999; joined Fidelity in 1996

3

Andrew Dudley on yield versus total return:

"It's tempting to judge a bond fund's performance solely by its yield, meaning the income that it distributes to investors. But it's important to remember that yield is a forward-looking number; it represents the return that a given bond fund would pay if the perceived credit risk of its underlying bonds does not change. Another, and possibly better, way to evaluate a bond fund is by its historical total return, which includes both its yield and the actual change in price of the bonds the fund owns. Looked at over time, total return can be a good indication of the consistency of the fund's past performance. Some bond funds may have very high yields, but lackluster total returns. In fact, it's even possible that a given fund that had a very high yield could later deliver a negative total return. Furthermore, a very high yield may serve as a warning flag that a fund's risk profile is relatively high.

"Higher-yielding bonds often have some measure of added risk, be it a heightened sensitivity to changes in interest rates or lower credit quality. Longer-term bonds, for example, tend to have higher yields because they are more sensitive to changes in interest rates. Lower-quality bonds pay investors higher yields because there is a greater chance of the bond issuer experiencing credit problems."

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	42.9	46.9
Aa	8.5	7.4
A	21.2	20.8
Baa	20.8	19.6
Ba and Below	0.4	0.7
Not Rated	0.4	0.4

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	5.0	5.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.6	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 46.1%		Corporate Bonds 45.9%
	U.S. Government and Government Agency Obligations 25.7%		U.S. Government and Government Agency Obligations 31.2%
	Asset-Backed Securities 9.8%		Asset-Backed Securities 8.4%
	CMOs and Other Mortgage Related Securities 11.3%		CMOs and Other Mortgage Related Securities 8.6%
	Other Investments 3.4%		Other Investments 3.9%
	Short-Term Investments and Net Other Assets 3.7%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	10.2%	** Foreign investments	10.7%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 45.5%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.6%
DaimlerChrysler North America Holding Corp.:
6.4% 5/15/06	A3	$ 1,000,000	$ 1,021,500
6.9% 9/1/04	A3	1,500,000	1,558,895
7.4% 1/20/05	A3	800,000	839,238
7.75% 6/15/05	A3	2,100,000	2,229,583
			5,649,216
Media - 2.5%
AOL Time Warner, Inc.:
6.125% 4/15/06	Baa1	2,400,000	2,349,574
6.75% 4/15/11	Baa1	1,700,000	1,610,296
6.875% 5/1/12	Baa1	2,500,000	2,371,388
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	2,000,000	1,984,312
Chancellor Media Corp. 8% 11/1/08	Ba1	920,000	956,800
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	375,000	391,425
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	2,370,000	2,496,157
Cox Communications, Inc. 7.5% 8/15/04	Baa2	1,850,000	1,923,615
Gannett Co., Inc. 5.5% 4/1/07	A2	2,010,000	2,020,171
Hearst-Argyle Television, Inc. 7% 11/15/07	Baa3	1,000,000	1,003,241
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	2,000,000	2,068,134
8.5% 2/15/05	Baa3	2,765,000	2,997,431
TCI Communications, Inc. 8.65% 9/15/04	Baa2	900,000	959,722
			23,132,266
TOTAL CONSUMER DISCRETIONARY			28,781,482
CONSUMER STAPLES - 1.1%
Food & Drug Retailing - 0.2%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	1,500,000	1,595,852
Food Products - 0.5%
ConAgra Foods, Inc. 7.875% 9/15/10	Baa1	3,200,000	3,505,488
Dole Food Co., Inc. 7.25% 5/1/09 (c)	Ba1	925,000	920,375
			4,425,863
Tobacco - 0.4%
Philip Morris Companies, Inc. 7.5% 4/1/04	A2	750,000	796,859
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	$ 1,985,000	$ 2,045,344
7.75% 5/15/06	Baa2	930,000	985,664
			3,827,867
TOTAL CONSUMER STAPLES			9,849,582
ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa1	1,800,000	1,920,785
Oil & Gas - 1.6%
Apache Finance Property Ltd. 6.5% 12/15/07	A3	700,000	724,107
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	2,000,000	2,087,464
Oryx Energy Co. 8.125% 10/15/05	Baa2	2,465,000	2,673,963
Pemex Project Funding Master Trust 7.875% 2/1/09 (c)	Baa1	3,000,000	3,086,250
Phillips Petroleum Co. 8.75% 5/25/10	A3	2,000,000	2,320,192
Union Pacific Resources Group, Inc. 7% 10/15/06	Baa1	2,700,000	2,838,694
Valero Energy Corp. 6.875% 4/15/12	Baa2	1,075,000	1,091,971
			14,822,641
TOTAL ENERGY			16,743,426
FINANCIALS - 24.7%
Banks - 6.1%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	1,900,000	2,071,819
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	A1	1,200,000	1,242,342
Bank of America Corp.:
4.75% 10/15/06	Aa2	985,000	971,987
7.125% 9/15/06	Aa2	2,000,000	2,157,472
7.8% 2/15/10	Aa3	3,275,000	3,589,754
Bank of New York Co., Inc. 8.5% 12/15/04	A1	2,500,000	2,766,990
Bank One Corp. 7.875% 8/1/10	A1	1,200,000	1,330,592
Bank One NA, Chicago 5.5% 3/26/07	Aa2	1,585,000	1,601,314
BankBoston Corp. 6.625% 2/1/04	A2	960,000	1,001,548
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	$ 2,200,000	$ 2,483,406
First Union Corp.:
6.95% 11/1/04	A1	3,500,000	3,723,150
7.55% 8/18/05	A1	2,025,000	2,188,478
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	2,240,000	2,366,766
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,800,000	1,936,523
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	259,809
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	650,000	650,000
Korea Development Bank:
7.125% 4/22/04	A3	725,000	764,530
7.375% 9/17/04	A3	1,110,000	1,182,665
MBNA Corp.:
6.25% 1/17/07	Baa2	1,155,000	1,164,678
6.34% 6/2/03	Baa2	450,000	458,156
Mellon Bank NA, Pittsburgh:
6.5% 8/1/05	A1	2,000,000	2,132,450
7.375% 5/15/07	A1	1,800,000	1,962,148
Mercantile Bancorp, Inc. 7.3% 6/15/07	A2	835,000	894,425
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	1,350,000	1,490,256
PNC Funding Corp. 5.75% 8/1/06	A2	3,440,000	3,486,870
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	3,100,000	3,307,644
9.118% 3/31/49	A1	2,900,000	3,343,445
U.S. Bank NA, Minnesota 5.7% 12/15/08	A1	2,000,000	1,996,520
Wachovia Corp. 4.95% 11/1/06	A1	2,200,000	2,180,295
Wells Fargo & Co. 6.625% 7/15/04	Aa2	2,125,000	2,243,352
			56,949,384
Diversified Financials - 14.1%
Abbey National PLC 6.69% 10/17/05	Aa3	1,020,000	1,071,332
Alliance Capital Management LP 5.625% 8/15/06	A2	1,495,000	1,504,247
American Gen. Finance Corp. 5.875% 7/14/06	A1	2,350,000	2,385,995
Amvescap PLC 6.6% 5/15/05	A2	4,000,000	4,184,452
Associates Corp. of North America:
5.8% 4/20/04	Aa1	1,600,000	1,659,042
7.75% 2/15/05	Aa1	2,700,000	2,917,269
Citigroup, Inc.:
5.75% 5/10/06	Aa1	2,000,000	2,054,458
7.25% 10/1/10	Aa2	700,000	750,518
Conoco Funding Co. 6.35% 10/15/11	Baa1	2,000,000	2,022,404
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	$ 135,000	$ 137,566
5.25% 6/15/04	A3	70,000	71,241
6.85% 6/15/04	A3	3,460,000	3,641,847
6.935% 7/16/07	A3	2,450,000	2,595,013
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	Aa3	2,460,000	2,435,061
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	A3	2,020,000	2,125,644
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	4,650,000	4,709,371
Duke Capital Corp. 7.5% 10/1/09	A3	1,800,000	1,936,512
Ford Motor Credit Co.:
6.875% 2/1/06	A3	6,950,000	7,040,461
7.25% 10/25/11	A3	1,815,000	1,808,208
7.375% 10/28/09	A3	2,000,000	2,018,456
7.6% 8/1/05	A3	1,800,000	1,866,148
7.75% 11/15/02	A3	100,000	101,956
7.875% 6/15/10	A3	1,000,000	1,035,781
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	590,000	596,821
6.75% 1/15/06	A2	7,295,000	7,535,830
7.5% 7/15/05	A2	320,000	339,963
7.75% 1/19/10	A2	1,500,000	1,588,997
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	4,550,000	4,922,245
Household Finance Corp.:
6.5% 1/24/06	A2	1,140,000	1,169,110
8% 5/9/05	A2	1,100,000	1,179,279
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	5,000,000	5,854,245
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	4,270,000	4,239,329
5.625% 8/15/06	Aa3	1,125,000	1,138,656
6.75% 2/1/11	A1	3,395,000	3,438,731
Legg Mason, Inc. 6.75% 7/2/08	Baa1	2,850,000	2,945,164
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	Aa3	3,000,000	3,072,177
6.15% 1/26/06	Aa3	2,000,000	2,060,122
Monumental Global Funding II 6.05% 1/19/06 (c)	Aa3	4,500,000	4,649,589
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.:
6.1% 4/15/06	Aa3	$ 4,000,000	$ 4,116,304
7.75% 6/15/05	Aa3	1,500,000	1,628,834
NiSource Finance Corp. 7.875% 11/15/10	Baa3	3,720,000	3,761,954
Popular North America, Inc. 6.125% 10/15/06	A3	1,955,000	1,946,193
Powergen US Funding LLC 4.5% 10/15/04	Baa1	2,690,000	2,685,696
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa3	355,000	275,156
RBSG Capital Corp. 10.125% 3/1/04	Aa3	1,500,000	1,644,120
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	Aa1	2,425,000	2,510,666
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	1,725,000	1,765,751
Sprint Capital Corp.:
5.7% 11/15/03	Baa2	2,660,000	2,567,517
5.875% 5/1/04	Baa2	1,000,000	950,556
6.125% 11/15/08	Baa2	2,700,000	2,433,478
7.125% 1/30/06	Baa2	3,150,000	3,080,583
8.375% 3/15/12 (c)	Baa2	1,450,000	1,427,574
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	590,000	604,013
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,300,000	3,706,329
Wells Fargo Financial, Inc. 5.875% 8/15/08	Aa2	1,900,000	1,919,713
			131,827,677
Insurance - 1.5%
Allstate Corp. 7.875% 5/1/05	A1	2,700,000	2,954,831
MetLife, Inc. 5.25% 12/1/06	A1	1,235,000	1,233,252
New York Life Insurance Co. 6.4% 12/15/03 (c)	Aa3	2,000,000	2,089,912
Principal Life Global Funding I 6.25% 2/15/12 (c)	Aa2	5,000,000	4,954,165
St. Paul Companies, Inc. 8.125% 4/15/10	A2	2,450,000	2,722,785
			13,954,945
Real Estate - 3.0%
AMB Property LP 7.2% 12/15/05	Baa1	2,000,000	2,082,940
Arden Realty LP:
7% 11/15/07	Baa3	3,460,000	3,409,287
8.875% 3/1/05	Baa3	2,590,000	2,732,649
AvalonBay Communities, Inc. 6.5% 7/15/03	Baa1	500,000	515,551
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,065,000	1,096,479
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	640,000	656,327
7.9% 1/15/03	Baa2	2,700,000	2,792,167
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Duke Realty LP 7.3% 6/30/03	Baa1	$ 3,000,000	$ 3,116,577
EOP Operating LP:
6.5% 1/15/04	Baa1	1,675,000	1,725,186
7.75% 11/15/07	Baa1	3,775,000	4,037,729
ERP Operating LP 7.1% 6/23/04	Baa1	3,500,000	3,666,926
ProLogis Trust 6.7% 4/15/04	Baa1	2,790,000	2,880,918
			28,712,736
TOTAL FINANCIALS			231,444,742
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
American Home Products Corp. 6.25% 3/15/06	A3	1,800,000	1,873,112
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.7%
Lockheed Martin Corp. 7.25% 5/15/06	Baa2	2,000,000	2,129,636
Raytheon Co.:
7.9% 3/1/03	Baa3	2,595,000	2,671,703
8.2% 3/1/06	Baa3	1,900,000	2,066,961
			6,868,300
Air Freight & Logistics - 0.1%
FedEx Corp. 7.25% 2/15/11	Baa2	1,000,000	1,046,161
Machinery - 0.5%
Tyco International Group SA:
6.125% 1/15/09	Baa2	2,500,000	1,982,300
yankee:
6.375% 6/15/05	Baa2	1,750,000	1,492,190
6.75% 2/15/11	Baa2	1,455,000	1,172,090
			4,646,580
Road & Rail - 0.8%
Canadian National Railway Co. 6.375% 10/15/11	Baa2	2,700,000	2,715,474
Canadian Pacific Railway Co. 6.25% 10/15/11	Baa2	2,700,000	2,667,171
Norfolk Southern Corp. 7.35% 5/15/07	Baa1	1,900,000	2,035,899
			7,418,544
TOTAL INDUSTRIALS			19,979,585
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.2%
Motorola, Inc. 8% 11/1/11	A3	$ 2,400,000	$ 2,399,508
Computers & Peripherals - 0.5%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	2,200,000	2,217,208
International Business Machines Corp. 4.875% 10/1/06	A1	2,250,000	2,233,188
			4,450,396
Internet Software & Services - 0.2%
Qwest Corp. 8.875% 3/15/12 (c)	Baa2	1,900,000	1,849,042
TOTAL INFORMATION TECHNOLOGY			8,698,946
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee:
8.3% 8/1/05	Baa3	570,000	585,951
8.55% 8/1/10	Baa3	495,000	508,314
Weyerhaeuser Co. 6.75% 3/15/12 (c)	Baa2	2,750,000	2,775,592
			3,869,857
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.5%
AT&T Corp.:
6% 3/15/09	A3	2,800,000	2,468,592
7.3% 11/15/11 (c)	A3	5,400,000	4,951,530
British Telecommunications PLC 8.375% 12/15/10	Baa1	5,100,000	5,584,337
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (c)	A2	1,700,000	1,859,081
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,500,000	2,621,773
9.25% 5/15/11	Baa2	1,640,000	1,762,032
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	700,000	719,782
8% 10/1/10	Baa3	3,840,000	3,947,432
SBC Communications, Inc.:
5.75% 5/2/06	Aa3	2,000,000	2,038,590
5.875% 2/1/12	Aa3	2,250,000	2,150,480
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	4,980,000	5,021,907
TELUS Corp. 8% 6/1/11	Baa2	2,000,000	2,026,384
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Communications 7.2% 11/1/04	Baa2	$ 5,000,000	$ 4,714,950
Verizon New York, Inc. 6.875% 4/1/12	A1	2,020,000	1,988,854
			41,855,724
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	950,000	949,577
7.875% 3/1/11	Baa2	2,750,000	2,686,910
Cingular Wireless LLC 6.5% 12/15/11 (c)	A3	2,000,000	1,904,840
			5,541,327
TOTAL TELECOMMUNICATION SERVICES			47,397,051
UTILITIES - 6.1%
Electric Utilities - 4.3%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	Baa2	2,200,000	2,268,251
Avon Energy Partners Holdings 6.46% 3/4/08 (c)	Baa2	2,000,000	1,941,768
Commonwealth Edison Co. 7% 7/1/05	A3	1,150,000	1,224,891
Constellation Energy Group, Inc. 7% 4/1/12	Baa1	1,000,000	1,017,020
Detroit Edison Co. 6.125% 10/1/10	A3	1,440,000	1,415,089
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	5,000,000	5,007,185
Exelon Generation Co. LLC 6.95% 6/15/11 (c)	Baa1	1,800,000	1,831,007
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	1,610,000	1,540,986
6.45% 11/15/11	Baa2	1,380,000	1,303,726
Niagara Mohawk Power Corp.:
8% 6/1/04	Baa2	3,000,000	3,195,996
8.875% 5/15/07	Baa3	400,000	448,662
Philadelphia Electric Co. 6.5% 5/1/03	A2	2,050,000	2,118,195
PPL Electric Utilities Corp. 5.875% 8/15/07	A3	1,370,000	1,381,470
Progress Energy, Inc. 6.75% 3/1/06	Baa1	1,800,000	1,865,302
PSI Energy, Inc. 6.65% 6/15/06	A3	3,400,000	3,489,080
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,000,000	2,026,340
Texas Utilities Electric Co.:
6.75% 3/1/03	A3	555,000	570,404
6.75% 4/1/03	A3	1,040,000	1,069,918
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Texas Utilities Electric Co.: - continued
8% 6/1/02	A3	$ 1,475,000	$ 1,480,049
8.25% 4/1/04	A3	3,000,000	3,191,898
Virginia Electric & Power Co. 5.75% 3/31/06	A3	2,000,000	2,021,038
			40,408,275
Gas Utilities - 1.3%
Consolidated Natural Gas Co. 5.375% 11/1/06	A3	3,330,000	3,279,168
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	3,515,000	3,639,326
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	2,100,000	2,172,870
Sempra Energy 7.95% 3/1/10	A2	1,800,000	1,886,818
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,010,000	1,074,831
			12,053,013
Multi-Utilities & Unreg. Pwr - 0.5%
Williams Companies, Inc.:
6.2% 8/1/02	Baa2	1,500,000	1,498,293
7.125% 9/1/11	Baa2	3,055,000	2,960,845
			4,459,138
TOTAL UTILITIES			56,920,426
TOTAL NONCONVERTIBLE BONDS (Cost $419,215,666)			425,558,209
U.S. Government and Government Agency Obligations - 16.2%

U.S. Government Agency Obligations - 9.9%
Fannie Mae:
5% 1/15/07	Aaa	15,000,000	15,092,025
5.25% 6/15/06	Aaa	40,500,000	41,454,369
6.25% 2/1/11	Aa2	975,000	995,830
7.125% 6/15/10	Aaa	6,730,000	7,399,911
Freddie Mac:
5.125% 10/15/08	Aaa	16,500,000	16,367,637
5.5% 7/15/06	Aaa	1,000,000	1,030,127
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
5.875% 3/21/11	Aa2	$ 670,000	$ 666,671
7% 7/15/05	Aaa	8,760,000	9,477,900
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Series 2-E, 9.4% 5/15/02	Aaa	19,685	19,731
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			92,504,201
U.S. Treasury Obligations - 6.3%
U.S. Treasury Bonds:
11.25% 2/15/15	Aaa	5,325,000	8,152,660
12% 8/15/13	Aaa	10,390,000	14,339,010
U.S. Treasury Notes:
3% 2/29/04	Aaa	5,300,000	5,291,721
5% 8/15/11	Aaa	12,470,000	12,375,502
6.5% 2/15/10	Aaa	13,000,000	14,249,729
7% 7/15/06	Aaa	4,015,000	4,423,558
TOTAL U.S. TREASURY OBLIGATIONS			58,832,180
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $149,882,941)			151,336,381
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 7.8%
5.5% 9/1/10 to 5/1/11	Aaa	881,293	895,592
5.5% 5/1/17 (d)	Aaa	4,270,000	4,241,978
6% 9/1/13 to 8/1/16 (e)	Aaa	17,479,265	17,811,640
6% 5/1/17 (d)	Aaa	17,285,514	17,512,386
6.5% 5/1/17 (d)	Aaa	4,270,000	4,399,434
6.5% 3/1/24 to 11/1/28	Aaa	1,583,822	1,615,795
6.5% 5/1/32 (d)	Aaa	13,000,000	13,154,375
7% 7/1/09 to 10/1/12	Aaa	1,271,707	1,335,628
7.5% 8/1/17 to 9/1/28	Aaa	8,786,929	9,238,413
8.5% 6/1/11 to 9/1/25	Aaa	636,857	690,211
9.5% 2/1/25	Aaa	861,112	950,229
10% 1/1/20	Aaa	17,027	19,123
10.5% 8/1/20	Aaa	106,176	120,180
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - continued
11% 8/1/15	Aaa	$ 736,654	$ 826,570
12.5% 12/1/13 to 4/1/15	Aaa	23,814	27,494
TOTAL FANNIE MAE			72,839,048
Freddie Mac - 0.1%
8.5% 9/1/24 to 8/1/27	Aaa	711,507	768,283
9.5% 1/1/17	Aaa	12,764	14,114
10% 4/1/06 to 8/1/09	Aaa	49,240	53,079
10.25% 12/1/09	Aaa	17,559	19,276
10.5% 5/1/21	Aaa	143,286	158,655
11% 12/1/11	Aaa	10,749	11,959
11.5% 10/1/15	Aaa	34,340	38,788
11.75% 10/1/10	Aaa	25,044	27,977
TOTAL FREDDIE MAC			1,092,131
Government National Mortgage Association - 1.6%
6.5% 2/15/29	Aaa	3,210,593	3,265,035
7% 2/15/28 to 11/15/28	Aaa	9,922,806	10,280,262
7.5% 2/15/28 to 10/15/28	Aaa	125,329	132,000
8% 7/15/02 to 6/15/25	Aaa	835,699	888,347
8.5% 4/15/17 to 12/15/21	Aaa	300,706	327,663
11% 7/20/19 to 8/20/19	Aaa	90,126	102,898
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			14,996,205
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $87,307,296)			88,927,384
Asset-Backed Securities - 8.5%

ABSC Nims Trust 7% 12/17/31 (c)	Baa3	822,522	807,614
American Express Credit Account Master Trust:
5.53% 10/15/08	Aaa	1,020,000	1,044,066
6.1% 12/15/06	A1	1,100,000	1,147,323
Americredit Automobile Receivables Trust:
4.61% 1/6/09	Aaa	5,800,000	5,789,142
5.01% 7/14/08	Aaa	6,000,000	6,099,375
7.15% 8/12/04	Aaa	1,913,668	1,952,539
Associates Auto Receivables Trust 6.9% 8/15/05	Aaa	3,000,000	3,135,938
Capital One Master Trust 5.3% 6/15/09	Aaa	4,000,000	4,086,875
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	A2	$ 485,000	$ 492,421
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,300,000	5,306,625
Citibank Credit Card Master Trust I 5.3% 1/9/06	Aaa	1,320,000	1,360,088
CSFB Nims Trust:
8% 5/25/32 (c)	BBB	1,419,945	1,370,247
8.5% 3/27/31 (c)	BBB-	946,566	935,917
9% 11/27/30 (c)	BBB-	466,399	461,618
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	8,000,000	8,285,737
5.85% 11/16/04	A2	2,000,000	2,008,479
5.85% 1/17/06	Aaa	5,000,000	5,167,333
Ford Credit Auto Owner Trust 5.71% 9/15/05	A1	560,000	578,025
Honda Auto Receivables Owner Trust 4.67% 3/18/05	Aaa	4,105,000	4,180,686
IndyMac Nim Trust 9.25% 8/26/31 (c)(f)	BBB-	683,437	690,058
MBNA Master Credit Card Trust II 7.35% 7/16/07	Aaa	4,500,000	4,873,050
Orix Credit Alliance Receivables Trust 7.12% 5/15/04	Aaa	1,041,959	1,057,263
Premier Auto Trust 5.59% 2/9/04	Aaa	3,907,209	3,962,787
Sears Credit Account Master Trust II:
5.65% 3/17/09	Aaa	2,000,000	2,075,114
7% 7/15/08	Aaa	5,100,000	5,348,950
Toyota Auto Owners Trust 7.21% 4/15/07	Aaa	2,000,000	2,115,501
West Penn Funding LLC 6.81% 9/25/08	Aaa	4,500,000	4,793,906
TOTAL ASSET-BACKED SECURITIES (Cost $76,893,476)			79,126,677
Collateralized Mortgage Obligations - 1.7%

U.S. Government Agency - 1.7%
Fannie Mae REMIC planned amortization class:
Series 1994-51 Class PH, 6.5% 1/25/23	Aaa	1,400,000	1,465,187
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	3,000,000	3,097,969
Freddie Mac:
REMIC planned amortization class:
Series 13 Class PJ, 4.5% 8/25/20	Aaa	4,585,367	4,639,500
Series 32 Class TH, 7% 9/25/22	Aaa	2,500,000	2,614,852
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac: - continued
sequential pay:
Series 2061 Class J, 6.5% 9/20/22	Aaa	$ 870,328	$ 896,735
Series 2284 Class C, 6.5% 2/15/29	Aaa	1,774,645	1,852,046
Government National Mortgage Association sequential pay Series 1998-19 Class B, 6.5% 2/20/23	Aaa	1,703,505	1,759,822
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,855,325)			16,326,111
Commercial Mortgage Securities - 8.7%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	2,298,584	2,429,731
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (f)(h)	Aaa	19,616,414	1,477,361
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0911% 4/15/36 (f)(h)	Aaa	43,840,376	2,873,596
COMM floater Series 2001-FL5A Class D, 3.0793% 11/15/13 (c)(f)	AA-	2,200,000	2,197,938
Commercial Mortgage Asset Trust sequential pay:
Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	1,000,000	1,055,313
Series 1999-C2 Class A1, 7.285% 12/17/07	Aaa	3,174,347	3,391,096
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	1,709,092	1,754,757
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	Aaa	1,245,000	1,297,723
Series 1999-C1 Class A2, 7.29% 9/15/41	Aaa	7,550,000	8,123,328
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	1,903,841	2,041,659
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	2,050,000	2,093,442
Series 1997-SPCE Class D, 7.332% 4/20/08 (c)	-	4,000,000	4,045,024
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	Aaa	36,290,243	1,531,013
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	Aaa	4,500,000	4,685,737
Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	1,943,044	2,101,581
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (c)	A2	$ 1,000,000	$ 1,063,438
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (c)(f)(h)	Aaa	24,243,843	983,958
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 12/15/11 (c)	Aaa	4,982,322	4,870,220
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	Aaa	3,307,313	3,556,524
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/10 (c)	Aaa	1,808,527	1,868,383
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	Aaa	2,466,496	2,606,100
LB Commercial Conduit Mortgage Trust sequential pay Series 1999-C1 Class A2, 6.78% 6/15/31	Aaa	5,370,000	5,685,788
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	Aaa	2,767,291	3,028,346
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (c)	Aaa	5,000,000	5,346,094
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/1/31	Aaa	3,544,923	3,681,118
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 1/20/08	Aaa	2,301,080	2,430,516
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,592,969
Trizechahn Office Properties Trust Series 2001-TZHA Class C3, 6.522% 3/15/08 (c)	A2	3,000,000	3,068,906
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $80,055,062)			81,881,659
Foreign Government and Government Agency Obligations (i) - 3.4%

Chilean Republic:
5.625% 7/23/07	Baa1	1,210,000	1,210,696
7.125% 1/11/12	Baa1	2,900,000	3,019,625
Malaysian Government 7.5% 7/15/11	Baa2	1,090,000	1,152,784
New Brunswick Province yankee 7.125% 10/1/02	A1	2,250,000	2,295,896
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Nova Scotia Province 5.75% 2/27/12	A3	$ 1,750,000	$ 1,724,980
Ontario Province:
5.5% 10/1/08	Aa3	4,000,000	4,043,280
7% 8/4/05	Aa3	3,500,000	3,775,100
Quebec Province:
5.75% 2/15/09	A1	9,200,000	9,228,262
yankee 6.5% 1/17/06	A1	2,000,000	2,113,362
United Mexican States:
7.5% 1/14/12	Baa2	2,150,000	2,183,325
8.375% 1/14/11	Baa2	1,000,000	1,067,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $31,079,745)			31,814,810
Fixed-Income Funds - 3.2%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $30,000,000)	3,015,075	30,000,000
Cash Equivalents - 5.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $52,129,000)	$ 52,131,797	52,129,000
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $942,418,511)		957,100,231
NET OTHER ASSETS - (2.3)%		(21,768,283)
NET ASSETS - 100%		$ 935,331,948
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $86,264,417 or 9.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) A portion of the security is subject to a forward commitment to sell.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	71.8%	AAA, AA, A	61.7%
Baa	20.5%	BBB	25.5%
Ba	0.4%	BB	0.3%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
United Kingdom	4.0
Canada	3.4
Others (individually less than 1%)	2.8
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $537,677,913 and $490,083,322, respectively, of which long-term U.S. government and government agency obligations aggregated $311,196,132 and $337,267,792, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $5,172,000. The weighted average interest rate was 1.90%. Interest earned from the interfund lending program amounted to $273 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $943,566,768. Net unrealized appreciation aggregated $13,533,463, of which $18,503,498 related to appreciated investment securities and $4,970,035 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $16,159,000 of which $3,830,000 and $12,329,000 will expire on October 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $52,129,000) (cost $942,418,511) - See accompanying schedule		$ 957,100,231
Cash		199
Commitment to sell securities on a delayed delivery basis	$ (8,336,693)
Receivable for securities sold on a delayed delivery basis	8,380,743	44,050
Receivable for investments sold Regular delivery		4,283,482
Delayed delivery		250,406
Receivable for fund shares sold		5,227,324
Interest receivable		11,771,881
Total assets		978,677,573
Liabilities
Payable for investments purchased on a delayed delivery basis	39,042,348
Payable for fund shares redeemed	3,209,568
Distributions payable	297,085
Accrued management fee	328,744
Distribution fees payable	268,381
Other payables and accrued expenses	199,499
Total liabilities		43,345,625
Net Assets		$ 935,331,948
Net Assets consist of:
Paid in capital		$ 941,393,336
Undistributed net investment income		301,590
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,088,748)
Net unrealized appreciation (depreciation) on investments		14,725,770
Net Assets		$ 935,331,948

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($100,889,432 ÷ 9,395,390 shares)	$ 10.74
Maximum offering price per share (100/96.25 of $10.74)	$ 11.16
Class T: Net Asset Value and redemption price per share ($550,077,398 ÷ 51,205,179 shares)	$ 10.74
Maximum offering price per share (100/97.25 of $10.74)	$ 11.04
Class B: Net Asset Value and offering price per share ($117,096,852 ÷ 10,913,858 shares) A	$ 10.73
Class C: Net Asset Value and offering price per share ($65,723,593 ÷ 6,129,349 shares) A	$ 10.72
Institutional Class: Net Asset Value, offering price and redemption price per share ($101,544,673 ÷ 9,440,812 shares)	$ 10.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 26,665,277
Security lending		44,343
Total income		26,709,620
Expenses
Management fee	$ 1,928,326
Transfer agent fees	905,440
Distribution fees	1,555,899
Accounting and security lending fees	111,999
Non-interested trustees' compensation	1,648
Custodian fees and expenses	23,323
Registration fees	75,204
Audit	23,238
Legal	7,735
Miscellaneous	135,594
Total expenses before reductions	4,768,406
Expense reductions	(9,087)	4,759,319
Net investment income (loss)		21,950,301
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(2,350,940)
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,234,527)
Delayed delivery commitments	124,023
Total change in net unrealized appreciation (depreciation)		(21,110,504)
Net gain (loss)		(23,461,444)
Net increase (decrease) in net assets resulting from operations		$ (1,511,143)

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,950,301	$ 38,113,865
Net realized gain (loss)	(2,350,940)	11,213,086
Change in net unrealized appreciation (depreciation)	(21,110,504)	34,270,548
Net increase (decrease) in net assets resulting from operations	(1,511,143)	83,597,499
Distributions to shareholders from net investment income	(21,598,924)	(38,106,115)
Share transactions - net increase (decrease)	52,009,198	326,413,942
Total increase (decrease) in net assets	28,899,131	371,905,326
Net Assets
Beginning of period	906,432,817	534,527,491
End of period (including undistributed net investment income of $301,590 and distributions in excess of net investment income of $49,787, respectively)	$ 935,331,948	$ 906,432,817

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 J	1996 G
Net asset value, beginning of period	$ 11.010	$ 10.300	$ 10.300	$ 10.770	$ 10.560	$ 10.590	$ 10.350
Income from Investment Operations
Net investment income (loss) E	.273 I	.619	.629	.580	.537	.615	.159
Net realized and unrealized gain (loss)	(.273) I	.713	(.002)	(.474)	.207	(.023)	.235
Total from investment operations	(.000)	1.332	.627	.106	.744	.592	.394
Distributions from net investment income	(.270)	(.622)	(.627)	(.576)	(.534)	(.622)	(.154)
Net asset value, end of period	$ 10.740	$ 11.010	$ 10.300	$ 10.300	$ 10.770	$ 10.560	$ 10.590
Total Return B, C, D	0.02%	13.28%	6.32%	1.00%	7.21%	5.81%	3.83%
Ratios to Average Net Assets H
Expenses before expense reductions	.85% A	.83%	.84%	.87%	1.02% A	2.42%	13.94% A
Expenses net of voluntary waivers, if any	.85% A	.83%	.84%	.87%	.90% A	.90%	0.90% A
Expenses net of all reductions	.85% A	.82%	.84%	.86%	.90% A	.90%	0.90% A
Net investment income (loss)	5.13% A, I	5.82%	6.20%	5.58%	5.51% A	5.93%	6.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,889	$ 92,027	$ 48,177	$ 22,628	$ 8,217	$ 3,819	$ 687
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G For the period September 3, 1996 (commencement of sale of shares) to November 30, 1996.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.45%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

J For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 I	1996 I
Net asset value, beginning of period	$ 11.020	$ 10.310	$ 10.310	$ 10.770	$ 10.560	$ 10.610	$ 10.760
Income from Investment Operations
Net investment income (loss) E	.267 H	.603	.620	.576	.537	.625	.671
Net realized and unrealized gain (loss)	(.284) H	.713	(.006)	(.473)	.201	(.058)	(.147)
Total from investment operations	(.017)	1.316	.614	.103	.738	.567	.524
Distributions from net investment income	(.263)	(.606)	(.614)	(.563)	(.528)	(.617)	(.674)
Net asset value, end of period	$ 10.740	$ 11.020	$ 10.310	$ 10.310	$ 10.770	$ 10.560	$ 10.610
Total Return B, C, D	(0.13)%	13.11%	6.18%	0.98%	7.15%	5.56%	5.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.98% A	.97%	.97%	.97%	.98% A	.96%	.97%
Expenses net of voluntary waivers, if any	.98% A	.97%	.97%	.97%	.98% A	.96%	.97%
Expenses net of all reductions	.97% A	.97%	.97%	.97%	.98% A	.96%	.96%
Net investment income (loss)	5.00% A, H	5.67%	6.07%	5.48%	5.48% A	5.97%	6.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 550,077	$ 546,276	$ 313,887	$ 315,350	$ 287,734	$ 278,869	$ 262,103
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.33%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 I	1996 I
Net asset value, beginning of period	$ 11.010	$ 10.300	$ 10.300	$ 10.760	$ 10.540	$ 10.590	$ 10.750
Income from Investment Operations
Net investment income (loss) E	.231 H	.534	.553	.506	.468	.551	.597
Net realized and unrealized gain (loss)	(.284) H	.713	(.006)	(.467)	.214	(.057)	(.153)
Total from investment operations	(.053)	1.247	.547	.039	.682	.494	.444
Distributions from net investment income	(.227)	(.537)	(.547)	(.499)	(.462)	(.544)	(.604)
Net asset value, end of period	$ 10.730	$ 11.010	$ 10.300	$ 10.300	$ 10.760	$ 10.540	$ 10.590
Total Return B, C, D	(0.46)%	12.40%	5.50%	0.37%	6.60%	4.83%	4.32%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65% A	1.62%	1.62%	1.61%	1.70% A	1.74%	1.79%
Expenses net of voluntary waivers, if any	1.65% A	1.62%	1.62%	1.61%	1.65% A	1.65%	1.66%
Expenses net of all reductions	1.64% A	1.62%	1.62%	1.61%	1.65% A	1.65%	1.66%
Net investment income (loss)	4.33% A, H	5.02%	5.42%	4.83%	4.79% A	5.27%	5.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,097	$ 113,424	$ 63,584	$ 64,532	$ 39,657	$ 22,201	$ 18,972
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 4.66%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 F	1997 G
Net asset value, beginning of period	$ 11.000	$ 10.290	$ 10.290	$ 10.760	$ 10.560	$ 10.570
Income from Investment Operations
Net investment income (loss) E	.227 I	.525	.545	.492	.453	.031
Net realized and unrealized gain (loss)	(.284) I	.716	(.005)	(.472)	.199	(.005)
Total from investment operations	(.057)	1.241	.540	.020	.652	.026
Distributions from net investment income	(.223)	(.531)	(.540)	(.490)	(.452)	(.036)
Net asset value, end of period	$ 10.720	$ 11.000	$ 10.290	$ 10.290	$ 10.760	$ 10.560
Total Return B, C, D	(0.50)%	12.34%	5.42%	0.19%	6.30%	0.25%
Ratios to Average Net Assets H
Expenses before expense reductions	1.72% A	1.69%	1.69%	1.71%	2.41% A	80.03% A
Expenses net of voluntary waivers, if any	1.72% A	1.69%	1.69%	1.71%	1.75% A	1.75% A
Expenses net of all reductions	1.72% A	1.69%	1.69%	1.71%	1.75% A	1.73% A
Net investment income (loss)	4.26% A, I	4.96%	5.35%	4.73%	4.67% A	4.42% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,724	$ 63,538	$ 20,530	$ 17,099	$ 6,100	$ 160
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Eleven months ended October 31.

G For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 4.58%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class	Six months ended April 30, 2002	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2001	2000	1999	1998 E	1997 H	1996 H
Net asset value, beginning of period	$ 11.030	$ 10.320	$ 10.310	$ 10.780	$ 10.570	$ 10.620	$ 10.770
Income from Investment Operations
Net investment income (loss) D	.282 G	.638	.656	.610	.566	.658	.705
Net realized and unrealized gain (loss)	(.274) G	.711	(.002)	(.485)	.201	(.060)	(.151)
Total from investment operations	.008	1.349	.654	.125	.767	.598	.554
Distributions from net investment income	(.278)	(.639)	(.644)	(.595)	(.557)	(.648)	(.704)
Net asset value, end of period	$ 10.760	$ 11.030	$ 10.320	$ 10.310	$ 10.780	$ 10.570	$ 10.620
Total Return B, C	0.10%	13.45%	6.59%	1.19%	7.44%	5.86%	5.40%
Ratios to Average Net Assets F
Expenses before expense reductions	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Expenses net of voluntary waivers, if any	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Expenses net of all reductions	.69% A	.66%	.65%	.66%	.68% A	.67%	.66%
Net investment income (loss)	5.29% A, G	5.98%	6.39%	5.78%	5.78% A	6.27%	6.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,545	$ 91,168	$ 88,350	$ 157,131	$ 168,019	$ 177,427	$ 211,866
Portfolio turnover rate	117% A	112%	153%	138%	176% A	138%	200%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Eleven months ended October 31.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.017 and increase net realized and unrealized gain (loss) per share by $.017. Without this change the ratio of net investment income (loss) to average net assets would have been 5.61%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,922,424 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income by $1,447,001; increase net unrealized appreciation/depreciation by $1,123,555; and increase net realized gain (loss) by $323,446. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fee, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 72,710	$ 790
Class T	0%	.25%	669,431	8,956
Class B	.65%	.25%	513,489	372,085
Class C	.75%	.25%	300,269	118,387
			$ 1,555,899	$ 500,218

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 75,280	$ 33,473
Class T	77,985	27,171
Class B	164,936	164,936*
Class C	9,049	9,049*
	$ 327,250	$ 234,629
* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 86,761	.18*
Class T	552,759	.21*
Class B	125,132	.22*
Class C	58,499	.20*
Institutional Class	82,289	.18*
	$ 905,440

*Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $169,150 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8,881. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 206

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,423,383	$ 3,827,144
Class T	13,085,016	23,134,512
Class B	2,408,208	3,916,975
Class C	1,243,987	1,983,239
Institutional Class	2,438,330	5,244,245
Total	$ 21,598,924	$ 38,106,115

Semiannual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001

Class A Shares sold	4,690,655	6,661,506	$ 50,478,767	$ 71,255,573
Reinvestment of distributions	198,548	327,172	2,132,234	3,501,096
Shares redeemed	(3,848,637)	(3,309,557)	(41,424,329)	(35,388,951)
Net increase (decrease)	1,040,566	3,679,121	$ 11,186,672	$ 39,367,718
Class T Shares sold	15,121,931	33,968,769	$ 162,803,986	$ 363,634,867
Reinvestment of distributions	1,148,469	2,016,916	12,338,881	21,590,808
Shares redeemed	(14,639,474)	(16,863,039)	(157,325,389)	(180,058,471)
Net increase (decrease)	1,630,926	19,122,646	$ 17,817,478	$ 205,167,204
Class B Shares sold	3,257,242	7,292,261	$ 35,047,664	$ 78,190,907
Reinvestment of distributions	178,752	293,267	1,918,225	3,135,614
Shares redeemed	(2,828,177)	(3,455,318)	(30,362,833)	(36,782,351)
Net increase (decrease)	607,817	4,130,210	$ 6,603,056	$ 44,544,170
Class C Shares sold	2,267,812	5,840,132	$ 24,372,954	$ 62,369,971
Reinvestment of distributions	93,799	155,231	1,005,699	1,662,772
Shares redeemed	(2,008,553)	(2,213,405)	(21,630,252)	(23,658,162)
Net increase (decrease)	353,058	3,781,958	$ 3,748,401	$ 40,374,581
Institutional Class Shares sold	2,934,067	2,099,875	$ 31,565,662	$ 22,523,423
Reinvestment of distributions	147,949	292,607	1,591,489	3,130,171
Shares redeemed	(1,904,635)	(2,690,476)	(20,503,560)	(28,693,325)
Net increase (decrease)	1,177,381	(297,994)	$ 12,653,591	$ (3,039,731)

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

LTBI-SANN-0602 157028
1.704557.104

Fidelity® Advisor

Short Fixed-Income

Fund - Class A, Class T and Class C

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Short Fixed-Income - CL A	0.38%	5.29%	33.65%	72.62%
Fidelity Adv Short Fixed-Income - CL A (incl. 1.50% sales charge)	-1.12%	3.71%	31.64%	70.03%
LB 1-3 Year Govt/Credit	0.96%	6.56%	37.95%	82.32%
Short Investment Grade Debt Funds Average	0.25%	5.06%	32.80%	74.11%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers® 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how Class A's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 125 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL A	5.29%	5.97%	5.61%
Fidelity Adv Short Fixed-Income - CL A (incl. 1.50% sales charge)	3.71%	5.65%	5.45%
LB 1-3 Year Govt/Credit	6.56%	6.65%	6.19%
Short Investment Grade Debt Funds Average	5.06%	5.83%	5.69%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class A on April 30, 1992, and the current 1.50% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,003 - a 70.03% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - an 82.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.17%	6.16%	6.24%	5.57%	5.83%	6.28%
Capital returns	-1.79%	4.06%	-0.33%	-2.45%	0.75%	-0.64%
Total returns	0.38%	10.22%	5.91%	3.12%	6.58%	5.64%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.30¢	20.48¢	46.34¢
Annualized dividend rate	4.31%	4.42%	4.95%
30-day annualized yield	4.07%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.31 over the past one month, $9.34 over the past six months and $9.36 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 1.50% sales charge.

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL T	0.37%	5.27%	33.39%	73.02%
Fidelity Adv Short Fixed-Income - CL T (incl. 1.50% sales charge)	-1.13%	3.69%	31.39%	70.43%
LB 1-3 Year Govt/Credit	0.96%	6.56%	37.95%	82.32%
Short Investment Grade Debt Funds Average	0.25%	5.06%	32.80%	74.11%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how Class T's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 125 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL T	5.27%	5.93%	5.64%
Fidelity Adv Short Fixed-Income - CL T (incl. 1.50% sales charge)	3.69%	5.61%	5.48%
LB 1-3 Year Govt/Credit	6.56%	6.65%	6.19%
Short Investment Grade Debt Funds Average	5.06%	5.83%	5.69%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class T on April 30, 1992, and the current 1.50% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,043 - a 70.43% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - an 82.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class T
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.16%	6.16%	6.22%	5.57%	6.00%	6.29%
Capital returns	-1.79%	4.05%	-0.22%	-2.45%	0.32%	-0.32%
Total returns	0.37%	10.21%	6.00%	3.12%	6.32%	5.97%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.28¢	20.38¢	46.20¢
Annualized dividend rate	4.28%	4.40%	4.93%
30-day annualized yield	4.04%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.31 over the past one month, $9.35 over the past six months and $9.37 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 1.50% sales charge.

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL C	-0.04%	4.40%	28.39%	66.53%
Fidelity Adv Short Fixed-Income - CL C (incl. contingent deferred sales charge)	-1.03%	3.40%	28.39%	66.53%
LB 1-3 Year Govt/Credit	0.96%	6.56%	37.95%	82.32%
Short Investment Grade Debt Funds Average	0.25%	5.06%	32.80%	74.11%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how Class C's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 125 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL C	4.40%	5.13%	5.23%
Fidelity Adv Short Fixed-Income - CL C (incl. contingent deferred sales charge)	3.40%	5.13%	5.23%
LB 1-3 Year Govt/Credit	6.56%	6.65%	6.19%
Short Investment Grade Debt Funds Average	5.06%	5.83%	5.69%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class C on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $16,653 - a 66.53% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - an 82.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Class C
Performance - continued

Total Return Components

	Six months ended April 30,	Years ended October 31,			November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	1.75%	5.25%	5.34%	4.66%	5.06%
Capital returns	-1.79%	4.05%	-0.33%	-2.35%	0.43%
Total returns	-0.04%	9.30%	5.01%	2.31%	5.49%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.65¢	16.48¢	38.38¢
Annualized dividend rate	3.46%	3.55%	4.10%
30-day annualized yield	3.27%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.32 over the past one month, $9.35 over the past six months and $9.37 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund

Q. How did the fund perform, Andy?

A. For the six-month period that ended April 30, 2002, the fund's Class A, Class T and Class C shares had total returns of 0.38%, 0.37%, -0.04%, respectively. To get a sense of how the fund did relative to its competitors, the return for the short investment grade debt funds average as tracked by Lipper Inc. was 0.25%. Additionally, the Lehman Brothers 1-3 Year Government/Credit Bond Index - which tracks the types of securities in which the fund invests - returned 0.96% for the same six-month period. For the 12-month period that ended April 30, 2002, the fund's Class A, Class T and Class C shares returned 5.29%, 5.27% and 4.40%, respectively, while the Lipper average returned 5.06% and the Lehman Brothers index gained 6.56%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund generally keep pace with its peers during the past six months?

A. My decision to keep significant investments in mortgage securities worked in the fund's favor. The fund's stake in commercial mortgage-backed securities (CMBS) performed particularly well. Amid low interest rates and increased aversion to credit risk, there was a growing demand for relatively high-yielding, high-quality investments, including mortgage securities. The more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for those reasons. These securities got an added boost when concerns about refinancings, or prepayments, subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest at lower rates. The fund's stake in asset-backed securities also helped, boosted by strong demand for relatively high-yielding, high-quality securities.

Q. Treasury securities made up about 41% of the Lehman Brothers index at the end of the period, but only about 7% of the fund's net assets. What was behind your decision to underweight that sector so significantly?

A. I felt that higher-yielding bonds - such as mortgage and asset-backed securities - offered better total return potential. Furthermore, I was concerned that Treasuries would come under pressure - which they have recently - in response to expectations for a stronger economy. Finally, the supply of Treasuries is expected to grow, which has put additional pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance will rise in response to new budget deficits.

Q. Were there any disappointments?

A. As a group, corporate securities posted disappointing returns during the period due to the ripple effects of the collapse of Enron, questions about accounting practices, concerns about weakness in the telecommunications sector and generally worse-than-expected financial results. Among the fund's worst performers in this environment were its utility and telecommunications holdings. That said, I purchased - when possible - bonds issued by operating companies, rather than their holding companies, a strategy that was rewarded by the market.

Q. Why did the market reward that strategy?

A. Some utility and telecommunications companies have valuable assets that could be sold off for cash if those companies run into difficulty. Holders of bonds from operating companies have a priority claim to the proceeds of asset sales, which helps the bonds issued by operating companies to trade, under certain circumstances, at higher prices than those issued by holding companies.

Semiannual Report

Q. What's your outlook?

A. I'm optimistic about the outlook for corporate bonds given their attractive valuations and evidence that the economy is strengthening. That said, the corporate market likely will be subject to continued volatility as investors sort through concerns about corporate funding needs, accounting practices and debt loads. Security selection and diversification will continue to be very important in this sector. As for the rest of the bond market, I believe that securities offering a yield advantage over Treasuries will continue to outperform, although their upside is less given the appreciation they've enjoyed recently.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income consistent with preservation of capital, by investing primarily in a broad range of investment-grade, fixed-income securities

Start date: September 16, 1987

Size: as of April 30, 2002, more than $576 million

Manager: Andrew Dudley, since 1997; joined Fidelity in 1996

3

Andrew Dudley on yield versus total return:

"It's tempting to judge a bond fund's performance solely by its yield, meaning the income that it distributes to investors. But it's important to remember that yield is a forward-looking number; it represents the return that a given bond fund would pay if the perceived credit risk of its underlying bonds does not change. Another, and possibly better, way to evaluate a bond fund is by its historical total return, which includes both its yield and the actual change in price of the bonds the fund owns. Looked at over time, total return can be a good indication of the consistency of the fund's past performance. Some bond funds may have very high yields, but lackluster total returns. In fact, it's even possible that a given fund that had a very high yield could later deliver a negative total return. Furthermore, a very high yield may serve as a warning flag that a fund's risk profile is relatively high.

"Higher-yielding bonds often have some measure of added risk, be it a heightened sensitivity to changes in interest rates or lower credit quality. Longer-term bonds, for example, tend to have higher yields because they are more sensitive to changes in interest rates. Lower-quality bonds pay investors higher yields because there is a greater chance of the bond issuer experiencing credit problems."

Semiannual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	45.4	47.2
Aa	6.5	8.1
A	16.8	16.8
Baa	22.7	22.3
Ba and Below	0.3	0.8
Not Rated	0.5	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	2.3	2.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	1.8	1.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 37.4%		Corporate Bonds 40.7%
	U.S. Government and Government Agency Obligations 18.3%		U.S. Government and Government Agency Obligations 22.8%
	Asset-Backed Securities 21.5%		Asset-Backed Securities 17.8%
	CMOs and Other Mortgage Related Securities 14.1%		CMOs and Other Mortgage Related Securities 13.1%
	Other Investments 1.3%		Other Investments 1.7%
	Short-Term Investments and Net Other Assets 7.4%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	5.5%	** Foreign investments	7.0%
* Futures Contracts	(0.4)%	** Futures Contracts	0.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.3%
Auto Components - 0.5%
DaimlerChrysler North America Holding Corp.:
6.9% 9/1/04	A3	$ 1,500,000	$ 1,558,895
7.4% 1/20/05	A3	400,000	419,619
7.75% 6/15/05	A3	1,100,000	1,167,877
			3,146,391
Media - 3.3%
AOL Time Warner, Inc.:
6.125% 4/15/06	Baa1	1,400,000	1,370,585
6.15% 5/1/07	Baa1	1,200,000	1,163,750
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	1,000,000	992,156
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	1,030,000	1,075,115
Continental Cablevision, Inc.:
8.3% 5/15/06	Baa2	500,000	526,616
8.625% 8/15/03	Baa2	750,000	782,342
Cox Communications, Inc.:
6.875% 6/15/05	Baa2	1,800,000	1,841,490
7.5% 8/15/04	Baa2	950,000	987,802
Gannett Co., Inc. 4.95% 4/1/05	A2	1,175,000	1,188,632
News America Holdings, Inc. 8.5% 2/15/05	Baa3	2,300,000	2,493,343
TCI Communications, Inc.:
8% 8/1/05	Baa2	3,610,000	3,806,084
8.65% 9/15/04	Baa2	600,000	639,815
Time Warner, Inc. 7.75% 6/15/05	Baa1	1,800,000	1,889,066
			18,756,796
Multiline Retail - 0.3%
Federated Department Stores, Inc. 8.125% 10/15/02	Baa1	1,860,000	1,900,468
Textiles, Apparel & Lux. Goods - 0.2%
Jones Apparel Group, Inc. 7.5% 6/15/04	Baa2	800,000	841,439
TOTAL CONSUMER DISCRETIONARY			24,645,094
CONSUMER STAPLES - 1.7%
Food & Drug Retailing - 0.8%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,300,000	2,446,972
Safeway, Inc. 3.625% 11/5/03	Baa2	2,000,000	1,996,110
			4,443,082
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.2%
Kellogg Co. 5.5% 4/1/03	Baa2	$ 1,200,000	$ 1,222,826
Tobacco - 0.7%
Philip Morris Companies, Inc. 7% 7/15/05	A2	1,750,000	1,848,670
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	2,150,000	2,215,360
			4,064,030
TOTAL CONSUMER STAPLES			9,729,938
ENERGY - 1.4%
Energy Equipment & Services - 0.3%
Petroliam Nasional BHD (Petronas) yankee:
7.125% 10/18/06 (b)	Baa1	575,000	613,584
8.875% 8/1/04 (b)	Baa1	1,135,000	1,244,842
			1,858,426
Oil & Gas - 1.1%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	1,400,000	1,461,225
Kerr-McGee Corp. 5.375% 4/15/05	Baa2	1,375,000	1,393,216
Mitchell Energy & Development Corp. 6.75% 2/15/04	Baa3	1,425,000	1,475,851
Petroleos Mexicanos 6.5% 2/1/05 (b)	Baa1	825,000	845,625
Valero Energy Corp. 6.125% 4/15/07	Baa2	1,000,000	1,013,168
			6,189,085
TOTAL ENERGY			8,047,511
FINANCIALS - 18.3%
Banks - 6.4%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	1,700,000	1,853,733
Bank of America Corp.:
4.75% 10/15/06	Aa2	330,000	325,640
7.125% 9/15/06	Aa2	1,750,000	1,887,788
7.875% 5/16/05	Aa2	1,300,000	1,426,889
Bank One Corp. 7.625% 8/1/05	Aa3	1,735,000	1,883,301
BankBoston Corp. 6.625% 2/1/04	A2	510,000	532,072
Capital One Bank:
6.5% 7/30/04	Baa2	1,500,000	1,517,513
6.65% 3/15/04	Baa3	1,000,000	1,016,330
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Chase Manhattan Corp. 5.75% 4/15/04	Aa3	$ 2,100,000	$ 2,166,839
Den Danske Bank Group AS 6.55% 9/15/03 (b)	Aa3	1,500,000	1,565,552
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (b)	Ba3	741,989	712,310
First Security Corp. 5.875% 11/1/03	Aa2	450,000	466,507
First Union Corp.:
6.95% 11/1/04	A1	1,500,000	1,595,636
7.7% 2/15/05	A1	1,900,000	2,050,005
Fleet Financial Group, Inc.:
7.125% 4/15/06	A2	1,190,000	1,257,344
8.125% 7/1/04	A2	930,000	1,005,267
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,750,000	2,958,577
Korea Development Bank:
7.125% 4/22/04	A3	700,000	738,167
7.375% 9/17/04	A3	810,000	863,026
Long Island Savings Bank FSB 7% 6/13/02	Baa2	1,250,000	1,256,699
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	A1	2,000,000	2,132,450
NationsBank Corp. 7.625% 4/15/05	Aa3	900,000	971,335
PNC Funding Corp. 6.95% 9/1/02	A2	1,800,000	1,826,831
Royal Bank of Scotland Group PLC 7.816% 11/29/49	A1	1,900,000	2,027,266
Wells Fargo & Co.:
6.625% 7/15/04	Aa2	2,000,000	2,111,390
7.2% 5/1/03	Aa2	550,000	572,993
			36,721,460
Diversified Financials - 8.8%
Abbey National PLC 6.69% 10/17/05	Aa3	200,000	210,065
Amvescap PLC:
6.375% 5/15/03	A2	2,450,000	2,517,250
6.6% 5/15/05	A2	600,000	627,668
Citigroup, Inc.:
5.7% 2/6/04	Aa1	1,400,000	1,450,848
6.75% 12/1/05	Aa1	4,100,000	4,350,895
Conoco Funding Co. 5.45% 10/15/06	Baa1	1,345,000	1,352,200
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	255,000	259,847
5.25% 6/15/04	A3	130,000	132,305
6.85% 6/15/04	A3	2,720,000	2,862,955
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Ford Motor Credit Co.:
5.75% 2/23/04	A3	$ 1,300,000	$ 1,312,272
6.5% 1/25/07	A3	2,090,000	2,076,428
7.5% 3/15/05	A3	2,100,000	2,179,063
7.6% 8/1/05	A3	900,000	933,074
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	285,000	288,295
6.38% 1/30/04	A2	1,500,000	1,547,229
6.75% 1/15/06	A2	245,000	253,088
7.5% 7/15/05	A2	2,355,000	2,501,917
Goldman Sachs Group LP 7.2% 11/1/06 (b)	A1	500,000	535,923
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	2,555,000	2,764,030
Household Finance Corp. 6.5% 1/24/06	A2	470,000	482,001
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	845,000	838,930
5.625% 8/15/06	Aa3	1,075,000	1,088,049
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	A2	995,000	1,025,142
6.625% 4/1/04	A2	530,000	554,166
6.625% 2/5/06	A2	120,000	125,390
7.75% 1/15/05	A2	1,000,000	1,076,771
Mellon Funding Corp. 7.5% 6/15/05	A1	500,000	545,653
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,100,000	1,133,067
Morgan Stanley Dean Witter & Co. 6.1% 4/15/06	Aa3	1,800,000	1,852,337
NiSource Finance Corp. 7.5% 11/15/03	Baa3	2,100,000	2,081,736
Powergen US Funding LLC 4.5% 10/15/04	Baa1	2,770,000	2,765,568
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	550,000	562,993
Sprint Capital Corp.:
5.7% 11/15/03	Baa2	1,380,000	1,332,020
5.875% 5/1/04	Baa2	4,700,000	4,467,613
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	575,000	588,656
Washington Mutual Finance Corp. 8.25% 6/15/05	A3	2,000,000	2,192,836
			50,868,280
Insurance - 0.5%
Allstate Corp. 7.875% 5/1/05	A1	700,000	766,067
New York Life Insurance Co. 6.4% 12/15/03 (b)	Aa3	1,500,000	1,567,434
St. Paul Companies, Inc. 5.75% 3/15/07	A2	415,000	419,583
			2,753,084
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - 2.6%
AMB Property LP 7.2% 12/15/05	Baa1	$ 1,000,000	$ 1,041,470
Arden Realty LP 8.875% 3/1/05	Baa3	2,045,000	2,157,632
AvalonBay Communities, Inc.:
6.5% 7/15/03	Baa1	350,000	360,885
6.58% 2/15/04	Baa1	705,000	730,940
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	890,000	916,307
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	470,000	481,990
7.125% 3/15/04	Baa2	1,300,000	1,350,357
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	1,200,000	1,243,436
EOP Operating LP:
7.375% 11/15/03	Baa1	1,100,000	1,146,793
8.375% 3/15/06	Baa1	1,500,000	1,629,635
ERP Operating LP 7.1% 6/23/04	Baa1	1,700,000	1,781,078
Merry Land & Investment Co., Inc. 7.25% 6/15/05	Baa1	600,000	631,545
ProLogis Trust 6.7% 4/15/04	Baa1	1,405,000	1,450,785
			14,922,853
TOTAL FINANCIALS			105,265,677
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.2%
Raytheon Co. 7.9% 3/1/03	Baa3	1,480,000	1,523,746
Air Freight & Logistics - 0.4%
Federal Express Corp. pass thru trust certificate 7.53% 9/23/06	A3	1,487,482	1,564,102
FedEx Corp. 6.625% 2/12/04	Baa2	900,000	934,531
			2,498,633
Machinery - 0.7%
Tyco International Group SA yankee 6.375% 6/15/05	Baa2	4,500,000	3,837,060
Road & Rail - 0.8%
CSX Corp. 7.05% 5/1/02	Baa2	1,600,000	1,600,000
Norfolk Southern Corp. 6.95% 5/1/02	Baa1	900,000	900,000
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Union Pacific Corp.:
6.34% 11/25/03	Baa3	$ 820,000	$ 850,890
7.6% 5/1/05	Baa3	1,080,000	1,167,012
			4,517,902
TOTAL INDUSTRIALS			12,377,341
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	1,270,000	1,279,934
Internet Software & Services - 0.1%
Qwest Corp. 7.625% 6/9/03	Baa2	450,000	436,500
TOTAL INFORMATION TECHNOLOGY			1,716,434
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	Baa3	310,000	318,675
Georgia-Pacific Group 9.95% 6/15/02	Baa3	500,000	500,498
Weyerhaeuser Co. 5.5% 3/15/05 (b)	Baa2	1,350,000	1,366,299
			2,185,472
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.7%
AirTouch Communications, Inc. 6.35% 6/1/05	A2	800,000	826,755
AT&T Corp.:
5.625% 3/15/04	A3	3,380,000	3,350,155
6.5% 11/15/06 (b)	A3	2,300,000	2,203,630
British Telecommunications PLC:
3.295% 12/15/03 (e)	Baa1	1,350,000	1,352,331
7.875% 12/15/05	Baa1	1,200,000	1,286,572
Citizens Communications Co.:
6.375% 8/15/04	Baa2	1,400,000	1,418,977
8.5% 5/15/06	Baa2	1,435,000	1,504,897
Deutsche Telekom International Finance BV 7.75% 6/15/05	Baa1	1,275,000	1,344,476
Koninklijke KPN NV yankee 7.5% 10/1/05	Baa3	1,600,000	1,645,216
SBC Communications, Inc. 5.75% 5/2/06	Aa3	1,100,000	1,121,225
Telecomunicaciones de Puerto Rico, Inc. 6.15% 5/15/02	Baa1	2,430,000	2,432,391
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.35% 9/15/05	A2	$ 180,000	$ 191,744
TELUS Corp. 7.5% 6/1/07	Baa2	715,000	727,289
U.S. West Communications 7.2% 11/1/04	Baa2	2,230,000	2,102,868
			21,508,526
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. 7.35% 3/1/06	Baa2	1,620,000	1,619,279
TOTAL TELECOMMUNICATION SERVICES			23,127,805
UTILITIES - 3.9%
Electric Utilities - 2.7%
Avon Energy Partners Holdings 6.73% 12/11/02 (b)	Baa2	2,300,000	2,336,283
Dominion Resources, Inc. 6% 1/31/03	Baa1	1,000,000	1,016,997
FirstEnergy Corp. 5.5% 11/15/06	Baa2	860,000	823,135
Illinois Power Co.:
6% 9/15/03	Baa2	850,000	844,092
6.25% 7/15/02	Baa2	1,750,000	1,747,412
Niagara Mohawk Power Corp.:
7.375% 8/1/03	Baa2	1,010,000	1,054,570
8% 6/1/04	Baa2	1,600,000	1,704,531
Philadelphia Electric Co.:
6.5% 5/1/03	A2	720,000	743,952
6.625% 3/1/03	A2	400,000	410,378
Progress Energy, Inc. 6.55% 3/1/04	Baa1	1,500,000	1,553,844
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,100,000	1,114,487
Texas Utilities Electric Co.:
8% 6/1/02	A3	750,000	752,567
8.25% 4/1/04	A3	475,000	505,384
TXU Corp. 6.375% 6/15/06	Baa3	1,140,000	1,154,923
			15,762,555
Gas Utilities - 1.1%
Consolidated Natural Gas Co. 7.375% 4/1/05	A3	1,100,000	1,171,004
Enserch Corp. 6.25% 1/1/03	Baa2	650,000	659,043
KN Energy, Inc. 6.45% 3/1/03	Baa2	1,100,000	1,124,544
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Sonat, Inc. 6.875% 6/1/05	Baa2	$ 2,000,000	$ 2,033,870
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	Baa2	1,560,000	1,551,306
			6,539,767
Multi-Utilities & Unreg. Pwr - 0.1%
Williams Companies, Inc. 6.2% 8/1/02	Baa2	500,000	499,431
TOTAL UTILITIES			22,801,753
TOTAL NONCONVERTIBLE BONDS (Cost $208,246,926)			209,897,025
U.S. Government and Government Agency Obligations - 14.6%

U.S. Government Agency Obligations - 7.5%
Fannie Mae:
0% 6/5/02 (d)	-	1,000,000	998,357
2.83% 11/21/03	Aaa	3,000,000	2,979,492
5.25% 6/15/06	Aaa	5,000,000	5,117,825
Freddie Mac:
5.5% 7/15/06	Aaa	8,000,000	8,241,016
7% 7/15/05	Aaa	22,780,000	24,646,864
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Series T-3, 9.625% 5/15/02	Aaa	7,799	7,818
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1995-A, 6.28% 6/15/04	Aaa	882,353	913,425
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	141,176	144,240
Private Export Funding Corp. secured 6.86% 4/30/04	Aaa	381,600	396,036
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			43,445,073
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 7.1%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	$ 2,000,000	$ 2,171,328
11.75% 2/15/10	Aaa	4,600,000	5,547,494
U.S. Treasury Notes:
3% 2/29/04	Aaa	17,545,000	17,517,595
3.5% 11/15/06	Aaa	185,000	178,149
7% 7/15/06	Aaa	14,000,000	15,424,612
TOTAL U.S. TREASURY OBLIGATIONS			40,839,178
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $83,781,340)			84,284,251
U.S. Government Agency - Mortgage Securities - 3.6%

Fannie Mae - 0.4%
6.5% 10/1/11 to 9/1/15	Aaa	935,931	967,504
7.5% 11/1/07 to 10/1/14	Aaa	971,739	1,027,816
11.5% 11/1/15	Aaa	215,220	244,710
TOTAL FANNIE MAE			2,240,030
Freddie Mac - 0.2%
8.5% 5/1/26 to 7/1/28	Aaa	1,290,834	1,395,234
12% 11/1/19	Aaa	51,050	58,079
TOTAL FREDDIE MAC			1,453,313
Government National Mortgage Association - 3.0%
7% 7/15/28 to 8/15/28	Aaa	4,507,614	4,669,625
7% 5/1/32 (c)	Aaa	12,000,000	12,397,500
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			17,067,125
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $20,630,544)			20,760,468
Asset-Backed Securities - 19.1%

ABSC Nims Trust:
7% 12/17/31 (b)	Baa3	427,452	419,705
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
ABSC Nims Trust: - continued
7.25% 4/15/31 (b)	BBB-	$ 56,358	$ 55,865
American Express Credit Account Master Trust 7.2% 9/15/07	Aaa	1,600,000	1,725,841
Americredit Automobile Receivables Trust:
4.61% 1/6/09	Aaa	3,200,000	3,194,010
5.01% 7/14/08	Aaa	2,500,000	2,541,406
5.37% 6/12/08	Aaa	2,700,000	2,775,938
7.02% 12/15/05	Aaa	2,000,000	2,077,746
7.15% 8/12/04	Aaa	621,942	634,575
ANRC Auto Owner Trust 7.06% 5/17/04	Aaa	1,208,157	1,222,881
AQ Finance Nim Trust:
8.835% 2/25/32 (b)	Baa2	469,838	466,549
9.5% 8/15/31 (b)	Baa3	516,497	513,589
Arcadia Automobile Receivables Trust 7.2% 6/15/07	Aaa	2,102,620	2,187,452
ARG Funding Corp. 5.88% 5/20/03 (b)	Aaa	765,553	769,381
Associates Auto Receivables Trust 6.9% 8/15/05	Aaa	2,000,000	2,090,625
Capital Auto Receivables Asset Trust:
4.6% 9/15/05	Aaa	2,000,000	2,035,000
6.46% 7/15/06	Aaa	1,700,000	1,742,771
Capital One Auto Finance Trust 4.79% 1/15/09	Aaa	1,900,000	1,910,094
Capital One Master Trust 3.85% 8/15/07	Aaa	2,000,000	1,996,953
CDC Mortgage Capital Trust 10% 1/25/32 (b)	BBB	896,198	896,198
Chase Manhattan Auto Owner Trust:
4.55% 8/15/05	Aaa	2,000,000	2,033,438
5.06% 2/15/08	A2	255,000	258,902
6.48% 6/15/07	A2	597,089	623,719
Chevy Chase Auto Receivables Trust 5.97% 10/20/04	Aaa	140,548	141,163
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	3,000,000	3,003,750
CSFB Nims Trust:
8% 3/27/32	BBB	748,223	733,258
8% 5/25/32 (b)	BBB	747,340	721,183
8% 7/27/32 (b)	Baa3	800,000	784,000
8% 8/27/32	Baa2	405,000	396,900
8.5% 3/27/31 (b)	BBB-	546,392	540,245
9% 11/27/30 (b)	BBB-	268,848	266,092
DaimlerChrysler Auto Trust:
5.16% 1/6/05	Aaa	3,000,000	3,073,218
6.7% 6/8/03	Aaa	257,875	258,117
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Discover Card Master Trust I:
2.15% 9/16/05 (e)	A2	$ 1,000,000	$ 1,000,115
2.22% 7/18/05 (e)	A2	5,250,000	5,253,281
5.65% 11/15/06	A2	700,000	719,769
5.85% 1/17/06	Aaa	1,000,000	1,033,467
6.85% 7/17/07	Aaa	1,400,000	1,493,190
EQCC Asset Backed Corp. 2.2% 10/25/31 (e)	Aaa	1,446,515	1,446,515
First Security Auto Owner Trust 6.2% 10/2/06	A3	375,626	381,001
First USA Credit Card Master Trust:
2.1% 1/18/06 (e)	A1	1,200,000	1,200,407
2.21% 10/17/06 (e)	A1	2,170,000	2,174,345
Ford Credit Auto Owner Trust:
3.62% 1/15/06	Aaa	4,300,000	4,305,375
4.83% 2/15/05	Aaa	2,350,000	2,398,010
5.71% 9/15/05	A1	290,000	299,334
6.62% 7/15/04	Aaa	2,750,000	2,827,306
7.5% 10/15/04	A1	1,700,000	1,789,478
Harley-Davidson Motorcycle Trust 3.77% 4/17/06	Aaa	1,124,337	1,131,539
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,085,000	1,105,005
5.36% 9/20/04	Aaa	1,700,000	1,738,088
6.62% 7/15/04	Aaa	1,234,138	1,261,906
Household Home Equity Loan Trust 2.27% 12/22/31 (e)	Aaa	1,936,458	1,936,458
Household Private Label Credit Card Master Trust I:
2.45% 1/18/11 (e)	A1	1,000,000	1,000,000
4.95% 6/16/08	Aaa	1,600,000	1,636,682
IndyMac Nim Trust 9.25% 8/26/31 (b)(e)	BBB-	355,387	358,830
Isuzu Auto Owner Trust 4.88% 11/22/04	Aaa	870,000	889,031
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	1,100,000	1,132,779
Key Auto Finance Trust 5.83% 1/15/07	Aaa	1,376,736	1,406,349
MBNA Master Credit Card Trust II:
6.35% 12/15/06	Aaa	1,000,000	1,053,526
7.35% 7/16/07	Aaa	1,000,000	1,082,900
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	-	862,652	856,721
12.75% 10/25/31 (b)	-	610,771	615,352
Onyx Acceptance Owner Trust:
3.63% 11/15/05	Aaa	2,000,000	2,004,063
3.75% 4/15/06	Aaa	890,000	893,245
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Onyx Acceptance Owner Trust: - continued
6.85% 8/15/07	Aaa	$ 2,000,000	$ 2,099,404
7.26% 5/15/07	Aaa	2,000,000	2,111,875
Option One Mortgage Securities Corp. Nim 8.83% 6/26/32 (b)	BBB-	647,390	647,355
Orix Credit Alliance Receivables Trust 7.12% 5/15/04	Aaa	500,140	507,486
PP&L Transition Bonds LLC 6.83% 3/25/07	Aaa	1,600,000	1,695,672
Prime Credit Card Master Trust:
6.75% 11/15/05	Aaa	1,000,000	1,013,646
6.9% 11/15/05	A2	1,000,000	1,014,844
Sears Credit Account Master Trust II:
7% 7/15/08	Aaa	650,000	681,729
7.25% 11/15/07	Aaa	3,000,000	3,140,342
7.5% 11/15/07	A2	1,700,000	1,797,920
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	Baa2	694,369	688,796
Toyota Auto Owners Trust 7.21% 4/15/07	Aaa	2,300,000	2,432,826
Toyota Auto Receivables Owner Trust 6.76% 8/15/04	Aaa	1,000,000	1,023,594
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	322,326	325,667
Wells Fargo Auto Trust 4.68% 2/15/05	Aaa	1,100,000	1,117,807
WFS Financial Owner Trust 6.83% 7/20/05	Aaa	879,648	905,488
TOTAL ASSET-BACKED SECURITIES (Cost $108,397,499)			109,719,082
Collateralized Mortgage Obligations - 6.3%

Private Sponsor - 0.3%
GE Capital Mortgage Services, Inc. planned amortization class Series 1998-14 Class A2, 6.35% 10/25/28	AAA	1,000,000	1,038,125
Residential Funding Mortgage Securities I, Inc.:
planned amortization class Series 1994-S12 Class A2, 6.5% 4/25/09	Aaa	97,302	98,003
Series 1996-S6 Class A9, 7% 3/25/26	AAA	714,437	717,509
TOTAL PRIVATE SPONSOR			1,853,637
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency - 6.0%
Fannie Mae:
REMIC planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	Aaa	$ 1,350,000	$ 1,411,503
Series 1993-78 Class G, 6.5% 11/25/07	Aaa	870,171	900,830
Series 1994-51 Class PH, 6.5% 1/25/23	Aaa	700,000	732,593
Series 1994-63 Class PH, 7% 6/25/23	Aaa	2,000,000	2,113,733
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	600,000	619,594
Series 2001-80 Class PH, 6% 12/25/27	Aaa	2,300,000	2,346,719
sequential pay:
Series 1998-2 Class DA, 6.5% 4/18/25	Aaa	593,014	601,939
Series 2000-49 Class A, 8% 3/18/27	Aaa	824,253	881,773
Series 2001-17 Class AB, 6.5% 11/25/25	Aaa	1,294,791	1,309,334
Freddie Mac:
REMIC planned amortization class:
Series 16 Class PH, 6.75% 4/25/21	Aaa	1,500,000	1,563,857
Series 1714 Class H, 6.75% 5/15/23	Aaa	2,000,000	2,106,140
Series 2134 Class PC, 5.725% 4/15/11	Aaa	1,711,459	1,763,593
Series 2143 Class CH, 6% 2/15/19	Aaa	864,842	888,173
Series 2396 Class PX, 6% 6/15/27	Aaa	2,300,000	2,367,698
Series 32 Class TH, 7% 9/25/22	Aaa	3,000,000	3,137,822
sequential pay:
Series 2005 Class A, 6.5% 10/15/24	Aaa	1,537,939	1,557,492
Series 2053 Class A, 6.5% 10/15/23	Aaa	901,926	930,174
Series 2070 Class A, 6% 8/15/24	Aaa	1,830,348	1,883,620
Series 2134 Class H, 6.5% 12/15/24	Aaa	1,979,755	2,050,268
Series 2211 Class C, 7.5% 6/15/27	Aaa	696,617	706,875
Series 2230 Class VB, 8% 2/15/16	Aaa	2,216,127	2,351,458
Series 2284 Class C, 6.5% 2/15/29	Aaa	976,709	1,019,308
target amortization class Series 2209 Class TA, 7.5% 1/15/27	Aaa	419,980	426,635
Government National Mortgage Association sequential pay Series 1998-19 Class B, 6.5% 2/20/23	Aaa	681,402	703,929
TOTAL U.S. GOVERNMENT AGENCY			34,375,060
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,576,499)			36,228,697
Commercial Mortgage Securities - 6.3%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
280 Park Avenue Trust Series 2001-280 Class X1, 1.0329% 2/3/16 (b)(g)	Aaa	$ 15,909,590	$ 991,602
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	1,577,395	1,667,394
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (e)(g)	Aaa	11,800,535	888,728
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(e)	Aa2	2,200,000	2,200,000
CBM Funding Corp. sequential pay Series 1996-1 Class A2, 6.88% 7/1/02	AA	49,409	49,561
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 0% 12/12/13 (b)(e)	AA	1,097,492	1,092,090
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	AAA	780,522	829,061
Series 2000-3 Class A1, 7.093% 10/15/32	AAA	1,380,367	1,461,118
COMM floater:
Series 2000-FL3A Class C, 2.62% 11/15/12 (b)(e)	Aaa	1,400,000	1,388,188
Series 2001-FL5A:
Class A2, 2.45% 11/15/13 (b)(e)	Aaa	1,400,000	1,403,063
Class D, 3.0793% 11/15/13 (b)(e)	AA-	1,350,000	1,348,734
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (b)	Aaa	988,731	1,015,148
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	Aaa	830,000	869,038
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	1,087,909	1,166,662
Series 2000-FL1A Class A2, 2.26% 9/15/03 (b)(e)	Aaa	2,100,000	2,094,714
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	1,050,000	1,072,251
Series 2001-CK6 Class AX, 0.645% 9/15/18 (g)	Aaa	20,737,282	874,864
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	1,059,842	1,146,317
Equitable Life Assurance Society of the United States floater Series 174 Class D2, 2.95% 5/15/03 (b)(e)	Baa2	1,183,784	1,171,761
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C1 Class A2, 7.3% 4/18/29	Aaa	$ 630,000	$ 669,916
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 9/15/20 (b)	Aaa	376,340	376,340
Franchise Loan Trust sequential pay Series 1998-I Class A1, 6.24% 7/15/20 (b)	Aa2	593,293	593,293
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (b)(e)(g)	Aaa	12,121,922	491,979
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2001-WTCA Class X1, 0.8% 9/1/15 (b)(g)	Aaa	16,300,000	10,188
GGP Mall Properties Trust floater Series 2001-C1A Class A1, 2.46% 12/15/11 (b)(e)	Aaa	3,487,626	3,487,626
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (e)	A2	1,139,107	1,130,920
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/10 (b)	Aaa	904,264	934,191
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (b)	Aaa	801,341	831,805
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-LIFE Class A1, 6.97% 10/15/08	Aaa	887,240	939,326
Series 1997-RR Class B, 7.3206% 4/30/39 (b)(e)	-	1,180,820	1,211,817
Mortgage Capital Funding, Inc. sequential pay Series 1996-MC1 Class A2B, 7.9% 2/15/06	AAA	1,000,000	1,083,242
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 1/20/08	Aaa	1,232,722	1,302,062
Structured Asset Securities Corp. Series 1995-C1 Class E, 7.375% 9/25/24 (b)	BBB	562,730	576,732
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,465,261)			36,369,731
Foreign Government and Government Agency Obligations (h) - 1.3%

Chilean Republic 5.625% 7/23/07	Baa1	740,000	740,426
Ontario Province 7% 8/4/05	Aa3	2,645,000	2,852,897
Quebec Province yankee 8.8% 4/15/03	A1	2,000,000	2,120,114
United Mexican States 8.5% 2/1/06	Baa2	1,650,000	1,784,475
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,276,126)			7,497,912
Fixed-Income Funds - 5.7%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $32,999,998)	3,308,034	$ 32,914,938
Cash Equivalents - 7.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $40,432,000)	$ 40,434,169	40,432,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $573,806,193)		578,104,104
NET OTHER ASSETS - (0.3)%		(1,719,248)
NET ASSETS - 100%		$ 576,384,856
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Sold
Eurodollar Contracts
10 Eurodollar 90 Day Index Contracts	March 2003	$ 2,408,125	$ (19,935)
10 Eurodollar 90 Day Index Contracts	June 2002	2,448,375	(12,435)
10 Eurodollar 90 Day Index Contracts	June 2003	2,394,500	(19,810)
10 Eurodollar 90 Day Index Contracts	Sept. 2002	2,436,250	(15,810)
10 Eurodollar 90 Day Index Contracts	Dec. 2002	2,422,000	(18,560)
10 Eurodollar 90 Day Index Contracts	Sept. 2003	2,383,500	(18,560)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Sold - continued
Eurodollar Contracts - continued
10 Eurodollar 90 Day Index Contracts	Dec. 2003	$ 2,376,500	$ (19,935)
10 Eurodollar 90 Day Index Contracts	March 2004	2,371,875	(19,060)
TOTAL EURODOLLAR CONTRACTS		19,241,125	(144,105)
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,810,614 or 7.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $998,357.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.7%	AAA, AA, A	62.5%
Baa	21.9%	BBB	25.6%
Ba	0.3%	BB	0.4%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Purchases and sales of securities, other than short-term securities, aggregated $392,996,481 and $291,557,432, respectively, of which long-term U.S. government and government agency obligations aggregated $214,489,461 and $202,428,061, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $16,429,400. The weighted average interest rate was 1.87%. Interest earned from the interfund lending program amounted to $4,277 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $574,328,896. Net unrealized appreciation aggregated $3,775,208, of which $6,981,779 related to appreciated investment securities and $3,206,571 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $47,105,000 of which $16,031,000, $19,457,000, $2,265,000, $3,149,000, $2,459,000 and $3,744,000 will expire on October 31, 2002, 2003, 2004, 2005, 2007 and 2008, respectively.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $40,432,000) (cost $573,806,193) - See accompanying schedule		$ 578,104,104
Cash		572,423
Receivable for investments sold		2,699,737
Receivable for fund shares sold		4,386,806
Interest receivable		5,943,961
Total assets		591,707,031
Liabilities
Payable for investments purchased Regular delivery	$ 401,687
Delayed delivery	12,411,354
Payable for fund shares redeemed	1,611,489
Distributions payable	402,709
Accrued management fee	200,890
Distribution fees payable	176,056
Payable for daily variation on futures contracts	2,875
Other payables and accrued expenses	115,115
Total liabilities		15,322,175
Net Assets		$ 576,384,856
Net Assets consist of:
Paid in capital		$ 622,334,402
Undistributed net investment income		65,875
Accumulated undistributed net realized gain (loss) on investments		(50,169,227)
Net unrealized appreciation (depreciation) on investments		4,153,806
Net Assets		$ 576,384,856

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,553,100 ÷ 7,140,258 shares)	$ 9.32
Maximum offering price per share (100/98.50 of $9.32)	$ 9.46
Class T: Net Asset Value and redemption price per share ($316,562,911 ÷ 33,937,548 shares)	$ 9.33
Maximum offering price per share (100/98.50 of $9.33)	$ 9.47
Class C: Net Asset Value and offering price per share ($160,696,878 ÷ 17,224,614 shares) A	$ 9.33
Institutional Class: Net Asset Value, offering price and redemption price per share ($32,571,967 ÷ 3,492,754 shares)	$ 9.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 13,462,092
Expenses
Management fee	$ 1,120,045
Transfer agent fees	447,815
Distribution fees	933,165
Accounting fees and expenses	73,208
Non-interested trustees' compensation	530
Custodian fees and expenses	11,470
Registration fees	49,414
Audit	12,648
Legal	4,180
Miscellaneous	39,453
Total expenses before reductions	2,691,928
Expense reductions	(7,529)	2,684,399
Net investment income (loss)		10,777,693
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,831,770)
Futures contracts	(8,098)
Total net realized gain (loss)		(1,839,868)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,941,565)
Futures contracts	(144,105)
Delayed delivery commitments	67,978
Total change in net unrealized appreciation (depreciation)		(7,017,692)
Net gain (loss)		(8,857,560)
Net increase (decrease) in net assets resulting from operations		$ 1,920,133

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,777,693	$ 20,152,686
Net realized gain (loss)	(1,839,868)	2,252,882
Change in net unrealized appreciation (depreciation)	(7,017,692)	12,354,419
Net increase (decrease) in net assets resulting from operations	1,920,133	34,759,987
Distributions to shareholders from net investment income	(10,843,231)	(20,520,784)
Share transactions - net increase (decrease)	114,323,297	102,262,577
Total increase (decrease) in net assets	105,400,199	116,501,780
Net Assets
Beginning of period	470,984,657	354,482,877
End of period (including undistributed net investment income of $65,875 and undistributed net investment income of $131,413, respectively)	$ 576,384,856	$ 470,984,657

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 9.490	$ 9.120	$ 9.150	$ 9.380	$ 9.310	$ 9.370
Income from Invest- ment Operations
Net investment income (loss) E	.201 G	.523	.551	.518	.572	.532
Net realized and unrealized gain (loss)	(.166) G	.386	(.028)	(.233)	.024	(.021)
Total from investment operations	.035	.909	.523	.285	.596	.511
Distributions from net investment income	(.205)	(.539)	(.553)	(.515)	(.526)	(.571)
Net asset value, end of period	$ 9.320	$ 9.490	$ 9.120	$ 9.150	$ 9.380	$ 9.310
Total Return B, C, D	0.38%	10.22%	5.91%	3.12%	6.58%	5.64%
Ratios to Average Net Assets F
Expenses before expense reductions	.82% A	.85%	.83%	.82%	.94%	1.82%
Expenses net of voluntary waivers, if any	.82% A	.85%	.83%	.82%	.90%	.90%
Expenses net of all reductions	.81% A	.84%	.83%	.80%	.90%	.90%
Net investment income (loss)	4.37% A, G	5.63%	6.05%	5.68%	6.03%	6.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,553	$ 38,240	$ 16,698	$ 17,835	$ 5,524	$ 19,726
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.90%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350	$ 9.380
Income from Invest- ment Operations
Net investment income (loss) E	.202 G	.525	.550	.523	.555	.578
Net realized and unrealized gain (loss)	(.168) G	.383	(.019)	(.238)	.019	(.036)
Total from investment operations	.034	.908	.531	.285	.574	.542
Distributions from net investment income	(.204)	(.538)	(.551)	(.515)	(.544)	(.572)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350
Total ReturnB, C, D	0.37%	10.21%	6.00%	3.12%	6.32%	5.97%
Ratios to Average Net Assets F
Expenses before expense reductions	.84% A	.85%	.84%	.84%	.89%	.89%
Expenses net of voluntary waivers, if any	.84% A	.85%	.84%	.84%	.89%	.89%
Expenses net of all reductions	.84% A	.85%	.83%	.83%	.89%	.89%
Net investment income (loss)	4.35% A, G	5.62%	6.05%	5.64%	5.93%	6.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 316,563	$ 309,958	$ 279,306	$ 309,670	$ 333,050	$ 351,614
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.88%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.500	$ 9.130	$ 9.160	$ 9.380	$ 9.340
Income from Investment Operations
Net investment income (loss) E	.162 H	.448	.467	.434	.437
Net realized and unrealized gain (loss)	(.167) H	.383	(.021)	(.222)	.064
Total from investment operations	(.005)	.831	.446	.212	.501
Distributions from net investment income	(.165)	(.461)	(.476)	(.432)	(.461)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.160	$ 9.380
Total ReturnB, C, D	(0.04)%	9.30%	5.01%	2.31%	5.49%
Ratios to Average Net Assets G
Expenses before expense reductions	1.67% A	1.68%	1.68%	1.73%	2.51% A
Expenses net of voluntary waivers, if any	1.67% A	1.68%	1.68%	1.73%	1.75% A
Expenses net of all reductions	1.67% A	1.68%	1.67%	1.72%	1.75% A
Net investment income (loss)	3.52% A, H	4.80%	5.21%	4.75%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,697	$ 99,486	$ 50,824	$ 30,428	$ 11,795
Portfolio turnover rate	127% A	145%	115%	139%	124%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.05%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350	$ 9.370
Income from Invest- ment Operations
Net investment income (loss) D	.209 F	.540	.564	.534	.566	.589
Net realized and unrealized gain (loss)	(.167) F	.387	(.015)	(.236)	.021	(.023)
Total from investment operations	.042	.927	.549	.298	.587	.566
Distributions from net investment income	(.212)	(.557)	(.569)	(.528)	(.557)	(.586)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350
Total ReturnB, C	0.47%	10.43%	6.21%	3.27%	6.47%	6.24%
Ratios to Average Net Assets E
Expenses before expense reductions	.65% A	.66%	.67%	.71%	.93%	1.02%
Expenses net of voluntary waivers, if any	.65% A	.66%	.67%	.71%	.75%	.75%
Expenses net of all reductions	.65% A	.66%	.67%	.70%	.75%	.75%
Net investment income (loss)	4.53% A, F	5.81%	6.21%	5.77%	6.06%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,572	$ 23,301	$ 7,655	$ 6,805	$ 7,027	$ 6,750
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 5.07%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,087,078 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $1,387,961; increase net unrealized appreciation/depreciation by $1,058,207; and increase net realized gain (loss) by $329,754. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

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Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, a separate Distribution and Service Fee based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 38,309	$ 252
Class T	0%	.15%	234,421	4,470
Class C	.75%	.25%	660,435	493,412
			$ 933,165	$ 498,134

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund. FDC receives the proceeds of a contingent deferred sales charge levied on Class A, Class T, and Class C share redemptions. These charges depend on the holding period. The deferred sales charge is 1% for Class C and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 84,808	$ 33,660
Class T	151,044	53,148
Class C	73,663	73,663*
	$ 309,515	$ 160,471

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 40,914.16
Class T	284,441.18
Class C	101,986.16
Institutional Class	20,474.15
	$ 447,815

*Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $323,842 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,529.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 1,104,259	$ 1,293,315
Class T	6,824,577	15,819,901
Class C	2,287,972	2,488,589
Institutional Class	626,423	918,979
Total	$ 10,843,231	$ 20,520,784

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001
Class A Shares sold	5,450,824	4,054,200	$ 50,957,909	$ 37,922,254
Reinvestment of distributions	91,310	101,013	851,692	944,387
Shares redeemed	(2,431,245)	(1,955,939)	(22,720,898)	(18,222,488)
Net increase (decrease)	3,110,889	2,199,274	$ 29,088,703	$ 20,644,153
Class T Shares sold	10,198,893	26,177,892	$ 95,485,092	$ 244,606,368
Reinvestment of distributions	603,347	1,422,665	5,636,815	13,291,880
Shares redeemed	(9,499,631)	(25,559,373)	(88,851,169)	(238,035,942)
Net increase (decrease)	1,302,609	2,041,184	$ 12,270,738	$ 19,862,306
Class C Shares sold	11,092,363	11,388,103	$ 103,810,166	$ 106,834,535
Reinvestment of distributions	172,965	211,468	1,615,398	1,978,947
Shares redeemed	(4,514,308)	(6,691,198)	(42,182,458)	(62,114,713)
Net increase (decrease)	6,751,020	4,908,373	$ 63,243,106	$ 46,698,769
Institutional Class Shares sold	2,236,184	2,306,063	$ 20,909,581	$ 21,532,203
Reinvestment of distributions	45,937	88,199	428,955	825,159
Shares redeemed	(1,243,427)	(778,659)	(11,617,786)	(7,300,013)
Net increase (decrease)	1,038,694	1,615,603	$ 9,720,750	$ 15,057,349

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)

SFI-SANN-0602 156992
1.703632.104

Fidelity® Advisor

Short Fixed-Income

Fund - Institutional Class

Semiannual Report

April 30, 2002

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Short Fixed-Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Short Fixed-Income - Inst CL	0.47%	5.47%	34.67%	74.88%
LB 1-3 Year Govt/Credit	0.96%	6.56%	37.95%	82.32%
Short Investment Grade Debt Funds Average	0.25%	5.06%	32.80%	74.11%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Lehman Brothers® 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 125 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - Inst CL	5.47%	6.13%	5.75%
LB 1-3 Year Govt/Credit	6.56%	6.65%	6.19%
Short Investment Grade Debt Funds Average	5.06%	5.83%	5.69%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

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Fidelity Advisor Short Fixed-Income Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Institutional Class on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,488 - a 74.88% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 would have grown to $18,232 - an 82.32% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

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Total Return Components

	Six months ended April 30,	Years ended October 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.26%	6.38%	6.43%	5.72%	6.15%	6.45%
Capital returns	-1.79%	4.05%	-0.22%	-2.45%	0.32%	-0.21%
Total returns	0.47%	10.43%	6.21%	3.27%	6.47%	6.24%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.43¢	21.24¢	48.00¢
Annualized dividend rate	4.48%	4.58%	5.12%
30-day annualized yield	4.29%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.31 over the past one month, $9.35 over the past six months, and $9.37 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

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Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds generated either flat or slightly negative returns during the six-month period ending April 30, 2002. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01% during that time. One of the primary contributors to the restrained performance was the removal of the Federal Reserve Board's downward bias on interest rates. The Fed slashed short-term interest rates 11 times in 2001, a record number of cuts in one calendar year. Those reductions played a key role in the economy's emergence from recession, but for investors in investment-grade bonds it also signaled that rate increases were likely on the horizon. Typically, rate hikes have a negative influence on both bond prices and demand. Against this backdrop, the spread sectors - mortgage, corporate and agency securities - offered mixed performance. Mortgages fared best, as a drop in refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management concerns and accounting issues, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Agencies dropped 0.51%, according to the Lehman Brothers U.S. Agency Index, while the Lehman Brothers Treasury Index slid 1.88%.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund

Q. How did the fund perform, Andy?

A. For the six-month period that ended April 30, 2002, the fund's Institutional Class shares had a total return of 0.47%. To get a sense of how the fund did relative to its competitors, the return for the short investment grade debt funds average as tracked by Lipper Inc. was 0.25%. Additionally, the Lehman Brothers 1-3 Year Government/Credit Bond Index - which tracks the types of securities in which the fund invests - returned 0.96% for the same six-month period. For the 12-month period that ended April 30, 2002, the fund returned 5.47%, while the Lipper average returned 5.06% and the Lehman Brothers index gained 6.56%.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund generally keep pace with its peers during the past six months?

A. My decision to keep significant investments in mortgage securities worked in the fund's favor. The fund's stake in commercial mortgage-backed securities (CMBS) performed particularly well. Amid low interest rates and increased aversion to credit risk, there was a growing demand for relatively high-yielding, high-quality investments, including mortgage securities. The more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for those reasons. These securities got an added boost when concerns about refinancings, or prepayments, subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest at lower rates. The fund's stake in asset-backed securities also helped, boosted by strong demand for relatively high-yielding, high-quality securities.

Q. Treasury securities made up about 41% of the Lehman Brothers index at the end of the period, but only about 7% of the fund's net assets. What was behind your decision to underweight that sector so significantly?

A. I felt that higher-yielding bonds - such as mortgage and asset-backed securities - offered better total return potential. Furthermore, I was concerned that Treasuries would come under pressure - which they have recently - in response to expectations for a stronger economy. Finally, the supply of Treasuries is expected to grow, which has put additional pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance will rise in response to new budget deficits.

Q. Were there any disappointments?

A. As a group, corporate securities posted disappointing returns during the period due to the ripple effects of the collapse of Enron, questions about accounting practices, concerns about weakness in the telecommunications sector and generally worse-than-expected financial results. Among the fund's worst performers in this environment were its utility and telecommunications holdings. That said, I purchased - when possible - bonds issued by operating companies, rather than their holding companies, a strategy that was rewarded by the market.

Q. Why did the market reward that strategy?

A. Some utility and telecommunications companies have valuable assets that could be sold off for cash if those companies run into difficulty. Holders of bonds from operating companies have a priority claim to the proceeds of asset sales, which helps the bonds issued by operating companies to trade, under certain circumstances, at higher prices than those issued by holding companies.

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Q. What's your outlook?

A. I'm optimistic about the outlook for corporate bonds given their attractive valuations and evidence that the economy is strengthening. That said, the corporate market likely will be subject to continued volatility as investors sort through concerns about corporate funding needs, accounting practices and debt loads. Security selection and diversification will continue to be very important in this sector. As for the rest of the bond market, I believe that securities offering a yield advantage over Treasuries will continue to outperform, although their upside is less given the appreciation they've enjoyed recently.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income consistent with preservation of capital, by investing primarily in a broad range of investment-grade, fixed-income securities

Start date: September 16, 1987

Size: as of April 30, 2002, more than $576 million

Manager: Andrew Dudley, since 1997; joined Fidelity in 1996

3

Andrew Dudley on yield versus total return:

"It's tempting to judge a bond fund's performance solely by its yield, meaning the income that it distributes to investors. But it's important to remember that yield is a forward-looking number; it represents the return that a given bond fund would pay if the perceived credit risk of its underlying bonds does not change. Another, and possibly better, way to evaluate a bond fund is by its historical total return, which includes both its yield and the actual change in price of the bonds the fund owns. Looked at over time, total return can be a good indication of the consistency of the fund's past performance. Some bond funds may have very high yields, but lackluster total returns. In fact, it's even possible that a given fund that had a very high yield could later deliver a negative total return. Furthermore, a very high yield may serve as a warning flag that a fund's risk profile is relatively high.

"Higher-yielding bonds often have some measure of added risk, be it a heightened sensitivity to changes in interest rates or lower credit quality. Longer-term bonds, for example, tend to have higher yields because they are more sensitive to changes in interest rates. Lower-quality bonds pay investors higher yields because there is a greater chance of the bond issuer experiencing credit problems."

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Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	45.4	47.2
Aa	6.5	8.1
A	16.8	16.8
Baa	22.7	22.3
Ba and Below	0.3	0.8
Not Rated	0.5	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	2.3	2.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	1.8	1.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 37.4%		Corporate Bonds 40.7%
	U.S. Government and Government Agency Obligations 18.3%		U.S. Government and Government Agency Obligations 22.8%
	Asset-Backed Securities 21.5%		Asset-Backed Securities 17.8%
	CMOs and Other Mortgage Related Securities 14.1%		CMOs and Other Mortgage Related Securities 13.1%
	Other Investments 1.3%		Other Investments 1.7%
	Short-Term Investments and Net Other Assets 7.4%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	5.5%	** Foreign investments	7.0%
* Futures Contracts	(0.4)%	** Futures Contracts	0.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Semiannual Report

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 4.3%
Auto Components - 0.5%
DaimlerChrysler North America Holding Corp.:
6.9% 9/1/04	A3	$ 1,500,000	$ 1,558,895
7.4% 1/20/05	A3	400,000	419,619
7.75% 6/15/05	A3	1,100,000	1,167,877
			3,146,391
Media - 3.3%
AOL Time Warner, Inc.:
6.125% 4/15/06	Baa1	1,400,000	1,370,585
6.15% 5/1/07	Baa1	1,200,000	1,163,750
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	1,000,000	992,156
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	1,030,000	1,075,115
Continental Cablevision, Inc.:
8.3% 5/15/06	Baa2	500,000	526,616
8.625% 8/15/03	Baa2	750,000	782,342
Cox Communications, Inc.:
6.875% 6/15/05	Baa2	1,800,000	1,841,490
7.5% 8/15/04	Baa2	950,000	987,802
Gannett Co., Inc. 4.95% 4/1/05	A2	1,175,000	1,188,632
News America Holdings, Inc. 8.5% 2/15/05	Baa3	2,300,000	2,493,343
TCI Communications, Inc.:
8% 8/1/05	Baa2	3,610,000	3,806,084
8.65% 9/15/04	Baa2	600,000	639,815
Time Warner, Inc. 7.75% 6/15/05	Baa1	1,800,000	1,889,066
			18,756,796
Multiline Retail - 0.3%
Federated Department Stores, Inc. 8.125% 10/15/02	Baa1	1,860,000	1,900,468
Textiles, Apparel & Lux. Goods - 0.2%
Jones Apparel Group, Inc. 7.5% 6/15/04	Baa2	800,000	841,439
TOTAL CONSUMER DISCRETIONARY			24,645,094
CONSUMER STAPLES - 1.7%
Food & Drug Retailing - 0.8%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,300,000	2,446,972
Safeway, Inc. 3.625% 11/5/03	Baa2	2,000,000	1,996,110
			4,443,082
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.2%
Kellogg Co. 5.5% 4/1/03	Baa2	$ 1,200,000	$ 1,222,826
Tobacco - 0.7%
Philip Morris Companies, Inc. 7% 7/15/05	A2	1,750,000	1,848,670
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	2,150,000	2,215,360
			4,064,030
TOTAL CONSUMER STAPLES			9,729,938
ENERGY - 1.4%
Energy Equipment & Services - 0.3%
Petroliam Nasional BHD (Petronas) yankee:
7.125% 10/18/06 (b)	Baa1	575,000	613,584
8.875% 8/1/04 (b)	Baa1	1,135,000	1,244,842
			1,858,426
Oil & Gas - 1.1%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	1,400,000	1,461,225
Kerr-McGee Corp. 5.375% 4/15/05	Baa2	1,375,000	1,393,216
Mitchell Energy & Development Corp. 6.75% 2/15/04	Baa3	1,425,000	1,475,851
Petroleos Mexicanos 6.5% 2/1/05 (b)	Baa1	825,000	845,625
Valero Energy Corp. 6.125% 4/15/07	Baa2	1,000,000	1,013,168
			6,189,085
TOTAL ENERGY			8,047,511
FINANCIALS - 18.3%
Banks - 6.4%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	1,700,000	1,853,733
Bank of America Corp.:
4.75% 10/15/06	Aa2	330,000	325,640
7.125% 9/15/06	Aa2	1,750,000	1,887,788
7.875% 5/16/05	Aa2	1,300,000	1,426,889
Bank One Corp. 7.625% 8/1/05	Aa3	1,735,000	1,883,301
BankBoston Corp. 6.625% 2/1/04	A2	510,000	532,072
Capital One Bank:
6.5% 7/30/04	Baa2	1,500,000	1,517,513
6.65% 3/15/04	Baa3	1,000,000	1,016,330
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Chase Manhattan Corp. 5.75% 4/15/04	Aa3	$ 2,100,000	$ 2,166,839
Den Danske Bank Group AS 6.55% 9/15/03 (b)	Aa3	1,500,000	1,565,552
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (b)	Ba3	741,989	712,310
First Security Corp. 5.875% 11/1/03	Aa2	450,000	466,507
First Union Corp.:
6.95% 11/1/04	A1	1,500,000	1,595,636
7.7% 2/15/05	A1	1,900,000	2,050,005
Fleet Financial Group, Inc.:
7.125% 4/15/06	A2	1,190,000	1,257,344
8.125% 7/1/04	A2	930,000	1,005,267
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,750,000	2,958,577
Korea Development Bank:
7.125% 4/22/04	A3	700,000	738,167
7.375% 9/17/04	A3	810,000	863,026
Long Island Savings Bank FSB 7% 6/13/02	Baa2	1,250,000	1,256,699
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	A1	2,000,000	2,132,450
NationsBank Corp. 7.625% 4/15/05	Aa3	900,000	971,335
PNC Funding Corp. 6.95% 9/1/02	A2	1,800,000	1,826,831
Royal Bank of Scotland Group PLC 7.816% 11/29/49	A1	1,900,000	2,027,266
Wells Fargo & Co.:
6.625% 7/15/04	Aa2	2,000,000	2,111,390
7.2% 5/1/03	Aa2	550,000	572,993
			36,721,460
Diversified Financials - 8.8%
Abbey National PLC 6.69% 10/17/05	Aa3	200,000	210,065
Amvescap PLC:
6.375% 5/15/03	A2	2,450,000	2,517,250
6.6% 5/15/05	A2	600,000	627,668
Citigroup, Inc.:
5.7% 2/6/04	Aa1	1,400,000	1,450,848
6.75% 12/1/05	Aa1	4,100,000	4,350,895
Conoco Funding Co. 5.45% 10/15/06	Baa1	1,345,000	1,352,200
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	255,000	259,847
5.25% 6/15/04	A3	130,000	132,305
6.85% 6/15/04	A3	2,720,000	2,862,955
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Ford Motor Credit Co.:
5.75% 2/23/04	A3	$ 1,300,000	$ 1,312,272
6.5% 1/25/07	A3	2,090,000	2,076,428
7.5% 3/15/05	A3	2,100,000	2,179,063
7.6% 8/1/05	A3	900,000	933,074
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	285,000	288,295
6.38% 1/30/04	A2	1,500,000	1,547,229
6.75% 1/15/06	A2	245,000	253,088
7.5% 7/15/05	A2	2,355,000	2,501,917
Goldman Sachs Group LP 7.2% 11/1/06 (b)	A1	500,000	535,923
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	2,555,000	2,764,030
Household Finance Corp. 6.5% 1/24/06	A2	470,000	482,001
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	845,000	838,930
5.625% 8/15/06	Aa3	1,075,000	1,088,049
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	A2	995,000	1,025,142
6.625% 4/1/04	A2	530,000	554,166
6.625% 2/5/06	A2	120,000	125,390
7.75% 1/15/05	A2	1,000,000	1,076,771
Mellon Funding Corp. 7.5% 6/15/05	A1	500,000	545,653
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,100,000	1,133,067
Morgan Stanley Dean Witter & Co. 6.1% 4/15/06	Aa3	1,800,000	1,852,337
NiSource Finance Corp. 7.5% 11/15/03	Baa3	2,100,000	2,081,736
Powergen US Funding LLC 4.5% 10/15/04	Baa1	2,770,000	2,765,568
Sears Roebuck Acceptance Corp. 6% 3/20/03	A3	550,000	562,993
Sprint Capital Corp.:
5.7% 11/15/03	Baa2	1,380,000	1,332,020
5.875% 5/1/04	Baa2	4,700,000	4,467,613
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	575,000	588,656
Washington Mutual Finance Corp. 8.25% 6/15/05	A3	2,000,000	2,192,836
			50,868,280
Insurance - 0.5%
Allstate Corp. 7.875% 5/1/05	A1	700,000	766,067
New York Life Insurance Co. 6.4% 12/15/03 (b)	Aa3	1,500,000	1,567,434
St. Paul Companies, Inc. 5.75% 3/15/07	A2	415,000	419,583
			2,753,084
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - 2.6%
AMB Property LP 7.2% 12/15/05	Baa1	$ 1,000,000	$ 1,041,470
Arden Realty LP 8.875% 3/1/05	Baa3	2,045,000	2,157,632
AvalonBay Communities, Inc.:
6.5% 7/15/03	Baa1	350,000	360,885
6.58% 2/15/04	Baa1	705,000	730,940
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	890,000	916,307
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	470,000	481,990
7.125% 3/15/04	Baa2	1,300,000	1,350,357
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	1,200,000	1,243,436
EOP Operating LP:
7.375% 11/15/03	Baa1	1,100,000	1,146,793
8.375% 3/15/06	Baa1	1,500,000	1,629,635
ERP Operating LP 7.1% 6/23/04	Baa1	1,700,000	1,781,078
Merry Land & Investment Co., Inc. 7.25% 6/15/05	Baa1	600,000	631,545
ProLogis Trust 6.7% 4/15/04	Baa1	1,405,000	1,450,785
			14,922,853
TOTAL FINANCIALS			105,265,677
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.2%
Raytheon Co. 7.9% 3/1/03	Baa3	1,480,000	1,523,746
Air Freight & Logistics - 0.4%
Federal Express Corp. pass thru trust certificate 7.53% 9/23/06	A3	1,487,482	1,564,102
FedEx Corp. 6.625% 2/12/04	Baa2	900,000	934,531
			2,498,633
Machinery - 0.7%
Tyco International Group SA yankee 6.375% 6/15/05	Baa2	4,500,000	3,837,060
Road & Rail - 0.8%
CSX Corp. 7.05% 5/1/02	Baa2	1,600,000	1,600,000
Norfolk Southern Corp. 6.95% 5/1/02	Baa1	900,000	900,000
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Union Pacific Corp.:
6.34% 11/25/03	Baa3	$ 820,000	$ 850,890
7.6% 5/1/05	Baa3	1,080,000	1,167,012
			4,517,902
TOTAL INDUSTRIALS			12,377,341
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	1,270,000	1,279,934
Internet Software & Services - 0.1%
Qwest Corp. 7.625% 6/9/03	Baa2	450,000	436,500
TOTAL INFORMATION TECHNOLOGY			1,716,434
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	Baa3	310,000	318,675
Georgia-Pacific Group 9.95% 6/15/02	Baa3	500,000	500,498
Weyerhaeuser Co. 5.5% 3/15/05 (b)	Baa2	1,350,000	1,366,299
			2,185,472
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.7%
AirTouch Communications, Inc. 6.35% 6/1/05	A2	800,000	826,755
AT&T Corp.:
5.625% 3/15/04	A3	3,380,000	3,350,155
6.5% 11/15/06 (b)	A3	2,300,000	2,203,630
British Telecommunications PLC:
3.295% 12/15/03 (e)	Baa1	1,350,000	1,352,331
7.875% 12/15/05	Baa1	1,200,000	1,286,572
Citizens Communications Co.:
6.375% 8/15/04	Baa2	1,400,000	1,418,977
8.5% 5/15/06	Baa2	1,435,000	1,504,897
Deutsche Telekom International Finance BV 7.75% 6/15/05	Baa1	1,275,000	1,344,476
Koninklijke KPN NV yankee 7.5% 10/1/05	Baa3	1,600,000	1,645,216
SBC Communications, Inc. 5.75% 5/2/06	Aa3	1,100,000	1,121,225
Telecomunicaciones de Puerto Rico, Inc. 6.15% 5/15/02	Baa1	2,430,000	2,432,391
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.35% 9/15/05	A2	$ 180,000	$ 191,744
TELUS Corp. 7.5% 6/1/07	Baa2	715,000	727,289
U.S. West Communications 7.2% 11/1/04	Baa2	2,230,000	2,102,868
			21,508,526
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. 7.35% 3/1/06	Baa2	1,620,000	1,619,279
TOTAL TELECOMMUNICATION SERVICES			23,127,805
UTILITIES - 3.9%
Electric Utilities - 2.7%
Avon Energy Partners Holdings 6.73% 12/11/02 (b)	Baa2	2,300,000	2,336,283
Dominion Resources, Inc. 6% 1/31/03	Baa1	1,000,000	1,016,997
FirstEnergy Corp. 5.5% 11/15/06	Baa2	860,000	823,135
Illinois Power Co.:
6% 9/15/03	Baa2	850,000	844,092
6.25% 7/15/02	Baa2	1,750,000	1,747,412
Niagara Mohawk Power Corp.:
7.375% 8/1/03	Baa2	1,010,000	1,054,570
8% 6/1/04	Baa2	1,600,000	1,704,531
Philadelphia Electric Co.:
6.5% 5/1/03	A2	720,000	743,952
6.625% 3/1/03	A2	400,000	410,378
Progress Energy, Inc. 6.55% 3/1/04	Baa1	1,500,000	1,553,844
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,100,000	1,114,487
Texas Utilities Electric Co.:
8% 6/1/02	A3	750,000	752,567
8.25% 4/1/04	A3	475,000	505,384
TXU Corp. 6.375% 6/15/06	Baa3	1,140,000	1,154,923
			15,762,555
Gas Utilities - 1.1%
Consolidated Natural Gas Co. 7.375% 4/1/05	A3	1,100,000	1,171,004
Enserch Corp. 6.25% 1/1/03	Baa2	650,000	659,043
KN Energy, Inc. 6.45% 3/1/03	Baa2	1,100,000	1,124,544
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Sonat, Inc. 6.875% 6/1/05	Baa2	$ 2,000,000	$ 2,033,870
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	Baa2	1,560,000	1,551,306
			6,539,767
Multi-Utilities & Unreg. Pwr - 0.1%
Williams Companies, Inc. 6.2% 8/1/02	Baa2	500,000	499,431
TOTAL UTILITIES			22,801,753
TOTAL NONCONVERTIBLE BONDS (Cost $208,246,926)			209,897,025
U.S. Government and Government Agency Obligations - 14.6%

U.S. Government Agency Obligations - 7.5%
Fannie Mae:
0% 6/5/02 (d)	-	1,000,000	998,357
2.83% 11/21/03	Aaa	3,000,000	2,979,492
5.25% 6/15/06	Aaa	5,000,000	5,117,825
Freddie Mac:
5.5% 7/15/06	Aaa	8,000,000	8,241,016
7% 7/15/05	Aaa	22,780,000	24,646,864
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Series T-3, 9.625% 5/15/02	Aaa	7,799	7,818
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1995-A, 6.28% 6/15/04	Aaa	882,353	913,425
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	141,176	144,240
Private Export Funding Corp. secured 6.86% 4/30/04	Aaa	381,600	396,036
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			43,445,073
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 7.1%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	$ 2,000,000	$ 2,171,328
11.75% 2/15/10	Aaa	4,600,000	5,547,494
U.S. Treasury Notes:
3% 2/29/04	Aaa	17,545,000	17,517,595
3.5% 11/15/06	Aaa	185,000	178,149
7% 7/15/06	Aaa	14,000,000	15,424,612
TOTAL U.S. TREASURY OBLIGATIONS			40,839,178
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $83,781,340)			84,284,251
U.S. Government Agency - Mortgage Securities - 3.6%

Fannie Mae - 0.4%
6.5% 10/1/11 to 9/1/15	Aaa	935,931	967,504
7.5% 11/1/07 to 10/1/14	Aaa	971,739	1,027,816
11.5% 11/1/15	Aaa	215,220	244,710
TOTAL FANNIE MAE			2,240,030
Freddie Mac - 0.2%
8.5% 5/1/26 to 7/1/28	Aaa	1,290,834	1,395,234
12% 11/1/19	Aaa	51,050	58,079
TOTAL FREDDIE MAC			1,453,313
Government National Mortgage Association - 3.0%
7% 7/15/28 to 8/15/28	Aaa	4,507,614	4,669,625
7% 5/1/32 (c)	Aaa	12,000,000	12,397,500
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			17,067,125
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $20,630,544)			20,760,468
Asset-Backed Securities - 19.1%

ABSC Nims Trust:
7% 12/17/31 (b)	Baa3	427,452	419,705
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
ABSC Nims Trust: - continued
7.25% 4/15/31 (b)	BBB-	$ 56,358	$ 55,865
American Express Credit Account Master Trust 7.2% 9/15/07	Aaa	1,600,000	1,725,841
Americredit Automobile Receivables Trust:
4.61% 1/6/09	Aaa	3,200,000	3,194,010
5.01% 7/14/08	Aaa	2,500,000	2,541,406
5.37% 6/12/08	Aaa	2,700,000	2,775,938
7.02% 12/15/05	Aaa	2,000,000	2,077,746
7.15% 8/12/04	Aaa	621,942	634,575
ANRC Auto Owner Trust 7.06% 5/17/04	Aaa	1,208,157	1,222,881
AQ Finance Nim Trust:
8.835% 2/25/32 (b)	Baa2	469,838	466,549
9.5% 8/15/31 (b)	Baa3	516,497	513,589
Arcadia Automobile Receivables Trust 7.2% 6/15/07	Aaa	2,102,620	2,187,452
ARG Funding Corp. 5.88% 5/20/03 (b)	Aaa	765,553	769,381
Associates Auto Receivables Trust 6.9% 8/15/05	Aaa	2,000,000	2,090,625
Capital Auto Receivables Asset Trust:
4.6% 9/15/05	Aaa	2,000,000	2,035,000
6.46% 7/15/06	Aaa	1,700,000	1,742,771
Capital One Auto Finance Trust 4.79% 1/15/09	Aaa	1,900,000	1,910,094
Capital One Master Trust 3.85% 8/15/07	Aaa	2,000,000	1,996,953
CDC Mortgage Capital Trust 10% 1/25/32 (b)	BBB	896,198	896,198
Chase Manhattan Auto Owner Trust:
4.55% 8/15/05	Aaa	2,000,000	2,033,438
5.06% 2/15/08	A2	255,000	258,902
6.48% 6/15/07	A2	597,089	623,719
Chevy Chase Auto Receivables Trust 5.97% 10/20/04	Aaa	140,548	141,163
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	3,000,000	3,003,750
CSFB Nims Trust:
8% 3/27/32	BBB	748,223	733,258
8% 5/25/32 (b)	BBB	747,340	721,183
8% 7/27/32 (b)	Baa3	800,000	784,000
8% 8/27/32	Baa2	405,000	396,900
8.5% 3/27/31 (b)	BBB-	546,392	540,245
9% 11/27/30 (b)	BBB-	268,848	266,092
DaimlerChrysler Auto Trust:
5.16% 1/6/05	Aaa	3,000,000	3,073,218
6.7% 6/8/03	Aaa	257,875	258,117
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Discover Card Master Trust I:
2.15% 9/16/05 (e)	A2	$ 1,000,000	$ 1,000,115
2.22% 7/18/05 (e)	A2	5,250,000	5,253,281
5.65% 11/15/06	A2	700,000	719,769
5.85% 1/17/06	Aaa	1,000,000	1,033,467
6.85% 7/17/07	Aaa	1,400,000	1,493,190
EQCC Asset Backed Corp. 2.2% 10/25/31 (e)	Aaa	1,446,515	1,446,515
First Security Auto Owner Trust 6.2% 10/2/06	A3	375,626	381,001
First USA Credit Card Master Trust:
2.1% 1/18/06 (e)	A1	1,200,000	1,200,407
2.21% 10/17/06 (e)	A1	2,170,000	2,174,345
Ford Credit Auto Owner Trust:
3.62% 1/15/06	Aaa	4,300,000	4,305,375
4.83% 2/15/05	Aaa	2,350,000	2,398,010
5.71% 9/15/05	A1	290,000	299,334
6.62% 7/15/04	Aaa	2,750,000	2,827,306
7.5% 10/15/04	A1	1,700,000	1,789,478
Harley-Davidson Motorcycle Trust 3.77% 4/17/06	Aaa	1,124,337	1,131,539
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,085,000	1,105,005
5.36% 9/20/04	Aaa	1,700,000	1,738,088
6.62% 7/15/04	Aaa	1,234,138	1,261,906
Household Home Equity Loan Trust 2.27% 12/22/31 (e)	Aaa	1,936,458	1,936,458
Household Private Label Credit Card Master Trust I:
2.45% 1/18/11 (e)	A1	1,000,000	1,000,000
4.95% 6/16/08	Aaa	1,600,000	1,636,682
IndyMac Nim Trust 9.25% 8/26/31 (b)(e)	BBB-	355,387	358,830
Isuzu Auto Owner Trust 4.88% 11/22/04	Aaa	870,000	889,031
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	1,100,000	1,132,779
Key Auto Finance Trust 5.83% 1/15/07	Aaa	1,376,736	1,406,349
MBNA Master Credit Card Trust II:
6.35% 12/15/06	Aaa	1,000,000	1,053,526
7.35% 7/16/07	Aaa	1,000,000	1,082,900
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (b)	-	862,652	856,721
12.75% 10/25/31 (b)	-	610,771	615,352
Onyx Acceptance Owner Trust:
3.63% 11/15/05	Aaa	2,000,000	2,004,063
3.75% 4/15/06	Aaa	890,000	893,245
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Onyx Acceptance Owner Trust: - continued
6.85% 8/15/07	Aaa	$ 2,000,000	$ 2,099,404
7.26% 5/15/07	Aaa	2,000,000	2,111,875
Option One Mortgage Securities Corp. Nim 8.83% 6/26/32 (b)	BBB-	647,390	647,355
Orix Credit Alliance Receivables Trust 7.12% 5/15/04	Aaa	500,140	507,486
PP&L Transition Bonds LLC 6.83% 3/25/07	Aaa	1,600,000	1,695,672
Prime Credit Card Master Trust:
6.75% 11/15/05	Aaa	1,000,000	1,013,646
6.9% 11/15/05	A2	1,000,000	1,014,844
Sears Credit Account Master Trust II:
7% 7/15/08	Aaa	650,000	681,729
7.25% 11/15/07	Aaa	3,000,000	3,140,342
7.5% 11/15/07	A2	1,700,000	1,797,920
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (b)	Baa2	694,369	688,796
Toyota Auto Owners Trust 7.21% 4/15/07	Aaa	2,300,000	2,432,826
Toyota Auto Receivables Owner Trust 6.76% 8/15/04	Aaa	1,000,000	1,023,594
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	322,326	325,667
Wells Fargo Auto Trust 4.68% 2/15/05	Aaa	1,100,000	1,117,807
WFS Financial Owner Trust 6.83% 7/20/05	Aaa	879,648	905,488
TOTAL ASSET-BACKED SECURITIES (Cost $108,397,499)			109,719,082
Collateralized Mortgage Obligations - 6.3%

Private Sponsor - 0.3%
GE Capital Mortgage Services, Inc. planned amortization class Series 1998-14 Class A2, 6.35% 10/25/28	AAA	1,000,000	1,038,125
Residential Funding Mortgage Securities I, Inc.:
planned amortization class Series 1994-S12 Class A2, 6.5% 4/25/09	Aaa	97,302	98,003
Series 1996-S6 Class A9, 7% 3/25/26	AAA	714,437	717,509
TOTAL PRIVATE SPONSOR			1,853,637
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency - 6.0%
Fannie Mae:
REMIC planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	Aaa	$ 1,350,000	$ 1,411,503
Series 1993-78 Class G, 6.5% 11/25/07	Aaa	870,171	900,830
Series 1994-51 Class PH, 6.5% 1/25/23	Aaa	700,000	732,593
Series 1994-63 Class PH, 7% 6/25/23	Aaa	2,000,000	2,113,733
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	600,000	619,594
Series 2001-80 Class PH, 6% 12/25/27	Aaa	2,300,000	2,346,719
sequential pay:
Series 1998-2 Class DA, 6.5% 4/18/25	Aaa	593,014	601,939
Series 2000-49 Class A, 8% 3/18/27	Aaa	824,253	881,773
Series 2001-17 Class AB, 6.5% 11/25/25	Aaa	1,294,791	1,309,334
Freddie Mac:
REMIC planned amortization class:
Series 16 Class PH, 6.75% 4/25/21	Aaa	1,500,000	1,563,857
Series 1714 Class H, 6.75% 5/15/23	Aaa	2,000,000	2,106,140
Series 2134 Class PC, 5.725% 4/15/11	Aaa	1,711,459	1,763,593
Series 2143 Class CH, 6% 2/15/19	Aaa	864,842	888,173
Series 2396 Class PX, 6% 6/15/27	Aaa	2,300,000	2,367,698
Series 32 Class TH, 7% 9/25/22	Aaa	3,000,000	3,137,822
sequential pay:
Series 2005 Class A, 6.5% 10/15/24	Aaa	1,537,939	1,557,492
Series 2053 Class A, 6.5% 10/15/23	Aaa	901,926	930,174
Series 2070 Class A, 6% 8/15/24	Aaa	1,830,348	1,883,620
Series 2134 Class H, 6.5% 12/15/24	Aaa	1,979,755	2,050,268
Series 2211 Class C, 7.5% 6/15/27	Aaa	696,617	706,875
Series 2230 Class VB, 8% 2/15/16	Aaa	2,216,127	2,351,458
Series 2284 Class C, 6.5% 2/15/29	Aaa	976,709	1,019,308
target amortization class Series 2209 Class TA, 7.5% 1/15/27	Aaa	419,980	426,635
Government National Mortgage Association sequential pay Series 1998-19 Class B, 6.5% 2/20/23	Aaa	681,402	703,929
TOTAL U.S. GOVERNMENT AGENCY			34,375,060
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,576,499)			36,228,697
Commercial Mortgage Securities - 6.3%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
280 Park Avenue Trust Series 2001-280 Class X1, 1.0329% 2/3/16 (b)(g)	Aaa	$ 15,909,590	$ 991,602
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	1,577,395	1,667,394
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (e)(g)	Aaa	11,800,535	888,728
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (b)(e)	Aa2	2,200,000	2,200,000
CBM Funding Corp. sequential pay Series 1996-1 Class A2, 6.88% 7/1/02	AA	49,409	49,561
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 0% 12/12/13 (b)(e)	AA	1,097,492	1,092,090
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	AAA	780,522	829,061
Series 2000-3 Class A1, 7.093% 10/15/32	AAA	1,380,367	1,461,118
COMM floater:
Series 2000-FL3A Class C, 2.62% 11/15/12 (b)(e)	Aaa	1,400,000	1,388,188
Series 2001-FL5A:
Class A2, 2.45% 11/15/13 (b)(e)	Aaa	1,400,000	1,403,063
Class D, 3.0793% 11/15/13 (b)(e)	AA-	1,350,000	1,348,734
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (b)	Aaa	988,731	1,015,148
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	Aaa	830,000	869,038
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	1,087,909	1,166,662
Series 2000-FL1A Class A2, 2.26% 9/15/03 (b)(e)	Aaa	2,100,000	2,094,714
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	1,050,000	1,072,251
Series 2001-CK6 Class AX, 0.645% 9/15/18 (g)	Aaa	20,737,282	874,864
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	1,059,842	1,146,317
Equitable Life Assurance Society of the United States floater Series 174 Class D2, 2.95% 5/15/03 (b)(e)	Baa2	1,183,784	1,171,761
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C1 Class A2, 7.3% 4/18/29	Aaa	$ 630,000	$ 669,916
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 9/15/20 (b)	Aaa	376,340	376,340
Franchise Loan Trust sequential pay Series 1998-I Class A1, 6.24% 7/15/20 (b)	Aa2	593,293	593,293
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (b)(e)(g)	Aaa	12,121,922	491,979
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2001-WTCA Class X1, 0.8% 9/1/15 (b)(g)	Aaa	16,300,000	10,188
GGP Mall Properties Trust floater Series 2001-C1A Class A1, 2.46% 12/15/11 (b)(e)	Aaa	3,487,626	3,487,626
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.77% 12/15/05 (e)	A2	1,139,107	1,130,920
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/10 (b)	Aaa	904,264	934,191
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (b)	Aaa	801,341	831,805
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-LIFE Class A1, 6.97% 10/15/08	Aaa	887,240	939,326
Series 1997-RR Class B, 7.3206% 4/30/39 (b)(e)	-	1,180,820	1,211,817
Mortgage Capital Funding, Inc. sequential pay Series 1996-MC1 Class A2B, 7.9% 2/15/06	AAA	1,000,000	1,083,242
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 1/20/08	Aaa	1,232,722	1,302,062
Structured Asset Securities Corp. Series 1995-C1 Class E, 7.375% 9/25/24 (b)	BBB	562,730	576,732
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,465,261)			36,369,731
Foreign Government and Government Agency Obligations (h) - 1.3%

Chilean Republic 5.625% 7/23/07	Baa1	740,000	740,426
Ontario Province 7% 8/4/05	Aa3	2,645,000	2,852,897
Quebec Province yankee 8.8% 4/15/03	A1	2,000,000	2,120,114
United Mexican States 8.5% 2/1/06	Baa2	1,650,000	1,784,475
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,276,126)			7,497,912
Fixed-Income Funds - 5.7%
	Shares	Value (Note 1)
Fidelity Ultra-Short Central Fund (f) (Cost $32,999,998)	3,308,034	$ 32,914,938
Cash Equivalents - 7.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $40,432,000)	$ 40,434,169	40,432,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $573,806,193)		578,104,104
NET OTHER ASSETS - (0.3)%		(1,719,248)
NET ASSETS - 100%		$ 576,384,856
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Sold
Eurodollar Contracts
10 Eurodollar 90 Day Index Contracts	March 2003	$ 2,408,125	$ (19,935)
10 Eurodollar 90 Day Index Contracts	June 2002	2,448,375	(12,435)
10 Eurodollar 90 Day Index Contracts	June 2003	2,394,500	(19,810)
10 Eurodollar 90 Day Index Contracts	Sept. 2002	2,436,250	(15,810)
10 Eurodollar 90 Day Index Contracts	Dec. 2002	2,422,000	(18,560)
10 Eurodollar 90 Day Index Contracts	Sept. 2003	2,383,500	(18,560)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Sold - continued
Eurodollar Contracts - continued
10 Eurodollar 90 Day Index Contracts	Dec. 2003	$ 2,376,500	$ (19,935)
10 Eurodollar 90 Day Index Contracts	March 2004	2,371,875	(19,060)
TOTAL EURODOLLAR CONTRACTS		19,241,125	(144,105)
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,810,614 or 7.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $998,357.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.7%	AAA, AA, A	62.5%
Baa	21.9%	BBB	25.6%
Ba	0.3%	BB	0.4%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Purchases and sales of securities, other than short-term securities, aggregated $392,996,481 and $291,557,432, respectively, of which long-term U.S. government and government agency obligations aggregated $214,489,461 and $202,428,061, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $16,429,400. The weighted average interest rate was 1.87%. Interest earned from the interfund lending program amounted to $4,277 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $574,328,896. Net unrealized appreciation aggregated $3,775,208, of which $6,981,779 related to appreciated investment securities and $3,206,571 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $47,105,000 of which $16,031,000, $19,457,000, $2,265,000, $3,149,000, $2,459,000 and $3,744,000 will expire on October 31, 2002, 2003, 2004, 2005, 2007 and 2008, respectively.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $40,432,000) (cost $573,806,193) - See accompanying schedule		$ 578,104,104
Cash		572,423
Receivable for investments sold		2,699,737
Receivable for fund shares sold		4,386,806
Interest receivable		5,943,961
Total assets		591,707,031
Liabilities
Payable for investments purchased Regular delivery	$ 401,687
Delayed delivery	12,411,354
Payable for fund shares redeemed	1,611,489
Distributions payable	402,709
Accrued management fee	200,890
Distribution fees payable	176,056
Payable for daily variation on futures contracts	2,875
Other payables and accrued expenses	115,115
Total liabilities		15,322,175
Net Assets		$ 576,384,856
Net Assets consist of:
Paid in capital		$ 622,334,402
Undistributed net investment income		65,875
Accumulated undistributed net realized gain (loss) on investments		(50,169,227)
Net unrealized appreciation (depreciation) on investments		4,153,806
Net Assets		$ 576,384,856

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

April 30, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,553,100 ÷ 7,140,258 shares)	$ 9.32
Maximum offering price per share (100/98.50 of $9.32)	$ 9.46
Class T: Net Asset Value and redemption price per share ($316,562,911 ÷ 33,937,548 shares)	$ 9.33
Maximum offering price per share (100/98.50 of $9.33)	$ 9.47
Class C: Net Asset Value and offering price per share ($160,696,878 ÷ 17,224,614 shares) A	$ 9.33
Institutional Class: Net Asset Value, offering price and redemption price per share ($32,571,967 ÷ 3,492,754 shares)	$ 9.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2002 (Unaudited)
Investment Income
Interest		$ 13,462,092
Expenses
Management fee	$ 1,120,045
Transfer agent fees	447,815
Distribution fees	933,165
Accounting fees and expenses	73,208
Non-interested trustees' compensation	530
Custodian fees and expenses	11,470
Registration fees	49,414
Audit	12,648
Legal	4,180
Miscellaneous	39,453
Total expenses before reductions	2,691,928
Expense reductions	(7,529)	2,684,399
Net investment income (loss)		10,777,693
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,831,770)
Futures contracts	(8,098)
Total net realized gain (loss)		(1,839,868)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,941,565)
Futures contracts	(144,105)
Delayed delivery commitments	67,978
Total change in net unrealized appreciation (depreciation)		(7,017,692)
Net gain (loss)		(8,857,560)
Net increase (decrease) in net assets resulting from operations		$ 1,920,133

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,777,693	$ 20,152,686
Net realized gain (loss)	(1,839,868)	2,252,882
Change in net unrealized appreciation (depreciation)	(7,017,692)	12,354,419
Net increase (decrease) in net assets resulting from operations	1,920,133	34,759,987
Distributions to shareholders from net investment income	(10,843,231)	(20,520,784)
Share transactions - net increase (decrease)	114,323,297	102,262,577
Total increase (decrease) in net assets	105,400,199	116,501,780
Net Assets
Beginning of period	470,984,657	354,482,877
End of period (including undistributed net investment income of $65,875 and undistributed net investment income of $131,413, respectively)	$ 576,384,856	$ 470,984,657

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 9.490	$ 9.120	$ 9.150	$ 9.380	$ 9.310	$ 9.370
Income from Invest- ment Operations
Net investment income (loss) E	.201 G	.523	.551	.518	.572	.532
Net realized and unrealized gain (loss)	(.166) G	.386	(.028)	(.233)	.024	(.021)
Total from investment operations	.035	.909	.523	.285	.596	.511
Distributions from net investment income	(.205)	(.539)	(.553)	(.515)	(.526)	(.571)
Net asset value, end of period	$ 9.320	$ 9.490	$ 9.120	$ 9.150	$ 9.380	$ 9.310
Total Return B, C, D	0.38%	10.22%	5.91%	3.12%	6.58%	5.64%
Ratios to Average Net Assets F
Expenses before expense reductions	.82% A	.85%	.83%	.82%	.94%	1.82%
Expenses net of voluntary waivers, if any	.82% A	.85%	.83%	.82%	.90%	.90%
Expenses net of all reductions	.81% A	.84%	.83%	.80%	.90%	.90%
Net investment income (loss)	4.37% A, G	5.63%	6.05%	5.68%	6.03%	6.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,553	$ 38,240	$ 16,698	$ 17,835	$ 5,524	$ 19,726
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.90%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350	$ 9.380
Income from Invest- ment Operations
Net investment income (loss) E	.202 G	.525	.550	.523	.555	.578
Net realized and unrealized gain (loss)	(.168) G	.383	(.019)	(.238)	.019	(.036)
Total from investment operations	.034	.908	.531	.285	.574	.542
Distributions from net investment income	(.204)	(.538)	(.551)	(.515)	(.544)	(.572)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350
Total ReturnB, C, D	0.37%	10.21%	6.00%	3.12%	6.32%	5.97%
Ratios to Average Net Assets F
Expenses before expense reductions	.84% A	.85%	.84%	.84%	.89%	.89%
Expenses net of voluntary waivers, if any	.84% A	.85%	.84%	.84%	.89%	.89%
Expenses net of all reductions	.84% A	.85%	.83%	.83%	.89%	.89%
Net investment income (loss)	4.35% A, G	5.62%	6.05%	5.64%	5.93%	6.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 316,563	$ 309,958	$ 279,306	$ 309,670	$ 333,050	$ 351,614
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.88%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.500	$ 9.130	$ 9.160	$ 9.380	$ 9.340
Income from Investment Operations
Net investment income (loss) E	.162 H	.448	.467	.434	.437
Net realized and unrealized gain (loss)	(.167) H	.383	(.021)	(.222)	.064
Total from investment operations	(.005)	.831	.446	.212	.501
Distributions from net investment income	(.165)	(.461)	(.476)	(.432)	(.461)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.160	$ 9.380
Total ReturnB, C, D	(0.04)%	9.30%	5.01%	2.31%	5.49%
Ratios to Average Net Assets G
Expenses before expense reductions	1.67% A	1.68%	1.68%	1.73%	2.51% A
Expenses net of voluntary waivers, if any	1.67% A	1.68%	1.68%	1.73%	1.75% A
Expenses net of all reductions	1.67% A	1.68%	1.67%	1.72%	1.75% A
Net investment income (loss)	3.52% A, H	4.80%	5.21%	4.75%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,697	$ 99,486	$ 50,824	$ 30,428	$ 11,795
Portfolio turnover rate	127% A	145%	115%	139%	124%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 4.05%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350	$ 9.370
Income from Invest- ment Operations
Net investment income (loss) D	.209 F	.540	.564	.534	.566	.589
Net realized and unrealized gain (loss)	(.167) F	.387	(.015)	(.236)	.021	(.023)
Total from investment operations	.042	.927	.549	.298	.587	.566
Distributions from net investment income	(.212)	(.557)	(.569)	(.528)	(.557)	(.586)
Net asset value, end of period	$ 9.330	$ 9.500	$ 9.130	$ 9.150	$ 9.380	$ 9.350
Total ReturnB, C	0.47%	10.43%	6.21%	3.27%	6.47%	6.24%
Ratios to Average Net Assets E
Expenses before expense reductions	.65% A	.66%	.67%	.71%	.93%	1.02%
Expenses net of voluntary waivers, if any	.65% A	.66%	.67%	.71%	.75%	.75%
Expenses net of all reductions	.65% A	.66%	.67%	.70%	.75%	.75%
Net investment income (loss)	4.53% A, F	5.81%	6.21%	5.77%	6.06%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,572	$ 23,301	$ 7,655	$ 6,805	$ 7,027	$ 6,750
Portfolio turnover rate	127% A	145%	115%	139%	124%	105%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.025 and increase net realized and unrealized gain (loss) per share by $.025. Without this change the ratio of net investment income (loss) to average net assets would have been 5.07%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,087,078 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $1,387,961; increase net unrealized appreciation/depreciation by $1,058,207; and increase net realized gain (loss) by $329,754. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, a separate Distribution and Service Fee based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 38,309	$ 252
Class T	0%	.15%	234,421	4,470
Class C	.75%	.25%	660,435	493,412
			$ 933,165	$ 498,134

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund. FDC receives the proceeds of a contingent deferred sales charge levied on Class A, Class T, and Class C share redemptions. These charges depend on the holding period. The deferred sales charge is 1% for Class C and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 84,808	$ 33,660
Class T	151,044	53,148
Class C	73,663	73,663*
	$ 309,515	$ 160,471

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 40,914.16
Class T	284,441.18
Class C	101,986.16
Institutional Class	20,474.15
	$ 447,815

*Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $323,842 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,529.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 1,104,259	$ 1,293,315
Class T	6,824,577	15,819,901
Class C	2,287,972	2,488,589
Institutional Class	626,423	918,979
Total	$ 10,843,231	$ 20,520,784

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended April 30,	Year ended October 31,	Six months ended April 30,	Year ended October 31,
	2002	2001	2002	2001
Class A Shares sold	5,450,824	4,054,200	$ 50,957,909	$ 37,922,254
Reinvestment of distributions	91,310	101,013	851,692	944,387
Shares redeemed	(2,431,245)	(1,955,939)	(22,720,898)	(18,222,488)
Net increase (decrease)	3,110,889	2,199,274	$ 29,088,703	$ 20,644,153
Class T Shares sold	10,198,893	26,177,892	$ 95,485,092	$ 244,606,368
Reinvestment of distributions	603,347	1,422,665	5,636,815	13,291,880
Shares redeemed	(9,499,631)	(25,559,373)	(88,851,169)	(238,035,942)
Net increase (decrease)	1,302,609	2,041,184	$ 12,270,738	$ 19,862,306
Class C Shares sold	11,092,363	11,388,103	$ 103,810,166	$ 106,834,535
Reinvestment of distributions	172,965	211,468	1,615,398	1,978,947
Shares redeemed	(4,514,308)	(6,691,198)	(42,182,458)	(62,114,713)
Net increase (decrease)	6,751,020	4,908,373	$ 63,243,106	$ 46,698,769
Institutional Class Shares sold	2,236,184	2,306,063	$ 20,909,581	$ 21,532,203
Reinvestment of distributions	45,937	88,199	428,955	825,159
Shares redeemed	(1,243,427)	(778,659)	(11,617,786)	(7,300,013)
Net increase (decrease)	1,038,694	1,615,603	$ 9,720,750	$ 15,057,349

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

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SFII-SANN-0602 156994
1.703633.104